UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2020

Item 1. Reports to Stockholders

Annual report
Equity funds
Delaware Equity Income Fund
Delaware Growth and Income Fund
Delaware Growth Equity Fund
Delaware Opportunity Fund
Delaware Special Situations Fund
Delaware Global Equity Fund
Delaware International Fund
Fixed income funds
Delaware Floating Rate II Fund
Delaware Fund for Income
Delaware Government Cash Management Fund
Delaware International Opportunities Bond Fund
Delaware Investment Grade Fund
Delaware Limited Duration Bond Fund
Delaware Strategic Income II Fund
Alternative/specialty funds
Delaware Covered Call Strategy Fund
Delaware Hedged U.S. Equity Opportunities Fund
Delaware Premium Income Fund
Multi-asset funds
Delaware Total Return Fund

September 30, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Funds' investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds' prospectus and their summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.
Manage your account online
•  Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Funds are governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of September 30, 2020, and subject to change for events occurring after such date.
The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.

Portfolio management reviews
Delaware Equity Income Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Equity Income Fund (Institutional Class shares)	1-year return	-7.72%
Delaware Equity Income Fund (Class A shares)	1-year return	-7.89%
Russell 1000® Value Index (benchmark)	1-year return	-5.03%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Equity Income Fund, please see the table on page 38.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 41 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks total return.
Effective as of the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same, and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
Midway through the Fund’s fiscal year, the coronavirus outbreak turned into a pandemic, causing severe economic and humanitarian dislocations. In response, central bankers and policy makers around the world authorized fiscal and monetary support programs worth trillions of dollars. The COVID-19 pandemic and resulting government policy responses caused extraordinary fluctuations in the stock market. The broad market S&P 500® Index experienced its swiftest decline in history, dropping 30% from mid-February to mid-March. The Index then jumped 17% – its biggest three-day gain since 1933 – when it became clear that a massive fiscal stimulus package was working its way through US Congress. From that point, stocks continued to rally strongly even in the face of persistent economic challenges.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Equity Income Fund underperformed its benchmark, the Russell 1000 Value Index. The Fund’s Institutional Class shares declined 7.72%. The Fund’s Class A shares were down 7.89% at net asset value (NAV) and 13.18% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark declined 5.03%. For complete, annualized performance of Delaware Equity Income Fund, please see the table on page 38.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
Investments in the energy sector were the largest detractors from Fund performance. Shares of exploration and production companies Marathon Oil Corp. and Occidental Petroleum Corp., both of which have high oil-price sensitivity, experienced significant stock-price declines when crude oil demand collapsed following the onset of the pandemic. Given our view that oil demand could continue to be weak for an extended period, we decided to exit these positions.
The Fund’s holdings in the industrials sector also resulted in relative underperformance. Aerospace and defense company Raytheon Technologies Corp. was the laggard in the group. Formed when Raytheon Co. merged with United Technologies Corp. in April 2020, the company’s commercial aerospace exposure has been a source of concern for investors during the downturn. The company expressed a conservative outlook for free cash flow in 2020 and pushed out the expected timeframe for an aerospace recovery. Meanwhile, the defense business continued to post strong results with a significant increase in bookings. Raytheon Technologies’ shares remain attractively valued, in our view, and appear to have priced in many of the challenges facing its aerospace business.
The Fund’s holding in multiline insurance company American International Group Inc. (AIG) was another notable detractor. AIG’s results were negatively affected by global pandemic-related losses as well as the weaker economic backdrop and its shares remained under pressure for much of the Fund’s fiscal year. We believe the economic environment has masked the underlying improvements the company has made with respect to pricing, underwriting, and expense management, all of which we believe should work in its favor longer term. Meanwhile, the stock’s

Portfolio management reviews
Delaware Equity Income Fund
discounted valuation suggests to us that the market has not given AIG credit for its improving operations.
Investments in the information technology sector were the largest contributors to the Fund’s relative returns. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, led the group higher. There has been relatively steady demand for many of the company’s products and services, and it has benefited from several broad trends including growing demand for servers, storage, mobility, and security. We believe Broadcom has attractive cash flow dynamics and further upside potential.
The Fund’s holdings in the consumer staples sector also contributed to relative performance. Conagra Brands Inc., a leading packaged-food company, was a solid contributor. Conagra’s shares were buoyed by ongoing strength in packaged-food demand, which led to higher-than-expected organic sales growth. Conagra also made further progress on reducing leverage associated with its 2018 acquisition of Pinnacle Foods and declared a large dividend increase when it announced earnings results for its most recent fiscal quarter.
The Fund’s holding in home improvement retailer Lowe’s Companies Inc. was another notable contributor. The company continued to benefit from ongoing strength in consumer spending on home improvements as well as better operational execution. Lowe’s shares appear reasonably valued to us. That said, given the stock’s impressive performance in recent years, we are assessing its potential risk-reward profile in the context of other opportunities in the consumer discretionary sector.
We see lingering uncertainties associated with the coronavirus pandemic. As a result, we remain focused on companies that possess what we view as more defensible business models that can navigate through adverse market conditions. Fund positioning remains fairly defensive. For example, we have established an underweight in financials, an overweight in healthcare, and less-cyclical positioning in consumer discretionary. While the Fund has lagged the benchmark in recent months as investors have rotated into more speculative stocks, we are not inclined to chase the rally because we don’t believe the long-term fundamentals justify that kind of leadership. We continue to emphasize higher-quality, undervalued companies that we believe have the potential to contribute to strong long-term performance.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Growth and Income Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Growth and Income Fund (Institutional Class shares)	1-year return	-7.68%
Delaware Growth and Income Fund (Class A shares)	1-year return	-7.99%
Russell 1000® Value Index (benchmark)	1-year return	-5.03%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Growth and Income Fund, please see the table on page 42.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 45 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term growth of capital and current income.
Effective as of the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same, and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Midway through the Fund’s fiscal year, the coronavirus outbreak turned into a pandemic, causing severe economic and humanitarian dislocations. In response, central bankers and policy makers around the world authorized fiscal and monetary support programs worth trillions of dollars. The COVID-19 pandemic and resulting government policy responses caused extraordinary fluctuations in the stock market. The broad market S&P 500® Index experienced its swiftest decline in history, dropping 30% from mid-February to mid-March. The Index then jumped 17% – its biggest three-day gain since 1933 – when it became clear that a massive fiscal stimulus package was working its way through US Congress. From that point, stocks continued to rally strongly even in the face of persistent economic challenges.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Growth and Income Fund underperformed its benchmark, the Russell 1000 Value Index. The Fund’s Institutional Class shares declined 7.68%. The Fund’s Class A shares were down 7.99% at net asset value (NAV) and 13.28% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark declined 5.03%. For complete, annualized performance of Delaware Growth and Income Fund, please see the table on page 42.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
Investments in the energy sector were the largest detractors from Fund performance. Shares of exploration and production companies Marathon Oil Corp. and Occidental Petroleum Corp., both of which have high oil-price sensitivity, experienced significant stock-price declines when crude oil demand collapsed following the onset of the pandemic. Given our view that oil demand could continue to be weak for an extended period, we decided to exit these positions.
The Fund’s holdings in the industrials sector also resulted in relative underperformance. Aerospace and defense company Raytheon Technologies Corp. was the laggard in the group. Formed when Raytheon Co. merged with United Technologies Corp. in April 2020, the company’s commercial aerospace exposure has been a source of concern for investors during the downturn. The company expressed a conservative outlook for free cash flow in 2020 and pushed out the expected timeframe for an aerospace recovery.
Meanwhile, the defense business continued to post strong results with a significant increase in bookings. Raytheon Technologies’ shares remain attractively valued, in our view, and appear to have priced in many of the challenges facing its aerospace business.
The Fund’s holding in multiline insurance company American International Group Inc. (AIG) was another notable detractor. AIG’s results were negatively affected by global pandemic-related losses as well as the weaker economic backdrop and its shares remained under pressure for much of the Fund’s fiscal year. We believe the economic environment has masked the underlying improvements the company has made with respect to pricing, underwriting, and expense management, all of which we believe should work in its favor longer term. Meanwhile, the stock’s

Portfolio management reviews
Delaware Growth and Income Fund
discounted valuation suggests to us that the market has not given AIG credit for its improving operations.
Investments in the information technology sector were the largest contributors to the Fund’s relative returns. Broadcom Inc., a leading provider of semiconductor and infrastructure software solutions, led the group higher. There has been relatively steady demand for many of the company’s products and services, and it has benefited from several broad trends including growing demand for servers, storage, mobility, and security. We believe Broadcom has attractive cash flow dynamics and further upside potential.
The Fund’s holdings in the consumer staples sector also contributed to relative performance. Conagra Brands Inc., a leading packaged-food company, was a solid contributor. Conagra’s shares were buoyed by ongoing strength in packaged-food demand, which led to higher-than-expected organic sales growth. Conagra also made further progress on reducing leverage associated with its 2018 acquisition of Pinnacle Foods and declared a large dividend increase when it announced earnings results for its most recent fiscal quarter.
The Fund’s holding in home improvement retailer Lowe’s Companies Inc. was another notable contributor. The company continued to benefit from ongoing strength in consumer spending on home improvements as well as better operational execution. Lowe’s shares appear reasonably valued to us. That said, given the stock’s impressive performance in recent years, we are assessing its potential risk-reward profile in the context of other opportunities in the consumer discretionary sector.
We see lingering uncertainties associated with the coronavirus pandemic. As a result, we remain focused on companies that possess what we view as more defensible business models that can navigate through adverse market conditions. Fund positioning remains fairly defensive. For example, we have established an underweight in financials, an overweight in healthcare, and less-cyclical positioning in consumer discretionary. While the Fund has lagged the benchmark in recent months as investors have rotated into more speculative stocks, we are not inclined to chase the rally because we don’t believe the long-term fundamentals justify that kind of leadership. We continue to emphasize higher-quality, undervalued companies that we believe have the potential to contribute to strong long-term performance.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Growth Equity Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Growth Equity Fund (Institutional Class shares)	1-year return	+25.88%
Delaware Growth Equity Fund (Class A shares)	1-year return	+25.53%
Russell 1000® Growth Index (benchmark)	1-year return	+37.53%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Growth Equity Fund, please see the table on page 46.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 49 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term growth of capital.
On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on
October 4, 2019.
Smith Asset Management Group, L.P. (Smith), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, Smith is responsible for day-to-day management of the Fund’s assets. DMC, a series of MIMBT, has ultimate responsibility for all investment advisory services.
Market review
The 12-month period ended September 30, 2020 provided dramatic shifts in both economic and market fundamentals. The first three months of the Fund’s fiscal year started with the global economy beginning to pick up after a period of flat year-over-year earnings reports. The Fund's benchmark, the Russell 1000 Growth Index, was off to a good start, rising 10.6% for the final quarter of 2019. That index would go on to record four consecutive quarterly moves, both up and down, of greater than 10%, a level of volatility experienced only one other time in the almost 42-year history of the index.
In January 2020, COVID-19 was not generally perceived as a real threat to the US economy since it was happening on the other side of the world. However, in late February, the first home-grown cases of the virus were documented in California and Washington state. As we know now, COVID-19 proved to be a threat to our collective health, economy, and, by extension, our livelihood and assets. The recession that began in February triggered a 31.5% decline in the Russell 1000 Growth Index by March 23.
Thanks to unprecedented fiscal and monetary efforts, the recession had run its course by early June. From the bear market lows of
March 23 through September 30, 2020, the Russell 1000 Growth Index gained 66%. While the Fund’s positioning may have helped dampen downside volatility, it proved too defensive for what has been a dramatic rise by growth stocks.
Our investment process is centered on a very specific and clearly defined fundamental outcome: Companies that can sustainably grow earnings faster than expected have the potential to outperform over time. During the fiscal year, the Fund’s holdings delivered 9.9% earnings growth versus an expectation of 7.1%, while benchmark holdings fell significantly short of growth expectations, delivering 1.0% earnings growth versus an expectation of 8.5%.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Growth Equity Fund advanced, although it underperformed its benchmark, the Russell 1000 Growth Index. The Fund’s Institutional Class shares gained 25.88%. The Fund’s Class A shares advanced 25.53% at net asset value and 18.28% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the benchmark gained 37.53%. For complete, annualized performance of Delaware Growth Equity Fund, please see the table on page 46.
The financial sector was the largest detractor from excess return. The Fund's holdings in the financial sector returned -27.0% compared to the benchmark sector return of 13.3%. The Fund's average weight in financials was 5.5% versus 2.8% for the benchmark. The Fund's

Portfolio management reviews
Delaware Growth Equity Fund
3.4% weight in banks relative to a 0.1% weight in the benchmark was a primary headwind to performance for the sector, accounting for 40% of the sector's relative underperformance. The Fund's bank holdings returned -23.8% relative to the benchmark return of
-10.5%. Banks are currently facing a dual challenge of a low interest rate environment - which impairs bank profitability - and rising nonperforming laon costs. However, we believe banks are better positioned to deal with the current economic crisis as capital levels are 40% higher than in the global financial crisis. Plus, the Federal Reserve learned valuable lessons from the global financial crisis and is broadening its "tool kit" to help support the economy and financial markets.
The Fund’s two largest individual detractors for the 12-month period were Apple Inc. and Tesla Inc., as the two stocks accounted for 46% of the Fund’s underperformance. Apple was held in the Fund but at an underweight position relative to the benchmark. Apple averaged a 9.0% weight in the benchmark and 4.3% in the Fund and returned 109% during the fiscal year. The Fund continues to hold Apple at a lower weight than the benchmark in accordance with the Fund's construction goals of limiting single-stock specific risk in the Fund. Tesla returned 791% for the period but was not held in the Fund due to our valuation concerns.
Shares of airline operator Alaska Air Group Inc. fell 58% for the period that we held it in the Fund. Like all airlines, Alaska Air suffered from a near stoppage of commercial and leisure traffic due to the pandemic. Discover Financial Services, the credit card and banking company, fell 42% for the period held and we have since sold the position. The company faced headwinds from the recession due to growing provisioning charges. Shares of Dunkin' Brands Group Inc., the world’s leading franchiser of quick service restaurants with more than 20,000 locations under the Dunkin’ and Baskin-Robbins brands, fell 28% for the period held in the Fund, as shares were pressured by pandemic-induced store closures. Shares of banking powerhouse JPMorgan Chase & Co. fell 28%, as it was not immune to the challenges of narrowing net interest margins and rising loan loss write-offs. We continue to hold JPMorgan Chase in the Fund as we believe it is the most dominant bank in the United States.
The information technology sector was the top absolute performer in both the Fund and the benchmark. Shares of NVIDIA Corp., inventor of the graphics processing unit, gained 111% as the company benefited from gaming, work/learn from home, and hyperscale demand trends. PayPal Holdings Inc., a provider of electronic payment solutions with a focus on online transactions, rose 91% during the fiscal year. Shares of Adobe Inc., the dominant provider of content creation and digital marketing software tools, gained 78%. EPAM Systems Inc., a provider of software product development and digital platform engineering, rose 76% during the 12-month period due to growing demand for business processing outsourcing services. Security software provider Fortinet Inc. has been a frontrunner in the small- and medium-size market with its unified threat managment system that packages multiple security solutions into a single affordable offering. Fortinet returned 53% for the 12-month period and is well positioned relative to higher-priced offerings in a slowing economic environment, in our view. Electronic design automation provider Cadence Design Systems Inc. rose 62% for the year. Cadence provides chip design software to semiconductor manufacturers in the high-growth areas of cloud computing, artificial intelligence (AI), augmented reality/virtual reality, autonomous vehicles, 5G, and the industrial Internet of Things (loT). For its third year in a row, the company is on track to achieve its "Rule of 40" target (revenue growth plus operating margin of at least 40%).
We continue to believe that the Fund’s holdings have the potential to generate healthy returns since the market typically rewards high-quality earnings and reasonable valuations. A continued recovery from the recession of early 2020 should, in our view, provide a good foundation for earnings growth by the companies that make up the Fund’s portfolio. Accordingly, we continue to believe our focus on what we view as high-quality companies whose earnings we think have the potential to exceed market expectations is the key to generating excess returns over the long term.

Portfolio management reviews
Delaware Opportunity Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Opportunity Fund (Institutional Class shares)	1-year return	-13.04%
Delaware Opportunity Fund (Class A shares)	1-year return	-13.31%
Russell Midcap® Value Index (benchmark)	1-year return	-7.30%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Opportunity Fund, please see the table on page 50.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 53 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term capital growth.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
Mid-cap value stocks experienced substantial volatility during the Fund’s fiscal year ended September 30, 2020, and finished the period in the red. During the fiscal year, growth stocks outperformed value stocks across the US market cap spectrum as investors continued to favor companies with strong sales growth in lieu of those with attractive valuations. The performance disparity between value and growth companies was significant in mid-cap equities as the Russell Midcap Value Index declined 7.30% and the Russell Midcap® Growth Index appreciated 23.23% during the fiscal year.
Sector performance during the fiscal year was mixed within the Russell Midcap Value Index, with five sectors appreciating and eight sectors declining. The strongest-performing sectors in the benchmark were healthcare, technology, and basic industry. The energy sector was by far the weakest sector in the benchmark, declining by more than 40%. The real estate investment trust (REIT), business services, financial services, transportation, and utilities sectors in the benchmark each declined by more than 10% during the fiscal year.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Opportunity Fund underperformed its benchmark, the Russell Midcap Value Index. The Fund's Institutional class shares declined 13.04%. The Fund’s Class A shares declined 13.31% at net asset value (NAV) and 18.30% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark declined 7.30%. For complete annualized performance of Delaware Opportunity Fund, please see the table on page 50.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
Stock selection in the financial services and energy sectors detracted as the Fund’s holdings in those sectors declined by more on average than their respective sectors in the benchmark. Stock selection and relative underweight allocations detracted in the consumer services, consumer staples, and healthcare sectors. Stock selection contributed in the technology and utilities sectors. Additionally, the Fund’s positioning in the REIT sector contributed.
Stock selection in the energy sector detracted from performance. The Fund’s position in independent oil and gas exploration and production (E&P) company Marathon Oil Corp. underperformed. During the fiscal year, the US energy market suffered from demand destruction and excess supply, pressuring the price of oil to levels that are not profitable for many producers. Even high-quality companies such as Marathon Oil traded lower. During the fiscal year, Marathon Oil reduced its capital budget; it expects to generate free cash flow throughout 2021.
Hancock Whitney Corp. offers comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; certain insurance services; and mortgage services. Hancock Whitney detracted during the fiscal year after reporting that its loan portfolio had exposure to certain higher-

Portfolio management reviews
Delaware Opportunity Fund
risk businesses. Hancock Whitney implemented a derisking strategy to better position the company and recently sold a portion of its higher-risk energy loans.
Teradyne Inc. is a supplier of automation equipment for test and industrial applications. The company designs systems used to test semiconductors, wireless products, and electronic systems, in addition to producing collaborative industrial-use robots. Shares of Teradyne contributed during the fiscal year as Teradyne reported multiple quarters of improving financial results driven by stronger-than-expected test revenues and demand trends.
Shares of Berry Global Group Inc., a manufacturer of plastic consumer packaging, engineered materials, and nonwoven specialty materials, contributed to performance. Berry’s share price lagged early in the fiscal year and recovered above pre-pandemic levels before the end of the fiscal year. Berry focused on achieving its financial objectives to strengthen its balance sheet and grow organically, which it achieved through debt reduction and volume growth across business segments.
The Fund ended the fiscal year overweight the capital spending, financial services, and technology sectors. It ended the fiscal year underweight the REIT, consumer services, utilities, business services, and consumer services sectors. Relative sector weightings were roughly neutral in the transportation, basic industry, consumer cyclical, consumer staples, and energy sectors.
Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free cash flow, and implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction. In that regard, we are encouraged by the number of companies that continue to meet these criteria.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Special Situations Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Special Situations Fund (Institutional Class shares)	1-year return	-20.67%
Delaware Special Situations Fund (Class A shares)	1-year return	-20.91%
Russell 2000® Value Index (primary benchmark)	1-year return	-14.88%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Special Situations Fund, please see the table on page 54.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 57 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term growth of capital.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
Small-cap value stocks experienced substantial volatility during the Fund’s fiscal year ended September 30, 2020, and finished the period in the red. During the fiscal year, growth stocks outperformed value stocks across the US market cap spectrum as investors continued to favor companies with strong sales growth in lieu of those with attractive valuations. The performance disparity between value and growth companies was significant in small-cap equities as the Russell 2000 Value Index declined 14.88% and the Russell 2000® Growth Index gained 15.71% during the fiscal year.
Sector performance during the fiscal year was mixed within the Russell 2000 Value Index, with four sectors appreciating and nine sectors declining. The positive-returning sectors in the benchmark were healthcare, consumer staples, technology, and consumer cyclical. The energy sector was by far the weakest sector in the benchmark, declining by more than 50%. The real estate investment trust (REIT), financial services, and utilities sectors in the benchmark each declined by more than 20% during the fiscal year.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Special Situations Fund underperformed its benchmark, the Russell 2000 Value Index. The Fund's Institutional Class shares declined 20.67%. The Fund’s Class A shares declined 20.91% at net asset value (NAV) and 25.45% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark declined 14.88%. For complete annualized performance of Delaware Special Situations Fund, please see the table on page 54.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
Stock selection and a relative underweight allocation detracted in the consumer services sector as the Fund’s holdings declined by more than those in the benchmark. Stock selection and a relative underweight to the healthcare sector detracted as the Fund’s holdings did not appreciate by as much as those in the healthcare sector of the benchmark. Stock selection detracted in the energy, financial services, and business services sectors. On a relative basis, stock selection and positioning in the REIT sector contributed. Stock selection also contributed in the basic industry and technology sectors.
Shares of movie theatre company Cinemark Holdings Inc. detracted from relative performance during the fiscal year. In mid-March, Cinemark announced the temporary closure of all its theaters in an effort to protect employees and moviegoers from the coronavirus, resulting in a decline in its stock price since its revenues are likely to be lower than expected. Prior to the end of the fiscal year, we sold the Fund’s position in Cinemark as we believe the company will, for a period, not be able to generate free cash flow.
Hancock Whitney Corp. offers comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment

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Delaware Special Situations Fund
services; healthcare banking; certain insurance services; and mortgage services. Hancock Whitney detracted during the fiscal year after reporting that its loan portfolio had exposure to certain higher-risk businesses. Hancock Whitney implemented a derisking strategy to better position the company and recently sold a portion of its higher-risk energy loans.
Teradyne Inc. is a supplier of automation equipment for test and industrial applications. The company designs systems used to test semiconductors, wireless products, and electronic systems, in addition to producing collaborative industrial-use robots. Shares of Teradyne contributed during the fiscal year as the company reported multiple quarters of improving financial results driven by better-than-expected test revenues and demand trends.
Shares of Berry Global Group Inc., a manufacturer of plastic consumer packaging, engineered materials, and nonwoven specialty materials, contributed to performance. Berry’s share price lagged early in the fiscal year and recovered above pre-pandemic levels before the end of the fiscal year. Berry focused on achieving its financial objectives to strengthen its balance sheet and grow organically, which was achieved through debt reduction and volume growth across business segments.
The Fund ended the fiscal year overweight the capital spending, technology, and transportation sectors. It ended the fiscal year underweight the healthcare, consumer services, REIT, and financial services sectors. The Fund has small overweights to the basic industry and consumer staples sectors. The Fund has small underweights to the consumer cyclical, energy, and utilities sectors.
Our team’s disciplined philosophy remains unchanged. We continue to focus on bottom-up stock selection and specifically on identifying companies that, in our view, trade at attractive valuations, generate strong free cash flow, and implement shareholder-friendly policies through share buybacks, dividend increases, and debt reduction. In that regard, we are encouraged by the number of companies that continue to meet these criteria.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Global Equity Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Global Equity Fund (Institutional Class shares)	1-year return	+4.24%
Delaware Global Equity Fund (Class A shares)	1-year return	+3.89%
MSCI World Index (benchmark) (gross)	1-year return	+10.41%
MSCI World Index (benchmark) (net)	1-year return	+10.99%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Global Equity Fund, please see the table on page 58.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 61 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term capital growth.
Effective as of the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same, and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Economic developments and market performance
At the end of 2019, we closed the books on a very positive quarter. During the quarter, stock markets around the world rose as the risk to global growth seemed to have subsided after the United States and China agreed on a Phase 1 trade deal. The general election in the United Kingdom on December 12, 2019 was another major event that helped remove some market uncertainty. The Conservative Party’s landslide victory meant that Brexit would move forward; Britain left the European Union on January 31, 2020. A transition period until the end of 2020 provides time for negotiations to secure a trade deal with the EU.
During the first three quarters of 2020, global stock markets continued to digest the ongoing evolution of the COVID-19 pandemic. The first two quarters of 2020 were radically different from one another. The steep collapse at an incredible velocity in the first quarter was followed by a remarkable rebound in the second quarter, fueled by unprecedented stimulus. The third quarter was more undecided after a pullback in September.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Global Equity Fund underperformed its benchmark, the MSCI World Index (net). The Fund’s Institutional Class shares gained 4.24%. The Fund’s Class A shares advanced 3.89% at net asset value (NAV) and declined 2.11% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 10.41%. For complete, annualized performance of Delaware Global Equity Fund, please see the table on page 58.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Fund’s portfolio is built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.
We use a multivariate risk model to analyze what we view as the various potential contributors to and detractors from the Fund’s performance against its benchmark. For the year ended September 30, 2020, active country and region weights had a minor negative impact on performance. The Fund’s overweight in France and underweight in the US relative to the benchmark had a negative effect. The Fund’s overweight in Denmark relative to its benchmark was positive.
Although our active sector weights had little impact on returns, the Fund’s underweights to energy and financials relative to the benchmark contributed to performance. The Fund’s overweight in consumer staples and underweight in information technology detracted from performance.
In terms of individual holdings, three of the largest positive contributors to active performance were Danish multinational

Portfolio management reviews
Delaware Global Equity Fund
pharmaceutical company Novo Nordisk A/S; California-based
The Clorox Co., a global manufacturer and marketer of consumer and professional products; and Japanese power-tools manufacturer Makita Corp.
During the period, Novo Nordisk rose steadily, buoyed by positive earnings reports.
Despite the periodically brutal stock selloffs in the first quarter of 2020, Clorox stood out as one of the stocks thriving as part of a potential remedy to the coronavirus scare. The demand for Clorox’s cleaning products, bleach, and multisurface disinfecting wipes is expected to show a strong positive effect on the company’s financial results.
Makita rose steadily, buoyed by a first-quarter result that exceeded market expectations.
Conversely, three of the largest detractors from performance during the year were French multinational food-products corporation Danone S.A.; Japanese diversified retail group Seven & i
Holdings Co. Ltd.; and French food services and facilities management company Sodexo S.A.
Danone delivered a soft first half in contrast to other food companies that have enjoyed tailwinds from the eat-at-home trend. The Achilles’ heel for Danone was its Waters business.
Seven & i Holdings (S&I) had a rough year as COVID-19 negatively affected business results. The outlook for the holdings company was lowered in July 2020. In August, S&I announced the acquisition of Marathon Petroleum’s Speedway gas stations in the US for $21 billion. The market, however, perceived the price as high given the uncertainties related to COVID-19.
Sodexo has suffered disproportionally from the impact of the coronavirus. Facility servicing and restaurants have had strong headwinds due to lockdowns in most of Sodexo’s markets.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware International Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware International Fund (Institutional Class shares)	1-year return	+0.52%*
Delaware International Fund (Class A shares)	1-year return	+0.29%*
MSCI EAFE Index (gross) (benchmark)	1-year return	+0.49%
MSCI EAFE Index (net) (benchmark)	1-year return	+0.93%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware International Fund, please see the table on page 62.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 65 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.
Investment objective
The Fund seeks long-term capital growth.
Effective as of the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.** During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same, and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Economic developments and market performance
At the end of 2019, we closed the books on a very positive quarter. During the quarter, stock markets around the world rose as the risk to global growth seemed to have subsided after the United States and China agreed on a Phase 1 trade deal. The general election in the United Kingdom on December 12, 2019 was another major event that helped remove some market uncertainty. The Conservative Party’s landslide victory meant that Brexit would move forward; Britain left the European Union on January 31, 2020. A transition period through the end of 2020 provides time for negotiations to secure a trade deal with the EU.
During the first three quarters of 2020, international stock markets continued to digest the ongoing evolution of the COVID-19 pandemic. The first two quarters of 2020 were radically different from one another. The steep collapse at an incredible velocity in the first quarter was followed by a remarkable rebound in the second quarter, fueled by unprecedented stimulus. The third quarter was more undecided after a pullback in September.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware International Fund Institutional Class shares gained 0.52% and outperformed its benchmark, the MSCI EAFE Index (net), which advanced 0.49% for the same period. The Fund’s Class A shares underperformed the benchmark and advanced 0.29% at net asset value (NAV) and declined 5.48% at maximum offer price. These figures reflect reinvestment of all distributions. For complete, annualized performance of Delaware International Fund, please see the table on page 62.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
The portfolio management team invests with the mindset of
long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Fund’s portfolio is built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.
We use a multivariate risk model to analyze what we view as the various contributors to and detractors from the Fund’s performance against its benchmark. For the year ended September 30, 2020, active country and region weights had a positive impact on performance. The Fund’s overweight in Denmark and the UK relative to its benchmark was positive.
Our active sector weights also positively affected returns. The Fund’s underweights to financials and energy and an overweight to healthcare relative to the benchmark also added to a positive sector effect. The Fund’s underweight in information technology detracted from performance.

Portfolio management reviews
Delaware International Fund
In terms of individual holdings, three of the largest contributors to active performance were Danish multinational pharmaceutical company Novo Nordisk A/S; one of the world’s largest food retail groups, Dutch company Koninklijke Ahold Delhaize N.V.; and Japanese power-tools manufacturer Makita Corp.
During the period, Novo Nordisk rose steadily, buoyed by positive earnings reports.
Like other food retailers offering online groceries amid the
COVID-19 outbreak, Ahold Delhaize enjoyed a bumper first half of the year, firing on all cylinders. Ahold Delhaize delivered double-digit growth rates in the first half, with sales jumping 14%. Online sales spiked as social distancing and stay-at-home shopping led to a substantial rise in consumers' buying their groceries online.
Makita rose steadily, buoyed by a first quarter result that exceeded market expectations.
Conversely, three of the largest detractors from performance during the year were companies based in France: multinational food-products corporation Danone S.A.; food services and facilities management company Sodexo S.A.; and multinational telecommunications corporation Orange S.A.
Danone delivered a soft first half in contrast to other food companies that enjoyed tailwinds from the eat-at-home trend. The Achilles’ heel for Danone was its Waters business.
Sodexo suffered disproportionally from the impact of the coronavirus. Facility servicing and restaurants have had strong headwinds due to lockdowns in most of Sodexo’s markets.
A lack of equipment sales due to the closure of three-quarters of its stores in Europe negatively affected Orange. Its balance sheet also took a hit from the decline in roaming revenues due to people not traveling during government lockdowns.
**On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Floating Rate II Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Floating Rate II Fund (Institutional Class shares)	1-year return	+1.17%
Delaware Floating Rate II Fund (Class A shares)	1-year return	+1.00%
S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (benchmark)	1-year return	+1.06%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Floating Rate II Fund, please see the table on page 66.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 68 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks a high level of current income.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
Given the healthy state of company fundamentals, we were optimistic as we began the fiscal year; many corporate management teams had a positive outlook in late 2019 and early in 2020. Additionally, a series of rate cuts initiated by the US Federal
Reserve in summer 2019 were expected to continue to stimulate the economy.
However, as February progressed, concerning news emerged from China about the coronavirus. As companies released fourth-quarter results, management teams’ forward guidance turned cautious, especially for firms that relied on China as part of their supply chain or that were more exposed to global growth trends. For example, commodity-related companies and industrial firms that had meaningful operations in China indicated that activity there was slowing significantly.
By early March, risks to consumer-related exposure developed in Europe as coronavirus cases flared up in Italy. As it became clear that the virus and related concerns were now a global issue, global capital markets completely melted down. The Fed and other central banks stepped in quickly, injecting trillions of dollars of liquidity to stabilize global markets. This included unprecedented, targeted stimulus directed toward many parts of the fixed income markets, including loans and both high yield and investment grade bonds. After that, technical factors improved significantly, and the loan market saw a major rebound in prices at the end of the fiscal year.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Floating Rate II Fund Institutional Class shares gained 1.17% and outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which advanced 1.06% for the same period. The Fund’s Class A shares underperformed the benchmark and advanced 1.00% at net asset value and declined 1.57% at maximum offer price. These figures reflect all distributions reinvested. For complete, annualized performance of Delaware Floating Rate II Fund, please see the table on page 66.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
As noted, we had been positive on economic fundamentals at the beginning of the fiscal year and had positioned the Fund accordingly. As it became clear in February that this global pandemic would have widening economic and fundamental repercussions, we significantly reduced the Fund’s consumer-related exposure, including restaurants, movie theaters, hotels and casinos, and rental cars. We also reduced the Fund’s industrial and commodity-related exposure.
Once the Fed and other central banks stepped in aggressively in March, technicals improved significantly. However, we are fundamentally based investors and the fundamental backdrop is still highly uncertain. Therefore, we have been cautious and disciplined about adding back risk. We added some exposure to casinos and airlines where we’ve seen, in our view, higher-quality opportunities, such as Mileage Plus Holdings LLC and Delta Air Lines Inc. We also added exposure to cruise line operator Carnival Corp., which

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Delaware Floating Rate II Fund
was an investment grade firm before the crisis. (Both Delta and Carnival are now considered “fallen angels” – bonds that had an investment grade rating but were then reduced to junk bond status due to the issuer’s weakened condition.) All the exposure we added to consumer-related sectors was in the secured part of the capital structure and in companies we believe are fundamentally well positioned to successfully navigate this crisis.
The Fund outperformed its benchmark for the fiscal year largely because of the Fund’s more cautious positioning going into the pandemic. The Fund was underweight CCC-rated securities and overweight BB-rated and BBB-rated securities, which contributed to the Fund’s benchmark-relative performance. The Fund’s positioning changes in hotels, casinos, restaurants, and leisure and the underweight to that collective group of consumer-related sectors meaningfully contributed to performance.
The Fund’s overweight to defensive sectors – including utilities, telecommunications, and healthcare – also worked well during the fiscal year. Utilities were strong defensive holdings that held their ground through the market turbulence, and the Fund had a significant overweight and strong security selection in the sector.
This was also generally true for the telecommunications and healthcare sectors.
Among the Fund’s individual holdings that performed well were utility firms Vistra Operations Co. LLC, Panda Patriot LLC, and Panda Liberty LLC. We also protected capital by selling securities issued by AMC Entertainment Holdings Inc. and CEC Entertainment Inc., the parent of child-oriented restaurant chain Chuck E. Cheese, thereby avoiding significant losses.
Among detractors, the energy sector was the Fund’s
weakest-performing sector and biggest detractor, as oil and gas prices declined significantly. The Fund started the fiscal period overweight energy companies, which significantly detracted from overall relative performance. Additionally, we had weak security selection within that sector. Poorly performing holdings included
Chesapeake Energy Corp., Targa Resources Partners LP, and Delek US Holdings Inc. The chemicals sector also detracted from performance. The Fund was market weight within chemicals, but its commodity chemical exposure performed poorly as commodity prices declined. A loan to commodity chemicals company Perstorp Holding AB performed less favorably than many others. American Airlines Group Inc. also performed quite poorly, hurt by the pandemic-related loss in business.
At the end of the Fund’s fiscal year, default rates were at a five-year high. Forecasts also reflect above-average default rates for the upcoming year. By credit quality, we continue to prefer the
BB-rated quality sector, with a focus on more economically defensive industries. We believe this approach to positioning seeks to enable the Fund to carry a competitive yield while also somewhat protecting against fundamental volatility from the changing economic environment.
A note about derivatives
Although the Fund generally doesn’t use derivatives, we did in early March out of concern for capital market volatility. We briefly used a high yield credit default swap as a small hedge once capital markets began to break down. However, this neither added to nor detracted from performance.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Fund for Income
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Fund for Income (Institutional Class shares)	1-year return	+3.20%
Delaware Fund for Income (Class A shares)	1-year return	+2.95%
ICE BofA US High Yield Constrained Index (benchmark)	1-year return	+2.22%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Fund for Income, please see the table on page 69.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 72 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks high current income.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
The first four months of the Fund’s fiscal year presented a relatively benign market environment compared with the tumultuous latter part. From October 1, 2019 through January 2020, markets reacted to the up-and-down progress in the US-China trade deal negotiations. Abroad, oil prices were disrupted following the bombing of refineries in Saudi Arabia. Domestically, concerns over weakening manufacturing and an inverted yield curve seemed to be resolved as the US Federal Reserve cut interest rates by 25 basis points and employment reached record low levels. High yield bonds benefited, showing modest coupon-driven gains. (A basis point equals one hundredth of a percentage point.)
The positive news ended abruptly in February amid reports that a novel coronavirus was spreading widely outside of China. Over the ensuing four weeks, large swaths of the domestic economy were shuttered. Some high yield bond prices plunged by 20% or more, and spreads widened to nearly 1,100 basis points over Treasurys. In late March, both Congress and the Fed stepped in with unprecedented amounts of monetary and fiscal relief for an economy in need of life support. Markets responded as intended, and the pandemic-induced selloff in virtually all risk assets abated almost as abruptly as it had begun.
As part of its monetary rescue package, the Fed pledged to be an available lender as a last resort for certain investors in sub-investment-grade credit. This was unprecedented, and some investors interpreted it as a promise to potentially backstop the entire sector, if needed. As the economy reopened during the summer, high yield spreads fell by roughly 550 basis points to stand a mere 100 basis points above their pre-coronavirus level seen in January.
In part, the rally in high yield was powered by inflows of $35 billion, the vast majority of which occurred after the government’s economic resuscitation efforts in March. Notably, some of the ensuing demand for BB-rated securities originated from investors not generally considered buyers of high yield. We were not surprised, considering that the yields on Treasurys, the traditional flight-to-quality instruments, were 0.11% (3-month), 0.17% (1-year), and 0.70%
(10-year) on March 31, 2020. At these levels, the relatively sound fundamentals of companies in the top tier of the high yield universe seemed to represent favorable value for investors. Issuing companies also benefited as low rates and tightening spreads encouraged them to build cash reserves and refinance existing debt.
The volatile environment for financial assets sparked sudden shifts in leadership among the various credit tiers of the high yield market. During the selloff that began in February, BB-rated debt outperformed, and during the risk-on rally in June and August,
CCC-rated bonds led the rebound. As the fiscal year ended,
however, leadership reverted to BB-rated names as investors anticipated a long, slow, and possibly incomplete recovery from the pandemic recession.
Among industry groups, energy – which represents about 10% of the high yield universe – was a major laggard. A price war between Russia and Saudi Arabia dovetailed with the catastrophic collapse in worldwide demand to produce a precipitous drop in oil prices that pressured highly leveraged producers. Predictably, COVID-19 also affected industries such as gaming, restaurants, and airlines, which underperformed. Although often viewed as a safe haven, the broadcasting sector also lagged amid concerns about valuations and

Portfolio management reviews
Delaware Fund for Income
advertising revenue. Outperforming groups included technology, which rode a powerful wave of investor interest in companies deemed well-adapted to a stay-at-home economy, and traditional defensive sectors such as healthcare, financials, and utilities.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Fund for Income outperformed its benchmark, the ICE BofA US High Yield Constrained Index. The Fund’s Institutional Class shares gained 3.20%. The Fund’s Class A shares advanced 2.95% at net asset value and declined 1.08% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 2.22%. For complete, annualized performance of Delaware Fund for Income, please see the table on page 69.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
The Fund’s portfolio retained an overweight to defensive sectors versus the benchmark during much of the fiscal year. This reflected our fundamentally driven approach to risk taking and our ability to make what we viewed as an opportunistic move in response to modestly extended valuations in many sectors of the high yield market. As the pandemic gripped investor sentiment in March, we sold select names that we deemed to be particularly vulnerable to economic fallout from COVID-related changes in consumer demand. Those liquidations temporarily raised the Fund’s cash position to about 6% of assets, an unusually high allocation for the Fund.
Counterintuitively, the securities the market liquidated in the early stages of the pandemic were in the higher-quality segment of the market; lower-rated credits became virtually untradable at anything other than fire-sale prices. However, after the Fed injected liquidity into the financial system in late March, we deployed the excess cash into bonds that we believed were targets of liquidity-based selling. This tactic played out favorably for the Fund over the remainder of the fiscal year. In effect, the Fund’s cash positioning allowed us the luxury of buying when others were selling and selling when others were buying.
At the sector level, the Fund’s allocations to telecommunications and energy companies outperformed the benchmark because of strong security selection within the telecommunications sector and an underweight within the energy sector. Conversely, the Fund’s positions within the basic industry sector detracted from performance due to credit selection within the chemicals subsector and an underweight to the homebuilders subsector.
Among individual holdings, BMC Software Inc. and Sprint Corp. contributed to outperformance. Each company continued to exhibit a solid credit profile even in the face of a fast-weakening economy. These companies enjoyed the additional benefit of operating in defensive sectors of the high yield market (technology and telecommunications, respectively), which are preferred by risk-averse investors. The Fund’s position in mining company
Freeport-McMoRan Inc. also outperformed on soaring gold and
copper prices.
The Fund’s positions in energy-related businesses Transocean Ltd., Oasis Petroleum Inc., and Chesapeake Energy Corp. detracted from relative performance. As noted previously, the steep drop in crude oil prices earlier in the calendar year affected the balance sheets of many lower-quality, highly leveraged companies in the oil and gas industry. We exited all three positions during the fiscal year.
As the next fiscal year begins, the Fund is conservatively positioned with an overweight to BB-rated bonds – the top credit rung of high yield bonds. We also maintain a slight overweight to CCC-rated debt. Significantly, the bulk of that allocation is to four insurance/broker companies in the financial sector that our internal research suggests could more appropriately be B-rated. Absent those names, the Fund is underweight the CCC-rated segment of the market, as well as the B-rated group.
However ambiguous the economic outlook may seem, we will continue to build the Fund’s portfolio based on bottom-up (bond by bond), company-level credit research, which we believe is particularly well suited to current market conditions.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Government Cash Management Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Government Cash Management Fund (Class A shares)	1-year return	+0.51%
ICE BofA US 3-Month Treasury Bill Index (benchmark)	1-year return	+1.10%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Government Cash Management Fund, please see the table on page 73.
The performance of Class A shares excludes the applicable sales charge. Class A shares reflect the reinvestment of all distributions.
Please see page 74 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks to earn current income consistent with the preservation of capital and maintenance of liquidity.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
On May 20, 2020, the Board of Trustees unanimously voted and approved a proposal to liquidate and dissolve Delaware Government Cash Management Fund (the Fund). The liquidation and dissolution are expected to take effect on or about December 4, 2020. The Fund closed to new investors and all sales efforts ceased as of the close of business on Thursday, July 2, 2020. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until close of business Wednesday, December 2, 2020. Until the liquidation, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware Funds® by Macquarie fund. Any exchange would be made at the current net asset value of the Fund and the selected Delaware Fund. The Fund’s shareholders would not incur front-end or contingent deferred sales charges upon these exchanges as the funds do not typically carry loads or sales charges.
During the latter half of the Fund’s fiscal year ended
September 30, 2020, the emergence of the coronavirus pandemic unsettled investors and markets, inducing the US Federal Reserve to create a zero interest rate environment to support the economy and capital markets.
Beginning in March, the virus caused an unprecedented global crisis that demanded timely, aggressive, and creative fiscal and monetary responses to provide economic stimulus and support for individuals, businesses, and the capital markets. The Fed stepped in with several financing and stimulus initiatives, providing liquidity for financial assets across capital markets, including money markets, corporate bonds, and mortgage-backed securities.
The rate on the 6-month US Treasury bill fell from 1.70% in
October 2019 to 0.10% on September 30, 2020, a 1.60-percentage-point compression of yield during the fiscal year. That reflected the Fed’s rate cuts of 0.25 percentage points in October 2019 and then, in March amid the market dislocation, two sharp cuts totaling 1.50 percentage points that helped restore investor confidence. In addition, the US government provided several fiscal-stimulus packages, including the $2.2 trillion Coronavirus Aid, Relief, and Economic Security Act (CARES Act) in late March.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Government Cash Management Fund underperformed its benchmark, the ICE BofA US 3-Month Treasury Bill Index. The Fund’s Class A shares gained 0.51% at net asset value (reflects all distributions reinvested). During the same period, the benchmark advanced 1.10%. For complete, annualized performance of Delaware Government Cash Management Fund, please see the table on page 73.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
The Fund’s primary goal is to protect principal and provide liquidity to shareholders. Throughout the period, the Fund’s portfolio managers acted to help ensure liquidity for shareholders and prevent disruption. That priority is a critical factor when comparing the Fund's returns with its benchmark.
The biggest difference between the Fund and its benchmark was duration. While the benchmark had a duration of about six months, we shortened the Fund’s duration to 0.04 years (essentially two weeks) during this critical period to help ensure liquidity was at a premium and acceptable for the Fund’s shareholders.

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Delaware Government Cash Management Fund
Being short duration was a detriment to the Fund’s performance given the significant movement in spreads on the short end of the yield curve, but again, we believed the trade-off was appropriate to help ensure high liquidity for the Fund’s shareholders.
The Fund was short duration even before March, when liquidity became particularly critical. Typically, toward the end of the calendar year, liquidity can grow tight given balance-sheet constraints and banks’ reluctance to lend over year end. For this reason, we tend to shorten duration toward the end of the year, and we did so in late 2019. Early in 2020, once it became clear to us that there would be some market disruption, we had little reason to lengthen or alter the Fund’s short-duration profile. Accordingly, we remained very conservative and defensive with the Fund’s duration positioning in January and February.
The Fund was able to provide a high level of liquidity in case of drawdowns, which many mutual funds experienced in March and April. As it happened, the Fund had minimal redemptions. It also helped that the Fund has a portfolio of high-quality, government-only money market instruments.
In retrospect, we were more cautious or defensive concerning liquidity than the Fund’s investors may have required. But we believed it was prudent to be prepared for drawdowns.
The Fund is composed of three main asset types: US government agency securities, variable- and floating-rate notes, and short-term government bonds. The Fund’s use of very short cash-surrogate agency discount notes, typically with a one-month maturity, had the largest effect on the Fund’s performance during the fiscal year. The next largest group of assets was very short-duration Treasury bills, and some US agency debentures.
Looking at the Fund’s relative performance versus its benchmark, the overriding factor was the Fund’s short-duration position. The benchmark’s 0.5 year duration benefited from the compression of yield spreads to a greater extent than the Fund’s much shorter 0.04 year duration. Because of this difference, the Fund missed out on the price appreciation of the benchmark, earning income only.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware International Opportunities Bond Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware International Opportunities Bond Fund (Institutional Class shares)	1-year return	+3.65%
Delaware International Opportunities Bond Fund (Class A shares)	1-year return	+3.39%
J.P. Morgan Government Bond Index (GBI) Broad ex-US Index (primary benchmark)	1-year return	+5.44%
FTSE World Government Bond Index ex-US (secondary benchmark)	1-year return	+5.60%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware International Opportunities Bond Fund, please see the table on page 75.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 78 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks total return consisting of income and capital appreciation.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
Tepid global growth and dovish central bank policy marked the fourth calendar quarter of 2019. The US Federal Reserve implemented a third and final rate cut in its midcycle adjustment, and Fed Chair Jerome Powell tried to paint a picture of the US economy as a glass “more than half full.” There was a changing of the guard at the European Central Bank (ECB), as President Mario Draghi stepped down after eight years and was replaced by Christine Lagarde, who indicated that monetary policy would undergo a strategic review. In December, the United States and China announced a Phase 1 trade deal, which also buoyed investor enthusiasm. Risk assets reacted as expected and generally performed well into 2020.
The economic backdrop shifted sharply in March when it became clear that COVID-19, which had first emerged in China, had become a full-fledged global pandemic, necessitating strong lockdown measures to control the spread of the virus. Developed market central banks responded to the economic weakness generated by the lockdown measures by cutting rates, implementing or expanding quantitative easing (QE) measures, or both. As central banks provided liquidity, risk sentiment became broadly positive, and the US dollar moved lower against G10 currencies.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware International Opportunities Bond Fund underperformed its primary benchmark, the J.P. Morgan Government Bond Index (GBI) Broad ex-US, and its secondary benchmark, the FTSE World Government Bond ex-US Index. The Fund’s Institutional Class shares gained 3.65%. The Fund’s Class A shares advanced 3.39% at net asset value and declined 0.78% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Fund’s primary and secondary benchmarks gained 5.44% and 5.60%, respectively. For complete, annualized performance of Delaware International Opportunities Bond Fund, please see the table on page 75.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the Fund’s investment manager) to September 30, 2020.
Given the interest rate cuts by the Fed and the Reserve Bank of Australia, the Fund was overweight duration entering 2020. Developed market central banks were generally expected to remain on hold through 2020 with the hope that the US-China trade deal would help economies repair the cracks that had appeared in 2019. The Fund was overweight duration in Canada, which was seeing a slowdown in its jobs market; the United Kingdom, where Purchasing Managers’ Indices indicated that the economy was contracting; and Europe, specifically Germany. The Fund was also overweight the euro, Japanese yen, British pound, and Mexican peso.
As risk markets sold off in reaction to the effects of the coronavirus and the global economy dramatically slowed down, developed market yields fell as global central banks cut rates and implemented or increased QE programs. March saw volatility in which “safe haven” currencies such as the US dollar and Japanese yen

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Delaware International Opportunities Bond Fund
outperformed currencies considered more “risk on,” such as the Mexican peso, Australian dollar, and Canadian dollar. By the time summer had ended and economies slowly began to reopen, the US dollar moved lower, which benefited the Fund’s overall performance. Although exposure to Japanese 30-year bonds detracted from the Fund’s performance, we maintained the Fund’s exposure, since we believe this holding should benefit from low inflation and weak Japanese economics.
The Fund’s underweight to Italian government debt detracted from performance. We continue to maintain the underweight to Italy, however, and prefer to carry an overweight to Germany and Spain. The Fund was long US Treasurys, an out-of-benchmark allocation, which took away from performance. We exited these positions during the fiscal year and opportunistically added exposure across developed markets.
The Fund was overweight the euro, which contributed to performance as the currency appreciated versus the US dollar. The Fund’s overweight in Canadian duration added to performance as Canadian yields fell during the fiscal year.
Looking at the COVID-19 crisis, we think that even if a vaccine came to the market tomorrow, and business returned to some semblance of normalcy, central banks around the world would have to successfully navigate a policy reversal without experiencing a policy misstep. As a result, we continue to take a prudent investment approach by evaluating investment opportunities with the goal of identifying investments that we believe can perform through the uncertainties of today’s macroeconomic environment.
A note about derivatives
The Fund used three types of derivatives during the fiscal year: futures, foreign currency exchange contracts, and options on futures. The Fund used interest rate futures to manage the portfolio’s overall duration. The Fund also used foreign currency exchange contracts to hedge certain foreign currency securities. In some cases, the Fund used foreign currency exchange contracts to gain market exposure to take advantage of a total return opportunity. Derivatives did not have a material effect on the Fund's performance during the fiscal year (that is, more than 0.50 percentage points).
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Investment Grade Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Investment Grade Fund (Institutional Class shares)	1-year return	+8.02%
Delaware Investment Grade Fund (Class A shares)	1-year return	+7.74%
Bloomberg Barclays US Corporate Investment Grade Index (benchmark)	1-year return	+7.90%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Investment Grade Fund, please see the table on page 79.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 82 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks to generate a maximum level of income consistent with investment in primarily investment grade debt securities.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
Through early February 2020, global risk markets enjoyed a tailwind generated by declining interest rates and the de-escalation of trade tension as the United States and China reached a Phase 1 agreement. Later in February and into March, an oil-market meltdown and a pandemic-induced economic shutdown combined to wreak havoc with the global economy and markets. Then the US Federal Reserve and other central banks quickly stepped in to provide unprecedented levels of liquidity, mated with government-backed fiscal stimulus, propelling markets back to pre-pandemic levels.
Investors responded favorably to Fed rate cuts in July, September, and October 2019, but their exuberance ended abruptly in the third week of February, when they realized that the coronavirus posed significant risks to global health and economies. Credit and equity markets sold off precipitously, with the S&P 500® Index shedding more than 30% in just one month. And as if one global crisis wasn’t enough, in early March, midway through the selloff, Russia and Saudi Arabia began an oil-price war that sent energy markets reeling.
This perfect storm came just a week before the US shut down much of its economic activity to control the pandemic. The effect on the US economy was devastating, and the US government’s response was immediate, cutting interest rates, and providing trillions of dollars in both monetary and fiscal stimulus.
Demand for corporate credit was strong prior to the pandemic, driven primarily by domestic investors looking for yield. Although that demand evaporated during the selloff, it came back sharply when the Fed intervened and was met with heavy supply. Seemingly every company that could do so took advantage of these market technical trends (supply-demand imbalance) to issue new debt. While the pace of new issues may ease, through September the heavy flow of new corporate credits was well received by investors.
Sources: Bloomberg, Bank of America.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Investment Grade Fund outperformed its benchmark, the Bloomberg Barclays US Corporate Investment Grade Index. The Fund’s Institutional Class shares gained 8.02%. The Fund’s Class A shares advanced 7.74% at net asset value and 3.46% at maximum offer price over same period. These figures reflect all distributions reinvested. During the same period, the benchmark gained 7.90%. For complete, annualized performance of Delaware Investment Grade Fund, please see the table on page 79.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
As prices compressed during the pandemic-induced selloff, several of the Fund’s holdings, particularly in the energy sector, lost their investment grade rating and became "fallen angels" (bonds that had an investment-grade rating but have been reduced to junk bond status due to the issuer's weakened conditions). We held on to several of the Fund’s holdings from survivor-type companies whose bonds had plunged into the 50 cents on the dollar range. Over the course of the next few weeks, we sold those bonds in the $75 to low-$90 range, enabling us to restore some of the Fund’s value.

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Delaware Investment Grade Fund
We positioned the Fund with an overweight position in BBB-rated credits, which was an advantageous call during 2019 and remained so through 2020. Unfortunately, that exacerbated the Fund’s underperformance in the first quarter, given that any holdings not of the highest quality significantly detracted from performance. As the selloff progressed, we trimmed the Fund’s overweight to BBB-rated securities, placing the proceeds into cash and Treasurys.
The Fund’s exposure to high yield bonds, roughly one-third of its allowed allocation, was mostly in BB-rated securities, mainly subordinated financials, or more defensive BB-rated issuers. That out-of-index exposure impaired performance in the first quarter of 2020, which resulted in a drag over the entire fiscal period. Currently, however, we remain comfortable seeking outperformance in that market segment.
Within communications, Verizon Communications Inc. and Vodafone Group PLC were standout contributors, both focusing on delevering and improving their balance sheets. In fact, Verizon was among the first issuers to come back to the market after the selloff. Its business is very defensive in an environment where wireless communications are critical. Additionally, we believe its high-quality network differentiates its service from that of its peers. We found Vodafone attractive given our belief that it was undervalued, flush with liquidity, and committed to paying down debt.
Even though the energy sector was highly distressed in the first quarter of 2020, our credit selection was favorable. The Fund owned Noble Energy Inc., an independent oil and natural gas exploration company. The company announced in July that Chevron Corp. will acquire it later this year – a case of an AA-rated issuer acquiring a BBB-rated issuer. Noble Energy's bonds performed well as a result and significantly contributed to the Fund’s performance. One notable detractor in energy was Occidental Petroleum Corp., which bought Anadarko Petroleum Corp. in August 2019. Occidental took on significant debt at the wrong time, and when energy prices and demand collapsed, the rating agencies struck quickly.
Electric utilities, which are generally a defensive and longer duration sector that benefits when interest rates are falling, also contributed to the Fund’s performance during the period. While demand softened overall, in this environment we saw an increase in the residential market, where earnings did not decline as much as other markets. We believed utilities offered value for a relatively defensive sector, and we found issuers that we viewed as attractive given the backdrop.
The basic materials, noncyclicals, and banking sectors detracted the most from the Fund's performance during the fiscal period. Within basic materials, the Fund owned TeckResources Ltd., a BBB-minus rated credit that had been on the path to fundamental improvement prior to the selloff. The economic shutdown severely affected its iron ore mining business, and we exited the position. The Fund also owned BHP Billiton Finance (USA) Ltd., another iron-ore producer, and this hybrid security was hurt as spreads widened.
The Fund’s allocation to finance companies (in particular, aircraft lessors) was a drag on performance due to the industry’s relationship to COVID-19 and air travel. Despite the drawdown in the period, we continue to overweight this part of the market given what we consider to be attractive valuations. In noncyclicals, the Fund underperformed as a result of its large underweight to the sector. This is generally a defensive sector that does not offer investors much of a reward; however, the sector performed better than we had expected.
In banking, the Fund had invested in subordinated bonds, which are down in the capital structure (riskier), to try to capture some yield. These are not defensive investments, and they underperformed during the selloff. The Fund’s largest detractor in the sector was
BNP Paribas S.A., a French bank. We reduced our position during the downturn, failing to benefit from an ensuing rebound.
Toward fiscal year end, we added to the Fund’s overweight positioning in BB-rated credit. These securities carry a bit more yield than their investment grade counterparts and are in defensive sectors. The Fund began the period with no allocation to high yield and ended at 12%, with most of its allocation BB-rated. Given that the Fed moved in to limit downside risk, we have been more comfortable adding stable BB-rated issuers that offer incremental yield. Essentially, our allocation story remains the same, with an overweight to securities rated BBB and BB.
During the fiscal period, we made minimal use of US Treasury futures to adjust overall duration of the Fund. That exposure had no material impact on Fund performance.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Limited Duration Bond Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Limited Duration Bond Fund (Institutional Class shares)	1-year return	+3.80%
Delaware Limited Duration Bond Fund (Class A shares)	1-year return	+3.56%
Bloomberg Barclays 1-3 Year US Government/Credit Index (benchmark)	1-year return	+3.73%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Limited Duration Bond Fund, please see the table on page 83.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 85 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks current income consistent with low volatility of principal.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
The market’s journey during the Fund’s fiscal year ended September 30, 2020 can be broken down into phases:
Phase 1 – Jubilation (October 2019–February 2020); Phase 2 – Fear and Panic (March 2020); and Phase 3 – Rapid Relief (April 2020–
September 2020). As 2019 ended, economic data were strong and US markets received three Federal Reserve “insurance” interest rate cuts after the curve inverted earlier in the year. Although curve inversions have a very strong track record of preceding recessions, risk markets seemed determined to believe the Fed would ward off a potential recession as indicated by asset valuations that were rich relative to historic averages. And then the COVID-19 global pandemic commenced, and Phase 1 concluded.
The onslaught of Phase 2 was fervent as economies around the globe came to a halt. Risk assets sold off with ferocity and liquidity dried up quickly. Lessons learned from the global financial crisis, however, proved useful as the Fed devised even more potent remedies. This proved to be the beginning of the end for the Fear and Panic phase. Congress also provided much needed fiscal stimulus, with a $600 weekly unemployment extension and the Payroll Protection Program (PPP) to assist workers who were forced into unemployment. Market liquidity was restored, Treasury rates stabilized, curves normalized, and asset valuations returned to within average ranges. And so, Phase 3 began and continues (although no longer so rapid) as we head into the fourth quarter of 2020.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Limited Duration Bond Fund Institutional Class shares gained 3.80% and outperformed its benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index, which advanced 3.73% for the same period. The Fund’s Class A shares underperformed the benchmark and advanced 3.56% at net asset value and 0.96% at maximum offer price over the same period. These figures reflect all distributions reinvested. During the same period, the benchmark gained 3.73%. For complete, annualized performance of Delaware Limited Duration Bond Fund, please see the table on page 83.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
We began the Fund’s fiscal year with a cautious view partially based on the two points that follow: First, from a historical perspective, asset valuations offered relatively poor reward for the risk taken. Second, the Fed had raised rates enough times in recent years that the curve inversion forewarned potential danger ahead. Clearly, we had no premonition of a global pandemic, but unattractive valuations and a strong recessionary signal had us circumspect early in 2020.
Mindful of this, we reduced the risk budget for corporate credit in favor of Treasurys throughout January and February. The reduction in risk was not enough, however, to overcome the risk-off month of March, and the Fund’s return was not able to keep pace with its benchmark. Simply put, even very high-quality spread assets – AAA-rated asset-backed securities and agency mortgage-backed securities (MBS) – experienced weaker valuations arising from a liquidity squeeze, not an increase in credit risk. Only US Treasurys were the

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Delaware Limited Duration Bond Fund
true safe-haven asset with meaningful price appreciation during March. As such, the barbell position in longer-than-benchmark Treasurys benefited the Fund’s performance and helped to offset a portion of the spread widening within the longer-than-benchmark corporate credit positions. However, the underweight to Treasurys, overweight to corporate credit, and out-of-benchmark holdings in short duration asset-backed securities (ABS) and agency MBS all detracted from performance during the first quarter of 2020.
These same high-quality assets, nonetheless, were the first to have valuations snap back and were then used as a source of cash to re-risk back more heavily into corporate credit including a modest allocation to high yield. As such, the continued progress in spread tightening, exhibited in risk assets from the massive government support programs, has provided a strong resurgence in performance.
The Fund’s allocation to the energy sector detracted from performance. Two companies, Occidental Petroleum Corp. and Continental Resources Inc., underperformed their peers and both were downgraded to below investment grade. We have maintained positions in these companies, both of which have recovered meaningfully from their March lows.
Within financials, the Fund’s allocation to finance companies (specifically, aircraft lessors Avolon Holdings Corp. and International Lease Finance Corp.) was a drag on performance due to the industry’s relationship to COVID-19 and air travel. We remain overweight this part of the market given what we consider to be attractive valuations. The Fund’s allocation to banking benefited performance as banks came into this year defensively positioned based on their government regulation and extremely strong capital cushions. Morgan Stanley, Goldman Sachs Group Inc., and Citizens Financial Group Inc. were some of the strongest contributors and the Fund maintains its overweight to the sector.
Allocations to the media & entertainment and food & beverage sectors added to performance. Specifically, Fox Corp. and Anheuser-Busch InBev Worldwide Inc. generated strong returns for the Fund. Fox’s results have been resilient during the pandemic and management conservatively suspended share buybacks in March to protect credit metrics. Anheuser-Busch InBev results, while lower year over year, proved to be more resilient than anticipated. The company also remains focused on debt reduction.
At the end of the Fund’s fiscal year, front-end Treasurys rates remain rooted at the Fed’s lower bound while corporate credit spreads are within their historical range. Given that the Fed has stepped in time and again to limit downside risk, we continue to prefer an overweight to corporate credit, particularly within the BBB-rated quality sector, although with a bias towards defensive industries.
The fiscal year was tumultuous to say the least. Markets and economies across the globe have experienced, and continue to effect, a vast array of outcomes. As of the end of the Fund’s fiscal year, valuations within fixed income risk markets implied a sense of normalcy. However, we are anything but close to a sense of normalcy. While spread levels are well within their historical average range at the end of the fiscal period, 10-year Treasury rates are about 100 basis points lower compared to the prior year. (A basis point equals one hundredth of a percentage point.) Economic data are weak, but improving, and we believe the bottom is likely behind us thanks to swift central bank monetary and government fiscal stimuli.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Strategic Income II Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Strategic Income II Fund (Institutional Class shares)	1-year return	+5.06%
Delaware Strategic Income II Fund (Class A shares)	1-year return	+4.89%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+6.98%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Strategic Income II Fund, please see the table on page 86.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 88 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks a high level of current income.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
Just prior to the start of the Fund’s fiscal year, the US Federal Reserve cut interest rates for the first time since the global financial crisis of 2008-2009. After a series of rate hikes that began in 2015, the Fed responded to slowing global growth and an inversion of the Treasury yield curve with a reduction of 0.25 percentage points in the federal funds rate in July 2019, followed by two additional quarter-point cuts in September and October. Taken together, those reductions gave confidence to investors that the central bank would act to stabilize the economy. In December, the announcement of a Phase 1 trade deal with China also buoyed investor enthusiasm. Risk assets reacted as expected and generally performed well into 2020.
The economic backdrop shifted sharply in February and March when it became clear that COVID-19, which first emerged in China, had become a full-fledged global pandemic necessitating strong lockdown measures to control its spread. The ensuing precipitous global market selloff was short-lived, however, as the Fed and other central banks stepped in to provide liquidity. Investors responded by igniting a rally that continued through the end of the Fund’s fiscal period.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Strategic Income II Fund underperformed its benchmark, the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares gained 5.06%. The Fund’s Class A shares advanced 4.89% at net asset value and 0.68% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark gained 6.98%. For complete, annualized performance of Delaware Strategic Income II Fund, please see the table on page 86.
Following is a discussion about performance during the period from October 7, 2019 (when DMC began serving as the investment manager for the Fund) to September 30, 2020.
Early in the period, as investors gained confidence and risk premiums across fixed income compressed, we increased the Fund’s overall quality by shifting assets away from higher-beta (higher-risk) sectors. We thought we would have a more attractive entry point in 2020 and we were comfortable carrying US Treasury and agency mortgage-backed securities (MBS) in the Fund at year end.
But when markets sold off and the economy dramatically slowed in reaction to the coronavirus, the Fund significantly underperformed, hurt by the allocation of roughly 33% of assets to corporate credit – both high yield and investment grade – and nearly 20% to emerging market bonds. However, when the monetary and fiscal tide turned positive in late March, higher-beta sectors rallied and the Fund’s relative performance improved significantly, compared to both its peers and the benchmark. As market pricing dislocations expanded in the early spring, we drew down the Fund’s capital cushion, redeploying the proceeds into higher-yielding assets.
Overall, the Fund underperformed its benchmark largely because the 12-month period was unfavorable for focusing on the out-of-benchmark sectors that strategic funds typically hold. The major detractors from the Fund’s relative performance at the sector level were high yield bonds, including bank loans, and emerging market bonds.

Portfolio management reviews
Delaware Strategic Income II Fund
A small exposure to a senior unsecured convertible bond in Cheniere Energy Inc. detracted from the performance. Despite this, the Fund still has exposure to that credit, as we believe the company is striking an attractive mix of debt reduction and shareholder return with a healthy liquidity profile.
Exposure to the energy sector, overall, weighed on the Fund’s performance as the entire sector underperformed. Our goal therefore was to make sure that we had strong selection within energy sector credits, seeking what we viewed as the most robust companies. Within investment grade midstream, Energy Transfer Operating LP detracted from performance during the fiscal year. However, we view the investment as an undervalued position and reman comfortable that management is addressing the challenging operating environment.
Movie theater chain AMC Entertainment Holdings Inc. also detracted from the Fund’s performance. We did exit this position, as we see further challenges ahead for the issuer. Offsetting this performance somewhat was an investment in Calpine Corp., the largest US generator of electricity from natural gas and geothermal resources.
Emerging market bonds also reduced the Fund’s performance. Mexican airline company Aerovias de Mexico SA de CV, severely affected by pandemic-related travel restrictions, filed for Chapter 11 restructuring during the second quarter of 2020. However, we maintained the Fund’s exposure while we seek greater clarity about management’s plans.
An underweight to investment grade corporate credit aided the Fund’s relative performance. In addition to the Fund’s underweight, the market volatility presented investment opportunities in companies that aggressively sought liquidity, such as Delta Air Lines Inc. first lien bonds, issued in April 2020.
Our allocation to non-agency residential MBS, an out-of-benchmark sector, experienced high volatility and detracted from the Fund’s relative performance. Yield-curve management and duration management also lessened performance. We maintain a material duration that is short relative to the benchmark. The Fund does, however, carry more duration than its peer group, which proved beneficial.
We believe it is worth noting that the Fund had strong performance relative to its peer group in a particularly challenging environment, placing in Morningstar’s top quartile for the 12-month period. The Fund benefited by putting the capital cushion it built at the end of 2019 to work in the spring when opportunities arose. Leveraging that cushion provided liquidity during a volatile period.
Given the uncertain economic backdrop, we believe that risks remain elevated. Strong central bank policy responses in the United States and globally have helped boost investor confidence. At the end of the Fund’s fiscal year, we remain concerned about the upcoming election, geopolitical tensions, and the risks of policy mistakes, particularly on the fiscal side.
Regarding the pandemic, we think that even if a vaccine came to market tomorrow and business returned to some semblance of normalcy, global central banks would still have to navigate a policy reversal without experiencing a misstep. We continue to take a prudent investment approach by evaluating investment opportunities. Our goal is to identify companies with management teams that have exhibited the discipline to execute through the uncertainties of today’s macroeconomic environment.
A note about derivatives
The Fund used two types of derivatives during the fiscal year: futures and foreign currency exchange contracts. The Fund used interest rate futures to manage the portfolio’s overall duration. The Fund also used foreign currency exchange contracts to hedge the US dollar value of certain foreign currency securities. In some cases, the Fund used foreign currency exchange contracts to gain market exposure to take advantage of a total return opportunity. None of these derivatives had a material effect on the Fund’s performance (that is, it amounted to less than 50 basis points) during the fiscal year.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Portfolio management reviews
Delaware Covered Call Strategy Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Covered Call Strategy Fund (Institutional Class shares)	1-year return	-5.54%
Delaware Covered Call Strategy Fund (Class A shares)	1-year return	-5.75%
CBOE S&P 500 BuyWrite Index (benchmark)	1-year return	-5.66%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Covered Call Strategy Fund, please see the table on page 89.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 91 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term capital appreciation.
On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on
October 4, 2019.
Ziegler Capital Management, LLC (ZCM), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, ZCM is responsible for day-to-day management of the Fund's assets. DMC, a series of MIMBT, has ultimate responsibility for all investment advisory services.
Market review
Financial markets were on a roller coaster ride during the Fund’s fiscal year. Nonetheless, stocks and bonds produced strong returns for the period, with the S&P 500 Index advancing 15.15% and the Bloomberg Barclays US Aggregate Index gaining 6.98%.
Prior to the pandemic, positive momentum in both the economy and equity markets carried forward from late 2019 into the beginning of 2020. Then COVID-19 emerged. Economic activity slowed dramatically as shelter-in-place orders, quarantines, and fear of contracting the virus took hold. The S&P 500 Index fell 31.79%, posting the steepest 30-day decline of the postwar era. Second-quarter gross domestic product (GDP) posted the largest quarterly decline of the postwar period, falling 31.4%.
Central banks and governments around the world responded with dramatic easing in monetary and fiscal policy. In the United States, Congress quickly implemented an unprecedented amount of fiscal stimulus, amounting to double the total fiscal stimulus enacted during the global financial crisis of 2008-2009. In the span of three months, the Federal Reserve also provided more monetary stimulus (asset purchases) than the total provided during the first three years of the recession. Taken together, these programs provided $5 trillion worth of stimulus.
While the S&P 500 Index performed strongly, other areas of the market did not. For example, large-cap value stocks, as represented by the S&P 500 Value Index, returned -2.68% for the fiscal year, while large-cap growth stocks, as represented by the S&P 500
Growth Index, returned 30.64%, since momentum and growth stocks continued to dominate the market.
The Fund’s benchmark, the CBOE S&P 500 BuyWrite Index, also lagged the market for the fiscal year. Its underperformance could mainly be attributed to the at-the-money call options truncating upside participation during the strongest, fastest equity market rally in post-war history.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Covered Call Strategy Fund Institutional Class shares narrowly outperformed the Fund’s benchmark, the CBOE S&P 500 BuyWrite Index, but Class A shares lagged. The Fund’s Institutional Class shares fell 5.54%. The Fund’s Class A shares dropped 5.75% at net asset value and 11.17% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 5.66%. For complete, annualized performance of Delaware Covered Call Strategy Fund, please see the table on page 89.
The call options in the Fund outperformed the call options in the benchmark by 1,116 basis points for the fiscal year, as the Fund’s active options strategy adapted to changing market conditions and

Portfolio management reviews
Delaware Covered Call Strategy Fund
took advantage of the heightened implied volatility levels. (A basis point equals one hundredth of a percentage point.) For example, the record-setting volatility spike during March allowed us to “lock-in” high call premiums on longer-term options, which gradually decayed during subsequent months. In contrast, the rules-based CBOE S&P 500 BuyWrite Index is limited to one-month options. The implied volatility spike also allowed us to sell further out-of-the-money options while maintaining attractive premiums, thus allowing for more upside participation when stocks rallied. The benchmark is limited to writing only at-the-money options. Lastly, the Fund’s single-stock call options tend to provide higher premiums than the benchmark’s options – a consistent feature of the Fund relative to the benchmark.
Because of their value tilt, the Fund’s holdings underperformed the stocks in the benchmark during the first six months of the fiscal year. The value tilt of the Fund’s portfolio was the largest detractor from the Fund’s performance for the fiscal year, although we neutralized most of the growth versus value stock risk in April. Since that time, the Fund’s stocks have modestly outperformed those in the benchmark. In terms of the stock-only attribution over the past year, an overweight to the information technology sector made the largest positive contribution to returns. An underweight to the defensive sectors of utilities and real estate also contributed, as these sectors lagged the market. An overweighting to energy and industrials, which lagged the market, offset this, however. Stock selection was positive in financials but detracted from returns in industrials and healthcare.
Despite the strong stock market performance during the past
six months, implied volatility and option prices have remained elevated. As a result, we have continued the trend of writing medium to longer-term call options to “lock-in” the high implied volatility levels for longer. At the end of the fiscal year, the average expiration of the Fund’s call options was 2.6 months, versus the benchmark’s average expiration of only 0.6 months for its passively managed call options. Overall, as we manage the active option writing strategy in the Fund, we continue to closely monitor implied volatility opportunities that we think have the potential to add further excess return versus the benchmark’s rules-based index options. We continue to believe large-cap stocks should offer the best risk-reward potential, especially when combined with call premiums that could help stabilize returns and offer downside protection. We view pairing a growth stock portfolio with a covered call portfolio for stability as an opportune way to position equity exposure in the current market environment.

Portfolio management reviews
Delaware Hedged U.S. Equity Opportunities Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Hedged U.S. Equity Opportunities Fund (Institutional Class shares)	1-year return	+11.28%
Delaware Hedged U.S. Equity Opportunities Fund (Class A shares)	1-year return	+10.91%
Russell 3000® Index (primary benchmark)	1-year return	+15.01%
70% Russell 3000 / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	1-year return	+12.04%
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	1-year return	+1.10%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Hedged U.S. Equity Opportunities Fund, please see the table on page 93.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 95 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks total return and, secondarily, capital preservation.
On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on
October 4, 2019.
Wellington Management Company LLP (Wellington Management), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, Wellington Management Company LLP (Wellington Management) is responsible for day-to-day management of the Fund’s assets. Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), has ultimate responsibility for all investment advisory services.
Market review
Although US equities posted a gain for the fiscal year ended September 30, 2020, the period was characterized by high market turbulence, driven by the coronavirus, trade sentiment, delayed stimulus, and the US presidential election.
Equities ended the first calendar quarter of 2020 sharply lower, as the coronavirus caused unprecedented societal and market disruptions. Both the US Federal Reserve and US government quickly stepped in to provide trillions of dollars of monetary and fiscal stimulus, and equity markets rebounded. Substantial monetary support from the Fed continued to support markets in the third calendar quarter of 2020, and the Fed signaled that it expects to hold interest rates near zero until inflation is on track to moderately exceed 2%.
The US-China relationship was a key theme throughout the Fund’s fiscal year. Trade tensions eased in December 2019 after the US and China reached a Phase 1 trade agreement but were reignited in May 2020 following the rapid onset of the coronavirus, in part due to China’s plans to impose national security laws on Hong Kong and its mishandling of the coronavirus outbreak.
The presidential election injected additional uncertainty into the markets. Also clouding the path to economic recovery were a possible resurgence of the coronavirus, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Hedged U.S. Equity Opportunities Fund underperformed its primary benchmark, the Russell 3000 Index, and its secondary benchmark, a blend of 70% Russell 3000 Index and 30% ICE BofA US 3-Month Treasury Bill Index. The Fund outperformed its other secondary benchmark, ICE BofA US 3-Month Treasury Bill Index. The Fund’s Institutional Class shares gained 11.28%. The Fund’s Class A shares advanced 10.91% at net asset value and 4.57% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Russell 3000 Index gained 15.01%. The blend of 70% Russell 3000 Index / 30% ICE BofA US 3-Month Treasury Bill Index advanced 12.04%, and the ICE BofA US 3-Month Treasury Bill Index

Portfolio management reviews
Delaware Hedged U.S. Equity Opportunities Fund
gained 1.10%. For complete, annualized performance of Delaware Hedged U.S. Equity Opportunities Fund, please see the table on page 93.
While the Fund’s equity strategy posted positive absolute returns, it underperformed the Russell 3000 Index for the fiscal year. Sector allocation – a residual of our bottom-up stock selection process – was the primary detractor from relative results. An underweight to information technology was detrimental as Internet software and services companies were protective when the market dropped and led the subsequent rally. However, an underweight allocation to energy and an overweight to consumer discretionary partially offset this. Weaker selection within consumer discretionary, particularly either not owning or selling leading names such as Amazon.com Inc. and Tesla Inc., also detracted from results. This was somewhat offset by our strong selection in the industrials sector.
Our decision not to hold benchmark constituent Exxon Mobil Corp. was the largest contributor to relative performance. Energy-related companies such as Exxon Mobil were adversely affected when Saudi Arabia and Russia failed to reach an agreement on oil production cuts. Shelter-in-place orders to limit the spread of the coronavirus also severely cut global demand. In addition, the company was removed from the Dow Jones Industrial Average, prompting further concern about the oil giant’s future.
An overweight position in information technology company Square Inc. contributed to Fund results. Square provides credit card payment-processing solutions. The stock price rose as Square’s Cash App business added its largest number of new customers in March. The company benefited as people began to use the app for fundraising, donations, and online tipping. Additionally, recipients deposited stimulus checks directly in the app, leading to the company’s highest-ever monthly direct-deposit volume in April. We believe long-term revenue and cash flow growth for Square will be stronger and longer than the market expects.
Our decision not to hold The Boeing Co. added to relative performance. Within industrials, Boeing is an aerospace company engaged in the manufacturing of commercial jet liners and defense, space, and security systems. The spread of the coronavirus had a large impact on the travel industry, particularly the airline industry, causing the stock to struggle.
The Fund’s underweight in Apple Inc. was the largest relative detractor during the fiscal year. Apple stock ended 2019 strongly as volume forecasts and better-than-expected revenues for the new iPhone led to solid quarterly results and forward guidance. Despite uncertainty surrounding the pandemic, shares of Apple continued to rise in the second and third quarters of 2020 as the company reported revenue increases year over year across all its business segments. The Fund continues to hold the stock, and we remain positive on Apple’s long-term growth trajectory, especially in wearables and services.
The Fund’s underweight position in Microsoft Corp. also detracted from results, as Microsoft continued to benefit from the remote work and stay-at-home orders. During the Fund’s fiscal year, it announced acquisitions of ADRM Software Inc., a provider of large-scale industry data models, and CyberX Inc., an Internet-of-Things (IoT) security provider. We continued to hold an underweight position in the stock at fiscal year-end.
In consumer discretionary, our decision to underweight Tesla took away from results. Shares of the electric-vehicle manufacturer moved higher after the company reported its fourth consecutive quarter of profitability. Given its market cap, many investors viewed this as the last hurdle toward Tesla’s inclusion in the S&P 500 Index; however, the stock was not added to the index, and shares dipped on the news. We eliminated the Fund’s position during the fiscal year, seeking opportunities that we believed provide better risk-return profiles.
The Fund’s hedging strategy was beneficial during the March coronavirus-led drawdown but detracted from results over the full 12-month period. The beta hedge, designed to reduce the Fund’s equity exposure by selling futures on US indices, became a headwind when markets rallied sharply following the March selloff. The Fund’s tail risk management strategy, designed to mitigate capital losses in periods when equities experience a sharp decline, was broadly neutral, as it contributed significantly during the markets’ decline, but detracted from results when markets rallied.
In this environment, we sought for the Fund to be as balanced as possible across risk factors, to avoid being whipsawed by the daily news flow. The Fund’s positioning is biased toward a more defensive stance, rather than a cyclical stance, given what we view as the long-term risks for global markets and the economy, and we have reduced the Fund’s underweight exposure to mega-cap technology names.
Macroeconomic uncertainty remains at the forefront. Although US equity markets have continued to rebound, a second wave of coronavirus infections appears to be unfolding. We believe that the range of potential economic outcomes is broad, and that current investor exuberance may not be long-lasting. Against this backdrop, we remain vigilant in balancing factor exposures in the Fund’s portfolio to help reduce the effect of factor volatility and ensure that security selection drives results.

The Fund used the following derivatives during the fiscal year:
Instrument	Ending allocation	Performance effect
Futures	-18% (notional exposure)	Negative
Options	-5% (notional exposure)	Neutral
Foreign currency exchange forwards	3% (market value)	Neutral

Portfolio management reviews
Delaware Premium Income Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Premium Income Fund (Institutional Class shares)	1-year return	-4.05%
Delaware Premium Income Fund (Class A shares)	1-year return	-4.24%
CBOE S&P 500 BuyWrite Index (benchmark)	1-year return	-5.66%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Premium Income Fund, please see the table on page 96.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 98 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks to generate income.
On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (MIMBT), would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on
October 4, 2019.
Ziegler Capital Management, LLC (ZCM), a US registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, ZCM is responsible for day-to-day management of the Fund's assets. DMC, a series of MIMBT, has ultimate responsibility for all investment advisory services.
Market review
Financial markets were on a roller coaster ride during the Fund’s fiscal year. Nonetheless, stocks and bonds produced strong returns for the period, with the S&P 500® Index advancing 15.15% and the Bloomberg Barclays US Aggregate Index gaining 6.98%. Momentum and growth stocks continued to dominate the market. For example, large-cap value stocks, as represented by the S&P 500 Value Index, returned -2.68% for the fiscal year, while large-cap growth stocks, as represented by the S&P 500 Growth Index, returned 30.64%.
Prior to the pandemic, the positive momentum in both the economy and equity markets carried forward from late 2019 into the beginning of 2020. Then COVID-19 emerged. Economic activity slowed dramatically as shelter-in-place orders, quarantines, and fear of contracting the virus took hold. The S&P 500 Index rapidly declined, falling 31.79%, posting the steepest 30-day decline of the postwar era. Second-quarter gross domestic product (GDP) posted its largest quarterly decline of the postwar period, falling 31.4%.
Central banks and governments around the world responded with dramatic easing in monetary and fiscal policy. In the United States, Congress quickly implemented an unprecedented amount of fiscal stimulus, amounting to double the total fiscal stimulus enacted during the global financial crisis of 2008-2009. In the span of three months, the Federal Reserve also provided more monetary stimulus (asset purchases) than the total provided during the first three years of the recession. Taken together, these programs provided $5 trillion worth of stimulus.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Premium Income Fund outperformed its benchmark, the CBOE S&P 500
BuyWrite Index. The Fund’s Institutional Class shares fell 4.05%. The Fund’s Class A shares dropped 4.24% at net asset value and 9.76% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 5.66%. For complete, annualized performance of Delaware Premium Income Fund, please see the table on page 96.
Value-leaning stocks are a foundation of the Fund’s investment strategy. This value tilt in the portfolio was the largest detractor from the Fund’s performance for the fiscal year, as value stocks significantly lagged the market.
In contrast, the Fund’s in-the-money call options significantly outperformed the benchmark for the fiscal year by more than 1,500 basis points. (A basis point equals one hundredth of a percentage point.) As a result of the call options, the Fund outperformed the benchmark with less risk, resulting in a much higher risk-adjusted return than the benchmark. Not only did the Fund’s in-the-money call options provide more downside protection than the benchmark’s at-the-money call options during the market downturn in 2020, it also allowed for more upside participation during the continued market rally as the drop in implied volatility benefited the Fund’s longer-term options more than the benchmark’s one-month options. The entire outperformance of the Fund compared to the benchmark for the fiscal year was due to call option outperformance. For instance, the implied volatility of the Fund’s actively managed, single-stock call option portfolio ended the fiscal year at 38.1%, versus an implied volatility of only 22.6% for a one-month, at-the-money index option on the S&P 500 Index. While both are at above-average levels, the in-the-money, single-stock call options provided more attractive implied volatility levels than the benchmark’s index options.
The Fund underperformed the Bloomberg Barclays US Aggregate Index for the fiscal year, as bonds posted strong returns because of the continued decline in interest rates. Unfortunately for bond investors, yields are extremely low, with the 10-year Treasury yield ending the fiscal year at 0.69%.
In terms of the Fund’s stock-only attribution for the fiscal year, an underweight to the defensive sectors of real estate and utilities contributed to the Fund’s performance as these sectors underperformed the market. However, an overweight to the energy sector, which significantly lagged the market for the period, detracted. An underweight to the technology sector also detracted from the Fund’s stock-only performance, as growth and technology stocks continued to dominate the market. Stock selection in financials and consumer staples contributed to the Fund’s performance but detracted in technology and industrials.
While implied volatility declined somewhat during the third quarter, it remains elevated by historical standards. As a result, in-the-money call premiums remained at above-average levels at fiscal year end. Consequently, we have continued the trend of writing longer-term call options to “lock-in” the high, implied volatility levels for longer. At the end of this fiscal year, the average expiration of the Fund’s call option portfolio was 5.3 months, with a strike price averaging 11.6% in the money. These characteristics resulted in an option portfolio with $2.8 million of time value that is likely to decay over the course of the next couple of quarters, in our view.
Given the current environment of historically low interest rates, above-average call premiums, and attractive valuations of the stocks in the Fund, we believe the Fund is strongly positioned relative to both bonds and the covered-call benchmark. We continue to believe large-cap stocks offer the soundest risk-reward potential, especially when combined with in-the-money call options, which could help stabilize returns by offering the opportunity for both downside protection and a return component.

Portfolio management reviews
Delaware Total Return Fund
October 13, 2020 (Unaudited)
Performance preview (for the year ended September 30, 2020)
Delaware Total Return Fund (Institutional Class shares)	1-year return	-4.29%
Delaware Total Return Fund (Class A shares)	1-year return	-4.48%
S&P 500® Index (primary benchmark)	1-year return	+15.15%
S&P 500 Index (primary benchmark)	1-year return	+13.49%
Bloomberg Barclays US Aggregate Index (secondary benchmark)	1-year return	+6.98%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Total Return Fund, please see the table on page 99.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Please see page 102 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.
Effective after the close of business on October 4, 2019, Delaware Management Company (DMC or Manager), a series of Macquarie Investment Management Business Trust (MIMBT), serves as the investment manager for the Fund.* During the period after the close of business on October 4, 2019, the Manager repositioned the Fund’s portfolio in accordance with the Fund’s investment objective and principal investment strategies, as described in the prospectus. The investment objective is the same and its principal investment strategies are the same or similar to those of the corresponding First Investors Fund.
Market review
Mixed market performance marked the Fund’s fiscal year. Risk assets were up during the period, albeit with much volatility. The fiscal period began with optimism as consensus looked to a mid-cycle bounce in growth for at least the first two months of 2020.
That optimism vanished when COVID-19 emerged in China in mid-January, and it became increasingly clear through February and March that the virus would not be contained as reported cases around the globe increased significantly. The realization of a widespread pandemic ignited a repricing within global asset markets when risk asset prices fell heavily amid a flight to quality (particularly in US Treasurys and the US dollar) and a scramble for liquidity.
Contrasting themes marked the latter half of the period as risk markets recovered and pushed toward all-time highs, despite virus cases growing in the United States, Europe, and Asia. Financial markets focused on the improving economic data, the abundant liquidity provided by central banks, and the prospect of additional fiscal stimulus. However, optimism faded in September as a resurgence in coronavirus cases, uncertainty surrounding the US presidential election, and continued US-China tensions generated market concern.
Source: Bloomberg.
Within the Fund
For the fiscal year ended September 30, 2020, Delaware Total Return Fund underperformed its primary benchmark, the S&P 500 Index. The Fund also underperformed its secondary benchmarks, a blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index and the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares declined 4.29%. The Fund’s Class A shares fell 4.48% at net asset value and 9.97% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the blend of 60% S&P 500 Index and 40% Bloomberg Barclays US Aggregate Index gained 13.49%. The S&P 500 Index rose 15.15% and the Bloomberg Barclays US Aggregate Index gained 6.98%. For complete, annualized performance of Delaware Total Return Fund, please see the table on page 99.
Following is a discussion about performance during the period from October 7, 2019, when DMC began serving as the investment manager for the Fund, to September 30, 2020.
The Fund’s underperformance for the fiscal year mainly stemmed from equity exposure that was largely allocated to value equities, which generally trailed US large-cap core equities for the
12-month period. When US growth sectors outperform value sectors, the Fund tends to struggle in comparison with its peers. Additionally, the Fund’s allocation to international and real estate equities, both of which underperformed the broad equity market, detracted from performance.
Other detractors from performance included an overweight to commercial mortgage-backed securities (CMBS) and security selection within BBB-rated investment grade corporates. Key contributors to performance within the Fund’s fixed income sleeve included an overweight to investment grade corporates, security selection within A-rated investment grade corporates, a small underweight to emerging markets, and yield curve management.
The Fund’s strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As part of the oversight process, we periodically analyze the sources of the Fund’s active performance.
For the fiscal year, the Fund’s active positioning with respect to the strategic policy weights of different asset classes detracted from performance, most of which occurred after the first quarter of 2020.
We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, we believe the Fund’s combination of futures, options, swaps, and currency positions had only a limited effect on performance during the fiscal year.
At the end of the Fund’s fiscal year, we sought to continue to deliver the potential benefits of diversification while actively managing risk. With these two principles in mind, the Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities and therefore continue to include investment possibilities around the globe within the Fund.
The growth outlook is unclear to us, as volatile macroeconomic factors paired with the pandemic have escalated global economic and market uncertainties. While we think that the worst of the recession is likely behind us, the path to recovery is not yet laid out.
In our view, a thoughtful active management approach is needed given increased political, economic, and market uncertainty. We believe vigilant and continuous assessment of the current market environment offers opportunities to take advantage of market dislocations and achieve attractive risk-adjusted returns through an active focus on portfolio risk and diversification.
*On April 6, 2019, Foresters Investment Management Company, Inc. (FIMCO), the investment adviser to the First Investors Funds, entered into an agreement with Macquarie Management Holdings, Inc. (MMHI), whereby MMHI, on behalf of its affiliate DMC, would acquire FIMCO’s asset management business (the “Transaction”). In connection with the Transaction, the Board of Trustees of the First Investors Trusts and the First Investors Fund shareholders approved, pursuant to an Agreement and Plan of Reorganization
(the “Agreement”), the transfer of all assets and liabilities of each First Investors Fund to a corresponding, newly formed fund in the Delaware Funds® by Macquarie family of funds. The Transaction closed on October 4, 2019.

Performance summaries
Delaware Equity Income Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. February 22, 1993)
Excluding sales charge	-7.89%	+5.90%	+7.76%	—
Including sales charge	-13.18%	+4.65%	+7.12%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-7.72%	+6.21%	—	+6.51%
Including sales charge	-7.72%	+6.21%	—	+6.51%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-7.54%	+6.33%	—	+6.63%
Including sales charge	-7.54%	+6.33%	—	+6.63%
Russell 1000 Value Index	-5.03%	+7.66%	—	+7.85%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 39. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.10%, 0.85%, and 0.81% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.12%	0.87%	0.86%
Net expenses (including fee waivers, if any)	1.12%	0.85%	0.81%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Equity Income Fund
Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
Russell 1000 Value Index	$10,000	$25,814
Delaware Equity Income Fund — Class A shares	$9,425	$19,888
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
Russell 1000 Value Index	$10,000	$17,626
Delaware Equity Income Fund — Institutional Class shares	$10,000	$16,042
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell 1000 Value Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell 1000 Value Index as of April 1, 2013.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 39. Please note additional details on pages 38 through 41.
The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	FIUTX	24611D409
Institutional Class	FIUUX	24611D508
Class R6	FIUVX	24611D607

Performance summaries
Delaware Growth and Income Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. October 4, 1993)
Excluding sales charge	-7.99%	+5.70%	+8.98%	—
Including sales charge	-13.28%	+4.45%	+8.34%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-7.68%	+6.06%	—	+6.82%
Including sales charge	-7.68%	+6.06%	—	+6.82%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-7.63%	+6.12%	—	+6.88%
Including sales charge	-7.63%	+6.12%	—	+6.88%
Russell 1000 Value Index	-5.03%	+7.66%	—	+7.85%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of
Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 43. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual
12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.11%, 0.82%, and 0.75% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.05%	0.80%	0.79%
Net expenses (including fee waivers, if any)	1.05%	0.80%	0.75%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Growth and Income Fund
Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
Russell 1000 Value Index	$10,000	$25,814
Delaware Growth and Income Fund — Class A shares	$9,425	$22,276
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
Russell 1000 Value Index	$10,000	$17,626
Delaware Growth and Income Fund — Institutional Class shares	$10,000	$16,406
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell 1000 Value Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in Russell 1000 Value Index as of April 1, 2013.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 43. Please note additional details on pages 42 through 45.
The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, mentioned on page 3, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	FGINX	24611D870
Institutional Class	FGIPX	24611D862
Class R6	FGIQX	24611D854

Performance summaries
Delaware Growth Equity Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. October 25, 2000)
Excluding sales charge	+25.53%	+13.96%	+14.48%	—
Including sales charge	+18.28%	+12.62%	+13.81%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+25.88%	+14.36%	—	+14.24%
Including sales charge	+25.88%	+14.36%	—	+14.24%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+25.97%	+14.43%	—	+14.35%
Including sales charge	+25.97%	+14.43%	—	+14.35%
Russell 1000 Growth Index	+37.53%	+20.10%	—	+17.77%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 47. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
Because the Fund expects to hold a concentrated portfolio of limited number of securities, the Fund's risk is increased because each investment has a greater effect on the Fund's overall performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.17%, 0.86%, and 0.86% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.12%	0.87%	0.84%
Net expenses (including fee waivers, if any)	1.12%	0.86%	0.79%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Growth Equity Fund
Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$49,120
Delaware Growth Equity Fund — Class A shares	$9,425	$36,459
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund's inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$33,894
Delaware Growth Equity Fund — Institutional Class shares	$10,000	$27,141
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of April 1, 2013.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 47. Please note additional details on pages 46 through 49.
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	FICGX	24611D714
Institutional Class	FICHX	24611D698
Class R6	FICIX	24611D680

Performance summaries
Delaware Opportunity Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. August 24, 1992)
Excluding sales charge	-13.31%	+3.17%	+8.76%	—
Including sales charge	-18.30%	+1.96%	+8.12%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-13.04%	+3.50%	—	+6.04%
Including sales charge	-13.04%	+3.50%	—	+6.04%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-12.93%	+3.61%	—	+6.18%
Including sales charge	-12.93%	+3.61%	—	+6.18%
Russell Midcap Value Index	-7.30%	+6.38%	—	+7.22%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 51. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.
An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.21%, 0.90%, and 0.78% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.23%	0.98%	0.96%
Net expenses (including fee waivers, if any)	1.21%	0.90%	0.78%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Opportunity Fund
Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
Russell Midcap Value Index	$10,000	$25,271
Delaware Opportunity Fund — Class A shares	$9,425	$21,830
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
Russell Midcap Value Index	$10,000	$16,868
Delaware Opportunity Fund — Institutional Class shares	$10,000	$15,523
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell Midcap Value Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell Midcap Value Index as of April 1, 2013.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 51. Please note additional details on pages 50 through 53.
The Russell Midcap Value Index measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell Midcap Growth Index, mentioned on page 7, measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	FIUSX	24611D771
Institutional Class	FIVUX	24611D763
Class R6	FIVVX	24611D755

Performance summaries
Delaware Special Situations Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. September 18, 1990)
Excluding sales charge	-20.91%	+0.38%	+5.74%	—
Including sales charge	-25.45%	-0.81%	+5.12%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-20.67%	+0.70%	—	+3.25%
Including sales charge	-20.67%	+0.70%	—	+3.25%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-20.57%	+0.81%	—	+3.40%
Including sales charge	-20.57%	+0.81%	—	+3.40%
Russell 2000 Value Index	-14.88%	+4.11%	—	+4.40%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 55. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.
An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.27%, 1.02%, and 0.87% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.28%	1.03%	1.02%
Net expenses (including fee waivers, if any)	1.27%	1.02%	0.87%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Special Situations Fund
Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
Russell 2000 Value Index	$10,000	$19,846
Delaware Special Situations Fund — Class A shares	$9,425	$16,476
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
Russell 2000 Value Index	$10,000	$13,814
Delaware Special Situations Fund — Institutional Class shares	$10,000	$12,709
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 2000 Value Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Russell 2000 Value Index as of April 1, 2013.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 55. Please note additional details on pages 54 through 57.
The Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000 Growth Index, mentioned on page 9, measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	FISSX	24611D672
Institutional Class	FISTX	24611D664
Class R6	FISUX	24611D656

Performance summaries
Delaware Global Equity Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. November 16, 1981)
Excluding sales charge	+3.89%	+7.22%	+7.53%	—
Including sales charge	-2.11%	+5.97%	+6.90%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+4.24%	+7.60%	—	+7.94%
Including sales charge	+4.24%	+7.60%	—	+7.94%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+4.32%	+7.67%	—	+8.04%
Including sales charge	+4.32%	+7.67%	—	+8.04%
MSCI World Index (gross)	+10.41%	+10.48%	—	+8.99%*
MSCI World Index (net)	+10.99%	+11.10%	—	+9.61%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 59. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
The Fund may allocate more of their net assets to investments in single securities than “diversified” funds.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.41%, 1.07%, and 1.02% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.41%	1.16%	1.12%
Net expenses (including fee waivers, if any)	1.41%	1.07%	1.02%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Global Equity Fund
Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
MSCI World Index (gross)	$10,000	$25,907
MSCI World Index (net)	$10,000	$24,500
Delaware Global Equity Fund — Class A shares	$9,425	$19,497
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund's inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
MSCI World Index (gross)	$10,000	$19,894
MSCI World Index (net)	$10,000	$19,078
Delaware Global Equity Fund — Institutional Class shares	$10,000	$17,737
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the MSCI World Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the MSCI World Index as of April 1, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 59. Please note additional details on pages 58 through 61.
The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	FIISX	24611D706
Institutional Class	FIITX	24611D805
Class R6	FIIUX	24611D888

Performance summaries
Delaware International Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. June 27, 2006)
Excluding sales charge	+0.29%*	+6.47%	+5.85%	—
Including sales charge	-5.48%	+5.22%	+5.23%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+0.52%*	+6.86%	—	+4.54%
Including sales charge	+0.52%	+6.86%	—	+4.54%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+0.63%*	+6.96%	—	+4.69%
Including sales charge	+0.63%	+6.96%	—	+4.69%
MSCI EAFE Index (gross)	+0.49%	+5.26%	—	+4.18%**
MSCI EAFE Index (net)	+0.93%	+5.77%	—	+4.68%**
*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.
**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 63. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.53%, 1.18%, and 1.09% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.37%	1.12%	1.08%
Net expenses (including fee waivers, if any)	1.37%	1.12%	1.08%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware International Fund
Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
Delaware International Fund — Class A shares	$9,425	$16,645
MSCI EAFE Index (gross)	$10,000	$16,456
MSCI EAFE Index (net)	$10,000	$15,705
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$14,090
Delaware International Fund — Institutional Class shares	$10,000	$13,953
MSCI EAFE Index (net)	$10,000	$13,595
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the MSCI EAFE Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the
MSCI EAFE Index as of April 1, 2013.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 63. Please note additional details on pages 62 through 65.
The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	FIINX	24611D813
Institutional Class	FIIPX	24611D797
Class R6	FIIQX	24611D789

Performance summaries
Delaware Floating Rate II Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. October 21, 2013)
Excluding sales charge	+1.00%	+2.93%	—	+2.26%
Including sales charge	-1.57%	+2.40%	—	+1.88%
Institutional Class (Est. October 21, 2013)
Excluding sales charge	+1.17%	+3.10%	—	+2.46%
Including sales charge	+1.17%	+3.10%	—	+2.46%
Class R6 (Est. October 21, 2013)
Excluding sales charge	+1.33%	+3.34%	—	+2.67%
Including sales charge	+1.33%	+3.34%	—	+2.67%
S&P/LSTA Leveraged Loan Index	+1.06%	+4.01%	—	+3.47%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 67. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.05%, 0.89%, and 0.74% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.25%	1.00%	0.96%
Net expenses (including fee waivers, if any)	1.05%	0.89%	0.74%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Floating Rate II Fund
Performance of a $10,000 investment1
Institutional Class and Class A shares
Average annual total returns from October 21, 2013 (Fund’s inception) through September 30, 2020
For period beginning October 21, 2013 through September 30, 2020	Starting value	Ending value
S&P/LSTA Leveraged Loan Index	$10,000	$12,719
Delaware Floating Rate II Fund — Institutional Class shares	$10,000	$11,838
Delaware Floating Rate II Fund — Class A shares	$9,750	$11,380
1The returns shown for periods on or prior to October 4, 2019 reflect the performance, expenses, and sales charges of the First Investors predecessor fund. The First Investors predecessor fund was reorganized into the Fund after the close of business on
October 4, 2019. The returns shown for periods after
October 4, 2019 reflect the performance, expenses, and sales charges of the Fund. The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on October 21, 2013, and includes the effect of a 2.50% front-end sales charge and the reinvestment of all distributions
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on October 21, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the S&P/LSTA Leveraged Loan Index.
The S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index is a broad index designed to reflect the market-value-weighted performance of US dollar-denominated institutional leveraged loans.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 67. Please note additional details on pages 66 through 68.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FRFDX	24611D615
Institutional Class	FRFEX	24611D599
Class R6	FRNFX	24611D581

Performance summaries
Delaware Fund for Income
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. January 1, 1971)
Excluding sales charge	+2.95%	+5.27%	+5.21%	—
Including sales charge	-1.08%	+4.41%	+4.80%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+3.20%	+5.35%	—	+3.95%
Including sales charge	+3.20%	+5.35%	—	+3.95%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+3.34%	+5.69%	—	+4.29%
Including sales charge	+3.34%	+5.69%	—	+4.29%
ICE BofA US High Yield Constrained Index	+2.22%	+6.60%	—	+4.94%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of
Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 70. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could

Performance summaries
Delaware Fund for Income
have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.18%, 1.03%, and 0.80% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.15%	0.90%	0.89%
Net expenses (including fee waivers, if any)	1.15%	0.90%	0.80%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$18,364
Delaware Fund for Income — Class A shares	$9,600	$15,974
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$14,359
Delaware Fund for Income — Institutional Class shares	$10,000	$13,373
1The returns shown for periods on or prior to October 4, 2019 reflect the performance, expenses, and sales charges of the First Investors predecessor fund. The First Investors predecessor fund was reorganized into the Fund after the close of business on
October 4, 2019. The returns shown for periods after
October 4, 2019 reflect the performance, expenses, and sales charges of the Fund. The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 4.00%
front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index as of April 1, 2013.

Performance summaries
Delaware Fund for Income
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 70. Please note additional details on pages 69 through 72.
The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FIFIX	24611D573
Institutional Class	FIFKX	24611D565
Class R6	FIFLX	24611D557

Performance summaries
Delaware Government Cash Management Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	3 year	5 year	10 year
Class A (Est. October 16, 1978)
Excluding sales charge	+0.51%	+1.07%	+0.65%	+0.33%
Including sales charge	+0.51%	+1.07%	+0.65%	+0.33%
ICE BofA US 3-Month Treasury Bill Index	+1.10%	+1.69%	+1.20%	+0.64%
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of
Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 73. Performance would have been lower had expense limitations not been in effect.
Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Performance at max offer price assumes that a front-end sales charge applied.
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
The risk that all or a majority of the securities in a certain market — like the stock market or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
The yields received by the Fund on its investments will generally decline as interest rates decline.
Like the values of other debt instruments, the market values of US Government securities are affected by changes in interest rates. When interest rates rise, the market values of US Government securities generally decline. This could cause the Series' NAV to decline below $1.00 per share.
The US Government securities the Fund invests in may or may not be backed by the full faith and credit of the US Government. Securities issued by US Government sponsored enterprises are supported only by the credit of the issuing entity. The value of an investment will decline if there is a default by or a deterioration in the credit quality of the issuer or a provider of a credit enhancement or demand feature. This could cause the Fund’s NAV to decline below $1.00 per share.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.55% of the Fund’s average daily net assets for Class A shares from
October 4, 2019 to September 30, 2020. *Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A
Total annual operating expenses (without fee waivers)	0.84%
Net expenses (including fee waivers, if any)	0.55%
Type of waiver	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Government Cash Management Fund
Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
ICE BofA US 3-Month Treasury Bill Index	$10,000	$10,654
Delaware Government Cash Management Fund — Class A shares	$10,000	$10,331
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the ICE BofA US 3-Month Treasury Bill Index as of September 30, 2010.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 73. Please note additional details on pages 73 through 74.
The ICE BofA 3-Month US Treasury Bill Index tracks the performance of US Treasury bills with a maturity of three months. The index comprises a single Treasury issue purchased at the beginning of the month, which is then sold at the end of the month and rolled into a newly selected issue that matures closest to, but not beyond, three months from the transaction date (known as the rebalancing date).
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbol	CUSIP
Class A	FICXX	24611D540

Performance summaries
Delaware International Opportunities Bond Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. August 17, 2012)
Excluding sales charge	+3.39%	+2.17%	—	+0.62%
Including sales charge	-0.78%	+1.34%	—	+0.11%
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+3.65%	+2.49%	—	+0.37%
Including sales charge	+3.65%	+2.49%	—	+0.37%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+3.91%	+2.65%	—	+0.55%
Including sales charge	+3.91%	+2.65%	—	+0.55%
J.P. Morgan Government Bond Index (GBI) Broad ex-US	+5.44%	+3.86%	—	+1.64%*
FTSE World Government Bond Index ex-US	+5.68%	+3.89%	—	+0.86%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of
Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 76. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Performance summaries
Delaware International Opportunities Bond Fund
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.39%, 1.09%, and 0.94% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.53%	1.28%	1.17%
Net expenses (including fee waivers, if any)	1.39%	1.09%	0.94%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment1
Class A shares
Average annual total returns August 17, 2012 (Fund’s inception) through September 30, 2020
For period beginning August 17, 2012 through September 30, 2020	Starting value	Ending value
J.P. Morgan Government Bond Index (GBI) Broad ex-US	$10,000	$10,837
FTSE World Government Bond Index ex-US	$10,000	$10,713
Delaware International Opportunities Bond Fund — Class A shares	$9,600	$10,092
Institutional Class shares
Average annual total returns April 1, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
J.P. Morgan Government Bond Index (GBI) Broad ex-US	$10,000	$11,298
FTSE World Government Bond Index ex-US	$10,000	$11,197
Delaware International Opportunities Bond Fund — Institutional Class shares	$10,000	$10,283
1The returns shown for periods on or prior to October 4, 2019 reflect the performance, expenses, and sales charges of the First Investors predecessor fund. The First Investors predecessor fund was reorganized into the Fund after the close of business on
October 4, 2019. The returns shown for periods after
October 4, 2019 reflect the performance, expenses, and sales charges of the Fund. The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the
Fund on August 17, 2012, and includes the effect of a 4.00% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the J.P. Morgan Government Bond Index (GBI) Broad ex-US (the Fund’s primary benchmark) and the FTSE World Government Bond Index ex-US (the Fund’s secondary benchmark) as of August 17, 2012.

Performance summaries
Delaware International Opportunities Bond Fund
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the J.P. Morgan Government Bond Index (GBI) Broad ex-US (the Fund’s primary benchmark) and the FTSE World Government Bond Index ex-US (the Fund’s secondary benchmark) as of April 1, 2013.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 76. Please note additional details on pages 75 through 78.
The J.P. Morgan Government Bond Index (GBI) Broad ex-US tracks the total return performance in US dollars, on an unhedged basis, of global government bonds from 27 countries excluding the United States.
The FTSE World Government Bond ex-US Index measures the performance of fixed-rate, local-currency, investment grade sovereign debt from 22 countries.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FIOBX	24611D524
Institutional Class	FIODX	24611D516
Class R6	FIOEX	24611D490

Performance summaries
Delaware Investment Grade Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. February 19, 1991)
Excluding sales charge	+7.74%	+5.00%	+4.38%	—
Including sales charge	+3.46%	+4.15%	+3.95%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	+8.02%	+5.33%	—	+4.14%
Including sales charge	+8.02%	+5.33%	—	+4.14%
Class R6 (Est. April 1, 2013)
Excluding sales charge	+8.10%	+5.43%	—	+4.27%
Including sales charge	+8.10%	+5.43%	—	+4.27%
Bloomberg Barclays US Corporate Investment Grade Index	+7.90%	+5.98%	—	+4.73%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 80. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Performance summaries
Delaware Investment Grade Fund
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.03%, 0.74%, and 0.66% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.05%	0.80%	0.78%
Net expenses (including fee waivers, if any)	1.03%	0.74%	0.66%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
Bloomberg Barclays US Corporate Investment Grade Index	$10,000	$16,513
Delaware Investment Grade Fund — Class A shares	$9,600	$14,734
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception)) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
Bloomberg Barclays US Corporate Investment Grade Index	$10,000	$14,146
Delaware Investment Grade Fund — Institutional Class shares	$10,000	$13,551
1The returns shown for periods on or prior to October 4, 2019 reflect the performance, expenses, and sales charges of the First Investors predecessor fund was reorganized into the Fund after the close of business on October 4, 2019. The returns shown for periods after
October 4, 2019 reflect the performance, expense, and sales charges of the Fund.The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 4.00% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays US Corporate Investment Grade Index as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays US Corporate Investment Grade Index as of April 1, 2013.

Performance summaries
Delaware Investment Grade Fund
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 80. Please note additional details on pages 79 through 82.
The Bloomberg Barclays US Corporate Investment Grade Index is composed of US dollar-denominated, investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.
The S&P 500 Index, mentioned on page 30, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FIIGX	24611D482
Institutional Class	FIIJX	24611D474
Class R6	FIIKX	24611D466

Performance summaries
Delaware Limited Duration Bond Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. May 19, 2014)
Excluding sales charge	+3.56%	+1.75%	—	+1.40%
Including sales charge	+0.96%	+1.24%	—	+0.99%
Institutional Class (Est. May 19, 2014)
Excluding sales charge	+3.80%	+2.03%	—	+1.71%
Including sales charge	+3.80%	+2.03%	—	+1.71%
Class R6 (Est. May 19, 2014)
Excluding sales charge	+4.06%	+2.20%	—	+1.89%
Including sales charge	+4.06%	+2.20%	—	+1.89%
Bloomberg Barclays 1-3 Year US Government/Credit Index	+3.73%	+2.09%	—	+1.84%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of
Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 84. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity. The Fund would then lose any price appreciation above the bond’s call price and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Performance summaries
Delaware Limited Duration Bond Fund
The market values of bonds and other debt securities are affected by changes in interest rates. In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Generally, the longer the maturity and duration of a debt security, the greater its sensitivity to interest rates. The yields received by the Fund on its investments will generally decline as interest rates decline.
An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment
strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.74%, 0.51%, and 0.36% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.10%	0.85%	0.82%
Net expenses (including fee waivers, if any)	0.74%	0.51%	0.36%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment1
Institutional Class and Class A shares
Average annual total returns May 19, 2014 (Fund’s inception) through September 30, 2020
For period beginning May 19, 2014 through September 30, 2020	Starting value	Ending value
Bloomberg Barclays 1-3 Year US Government/Credit Index	$10,000	$11,231
Delaware Limited Duration Bond Fund — Institutional Class shares	$10,000	$11,143
Delaware Limited Duration Bond Fund — Class A shares	$9,750	$10,649
1The returns shown for periods on or prior to October 4, 2019 reflect the performance, expenses, and sales charges of the First Investors predecessor fund. The First Investors predecessor fund was reorganized into the Fund after the close of business on
October 4, 2019. The returns shown for periods after
October 4, 2019 reflect the performance, expenses, and sales charges of the Fund. The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 2.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 1-3 Year US Government/Credit Index as of May 19, 2014.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on May 19, 2014, and includes the reinvestment of all distributions.
The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 84. Please note additional details on pages 83 through 85.
The Bloomberg Barclays 1-3 Year US Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FLDKX	24611D458
Institutional Class	FLDLX	24611D441
Class R6	FLDMX	24611D433

Performance summaries
Delaware Strategic Income II Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. April 3, 2013)
Excluding sales charge	+4.89%	+3.75%	—	+2.65%
Including sales charge	+0.68%	+2.90%	—	+2.08%
Institutional Class (Est. April 3, 2013)
Excluding sales charge	+5.06%	+4.11%	—	+2.99%
Including sales charge	+5.06%	+4.11%	—	+2.99%
Bloomberg Barclays US Aggregate Index	+6.98%	+4.18%	—	+3.45%
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 87. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.11% and 0.86% of the Fund’s average daily net assets for Class A shares and Institutional Class shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class
Total annual operating expenses (without fee waivers)	1.11%	0.86%
Net expenses (including fee waivers, if any)	1.11%	0.86%
Type of waiver	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Strategic Income II Fund
Performance of a $10,000 investment1
Institutional Class and Class A shares
Average annual total returns from April 3, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 3, 2013 through September 30, 2020	Starting value	Ending value
Bloomberg Barclays US Aggregate Index	$10,000	$12,893
Delaware Strategic Income II Fund — Institutional Class shares	$10,000	$12,473
Delaware Strategic Income II Fund — Class A shares	$9,600	$11,670
1The returns shown for periods on or prior to October 4, 2019 reflect the performance, expenses, and sales charges of the First Investors predecessor fund. The First Investors predecessor fund was reorganized into the Fund after the close of business on
October 4, 2019. The returns shown for periods after
October 4, 2019 reflect the performance, expenses, and sales charges of the Fund. The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on April 3, 2013, and includes the effect of a 4.00% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of April 3, 2013.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on April 3, 2013, and includes the reinvestment of all distributions.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 87. Please note additional details on pages 86 through 88.
The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade US bond market.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FSIFX	24611D425
Institutional Class	FSIHX	24611D417

Performance summaries
Delaware Covered Call Strategy Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	3 year	Lifetime
Class A (Est. April 1, 2016)
Excluding sales charge	-5.75%	+0.54%	+3.22%
Including sales charge	-11.17%	-1.42%	+1.87%
Institutional Class (Est. April 1, 2016)
Excluding sales charge	-5.54%	+0.80%	+3.52%
Including sales charge	-5.54%	+0.80%	+3.52%
Class R6 (Est. April 1, 2016)
Excluding sales charge	-5.30%	+0.97%	+3.70%
Including sales charge	-5.30%	+0.97%	+3.70%
CBOE S&P 500 BuyWrite Index	-5.66%	+0.79%	+4.41%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 90. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor's long position in the asset is the "cover" because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.
An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
Investing in American depositary receipts may have some limitations for investors such as the absence of voting rights.
Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.
The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.
Writing call options involves risks.
There is no guarantee that dividend-paying stocks will continue to pay dividends.
By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above

Performance summaries
Delaware Covered Call Strategy Fund
the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind or value.
Writing call options may significantly reduce or eliminate the amount of Fund dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that may: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.31%, 1.09%, and 1.09% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.33%	1.08%	1.04%
Net expenses (including fee waivers, if any)	1.31%	1.08%	0.88%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment1
Institutional Class and Class A shares
Average annual total returns from April 1, 2016 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2016 through September 30, 2020	Starting value	Ending value
S&P 500 Index	$10,000	$17,864
CBOE S&P 500 BuyWrite Index	$10,000	$12,143
Delaware Covered Call Strategy Fund — Institutional Class shares	$10,000	$11,682
Delaware Covered Call Strategy Fund — Class A shares	$9,425	$10,868
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on April 1, 2016, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 90. Please note additional details on pages 89 through 92.
The graph also assumes $10,000 invested in the CBOE S&P 500 BuyWrite Index as of April 1, 2016. The CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S& P 500 Index call options.
The S&P 500 Index, mentioned on page 29, measures the performance of the 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.
The Bloomberg Barclays US Aggregate Index, mentioned on page 29, is a broad composite that tracks the investment grade domestic bond market.
The S&P 500 Growth Index, mentioned on page 29, measures the performance of growth stocks in the S&P 500 Index.
The S&P 500 Value Index, mentioned on page 29, measures the performance of value stocks in the S&P 500 Index.
Gross domestic product, mentioned on page 29, is a measure of all goods and services produced by a nation in a year.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries
Delaware Covered Call Strategy Fund
	Nasdaq symbols	CUSIPs
Class A	FRCCX	24611D102
Institutional Class	FRCDX	24611D201
Class R6	FRCEX	24611D300

Performance summaries
Delaware Hedged U.S. Equity Opportunities Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	3 year	Lifetime
Class A (Est. August 1, 2016)
Excluding sales charge	+10.91%	+9.08%	+8.38%
Including sales charge	+4.57%	+6.94%	+6.85%
Institutional Class (Est. August 1, 2016)
Excluding sales charge	+11.28%	+9.42%	+8.72%
Including sales charge	+11.28%	+9.42%	+8.72%
Class R6 (Est. August 1, 2016)
Excluding sales charge	+11.41%	+9.58%	+8.86%
Including sales charge	+11.41%	+9.58%	+8.86%
Russell 3000 Index (primary benchmark)	+15.01%	+11.65%	+12.91%*
70% Russell 3000 / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	+12.04%	+9.19%	+9.79%*
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	+1.10%	+1.69%	+1.39%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of
Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 94. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
Hedging seeks to limit downside risks, but it also will limit the Fund’s return potential. This will especially be true during periods of rapid or large market gains. Hedging activities involve fees and expenses, which can further reduce the Fund’s returns. If the Fund uses a hedging instrument at the wrong time or judges market conditions

Performance summaries
Delaware Hedged U.S. Equity Opportunities Fund
incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, and/or create a loss.
An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.
The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.
Futures and options involve risks, such as possible default by a counterparty, potential losses if markets do not move as expected, and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and expose it to significant additional costs. Derivatives may be difficult to sell, unwind or value.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.64%, 1.30%, and 1.30% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.90%	1.65%	1.55%
Net expenses (including fee waivers, if any)	1.64%	1.30%	1.20%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment1
Institutional Class and Class A shares
Average annual total returns August 1, 2016 (Fund’s inception) through September 30, 2020
For period beginning August 1, 2016 through September 30, 2020	Starting value	Ending value
Russell 3000 Index (primary benchmark)	$10,000	$16,588
70% Russell 3000 / 30% ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	$10,000	$14,759
Delaware Hedged U.S. Equity Opportunities Fund — Institutional Class shares	$10,000	$14,164
Delaware Hedged U.S. Equity Opportunities Fund — Class A shares	$9,425	$13,176
ICE BofA US 3-Month Treasury Bill Index (secondary benchmark)	$10,000	$10,592
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 1, 2016, and includes the effect of a 5.75%
front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 94. Please note additional details on pages 93 through 95.
The graph also assumes $10,000 invested in the Russell 3000 Index, 70% Russell 3000 Index/30% ICE BofA US 3-Month Treasur Bill Index, and the ICE BofA US 3-Month Treasury Bill Index as of August 1, 2016.
The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market.
The ICE BofA 3-Month US Treasury Bill Index tracks the performance of US Treasury bills with a maturity of three months. The index comprises a single Treasury issue purchased at the beginning of the month, which is then sold at the end of the month and rolled into a newly selected issue that matures closest to, but not beyond, three months from the transaction date (known as the rebalancing date).
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FHEJX	24611D847
Institutional Class	FHEKX	24611D839
Class R6	FHELX	24611D821

Performance summaries
Delaware Premium Income Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. April 2, 2018)
Excluding sales charge	-4.24%	—	—	+0.39%
Including sales charge	-9.76%	—	—	-1.96%
Institutional Class (Est. April 2, 2018)
Excluding sales charge	-4.05%	—	—	+0.66%
Including sales charge	-4.05%	—	—	+0.66%
Class R6 (Est. April 2, 2018)
Excluding sales charge	-3.95%	—	—	+0.82%
Including sales charge	-3.95%	—	—	+0.82%
CBOE S&P 500 BuyWrite Index	-5.66%	—	—	+0.48%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 97. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee. A covered call is a transaction in which the investor selling call options owns the equivalent amount of the underlying security. Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a security at a specified price within a specific time period. The investor's long position in the asset is the "cover" because it means the seller can deliver the shares if the buyer of the call option chooses to exercise.
Writing call options involves risks. By writing covered call options, the Fund will lose money if the exercise price of an option is below the market price of the asset on which an option was written and the premium received by the Fund for writing the option is insufficient to make up for that loss. The Fund will also give up the opportunity to benefit from potential increases in the value of a Fund asset above the option’s exercise price. Nevertheless, the Fund will continue to bear the risk of declines in the value of the covered assets. Derivatives may be difficult to sell, unwind or value.
There is no guarantee that dividend-paying stocks will continue to pay dividends. Writing call options may significantly reduce or eliminate the amount of dividends that generally are taxable to non-corporate shareholders at a lower rate.
Covered call options also are subject to federal tax rules that: (1) limit the allowance of certain losses or deductions; (2) convert long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert ordinary losses or deductions to capital losses, the deductibility of which are more limited; and/or (4) cause the recognition of income or gains without a corresponding receipt of cash.
Writing call options may significantly reduce or eliminate the amount of Fund dividends that qualify to be taxed to non-corporate shareholders at a lower rate. Covered calls also are subject to federal tax rules that may: (1) limit the allowance of certain losses or deductions by the Fund; (2) convert the Fund’s long-term capital gains into higher taxed short-term capital gains or ordinary income; (3) convert the Fund’s ordinary losses or deductions to capital losses, the deductibility of which is more limited; and/or (4) cause the Fund to recognize income or gains without a corresponding receipt of cash.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.30%, 1.05%, and 1.05% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.42%	1.17%	1.11%
Net expenses (including fee waivers, if any)	1.30%	1.05%	0.90%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance summaries
Delaware Premium Income Fund
Performance of a $10,000 investment1
Institutional Class and Class A shares
Average annual total returns from April 2, 2018 (Fund’s inception) through September 30, 2020
For period beginning April 2, 2018 through September 30, 2020	Starting value	Ending value
Delaware Premium Income Fund — Institutional Class shares	$10,000	$10,165
CBOE S&P 500 BuyWrite Index	$10,000	$10,120
Delaware Premium Income Fund — Class A shares	$9,425	$9,518
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on April 2, 2018, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 97. Please note additional details on pages 96 through 98.
The graph also assumes $10,000 invested in the CBOE S&P 500 BuyWrite Index as of April 2, 2018. The CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using
S&P 500 Index call options.
The S&P 500 Index, mentioned on page 34, measures the performance of the 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.
The S&P 500 Growth Index, mentioned on page 34, measures the performance of growth stocks in the S&P 500 Index.
The S&P 500 Value Index, mentioned on page 34, measures the performance of value stocks in the S&P 500 Index.
The Bloomberg Barclays US Aggregate Index, mentioned on page 34, is a broad composite that tracks the investment grade domestic bond market.
Gross domestic product, mentioned on page 34, is a measure of all goods and services produced by a nation in a year.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FPIKX	24611D748
Institutional Class	FPILX	24611D730
Class R6	FPIMX	24611D722

Performance summaries
Delaware Total Return Fund
September 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through September 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. April 24, 1990)
Excluding sales charge	-4.48%	+4.26%	+6.38%	—
Including sales charge	-9.97%	+3.04%	+5.75%	—
Institutional Class (Est. April 1, 2013)
Excluding sales charge	-4.29%	+4.60%	—	+4.89%
Including sales charge	-4.29%	+4.60%	—	+4.89%
Class R6 (Est. April 1, 2013)
Excluding sales charge	-4.17%	+4.70%	—	+4.99%
Including sales charge	-4.17%	+4.70%	—	+4.99%
S&P 500 Index (primary benchmark)	+15.15%	+14.15%	+13.74%	+12.98%*
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index (secondary benchmark)	+13.49%	+10.56%	+9.94%	+9.45%*
Bloomberg Barclays US Aggregate Index (secondary benchmark)	+6.98%	+4.18%	+3.64%	+3.45%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of
Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 100. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service
(12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.
The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.
High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance summaries
Delaware Total Return Fund
REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.
An exchange-traded fund (ETF) is a security that represents all the stocks on a given exchange. ETF shares can be bought, sold, short-sold, traded on margin, and generally function as if they were stocks.
Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.
“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.
The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.
Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal. Each Fund has a different level of risk.
IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment
strategy performance.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.15%, 0.91%, and 0.79% of the Fund’s average daily net assets for Class A shares, Institutional Class shares, and Class R6 shares, respectively, from October 4, 2019 to September 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.12%	0.87%	0.86%
Net expenses (including fee waivers, if any)	1.12%	0.87%	0.79%
Type of waiver	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Performance of a $10,000 investment1
Class A shares
Average annual total returns from September 30, 2010 through September 30, 2020
For period beginning September 30, 2010 through September 30, 2020	Starting value	Ending value
S&P 500 Index (primary benchmark)	$10,000	$36,245
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index (secondary benchmark)	$10,000	$25,804
Delaware Total Return Fund — Class A shares	$9,425	$17,491
Bloomberg Barclays US Aggregate Index (secondary benchmark)	$10,000	$14,291
Institutional Class shares
Average annual total returns from April 1, 2013 (Fund’s inception) through September 30, 2020
For period beginning April 1, 2013 through September 30, 2020	Starting value	Ending value
S&P 500 Index (primary benchmark)	$10,000	$24,977
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index (secondary benchmark)	$10,000	$19,690
Delaware Total Return Fund — Institutional Class shares	$10,000	$14,305
Bloomberg Barclays US Aggregate Index (secondary benchmark)	$10,000	$12,899
1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on September 30, 2010, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the S&P 500 Index (the Fund’s primary benchmark), 60% S&P 500 Index / 40% Bloomberg Barclays US
Aggregate Index (the Fund’s secondary benchmark), and the Bloomberg Barclays Aggregate Index (the Fund’s secondary benchmark) as of September 30, 2010.
The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares

Performance summaries
Delaware Total Return Fund
of the Fund on April 1, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the S&P 500 Index (the Fund’s primary benchmark), 60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Index (the Fund’s secondary benchmark), and the Bloomberg Barclays Aggregate Index (the Fund’s secondary benchmark) as of April 1, 2013.
The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 100. Please note additional details on pages 99 through 102.
The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.
The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FITRX	24611D649
Institutional Class	FITUX	24611D631
Class R6	FITVX	24611D623

Disclosure of Fund expenses
For the six-month period from April 1, 2020 to September 30, 2020 (Unaudited)
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2020 to September 30, 2020.
Actual expenses
The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.
Delaware Equity Income Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,180.80	1.16%	$6.32
Institutional Class	1,000.00	1,181.40	0.86%	4.69
Class R6	1,000.00	1,183.10	0.82%	4.48
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.16%	$5.86
Institutional Class	1,000.00	1,020.70	0.86%	4.34
Class R6	1,000.00	1,020.90	0.82%	4.14

Disclosure of Fund expenses
Delaware Growth and Income Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,178.40	1.11%	$6.05
Institutional Class	1,000.00	1,180.60	0.85%	4.63
Class R6	1,000.00	1,181.50	0.76%	4.14
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.45	1.11%	$5.60
Institutional Class	1,000.00	1,020.75	0.85%	4.29
Class R6	1,000.00	1,021.20	0.76%	3.84
Delaware Growth Equity Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,352.10	1.12%	$6.59
Institutional Class	1,000.00	1,354.30	0.85%	5.00
Class R6	1,000.00	1,354.70	0.78%	4.59
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.12%	$5.65
Institutional Class	1,000.00	1,020.75	0.85%	4.29
Class R6	1,000.00	1,021.10	0.78%	3.94

Delaware Opportunity Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,253.20	1.20%	$6.76
Institutional Class	1,000.00	1,255.50	0.92%	5.19
Class R6	1,000.00	1,256.00	0.79%	4.46
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.20%	$6.06
Institutional Class	1,000.00	1,020.40	0.92%	4.65
Class R6	1,000.00	1,021.05	0.79%	3.99
Delaware Special Situations Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,178.80	1.27%	$6.92
Institutional Class	1,000.00	1,180.40	1.06%	5.78
Class R6	1,000.00	1,181.50	0.87%	4.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.65	1.27%	$6.41
Institutional Class	1,000.00	1,019.70	1.06%	5.35
Class R6	1,000.00	1,020.65	0.87%	4.39

Disclosure of Fund expenses
Delaware Global Equity Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,166.10	1.40%	$7.58
Institutional Class	1,000.00	1,167.50	1.08%	5.85
Class R6	1,000.00	1,169.20	1.03%	5.59
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.40%	$7.06
Institutional Class	1,000.00	1,019.60	1.08%	5.45
Class R6	1,000.00	1,019.85	1.03%	5.20
Delaware International Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,165.70	1.41%	$7.63
Institutional Class	1,000.00	1,167.10	1.17%	6.34
Class R6	1,000.00	1,167.10	1.09%	5.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.95	1.41%	$7.11
Institutional Class	1,000.00	1,019.15	1.17%	5.91
Class R6	1,000.00	1,019.55	1.09%	5.50

Delaware Floating Rate II Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,108.60	1.05%	$5.54
Institutional Class	1,000.00	1,109.70	0.90%	4.75
Class R6	1,000.00	1,109.00	0.76%	4.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.75	1.05%	$5.30
Institutional Class	1,000.00	1,020.50	0.90%	4.55
Class R6	1,000.00	1,021.20	0.76%	3.84
Delaware Fund for Income
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,144.20	1.14%	$6.11
Institutional Class	1,000.00	1,146.70	0.85%	4.56
Class R6	1,000.00	1,145.70	0.86%	4.61
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.14%	$5.76
Institutional Class	1,000.00	1,020.75	0.85%	4.29
Class R6	1,000.00	1,020.70	0.86%	4.34

Disclosure of Fund expenses
Delaware Government Cash Management Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,000.20	0.06%	$0.30
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,024.70	0.06%	$0.30
Delaware International Opportunities Bond Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,065.40	1.37%	$7.07
Institutional Class	1,000.00	1,067.40	1.08%	5.58
Class R6	1,000.00	1,068.90	1.00%	5.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.37%	$6.91
Institutional Class	1,000.00	1,019.60	1.08%	5.45
Class R6	1,000.00	1,020.00	1.00%	5.05

Delaware Investment Grade Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,135.20	1.00%	$5.34
Institutional Class	1,000.00	1,137.30	0.78%	4.17
Class R6	1,000.00	1,136.80	0.71%	3.79
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.00	1.00%	$5.05
Institutional Class	1,000.00	1,021.10	0.78%	3.94
Class R6	1,000.00	1,021.45	0.71%	3.59
Delaware Limited Duration Bond Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,036.30	0.74%	$3.77
Institutional Class	1,000.00	1,037.40	0.51%	2.60
Class R6	1,000.00	1,038.10	0.35%	1.78
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.30	0.74%	$3.74
Institutional Class	1,000.00	1,022.45	0.51%	2.58
Class R6	1,000.00	1,023.25	0.35%	1.77

Disclosure of Fund expenses
Delaware Strategic Income II Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,169.00	1.16%	$6.29
Institutional Class	1,000.00	1,169.30	0.91%	4.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.16%	$5.86
Institutional Class	1,000.00	1,020.45	0.91%	4.60
Delaware Covered Call Strategy Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,190.80	1.31%	$7.17
Institutional Class	1,000.00	1,191.40	1.10%	6.03
Class R6	1,000.00	1,193.80	0.89%	4.88
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.31%	$6.61
Institutional Class	1,000.00	1,019.50	1.10%	5.55
Class R6	1,000.00	1,020.55	0.89%	4.50

Delaware Hedged U.S. Equity Opportunities Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,227.30	1.65%	$9.19
Institutional Class	1,000.00	1,228.10	1.31%	7.30
Class R6	1,000.00	1,230.50	1.22%	6.80
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.75	1.65%	$8.32
Institutional Class	1,000.00	1,018.45	1.31%	6.61
Class R6	1,000.00	1,018.90	1.22%	6.16
Delaware Premium Income Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,153.20	1.30%	$7.00
Institutional Class	1,000.00	1,155.70	1.05%	5.66
Class R6	1,000.00	1,155.90	0.90%	4.85
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.50	1.30%	$6.56
Institutional Class	1,000.00	1,019.75	1.05%	5.30
Class R6	1,000.00	1,020.50	0.90%	4.55

Disclosure of Fund expenses
Delaware Total Return Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratio	Expenses Paid During Period 4/1/20 to 9/30/20*
Actual Fund return†
Class A	$1,000.00	$1,153.80	1.15%	$6.19
Institutional Class	1,000.00	1,154.40	0.90%	4.85
Class R6	1,000.00	1,155.40	0.80%	4.31
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Institutional Class	1,000.00	1,020.50	0.90%	4.55
Class R6	1,000.00	1,021.00	0.80%	4.04
*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Fund's expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it may invest, including exchange-traded funds. The tables above do not reflect the expenses of the Underlying Funds.

Security type / sector allocations and top 10
equity holdings
Delaware Equity Income Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock	98.73%
Communication Services	12.16%
Consumer Discretionary	6.19%
Consumer Staples	9.33%
Energy	2.61%
Financials	15.02%
Healthcare	18.28%
Industrials	8.70%
Information Technology	18.03%
Materials	3.09%
Real Estate	2.60%
Utilities	2.72%
Short-Term Investments	1.02%
Total Value of Securities	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Lowe's	3.18%
Johnson & Johnson	3.18%
Cognizant Technology Solutions Class A	3.16%
Allstate	3.15%
Mondelez International Class A	3.14%
Caterpillar	3.13%
Comcast Class A	3.13%
Pfizer	3.13%
Merck & Co.	3.12%
Broadcom	3.10%

Security type / sector allocations and top 10
equity holdings
Delaware Growth and Income Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock	98.69%
Communication Services	11.90%
Consumer Discretionary	6.06%
Consumer Staples	9.29%
Energy	2.55%
Financials	15.04%
Healthcare	18.54%
Industrials	9.07%
Information Technology	17.68%
Materials	3.09%
Real Estate	2.68%
Utilities	2.79%
Short-Term Investments	0.89%
Total Value of Securities	99.58%
Receivables and Other Assets Net of Liabilities	0.42%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Merck & Co.	3.28%
Mondelez International Class A	3.25%
Comcast Class A	3.20%
Oracle	3.16%
Verizon Communications	3.13%
CVS Health	3.13%
Truist Financial	3.13%
Johnson & Johnson	3.12%
Cognizant Technology Solutions Class A	3.11%
DuPont de Nemours	3.09%

Security type / sector allocations and top 10
equity holdings
Delaware Growth Equity Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock♦	98.87%
Communication Services	6.70%
Consumer Discretionary	17.23%
Consumer Staples	5.33%
Energy	0.57%
Financials	5.96%
Healthcare	16.22%
Industrials	9.02%
Information Technology*	37.84%
Short-Term Investments	1.33%
Total Value of Securities	100.20%
Liabilities Net of Receivables and Other Assets	(0.20%)
Total Net Assets	100.00%
♦Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of commercial services, computers, office/business equipment, semiconductors, and software. As of September 30, 2020, such amounts, as a percentage of total net assets were 4.63%, 11.72%, 2.83%, 3.46%, and 15.20%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Apple	5.84%
Microsoft	4.73%
PayPal Holdings	4.63%
Amazon.com	4.56%
Cadence Design Systems	4.30%
Adobe	3.86%
Facebook Class A	3.51%
NVIDIA	3.46%
EPAM Systems	3.32%
Alphabet Class A	3.19%

Security type / sector allocations and top 10
equity holdings
Delaware Opportunity Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock	99.04%
Basic Industry	8.69%
Business Services	1.40%
Capital Spending	10.35%
Consumer Cyclical	5.67%
Consumer Services	9.55%
Consumer Staples	3.75%
Energy	3.30%
Financial Services	17.09%
Healthcare	6.10%
Real Estate Investment Trusts	8.96%
Technology	13.02%
Transportation	3.22%
Utilities	7.94%
Short-Term Investments	0.48%
Total Value of Securities	99.52%
Receivables and Other Assets Net of Liabilities	0.48%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Synopsys	2.78%
Teradyne	2.04%
Raymond James Financial	1.93%
DR Horton	1.89%
Quanta Services	1.84%
Berry Global Group	1.82%
Huntsman	1.81%
Stanley Black & Decker	1.79%
ITT	1.77%
East West Bancorp	1.76%

Security type / sector allocations and top 10
equity holdings
Delaware Special Situations Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock	99.35%
Basic Industry	7.61%
Business Services	1.67%
Capital Spending	9.09%
Consumer Cyclical	4.91%
Consumer Services	10.56%
Consumer Staples	4.12%
Energy	3.01%
Financial Services	24.57%
Healthcare	4.05%
Real Estate Investment Trusts	9.32%
Technology	12.18%
Transportation	3.59%
Utilities	4.67%
Short-Term Investments	0.72%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
East West Bancorp	2.50%
Berry Global Group	2.17%
ITT	2.01%
MasTec	2.00%
Stifel Financial	1.94%
Louisiana-Pacific	1.83%
Meritage Homes	1.68%
Teradyne	1.66%
Altra Industrial Motion	1.50%
Webster Financial	1.49%

Security type / country and sector allocations
Delaware Global Equity Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / country	Percentage of net assets
Common Stock by Country	99.59%
Denmark	4.59%
France	15.14%
Germany	6.68%
Ireland	1.05%
Japan	12.68%
Netherlands	4.71%
Sweden	4.89%
Switzerland	11.72%
United Kingdom	7.65%
United States	30.48%
Exchange-Traded Fund	0.10%
Total Value of Securities	99.69%
Receivables and Other Assets Net of Liabilities	0.31%
Total Net Assets	100.00%
Common stock by sector♦	Percentage of net assets
Communication Services	4.60%
Consumer Discretionary	12.78%
Consumer Staples*	47.78%
Healthcare	19.50%
Industrials	10.51%
Materials	4.42%
Total	99.59%
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Consumer Staples and Food sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of beverages, cosmetics/personal care, food, household products/wares, and retail. As of September 30, 2020, such amounts, as a percentage of total net assets were 5.35%, 0.88%, 34.14%, 6.10%, and 1.31%, respectively. The Food sector consisted of Food-Confectionery, Food-Dairy Products, Food-Meat Products, Food-Misc/Diversified, Food-Retail. As of September 30, 2020, such amounts, as a percentage of total net assets were 1.37%, 4.24%, 2.09%, 18.84%, and 7.60%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples and Food sector for financial reporting purposes may exceed 25%.

Security type / country and sector allocations
Delaware International Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / country	Percentage of net assets
Common Stock by Country	98.74%
Denmark	6.89%
France	21.10%
Germany	9.72%
Ireland	1.54%
Japan	18.77%
Netherlands	5.45%
Sweden	6.89%
Switzerland	17.03%
United Kingdom	11.35%
Exchange-Traded Funds	1.08%
Total Value of Securities	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%
Common stock by sector♦	Percentage of net assets
Communication Services	10.02%
Consumer Discretionary	14.08%
Consumer Staples*	35.60%
Healthcare	19.64%
Industrials	12.86%
Materials	6.54%
Total	98.74%
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of beverages, cosmetics/personal care, food, and retail. As of September 30, 2020, such amounts, as a percentage of total net assets were 8.79%, 1.68%, 23.17%, and 1.96%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

Security type / sector allocations
Delaware Floating Rate II Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Convertible Bond	0.31%
Corporate Bonds	5.78%
Banking	0.34%
Capital Goods	0.57%
Communications	0.74%
Consumer Cyclical	0.92%
Financial Services	0.34%
Healthcare	0.84%
Insurance	0.33%
Media	0.21%
Technology	0.68%
Transportation	0.81%
Loan Agreements	94.64%
Short-Term Investments	0.79%
Total Value of Securities	101.52%
Liabilities Net of Receivables and Other Assets	(1.52%)
Total Net Assets	100.00%

Security type / sector allocations
Delaware Fund for Income
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Convertible Bond	0.13%
Corporate Bonds	88.48%
Banking	2.97%
Basic Industry	9.78%
Capital Goods	6.55%
Communications	11.31%
Consumer Cyclical	6.73%
Consumer Non-Cyclical	4.06%
Energy	11.50%
Financial Services	2.91%
Healthcare	7.14%
Insurance	2.14%
Media	6.53%
Real Estate	1.92%
Services	5.18%
Technology & Electronics	4.70%
Transportation	2.48%
Utilities	2.58%
Loan Agreements	8.24%
Short-Term Investments	2.45%
Total Value of Securities	99.30%
Receivables and Other Assets Net of Liabilities	0.70%
Total Net Assets	100.00%

Security type / sector allocations
Delaware Government Cash Management Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Short-Term Investments	97.77%
Total Value of Securities	97.77%
Receivables and Other Assets Net of Liabilities	2.23%
Total Net Assets	100.00%

Security type / country and sector allocations
Delaware International Opportunities Bond Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Corporate Bonds	8.79%
Banking	7.78%
Electric	1.01%
Sovereign Bonds	69.84%
Australia	4.21%
Austria	1.20%
Belgium	2.33%
Canada	1.23%
Denmark	0.71%
Finland	0.34%
France	7.54%
Germany	4.22%
Ireland	0.38%
Italy	7.07%
Japan	13.87%
Mexico	3.06%
Netherlands	2.04%
New Zealand	3.84%
Poland	2.12%
Portugal	0.76%
Spain	5.18%
United Kingdom	9.74%
Supranational Banks	7.08%
Regional Bonds	12.67%
US Treasury Obligation	0.28%
Short-Term Investments	0.26%
Total Value of Securities	98.92%
Receivables and Other Assets Net of Liabilities	1.08%
Total Net Assets	100.00%

Security type / sector allocations
Delaware Investment Grade Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Convertible Bonds	0.79%
Corporate Bonds	97.17%
Banking	18.60%
Basic Industry	4.59%
Brokerage	1.42%
Capital Goods	2.93%
Communications	15.94%
Consumer Cyclical	3.43%
Consumer Non-Cyclical	7.98%
Electric	10.41%
Energy	12.52%
Finance Companies	4.21%
Insurance	2.38%
Natural Gas	0.30%
Real Estate Investment Trusts	0.82%
Technology	9.47%
Transportation	1.27%
Utilities	0.90%
Loan Agreements	0.30%
Preferred Stock	0.70%
Short-Term Investments	1.11%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

Security type / sector allocations
Delaware Limited Duration Bond Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Agency Commercial Mortgage-Backed Security	1.77%
Agency Mortgage-Backed Securities	11.29%
Collateralized Debt Obligations	2.07%
Corporate Bonds	44.26%
Banking	16.54%
Basic Industry	3.02%
Brokerage	0.22%
Capital Goods	3.21%
Communications	2.78%
Consumer Cyclical	2.17%
Consumer Non-Cyclical	3.35%
Electric	4.83%
Energy	2.95%
Finance Companies	3.06%
Insurance	0.28%
Natural Gas	0.09%
Technology	1.18%
Transportation	0.58%
Non-Agency Asset-Backed Securities	20.53%
US Treasury Obligations	19.70%
Short-Term Investments	0.48%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

Security type / sector allocations
Delaware Strategic Income II Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	8.95%
Agency Commercial Mortgage-Backed Security	1.05%
Collateralized Debt Obligations	2.10%
Convertible Bonds	1.72%
Corporate Bonds	55.65%
Banking	8.78%
Basic Industry	9.64%
Brokerage	1.42%
Capital Goods	3.07%
Communications	4.90%
Consumer Cyclical	5.71%
Consumer Non-Cyclical	2.81%
Energy	7.33%
Finance Companies	0.55%
Insurance	2.70%
Natural Gas	0.09%
Real Estate	1.05%
Technology	1.47%
Transportation	3.04%
Utilities	3.09%
Non-Agency Collateralized Mortgage Obligations	11.26%
Non-Agency Commercial Mortgage-Backed Securities	5.65%
Loan Agreements	4.55%
Security type / sector	Percentage of net assets
Sovereign Bonds	5.67%
Brazil	0.54%
Egypt	1.12%
El Salvador	0.51%
Honduras	0.49%
Ivory Coast	0.54%
Mongolia	0.67%
Paraguay	0.58%
Senegal	0.54%
Uzbekistan	0.68%
Supranational Bank	0.64%
Preferred Stock	0.32%
Short-Term Investments	3.64%
Total Value of Securities	101.20%
Liabilities Net of Receivables and Other Assets	(1.20%)
Total Net Assets	100.00%

Security type / sector allocations and top 10
equity holdings
Delaware Covered Call Strategy Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock♦	102.04%
Communication Services	11.16%
Consumer Discretionary	10.53%
Consumer Staples	9.16%
Energy	2.79%
Financials	8.03%
Healthcare	11.08%
Industrials	8.76%
Information Technology*	35.93%
Materials	2.12%
Utilities	2.48%
Short-Term Investments	1.59%
Total Value of Securities Before Options Written	103.63%
Options Written	(3.44%)
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%
♦Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of computers, diversified financial services, semiconductors, software, and telecommunications. As of September 30, 2020, such amounts, as a percentage of total net assets were 8.79%, 6.95%, 8.79%, 8.43% and 2.97%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Apple	8.79%
Microsoft	8.43%
Home Depot	6.24%
BlackRock	4.52%
Broadcom	4.47%
Facebook Class A	4.41%
Costco Wholesale	4.40%
Medtronic	4.38%
Texas Instruments	4.33%
Mastercard Class A	4.32%

Security type / sector allocations and top 10
equity holdings
Delaware Hedged U.S. Equity Opportunities Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock	95.76%
Communication Services	6.35%
Consumer Discretionary	14.92%
Consumer Staples	7.77%
Energy	0.48%
Financials	9.50%
Healthcare	15.34%
Industrials	12.38%
Information Technology	20.72%
Materials	3.18%
Real Estate	3.47%
Utilities	1.65%
Exchange-Traded Fund	0.05%
Options Purchased	1.18%
Short-Term Investments	2.33%
Total Value of Securities Before Options Written	99.32%
Options Written	(0.58%)
Receivables and Other Assets Net of Liabilities	1.26%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Apple	3.34%
Amazon.com	2.28%
McDonald's	2.05%
Microsoft	1.96%
TJX	1.87%
Johnson & Johnson	1.27%
NIKE Class B	1.23%
NVIDIA	1.22%
Medtronic	1.16%
Coca-Cola	1.12%

Security type / sector allocations and top 10
equity holdings
Delaware Premium Income Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Common Stock♦	117.34%
Communication Services	10.06%
Consumer Discretionary	13.09%
Consumer Staples	8.96%
Energy	5.23%
Financials	15.51%
Healthcare	13.95%
Industrials	13.36%
Information Technology*	29.84%
Materials	4.11%
Utilities	3.23%
Short-Term Investments	0.21%
Total Value of Securities Before Options Written	117.55%
Options Written	(19.06%)
Receivables and Other Assets Net of Liabilities	1.51%
Total Net Assets	100.00%
♦Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of commercial services, computers, office/business equipment, semiconductors, and software. As of September 30, 2020, such amounts, as a percentage of total net assets were 4.63%, 11.72%, 2.83%, 3.46%, and 15.20%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Broadcom	7.08%
Whirlpool	5.49%
Lockheed Martin	5.19%
BlackRock	5.00%
Amgen	4.86%
Cisco Systems	4.76%
Corning	4.74%
Philip Morris International	4.71%
Verizon Communications	4.69%
Home Depot	4.54%

Security type / sector allocations and top 10
equity holdings
Delaware Total Return Fund
As of September 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.
Security type / sector	Percentage of net assets
Agency Mortgage-Backed Securities	0.60%
Collateralized Debt Obligations	0.18%
Convertible Bonds	9.62%
Corporate Bonds	16.00%
Banking	0.86%
Basic Industry	1.37%
Brokerage	0.05%
Capital Goods	1.07%
Communications	1.61%
Consumer Cyclical	1.52%
Consumer Non-Cyclical	1.05%
Energy	1.74%
Financials	0.68%
Healthcare	1.27%
Insurance	0.29%
Media	1.57%
Real Estate Investment Trusts	0.19%
Services	0.97%
Technology	0.45%
Transportation	0.36%
Utilities	0.95%
Municipal Bonds	5.09%
Non-Agency Commercial Mortgage-Backed Securities	0.59%
Loan Agreements	0.14%
Sovereign Bonds	1.46%
Azerbaijan	0.09%
Czechia	0.07%
Dominican Republic	0.05%
Egypt	0.04%
Gabon	0.03%
Georgia	0.06%
Guatemala	0.06%
Honduras	0.04%
Indonesia	0.08%
Israel	0.06%
Ivory Coast	0.02%
Security type / sector	Percentage of net assets
Kenya	0.04%
Mongolia	0.05%
Morocco	0.02%
North Macedonia	0.02%
Panama	0.04%
Paraguay	0.14%
Peru	0.13%
Poland	0.03%
Republic of Vietnam	0.05%
Romania	0.04%
Senegal	0.04%
Serbia	0.06%
Ukraine	0.10%
Uruguay	0.03%
Uzbekistan	0.07%
Supranational Banks	0.13%
US Treasury Obligations	0.54%
Common Stock	51.54%
Communication Services	5.63%
Consumer Discretionary	3.23%
Consumer Staples	5.58%
Energy	1.07%
Financials	6.29%
Healthcare	8.58%
Industrials	4.23%
Information Technology	7.54%
Materials	1.58%
REIT Diversified	0.15%
REIT Healthcare	0.56%
REIT Hotel	0.36%
REIT Industrial	0.63%
REIT Information Technology	0.87%
REIT Mall	0.21%
REIT Manufactured Housing	0.32%
REIT Multifamily	2.13%
REIT Office	0.63%
REIT Self-Storage	0.29%
REIT Shopping Center	0.17%

Security type / sector	Percentage of net assets
REIT Single Tenant	0.14%
REIT Specialty	0.17%
Utilities	1.18%
Convertible Preferred Stock	3.17%
Preferred Stock	0.15%
Exchange-Traded Funds	8.39%
Limited Liability Corporation	1.24%
Short-Term Investments	1.34%
Total Value of Securities	100.18%
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 equity holdings	Percentage of net assets
Caterpillar	1.37%
Verizon Communications	1.37%
Archer-Daniels-Midland	1.37%
Mondelez International Class A	1.35%
Merck & Co.	1.35%
Lowe's	1.34%
Pfizer	1.34%
Broadcom	1.34%
Marsh & McLennan	1.34%
Johnson & Johnson	1.33%

Schedules of investments
Delaware Equity Income Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock — 98.73%
Communication Services — 12.16%
AT&T	306,600	$8,741,166
Comcast Class A	207,388	9,593,769
Verizon Communications	158,600	9,435,114
Walt Disney	76,577	9,501,674
		37,271,723
Consumer Discretionary — 6.19%
Dollar Tree †	100,900	9,216,206
Lowe's	58,800	9,752,568
		18,968,774
Consumer Staples — 9.33%
Archer-Daniels-Midland	204,400	9,502,556
Conagra Brands	264,700	9,452,437
Mondelez International Class A	167,700	9,634,365
		28,589,358
Energy — 2.61%
ConocoPhillips	243,820	8,007,049
		8,007,049
Financials — 15.02%
Allstate	102,700	9,668,178
American International Group	311,500	8,575,595
Bank of New York Mellon	268,000	9,203,120
Marsh & McLennan	82,700	9,485,690
Truist Financial	239,200	9,101,560
		46,034,143
Healthcare — 18.28%
Abbott Laboratories	8,298	903,071
Cardinal Health	180,900	8,493,255
Cigna	50,600	8,572,146
CVS Health	157,000	9,168,800
Johnson & Johnson	65,400	9,736,752
Merck & Co.	115,400	9,572,430
Pfizer	261,200	9,586,040
		56,032,494
Industrials — 8.70%
Caterpillar	64,326	9,594,223
Northrop Grumman	29,200	9,212,308
Raytheon Technologies	136,352	7,845,694
		26,652,225
Information Technology — 18.03%
Broadcom	26,100	9,508,752
Cisco Systems	219,200	8,634,288
	Number of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Cognizant Technology Solutions Class A	139,652	$9,694,642
Intel	178,100	9,222,018
Motorola Solutions	55,690	8,732,749
Oracle	158,900	9,486,330
		55,278,779
Materials — 3.09%
DuPont de Nemours	170,800	9,475,984
		9,475,984
Real Estate — 2.60%
Equity Residential	155,000	7,956,150
		7,956,150
Utilities — 2.72%
Edison International	164,200	8,347,928
		8,347,928
Total Common Stock (cost $307,057,243)		302,614,607

Short-Term Investments — 1.02%
Money Market Mutual Funds — 1.02%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	782,461	782,461
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	782,461	782,461
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	782,461	782,461
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	782,461	782,461
Total Short-Term Investments (cost $3,129,844)		3,129,844
Total Value of Securities—99.75% (cost $310,187,087)		$305,744,451
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Growth and Income Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock — 98.69%
Communication Services — 11.90%
AT&T	992,400	$28,293,324
Comcast Class A	712,480	32,959,325
Verizon Communications	542,900	32,297,121
Walt Disney	234,709	29,122,692
		122,672,462
Consumer Discretionary — 6.06%
Dollar Tree †	341,400	31,183,476
Lowe's	188,300	31,231,438
		62,414,914
Consumer Staples — 9.29%
Archer-Daniels-Midland	673,100	31,292,419
Conagra Brands	867,200	30,967,712
Mondelez International Class A	583,600	33,527,820
		95,787,951
Energy — 2.55%
ConocoPhillips	801,600	26,324,544
		26,324,544
Financials — 15.04%
Allstate	328,400	30,915,576
American International Group	1,090,400	30,018,712
Bank of New York Mellon	874,100	30,016,594
Marsh & McLennan	277,400	31,817,780
Truist Financial	847,000	32,228,350
		154,997,012
Healthcare — 18.54%
Abbott Laboratories	27,312	2,972,365
Cardinal Health	598,900	28,118,355
Cigna	177,000	29,985,570
CVS Health	552,000	32,236,800
Johnson & Johnson	215,800	32,128,304
Merck & Co.	407,900	33,835,305
Pfizer	866,800	31,811,560
		191,088,259
Industrials — 9.07%
Caterpillar	212,114	31,636,803
Northrop Grumman	98,900	31,201,961
Raytheon Technologies	532,401	30,634,353
		93,473,117
Information Technology — 17.68%
Broadcom	85,700	31,222,224
Cisco Systems	734,900	28,947,711
	Number of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Cognizant Technology Solutions Class A	462,385	$32,098,767
Intel	546,300	28,287,414
Motorola Solutions	185,253	29,049,523
Oracle	545,600	32,572,320
		182,177,959
Materials — 3.09%
DuPont de Nemours	573,600	31,823,328
		31,823,328
Real Estate — 2.68%
Equity Residential	537,000	27,564,210
		27,564,210
Utilities — 2.79%
Edison International	565,300	28,739,852
		28,739,852
Total Common Stock (cost $1,030,862,844)		1,017,063,608

Short-Term Investments — 0.89%
Money Market Mutual Funds — 0.89%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	2,309,610	2,309,610
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	2,309,611	2,309,611
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	2,309,610	2,309,610
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	2,309,610	2,309,610
Total Short-Term Investments (cost $9,238,441)		9,238,441
Total Value of Securities—99.58% (cost $1,040,101,285)		$1,026,302,049
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Growth Equity Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock — 98.87%♦
Communication Services — 6.70%
Alphabet Class A †	13,010	$19,067,456
Facebook Class A †	80,200	21,004,380
		40,071,836
Consumer Discretionary — 17.23%
Amazon.com †	8,650	27,236,515
AutoZone †	10,800	12,718,512
Deckers Outdoor †	81,000	17,820,810
Lowe's	93,500	15,507,910
Target	103,691	16,323,037
Tempur Sealy International †	150,000	13,378,500
		102,985,284
Consumer Staples — 5.33%
Procter & Gamble	91,312	12,691,455
TreeHouse Foods †	153,000	6,201,090
Walmart	92,712	12,971,336
		31,863,881
Energy — 0.57%
Chevron	47,300	3,405,600
		3,405,600
Financials — 5.96%
Allstate	140,600	13,236,084
Ameriprise Financial	76,600	11,804,826
JPMorgan Chase & Co.	110,100	10,599,327
		35,640,237
Healthcare — 16.22%
AbbVie	132,000	11,561,880
Bristol Myers Squibb	205,500	12,389,595
Centene †	245,140	14,299,016
Eli Lilly and Co.	115,572	17,106,968
Hologic †	241,000	16,019,270
Horizon Therapeutics †	192,600	14,961,168
Merck & Co.	128,200	10,634,190
		96,972,087
Industrials — 9.02%
Dover	130,700	14,160,038
EMCOR Group	146,900	9,946,599
Parker-Hannifin	79,800	16,146,732
Rockwell Automation	61,900	13,660,092
		53,913,461
Information Technology — 37.84%
Adobe †	47,100	23,099,253
Akamai Technologies †	125,079	13,826,233
Apple	301,608	34,929,222
	Number of shares	Value (US $)
Common Stock♦ (continued)
Information Technology (continued)
Cadence Design Systems †	240,750	$25,671,173
EPAM Systems †	61,393	19,847,129
Fortinet †	129,980	15,312,944
Microsoft	134,550	28,299,901
NVIDIA	38,200	20,674,604
PayPal Holdings †	140,340	27,651,190
Zebra Technologies Class A †	66,977	16,909,013
		226,220,662
Total Common Stock (cost $400,308,452)		591,073,048

Short-Term Investments — 1.33%
Money Market Mutual Funds — 1.33%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	1,995,225	1,995,225
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	1,995,227	1,995,227
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	1,995,228	1,995,228
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	1,995,227	1,995,227
Total Short-Term Investments (cost $7,980,907)		7,980,907
Total Value of Securities—100.20% (cost $408,289,359)		$599,053,955
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Opportunity Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock — 99.04%
Basic Industry — 8.69%
Axalta Coating Systems †	136,600	$3,028,422
Berry Global Group †	227,000	10,968,640
Celanese	59,800	6,425,510
Crown Holdings †	70,800	5,441,688
Graphic Packaging Holding	646,500	9,109,185
Huntsman	492,000	10,927,320
Newmont	102,400	6,497,280
		52,398,045
Business Services — 1.40%
Brink's	108,300	4,450,047
ManpowerGroup	54,600	4,003,818
		8,453,865
Capital Spending — 10.35%
AECOM †	175,300	7,334,552
Allison Transmission Holdings	121,600	4,273,024
AMETEK	30,900	3,071,460
Gates Industrial †	379,500	4,220,040
HD Supply Holdings †	153,800	6,342,712
ITT	180,904	10,682,381
KBR	470,100	10,511,436
Quanta Services	210,400	11,121,744
United Rentals †	27,800	4,851,100
		62,408,449
Consumer Cyclical — 5.67%
BorgWarner	130,000	5,036,200
DR Horton	151,000	11,420,130
Johnson Controls International	169,300	6,915,905
Stanley Black & Decker	66,600	10,802,520
		34,174,755
Consumer Services — 9.55%
AutoZone †	4,000	4,710,560
Cable One	3,150	5,939,105
Darden Restaurants	76,300	7,686,462
Dollar Tree †	69,100	6,311,594
Hasbro	71,300	5,897,936
Marriott International Class A	105,200	9,739,416
PVH	32,600	1,944,264
Ross Stores	49,600	4,628,672
VF	95,400	6,701,850
ViacomCBS Class B	145,000	4,061,450
		57,621,309
	Number of shares	Value (US $)
Common Stock (continued)
Consumer Staples — 3.75%
Campbell Soup	71,800	$3,472,966
Conagra Brands	162,700	5,810,017
Kellogg	86,100	5,561,199
Tyson Foods Class A	71,700	4,264,716
US Foods Holding †	157,900	3,508,538
		22,617,436
Energy — 3.30%
Cabot Oil & Gas	234,700	4,074,392
Hess	214,100	8,763,113
Marathon Oil	923,800	3,778,342
Valero Energy	75,400	3,266,328
		19,882,175
Financial Services — 17.09%
Affiliated Managers Group	56,200	3,842,956
Allstate	92,100	8,670,294
American Financial Group	100,800	6,751,584
Assurant	59,800	7,254,338
Comerica	172,000	6,579,000
East West Bancorp	323,400	10,588,116
First Hawaiian	63,433	917,875
Globe Life	80,000	6,392,000
Hancock Whitney	232,765	4,378,310
Hartford Financial Services Group	201,200	7,416,232
KeyCorp	727,200	8,675,496
Raymond James Financial	159,900	11,634,324
Reinsurance Group of America	71,900	6,844,161
Synchrony Financial	379,700	9,936,749
Synovus Financial	149,156	3,157,633
		103,039,068
Healthcare — 6.10%
AmerisourceBergen	69,300	6,716,556
Quest Diagnostics	73,400	8,403,566
Service Corp. International	118,000	4,977,240
STERIS	39,900	7,029,981
Zimmer Biomet Holdings	71,100	9,679,554
		36,806,897
Real Estate Investment Trusts — 8.96%
Apartment Investment and Management Class A	193,500	6,524,820
Brandywine Realty Trust	494,400	5,112,096
Host Hotels & Resorts	481,500	5,195,385
Kimco Realty	425,300	4,788,878
Life Storage	92,700	9,758,529

	Number of shares	Value (US $)
Common Stock (continued)
Real Estate Investment Trusts (continued)
MGM Growth Properties Class A	232,100	$6,494,158
Outfront Media	306,800	4,463,940
VEREIT	1,125,600	7,316,400
Welltower	79,300	4,368,637
		54,022,843
Technology — 13.02%
Agilent Technologies	93,900	9,478,266
Avnet	185,200	4,785,568
Citrix Systems	19,800	2,726,658
Fiserv †	36,500	3,761,325
Flex †	652,300	7,266,622
Keysight Technologies †	81,800	8,080,204
ON Semiconductor †	188,700	4,092,903
Qorvo †	55,900	7,211,659
Synopsys †	78,400	16,776,032
Teradyne	155,000	12,316,300
Western Digital	56,300	2,057,765
		78,553,302
Transportation — 3.22%
CSX	41,700	3,238,839
JB Hunt Transport Services	36,900	4,663,422
Kirby †	94,300	3,410,831
Southwest Airlines	215,700	8,088,750
		19,401,842
Utilities — 7.94%
CMS Energy	152,900	9,389,589
Edison International	104,700	5,322,948
MDU Resources Group	193,000	4,342,500
NRG Energy	204,300	6,280,182
Public Service Enterprise Group	180,900	9,933,219
WEC Energy Group	76,700	7,432,230
Xcel Energy	75,500	5,210,255
		47,910,923
Total Common Stock (cost $633,207,816)		597,290,909

Short-Term Investments — 0.48%
Money Market Mutual Funds — 0.48%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	713,293	713,293
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	713,294	$713,294
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	713,294	713,294
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	713,293	713,293
Total Short-Term Investments (cost $2,853,174)		2,853,174
Total Value of Securities—99.52% (cost $636,060,990)		$600,144,083
†	Non-income producing security.
Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Special Situations Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock — 99.35%
Basic Industry — 7.61%
Arconic †	99,400	$1,893,570
Ashland Global Holdings	31,000	2,198,520
Berry Global Group †	126,000	6,088,320
HB Fuller	75,300	3,447,234
Huntsman	115,400	2,563,034
Louisiana-Pacific	173,300	5,114,083
		21,304,761
Business Services — 1.67%
Deluxe	34,100	877,393
PAE †	91,200	775,200
WESCO International †	68,500	3,015,370
		4,667,963
Capital Spending — 9.09%
Altra Industrial Motion	113,700	4,203,489
Atkore International Group †	90,400	2,054,792
H&E Equipment Services	60,500	1,189,430
ITT	95,027	5,611,345
KBR	84,420	1,887,631
MasTec †	132,400	5,587,280
Primoris Services	101,300	1,827,452
Rexnord	103,200	3,079,488
		25,440,907
Consumer Cyclical — 4.91%
Adient †	42,765	741,118
Barnes Group	64,200	2,294,508
KB Home	92,600	3,554,914
Knoll	109,600	1,321,776
Meritage Homes †	42,500	4,691,575
Standard Motor Products	25,300	1,129,645
		13,733,536
Consumer Services — 10.56%
Aaron's	43,300	2,452,945
Acushnet Holdings	48,300	1,623,363
Asbury Automotive Group †	27,300	2,660,385
Cable One	1,550	2,922,416
Choice Hotels International †	41,000	3,524,360
Cracker Barrel Old Country Store	25,900	2,969,694
Steven Madden	95,200	1,856,400
TEGNA	200,300	2,353,525
Texas Roadhouse †	43,300	2,632,207
	Number of shares	Value (US $)
Common Stock (continued)
Consumer Services (continued)
UniFirst	21,700	$4,109,329
Wolverine World Wide	94,839	2,450,640
		29,555,264
Consumer Staples — 4.12%
Core-Mark Holding	67,200	1,944,096
J & J Snack Foods	23,000	2,998,970
Performance Food Group †	56,300	1,949,106
Scotts Miracle-Gro	15,200	2,324,232
Spectrum Brands Holdings	40,500	2,314,980
		11,531,384
Energy — 3.01%
CNX Resources †	267,700	2,527,088
Delek US Holdings	110,400	1,228,752
Dril-Quip †	50,200	1,242,952
Helix Energy Solutions Group †	302,900	729,989
Patterson-UTI Energy	281,600	802,560
WPX Energy †	386,000	1,891,400
		8,422,741
Financial Services — 24.57%
American Equity Investment Life Holding	181,300	3,986,787
Bank of NT Butterfield & Son	80,600	1,795,768
East West Bancorp	213,600	6,993,264
First Financial Bancorp	182,500	2,190,913
First Hawaiian	41,422	599,376
First Interstate BancSystem Class A	76,000	2,420,600
First Midwest Bancorp	203,400	2,192,652
FNB	528,500	3,583,230
Great Western Bancorp	158,100	1,968,345
Hancock Whitney	183,800	3,457,278
Hanover Insurance Group	42,800	3,988,104
Kemper	39,800	2,659,834
NBT Bancorp	43,800	1,174,716
Prosperity Bancshares	49,300	2,555,219
S&T Bancorp	63,700	1,126,853
Sandy Spring Bancorp	49,800	1,149,384
Selective Insurance Group	79,600	4,098,604
Stifel Financial	107,100	5,414,976
Synovus Financial	72,177	1,527,987
Umpqua Holdings	340,000	3,610,800
Valley National Bancorp	436,800	2,992,080
Webster Financial	157,400	4,156,934

	Number of shares	Value (US $)
Common Stock (continued)
Financial Services (continued)
WesBanco	81,500	$1,740,840
Western Alliance Bancorp	106,700	3,373,854
		68,758,398
Healthcare — 4.05%
Avanos Medical †	77,300	2,567,906
Catalent †	21,500	1,841,690
Integer Holdings †	40,400	2,384,004
Integra LifeSciences Holdings †	49,500	2,337,390
Service Corp. International	52,300	2,206,014
		11,337,004
Real Estate Investment Trusts — 9.32%
Brandywine Realty Trust	300,500	3,107,170
Independence Realty Trust	135,100	1,565,809
Kite Realty Group Trust	95,157	1,101,918
Lexington Realty Trust	337,600	3,527,920
Life Storage	34,600	3,642,342
National Health Investors	40,100	2,416,827
Outfront Media	203,800	2,965,290
RPT Realty †	195,100	1,061,344
Spirit Realty Capital	94,100	3,175,875
STAG Industrial	57,151	1,742,534
Summit Hotel Properties	231,300	1,198,134
Washington Real Estate Investment Trust	29,000	583,770
		26,088,933
Technology — 12.18%
Cirrus Logic †	46,000	3,102,700
Coherent †	16,700	1,852,531
Diodes †	34,700	1,958,815
Flex †	354,241	3,946,245
NCR †	41,651	922,153
NetScout Systems †	82,500	1,800,975
ON Semiconductor †	156,700	3,398,823
SYNNEX †	23,700	3,319,422
Teradyne	58,500	4,648,410
Tower Semiconductor †	147,300	2,683,806
TTM Technologies †	240,300	2,741,823
Viavi Solutions †	218,400	2,561,832
Vishay Intertechnology	72,800	1,133,496
		34,071,031
Transportation — 3.59%
Kirby †	50,900	1,841,053
Saia †	23,500	2,964,290
	Number of shares	Value (US $)
Common Stock (continued)
Transportation (continued)
SkyWest	44,400	$1,325,784
Werner Enterprises	92,900	3,900,871
		10,031,998
Utilities — 4.67%
ALLETE	41,000	2,121,340
Black Hills	58,200	3,113,118
PNM Resources	75,500	3,120,415
South Jersey Industries	74,500	1,435,615
Southwest Gas Holdings	51,700	3,262,270
		13,052,758
Total Common Stock (cost $331,965,887)		277,996,678

Short-Term Investments — 0.72%
Money Market Mutual Funds — 0.72%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	503,189	503,189
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	503,190	503,190
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	503,189	503,189
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	503,190	503,190
Total Short-Term Investments (cost $2,012,758)		2,012,758
Total Value of Securities—100.07% (cost $333,978,645)		$280,009,436
†	Non-income producing security.

Schedules of investments
Delaware Special Situations Fund
Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Delaware Global Equity Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock – 99.59%Δ
Denmark − 4.59%
Novo Nordisk Class B	192,210	$13,317,190
		13,317,190
France − 15.14%
Air Liquide	80,830	12,812,342
Danone †	189,800	12,294,305
Orange	490,260	5,106,332
Publicis Groupe	221,030	7,123,790
Sodexo	92,050	6,561,674
		43,898,443
Germany − 6.68%
adidas AG †	22,490	7,262,971
Fresenius Medical Care AG & Co.	143,270	12,111,579
		19,374,550
Ireland − 1.05%
Kerry Group Class A	23,740	3,040,754
		3,040,754
Japan − 12.68%
Asahi Group Holdings	125,300	4,367,034
Kao	33,900	2,544,899
KDDI	327,100	8,227,074
Kirin Holdings	113,000	2,122,434
Lawson	79,600	3,795,536
Makita	93,500	4,474,844
Secom	31,100	2,846,133
Seven & i Holdings	269,300	8,367,180
		36,745,134
Netherlands − 4.71%
Koninklijke Ahold Delhaize	462,290	13,664,337
		13,664,337
Sweden − 4.89%
Hennes & Mauritz Class B	267,550	4,609,340
Securitas Class B †	626,000	9,569,602
		14,178,942
Switzerland − 11.72%
Nestle	107,180	12,755,710
	Number of shares	Value (US $)
Common StockΔ (continued)
Switzerland (continued)
Roche Holding	41,660	$14,270,240
Swatch Group	29,740	6,931,959
		33,957,909
United Kingdom − 7.65%
Diageo	262,810	9,027,186
G4S †	3,331,280	8,592,091
Next	59,560	4,566,297
		22,185,574
United States − 30.48%
Clorox	12,420	2,610,311
Conagra Brands	233,190	8,327,215
General Mills	196,240	12,104,083
Hormel Foods	123,650	6,045,248
Ingredion	97,460	7,375,773
Kimberly-Clark	102,150	15,083,469
Lamb Weston Holdings	166,170	11,012,086
Merck & Co.	130,560	10,829,952
Mondelez International Class A	69,020	3,965,199
Parker-Hannifin	24,740	5,005,892
Pfizer	163,030	5,983,201
		88,342,429
Total Common Stock (cost $279,900,165)		288,705,262

Exchange-Traded Fund – 0.10%
Vanguard S&P 500 ETF	940	289,191
Total Exchange-Traded Fund (cost $301,678)		289,191
Total Value of Securities−99.69% (cost $280,201,843)		$288,994,453
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 118 in “Security type / country and sector allocations.”
†	Non-income producing security.

Schedules of investments
Delaware Global Equity Fund
The following foreign currency exchange contracts were outstanding at September 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CHF	(57,858)	USD	62,785	10/1/20	$—	$(34)
BNYM	DKK	(375,512)	USD	59,063	10/1/20	—	(74)
BNYM	EUR	(128,353)	USD	150,330	10/1/20	—	(160)
BNYM	GBP	(36,152)	USD	46,424	10/1/20	—	(226)
BNYM	JPY	(9,573,711)	USD	90,525	10/1/20	—	(250)
BNYM	SEK	(513,171)	USD	56,982	10/1/20	—	(318)
Total Foreign Currency Exchange Contracts						$—	$(1,062)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
CHF – Swiss Franc
DKK – Danish Krone
ETF – Exchange-Traded Fund
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
S&P – Standard & Poor’s Financial Services LLC
SEK – Swedish Krona
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Delaware International Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock – 98.74%Δ
Denmark − 6.89%
Novo Nordisk Class B	288,710	$20,003,153
		20,003,153
France − 21.10%
Air Liquide	119,920	19,008,487
Danone	239,370	15,505,205
Orange	777,050	8,093,410
Publicis Groupe	325,870	10,502,780
Sodexo	114,530	8,164,134
		61,274,016
Germany − 9.72%
adidas AG †	33,880	10,941,283
Fresenius Medical Care AG & Co.	204,370	17,276,774
		28,218,057
Ireland − 1.54%
Kerry Group Class A	34,770	4,453,539
		4,453,539
Japan − 18.77%
Asahi Group Holdings	210,000	7,319,051
Kao	65,100	4,887,107
KDDI	416,800	10,483,169
Kirin Holdings	174,600	3,279,443
Lawson	119,500	5,698,072
Makita	123,800	5,924,981
Secom	48,600	4,447,654
Seven & i Holdings	401,400	12,471,541
		54,511,018
Netherlands − 5.45%
Koninklijke Ahold Delhaize	535,330	15,823,249
		15,823,249
	Number of shares	Value (US $)
Common StockΔ (continued)
Sweden − 6.89%
Hennes & Mauritz Class B	354,610	$6,109,206
Securitas Class B †	909,450	13,902,674
		20,011,880
Switzerland − 17.03%
Nestle	159,780	19,015,744
Roche Holding	57,660	19,750,888
Swatch Group	45,780	10,670,648
		49,437,280
United Kingdom − 11.35%
Diageo	433,790	14,900,130
G4S †	5,062,160	13,056,405
Next	65,350	5,010,199
		32,966,734
Total Common Stock (cost $286,554,537)		286,698,926

Exchange-Traded Funds – 1.08%
iShares MSCI EAFE ETF	5,960	379,354
Vanguard FTSE Developed Markets ETF	67,650	2,766,885
Total Exchange-Traded Funds (cost $3,054,623)		3,146,239
Total Value of Securities−99.82% (cost $289,609,160)		$289,845,165
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 119 in “Security type / country and sector allocations.”
†	Non-income producing security.
The following foreign currency exchange contracts were outstanding at September 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CHF	(124,895)	USD	135,531	10/1/20	$—	$(73)
BNYM	DKK	(282,738)	USD	44,471	10/1/20	—	(56)
BNYM	EUR	(224,736)	USD	263,218	10/1/20	—	(280)
BNYM	JPY	(10,203,697)	USD	96,482	10/1/20	—	(267)
BNYM	SEK	(525,721)	USD	58,376	10/1/20	—	(326)
Total Foreign Currency Exchange Contracts						$—	$(1,002)

Schedules of investments
Delaware International Fund
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon
CHF – Swiss Franc
DKK – Danish Krone
EAFE – Europe, Australasia and Far East
ETF – Exchange-Traded Fund
EUR – European Monetary Unit
FTSE – Financial Times Stock Exchange
JPY – Japanese Yen
MSCI – Morgan Stanley Capital International
SEK – Swedish Krona
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Delaware Floating Rate II Fund
September 30, 2020
	Principal amount°	Value (US $)
Convertible Bond — 0.31%
Cheniere Energy PIK 144A 4.875% exercise price $93.64, maturity date 5/28/21 #, >	180,290	$181,081
Total Convertible Bond (cost $181,830)		181,081

Corporate Bonds — 5.78%
Banking — 0.34%
Barclays 6.125% μ, ψ	200,000	203,227
		203,227
Capital Goods — 0.57%
Bombardier 144A 7.875% 4/15/27 #	125,000	94,996
TransDigm 5.50% 11/15/27	250,000	240,738
		335,734
Communications — 0.74%
Cincinnati Bell 144A 7.00% 7/15/24 #	223,000	230,249
Frontier Communications 144A 8.00% 4/1/27 #, ‡	33,000	32,938
Level 3 Financing 144A 4.25% 7/1/28 #	175,000	177,856
		441,043
Consumer Cyclical — 0.92%
Ford Motor 8.50% 4/21/23	500,000	545,798
		545,798
Financial Services — 0.34%
NFP 144A 7.00% 5/15/25 #	190,000	202,231
		202,231
Healthcare — 0.84%
CHS 144A 8.125% 6/30/24 #	45,000	32,962
Ortho-Clinical Diagnostics 144A 7.375% 6/1/25 #	160,000	162,700
Surgery Center Holdings 144A 10.00% 4/15/27 #	150,000	160,031
Tenet Healthcare 6.875% 11/15/31	142,000	139,666
		495,359
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Insurance — 0.33%
HUB International 144A 7.00% 5/1/26 #	190,000	$197,078
		197,078
Media — 0.21%
Clear Channel Worldwide Holdings 9.25% 2/15/24	125,000	121,501
		121,501
Technology — 0.68%
Banff Merger Sub 144A 9.75% 9/1/26 #	215,000	227,577
Boxer Parent 144A 9.125% 3/1/26 #	165,000	175,519
		403,096
Transportation — 0.81%
DAE Funding 144A 5.75% 11/15/23 #	91,000	92,024
Delta Air Lines 144A 7.00% 5/1/25 #	350,000	384,767
		476,791
Total Corporate Bonds (cost $3,216,370)		3,421,858

Loan Agreements — 94.64%
A&V Holdings Midco 6.375% (LIBOR03M + 5.375%) 3/10/27 •	320,886	296,820
Acrisure Tranche B 3.647% (LIBOR01M + 3.50%) 2/15/27 •	408,895	396,044
American Airlines Tranche B 2.152% (LIBOR01M + 2.00%) 12/14/23 •	480,629	397,596
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	1,500,000	1,524,375
Apro 5.00% (LIBOR01M + 4.00%) 11/14/26 •	664,161	657,519
AssuredPartners
3.647% (LIBOR01M + 3.50%) 2/12/27 •	614,647	597,898
5.50% (LIBOR01M + 4.50%) 2/12/27 •	223,875	223,875

AthenaHealth Tranche B 1st Lien 4.75% (LIBOR03M + 4.50%) 2/11/26 •	492,500	486,959

Schedules of investments
Delaware Floating Rate II Fund
	Principal amount°	Value (US $)

Loan Agreements (continued)

Bausch Health 3.151% (LIBOR01M + 3.00%) 6/2/25 •	600,494	$589,735
Berry Global Tranche Y 2.156% (LIBOR01M + 2.00%) 7/1/26 •	396,737	385,468
Blue Ribbon 1st Lien 5.00% (LIBOR01M + 4.00%) 11/15/21 •	1,039,000	964,971
Boxer Parent 4.397% (LIBOR01M + 4.25%) 10/2/25 •	620,545	604,023
BW Gas & Convenience Holdings 6.40% (LIBOR01M + 6.25%) 11/18/24 •	614,057	617,511
Caesars Resort Collection Tranche B-1 4.688% (LIBOR01M + 4.50%) 7/21/25 •	388,000	376,637
Camelot US Acquisition I TBD 10/31/26 X	175,000	174,599
Camelot US Acquisition l 3.15% (LIBOR01M + 3.00%) 10/30/26 •	1,032,200	1,018,438
Carnival 8.50% (LIBOR01M + 7.50%) 6/30/25 •	635,408	644,409
CenturyLink Tranche B 2.397% (LIBOR01M + 2.25%) 3/15/27 •	935,927	900,914
Chemours Tranche B-2 1.93% (LIBOR01M + 1.75%) 4/3/25 •	223,055	215,805
CityCenter Holdings 3.00% (LIBOR01M + 2.25%) 4/18/24 •	373,072	359,128
Connect US Finco 5.50% (LIBOR01M + 4.50%) 12/12/26 •	656,700	638,230
Conservice Midco 1st Lien 4.47% (LIBOR03M + 4.25%) 5/13/27 •	340,000	337,025
Consolidated Communications 4.00% (LIBOR01M + 3.00%) 10/5/23 •	1,131,209	1,124,280
Consolidated Communications TBD 9/15/27 X	1,125,000	1,115,625
	Principal amount°	Value (US $)

Loan Agreements (continued)

Coral US Co-Borrower Tranche B-5 2.397% (LIBOR01M + 2.25%) 1/31/28 •	390,000	$377,513
Core & Main 3.75% (LIBOR03M + 2.75%) 8/1/24 •	541,192	531,721
CSC Holdings 2.402% (LIBOR01M + 2.25%) 7/17/25 •	332,262	322,295
Cumulus Media New Holdings 4.75% (LIBOR06M + 3.75%) 3/31/26 •	791,504	751,929
Delta Air Lines 5.75% (LIBOR03M + 4.75%) 4/27/23 •	124,688	124,673
Dun & Bradstreet Tranche B 3.895% (LIBOR01M + 3.75%) 2/6/26 •	547,250	542,872
EFS Cogen Holdings I TBD 9/24/27 X	1,050,000	1,048,031
Ensemble RCM 4.011% (LIBOR03M + 3.75%) 8/1/26 •	921,468	913,405
Epicor Software 2nd Lien 8.75% (LIBOR01M + 7.75%) 7/31/28 •	635,000	654,050
Epicor Software Tranche B 5.25% (LIBOR01M + 4.25%) 7/30/27 •	645,000	643,468
Frontier Communications Tranche B-1 6.00% (LIBOR03M + 2.75%) 6/17/24 •	1,038,591	1,025,609
Garda World Security Tranche B 1st Lien 4.90% (LIBOR01M + 4.75%) 10/30/26 •	423,678	421,824
Genesee & Wyoming 2.22% (LIBOR03M + 2.00%) 12/30/26 •	335,315	330,516
Global Medical Response TBD 9/24/25 X	915,000	896,318
Graham Packaging 4.50% (LIBOR01M + 3.75%) 8/4/27 •	1,025,000	1,021,396
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	831,915	828,795

	Principal amount°	Value (US $)

Loan Agreements (continued)

Heartland Dental 3.647% (LIBOR01M + 3.50%) 4/30/25 •	924,295	$855,261
HUB International 5.00% (LIBOR03M + 4.00%) 4/25/25 •	493,756	493,228
Informatica 2nd Lien 7.125% (LIBOR03M + 7.125%) 2/14/25 •	1,085,000	1,105,344
Ingersoll-Rand Services Tranche B-1 1.897% (LIBOR01M + 1.75%) 2/28/27 •	646,750	626,943
JBS USA LUX 2.147% (LIBOR01M + 2.00%) 5/1/26 •	1,001,152	979,252
LCPR Loan Financing 5.152% (LIBOR01M + 5.00%) 10/15/26 •	637,000	638,593
Logmein 1st Lien 4.906% (LIBOR03M + 4.75%) 8/31/27 •	1,010,000	978,016
Merrill Communications Tranche B 1st Lien 6.195% (LIBOR03M + 5.00%) 10/5/26 •	1,091,750	1,074,691
Milano Acquisition TBD 8/17/27 X	950,000	942,281
Mileage Plus Holdings 6.25% (LIBOR03M + 5.25%) 6/20/27 •	553,000	563,066
Numericable US Tranche B-11 2.897% (LIBOR01M + 2.75%) 7/31/25 •	756,757	721,993
Numericable US Tranche B-13 4.152% (LIBOR01M + 4.00%) 8/14/26 •	349,125	339,786
Ortho-Clinical Diagnostics 3.406% (LIBOR01M + 3.25%) 6/30/25 •	633,630	608,549
PG&E 5.50% (LIBOR03M + 4.50%) 6/23/25 •	1,182,037	1,163,322
PQ 4.00% (LIBOR03M + 3.00%) 2/7/27 •	174,563	174,301
PQ Tranche B 2.511% (LIBOR03M + 2.25%) 2/8/27 •	700,000	686,700
	Principal amount°	Value (US $)

Loan Agreements (continued)

Prime Security Services Borrower Tranche B-1 4.25% (LIBOR01M + 3.25%) 9/23/26 •	412,745	$409,539
Quikrete Holdings 1st Lien 2.647% (LIBOR01M + 2.50%) 2/1/27 •	731,473	715,815
Reynolds Group Holdings TBD 2/3/26 X	1,000,000	986,250
Russell Investments US Institutional Holdco 3.75% (LIBOR06M + 2.75%) 6/1/23 •	112,452	111,878
Ryan Specialty Group 4.00% (LIBOR01M + 3.25%) 9/1/27 •	475,000	472,625
Scientific Games International Tranche B-5 3.471% (LIBOR01M + 2.75%) 8/14/24 •	911,327	862,001
Sinclair Televison Group Tranche B-2 2.65% (LIBOR01M + 2.50%) 9/30/26 •	717,750	702,857
Solenis International 1st Lien 4.256% (LIBOR03M + 4.00%) 6/26/25 •	744,289	726,923
Solenis International 2nd Lien 8.756% (LIBOR03M + 8.50%) 6/26/26 •	400,000	375,500
Spirit Aerosystems Tranche B 1st Lien TBD 1/30/25 X	890,000	892,225
SS&C Technologies Tranche B-5 1.897% (LIBOR01M + 1.75%) 4/16/25 •	489,813	475,609
Stars Group Holdings 3.72% (LIBOR03M + 3.50%) 7/10/25 •	606,480	607,364
Surf Holdings 1st Lien 3.75% (LIBOR03M + 3.50%) 3/5/27 •	918,154	899,463
Surgery Center Holdings 4.25% (LIBOR01M + 3.25%) 9/2/24 •	290,756	275,803
Terrier Media Buyer 4.397% (LIBOR01M + 4.25%) 12/17/26 •	955,777	934,512

Schedules of investments
Delaware Floating Rate II Fund
	Principal amount°	Value (US $)

Loan Agreements (continued)

Titan Acquisition 3.361% (LIBOR03M + 3.00%) 3/28/25 •	461,589	$437,355
T-Mobile USA 3.178% (LIBOR01M + 3.00%) 4/1/27 •	1,172,062	1,172,585
Tosca Services 1st Lien 5.25% (LIBOR01M + 4.25%) 8/18/27 •	680,000	681,062
Transdigm Tranche F 2.397% (LIBOR01M + 2.25%) 12/9/25 •	849,097	805,581
Ultimate Software Group 2nd Lien 7.50% (LIBOR03M + 6.75%) 5/3/27 •	1,377,000	1,409,704
USI 4.22% (LIBOR03M + 4.00%) 12/2/26 •	893,250	889,789
Verscend Holding Tranche B 4.646% (LIBOR01M + 4.50%) 8/27/25 •	1,026,813	1,021,251
Vertical Midco Tranche B 4.567% (LIBOR06M + 4.25%) 7/30/27 •	1,000,000	993,839
Vistra Operations 1.897% (LIBOR01M + 1.75%) 12/31/25 •	1,038,863	1,025,228
Windstream Services 7.25% (LIBOR01M + 6.25%) 8/11/27 •	1,132,162	1,098,905
Total Loan Agreements (cost $55,838,890)		56,017,288
	Number of shares
Short-Term Investments — 0.79%
Money Market Mutual Funds — 0.79%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	116,604	116,604
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	116,605	116,605
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	116,605	$116,605
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	116,605	116,605
Total Short-Term Investments (cost $466,419)		466,419
Total Value of Securities—101.52% (cost $59,703,509)		$60,086,646
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of Rule 144A securities was $2,352,009, which represents 3.97% of the Fund net assets. See Note 11 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of par.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
‡	Non-income producing security. Security is currently in default.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
X	This loan will settle after September 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Summary of abbreviations:
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
TBD – To be determined
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Fund for Income
September 30, 2020
	Principal amount°	Value (US $)
Convertible Bond — 0.13%
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	575,000	$551,049
Total Convertible Bond (cost $553,337)		551,049

Corporate Bonds — 88.48%
Banking — 2.97%
Barclays 6.125% μ, ψ	2,125,000	2,159,291
Deutsche Bank 6.00% μ, ψ	1,600,000	1,384,000
Natwest Group 8.625% μ, ψ	3,215,000	3,302,512
Popular 6.125% 9/14/23	5,405,000	5,721,976
		12,567,779
Basic Industry — 9.78%
Allegheny Technologies
5.875% 12/1/27	825,000	794,331
7.875% 8/15/23	2,480,000	2,542,533

Avient 144A 5.75% 5/15/25 #	3,047,000	3,233,629
Blue Cube Spinco 10.00% 10/15/25	775,000	821,016
Boise Cascade 144A 4.875% 7/1/30 #	2,046,000	2,199,450
Cemex 144A 7.375% 6/5/27 #	1,195,000	1,292,864
First Quantum Minerals
144A 6.875% 10/15/27 #	1,070,000	1,032,068
144A 7.25% 4/1/23 #	1,750,000	1,750,481
144A 7.50% 4/1/25 #	2,005,000	1,985,672

Freeport-McMoRan 5.45% 3/15/43	4,440,000	4,937,813
Hudbay Minerals
144A 6.125% 4/1/29 #	970,000	963,937
144A 7.625% 1/15/25 #	550,000	560,692

Joseph T Ryerson & Son 144A 8.50% 8/1/28 #	765,000	807,075
Kraton Polymers 144A 7.00% 4/15/25 #	2,275,000	2,324,766
M/I Homes 4.95% 2/1/28	2,781,000	2,873,121
Mattamy Group
144A 4.625% 3/1/30 #	655,000	664,380
144A 5.25% 12/15/27 #	1,870,000	1,927,269
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
New Gold
144A 6.375% 5/15/25 #	490,000	$506,844
144A 7.50% 7/15/27 #	775,000	828,281
Novelis
144A 4.75% 1/30/30 #	560,000	547,672
144A 5.875% 9/30/26 #	897,000	922,789

Olin 5.00% 2/1/30	1,090,000	1,027,123
PowerTeam Services 144A 9.033% 12/4/25 #	2,780,000	2,941,587
Tronox 144A 6.50% 4/15/26 #	1,580,000	1,582,962
WESCO Distribution 144A 7.25% 6/15/28 #	1,350,000	1,481,058
WR Grace & Co. 144A 4.875% 6/15/27 #	775,000	801,796
		41,351,209
Capital Goods — 6.55%
ARD Finance PIK 144A 6.50% 6/30/27 #, >	1,975,000	1,967,199
Ardagh Packaging Finance 144A 5.25% 8/15/27 #	1,350,000	1,377,000
Berry Global
144A 4.875% 7/15/26 #	1,325,000	1,390,978
144A 5.625% 7/15/27 #	1,550,000	1,628,469
Bombardier
144A 7.50% 12/1/24 #	1,950,000	1,501,500
144A 7.875% 4/15/27 #	530,000	402,784

Griffon 5.75% 3/1/28	2,280,000	2,385,404
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	792,000	795,960
Reynolds Group Issuer 144A 4.00% 10/15/27 #	4,320,000	4,353,264
Spirit AeroSystems 144A 5.50% 1/15/25 #	1,849,000	1,864,023
Terex 144A 5.625% 2/1/25 #	1,185,000	1,176,113
Titan Acquisition 144A 7.75% 4/15/26 #	800,000	798,000

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
TransDigm
5.50% 11/15/27	2,425,000	$2,335,154
144A 6.25% 3/15/26 #	3,200,000	3,359,376
144A 8.00% 12/15/25 #	405,000	440,843

Vertical Holdco 144A 7.625% 7/15/28 #	835,000	884,056
Vertical US Newco 144A 5.25% 7/15/27 #	495,000	515,364
Welbilt 9.50% 2/15/24	518,000	531,921
		27,707,408
Communications — 11.31%
Altice Financing 144A 5.00% 1/15/28 #	1,445,000	1,405,356
Altice France Holding
144A 6.00% 2/15/28 #	4,085,000	3,903,810
144A 10.50% 5/15/27 #	2,500,000	2,782,813

C&W Senior Financing 144A 6.875% 9/15/27 #	2,771,000	2,885,512
Cablevision Lightpath
144A 3.875% 9/15/27 #	1,460,000	1,462,738
144A 5.625% 9/15/28 #	765,000	778,751

CenturyLink 144A 5.125% 12/15/26 #	3,520,000	3,621,534
Cincinnati Bell 144A 7.00% 7/15/24 #	1,450,000	1,497,132
Connect Finco 144A 6.75% 10/1/26 #	4,865,000	4,887,865
Frontier Communications 144A 8.00% 4/1/27 #, ‡	720,000	718,650
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	1,375,000	1,438,594
Level 3 Financing 144A 4.25% 7/1/28 #	2,385,000	2,423,923
Qwest 7.25% 9/15/25	1,575,000	1,810,646
Sprint
7.625% 3/1/26	1,325,000	1,603,118
7.875% 9/15/23	4,915,000	5,640,577

Sprint Capital 8.75% 3/15/32	815,000	1,193,820
T-Mobile USA 6.00% 4/15/24	1,875,000	1,916,606
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)

Vodafone Group 7.00% 4/4/79 μ	1,595,000	$1,895,236
Windstream Escrow 144A 7.75% 8/15/28 #	2,395,000	2,359,075
Zayo Group Holdings 144A 6.125% 3/1/28 #	3,500,000	3,613,155
		47,838,911
Consumer Cyclical — 6.73%
Adient Global Holdings 144A 4.875% 8/15/26 #	260,000	248,138
Allison Transmission 144A 5.875% 6/1/29 #	1,810,000	1,959,986
Boyd Gaming 4.75% 12/1/27	2,260,000	2,222,281
Caesars Entertainment
144A 6.25% 7/1/25 #	1,290,000	1,346,444
144A 8.125% 7/1/27 #	2,245,000	2,382,630
Ford Motor
8.50% 4/21/23	1,580,000	1,724,720
9.00% 4/22/25	490,000	562,420
Ford Motor Credit
3.37% 11/17/23	1,205,000	1,189,184
4.125% 8/17/27	1,115,000	1,086,428
4.542% 8/1/26	1,205,000	1,201,843
5.584% 3/18/24	1,085,000	1,130,122
5.875% 8/2/21	1,005,000	1,025,728

General Motors Financial 5.70% μ, ψ	775,000	779,844
L Brands
144A 6.875% 7/1/25 #	1,515,000	1,638,488
144A 9.375% 7/1/25 #	890,000	1,022,387
MGM Resorts International
5.75% 6/15/25	1,310,000	1,376,384
6.00% 3/15/23	1,200,000	1,247,136
Scientific Games International
144A 8.25% 3/15/26 #	1,723,000	1,806,074
144A 8.625% 7/1/25 #	1,010,000	1,055,803

Stars Group Holdings 144A 7.00% 7/15/26 #	825,000	878,109
Station Casinos 144A 5.00% 10/1/25 #	1,065,000	1,049,478
William Carter 144A 5.50% 5/15/25 #	1,455,000	1,526,841
		28,460,468

Schedules of investments
Delaware Fund for Income
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical — 4.06%
Energizer Holdings 144A 4.375% 3/31/29 #	1,705,000	$1,726,312
JBS USA LUX
144A 5.50% 1/15/30 #	3,475,000	3,792,094
144A 5.875% 7/15/24 #	289,000	294,990
Kraft Heinz Foods
5.00% 7/15/35	1,055,000	1,216,331
5.20% 7/15/45	1,765,000	1,931,541

Pilgrim's Pride 144A 5.875% 9/30/27 #	2,325,000	2,403,469
Post Holdings
144A 5.50% 12/15/29 #	1,325,000	1,419,439
144A 5.75% 3/1/27 #	1,150,000	1,212,175
Spectrum Brands
144A 5.00% 10/1/29 #	2,455,000	2,553,200
144A 5.50% 7/15/30 #	575,000	607,703
		17,157,254
Energy — 11.50%
Apache
4.625% 11/15/25	775,000	740,125
4.875% 11/15/27	855,000	809,578

Cheniere Energy Partners 4.50% 10/1/29	3,830,000	3,933,372
CNX Resources 144A 7.25% 3/14/27 #	1,233,000	1,259,226
Continental Resources 5.00% 9/15/22	2,270,000	2,256,675
Crestwood Midstream Partners 6.25% 4/1/23	2,175,000	2,131,968
DCP Midstream Operating
3.875% 3/15/23	1,100,000	1,090,870
5.125% 5/15/29	925,000	912,688

EQM Midstream Partners 144A 6.50% 7/1/27 #	1,535,000	1,629,303
Genesis Energy 6.50% 10/1/25	1,600,000	1,375,000
Murphy Oil 5.875% 12/1/27	3,395,000	2,902,657
NuStar Logistics
5.625% 4/28/27	1,650,000	1,633,500
6.00% 6/1/26	1,650,000	1,657,483
6.375% 10/1/30	1,880,000	1,955,200
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Occidental Petroleum
2.70% 2/15/23	2,138,000	$1,961,615
3.00% 2/15/27	1,240,000	976,735
3.50% 8/15/29	1,165,000	895,186
6.625% 9/1/30	1,555,000	1,437,403
PDC Energy
5.75% 5/15/26	2,150,000	2,010,250
6.125% 9/15/24	2,173,000	2,075,215

Precision Drilling 144A 7.125% 1/15/26 #	950,000	614,403
Southwestern Energy
7.50% 4/1/26	600,000	588,000
7.75% 10/1/27	2,415,000	2,348,346

Sunoco 4.875% 1/15/23	1,975,000	1,992,074
Targa Resources Partners
5.375% 2/1/27	1,415,000	1,426,228
6.50% 7/15/27	2,465,000	2,575,925

Western Midstream Operating 4.75% 8/15/28	2,215,000	2,139,823
WPX Energy
5.25% 10/15/27	2,525,000	2,567,142
5.875% 6/15/28	725,000	758,546
		48,654,536
Financial Services — 2.91%
AerCap Holdings 5.875% 10/10/79 μ	1,405,000	1,079,609
AerCap Ireland Capital DAC 6.50% 7/15/25	2,080,000	2,248,261
Ally Financial 8.00% 11/1/31	2,135,000	2,929,321
Credit Suisse Group 144A 7.50% #, μ, ψ	1,525,000	1,668,922
DAE Funding
144A 4.50% 8/1/22 #	570,000	565,012
144A 5.75% 11/15/23 #	3,782,000	3,824,547
		12,315,672
Healthcare — 7.14%
Bausch Health 144A 6.25% 2/15/29 #	3,095,000	3,187,850
CHS
144A 8.00% 3/15/26 #	2,350,000	2,309,786
144A 8.125% 6/30/24 #	815,000	596,988

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Healthcare (continued)

Encompass Health 4.75% 2/1/30	3,015,000	$3,063,933
Hadrian Merger Sub 144A 8.50% 5/1/26 #	2,326,000	2,322,651
HCA
5.375% 2/1/25	1,305,000	1,430,913
5.875% 2/1/29	1,595,000	1,860,894
Jaguar Holding II
144A 4.625% 6/15/25 #	1,075,000	1,109,002
144A 5.00% 6/15/28 #	1,960,000	2,048,200

Ortho-Clinical Diagnostics 144A 7.375% 6/1/25 #	2,190,000	2,226,956
Surgery Center Holdings 144A 10.00% 4/15/27 #	2,015,000	2,149,753
Tenet Healthcare
144A 6.125% 10/1/28 #	2,195,000	2,141,497
6.75% 6/15/23	1,170,000	1,229,670
6.875% 11/15/31	2,015,000	1,981,873

Verscend Escrow 144A 9.75% 8/15/26 #	2,345,000	2,555,558
		30,215,524
Insurance — 2.14%
GTCR AP Finance 144A 8.00% 5/15/27 #	702,000	746,314
HUB International 144A 7.00% 5/1/26 #	4,239,000	4,396,924
USI 144A 6.875% 5/1/25 #	3,854,000	3,914,180
		9,057,418
Media — 6.53%
CCO Holdings
144A 4.50% 8/15/30 #	4,750,000	4,993,675
144A 5.375% 6/1/29 #	2,165,000	2,348,787

Clear Channel Worldwide Holdings 9.25% 2/15/24	1,691,000	1,643,660
CSC Holdings 144A 4.625% 12/1/30 #	5,055,000	5,085,911
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	2,465,000	2,287,729
Gray Television 144A 7.00% 5/15/27 #	2,435,000	2,642,919
Netflix 144A 4.875% 6/15/30 #	1,155,000	1,318,866
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Media (continued)
Nexstar Broadcasting
144A 4.75% 11/1/28 #	1,540,000	$1,574,650
144A 5.625% 7/15/27 #	1,615,000	1,696,582

Sirius XM Radio 144A 4.125% 7/1/30 #	1,950,000	2,000,778
Terrier Media Buyer 144A 8.875% 12/15/27 #	2,010,000	2,028,844
		27,622,401
Real Estate — 1.92%
HAT Holdings I
144A 3.75% 9/15/30 #	1,625,000	1,637,188
144A 5.25% 7/15/24 #	950,000	991,848
144A 6.00% 4/15/25 #	380,000	405,289
Iron Mountain
144A 5.25% 3/15/28 #	2,050,000	2,138,406
144A 5.25% 7/15/30 #	1,360,000	1,420,350

MGM Growth Properties Operating Partnership 5.75% 2/1/27	1,420,000	1,532,272
		8,125,353
Services — 5.18%
Clean Harbors 144A 5.125% 7/15/29 #	1,365,000	1,484,854
Covanta Holding 5.00% 9/1/30	3,330,000	3,365,131
Gartner 144A 4.50% 7/1/28 #	1,740,000	1,825,173
GFL Environmental 144A 4.25% 6/1/25 #	1,205,000	1,219,309
Prime Security Services Borrower
144A 5.75% 4/15/26 #	2,360,000	2,528,964
144A 6.25% 1/15/28 #	2,950,000	2,991,034
Sabre GLBL
144A 7.375% 9/1/25 #	1,545,000	1,562,768
144A 9.25% 4/15/25 #	1,310,000	1,444,203

Tms International Holding 144A 7.25% 8/15/25 #	1,440,000	1,351,800
United Rentals North America 5.25% 1/15/30	3,805,000	4,159,341
		21,932,577
Technology & Electronics — 4.70%
Banff Merger Sub 144A 9.75% 9/1/26 #	2,422,000	2,563,687
Black Knight InfoServ 144A 3.625% 9/1/28 #	1,855,000	1,878,188

Schedules of investments
Delaware Fund for Income
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Technology & Electronics (continued)
BY Crown Parent 144A 4.25% 1/31/26 #	1,835,000	$1,870,553
Camelot Finance 144A 4.50% 11/1/26 #	2,105,000	2,157,288
CommScope Technologies 144A 5.00% 3/15/27 #	1,930,000	1,856,419
Microchip Technology 144A 4.25% 9/1/25 #	3,085,000	3,204,355
Open Text Holdings 144A 4.125% 2/15/30 #	2,962,000	3,051,689
SS&C Technologies 144A 5.50% 9/30/27 #	3,100,000	3,298,307
		19,880,486
Transportation — 2.48%
Delta Air Lines
144A 7.00% 5/1/25 #	2,055,000	2,259,133
7.375% 1/15/26	1,975,000	2,073,178

Mileage Plus Holdings 144A 6.50% 6/20/27 #	1,385,000	1,445,594
Southwest Airlines 5.125% 6/15/27	1,170,000	1,276,852
Spirit Loyalty Cayman 144A 8.00% 9/20/25 #	970,000	1,028,947
Stena International 144A 6.125% 2/1/25 #	770,000	742,569
VistaJet Malta Finance 144A 10.50% 6/1/24 #	1,755,000	1,650,928
		10,477,201
Utilities — 2.58%
Calpine
144A 4.625% 2/1/29 #	390,000	390,244
144A 5.00% 2/1/31 #	2,240,000	2,287,432

PG&E 5.25% 7/1/30	4,240,000	4,107,500
Vistra Operations
144A 5.00% 7/31/27 #	1,175,000	1,235,219
144A 5.50% 9/1/26 #	225,000	235,125
144A 5.625% 2/15/27 #	2,525,000	2,668,066
		10,923,586
Total Corporate Bonds (cost $367,670,023)		374,287,783

Loan Agreements — 8.24%
Air Medical Group Holdings 4.25% (LIBOR03M + 3.25%) 4/28/22 •	1,799,205	1,795,268
	Principal amount°	Value (US $)

Loan Agreements (continued)
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	3,139,000	$3,190,009
Apro 5.00% (LIBOR01M + 4.00%) 11/14/26 •	989,176	979,284
Blue Ribbon 1st Lien 5.00% (LIBOR01M + 4.00%) 11/15/21 •	524,000	486,665
Boxer Parent 4.397% (LIBOR01M + 4.25%) 10/2/25 •	634,491	617,598
BW Gas & Convenience Holdings 6.40% (LIBOR01M + 6.25%) 11/18/24 •	2,145,391	2,157,459
BWay Holding 3.523% (LIBOR03M + 3.25%) 4/3/24 •	1,402,751	1,327,790
Carnival 8.50% (LIBOR01M + 7.50%) 6/30/25 •	1,281,787	1,299,947
Endo International 5.00% (LIBOR06M + 4.25%) 4/29/24 •	1,132,075	1,084,973
Epicor Software 2nd Lien 8.75% (LIBOR01M + 7.75%) 7/31/28 •	1,616,600	1,665,098
Granite US Holdings Tranche B 5.47% (LIBOR03M + 5.25%) 9/30/26 •	2,209,278	2,098,814
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	2,194,500	2,186,271
Informatica 2nd Lien 7.125% (LIBOR03M + 7.125%) 2/14/25 •	2,398,000	2,442,963
LCPR Loan Financing 5.152% (LIBOR01M + 5.00%) 10/15/26 •	975,000	977,438
Logmein 1st Lien 4.906% (LIBOR03M + 4.75%) 8/31/27 •	1,575,000	1,525,124
Merrill Communications Tranche B 1st Lien 6.195% (LIBOR03M + 5.00%) 10/5/26 •	1,632,662	1,607,152
Stars Group Holdings 3.72% (LIBOR03M + 3.50%) 7/10/25 •	1,263,253	1,265,095

	Principal amount°	Value (US $)

Loan Agreements (continued)
Surgery Center Holdings 4.25% (LIBOR01M + 3.25%) 9/2/24 •	1,121,926	$1,064,227
Terrier Media Buyer 4.397% (LIBOR01M + 4.25%) 12/17/26 •	2,334,360	2,282,420
Ultimate Software Group 2nd Lien 7.50% (LIBOR03M + 6.75%) 5/3/27 •	2,998,998	3,070,224
Verscend Holding Tranche B 4.647% (LIBOR01M + 4.50%) 8/27/25 •	1,742,214	1,732,776
Total Loan Agreements (cost $34,400,988)		34,856,595
	Number of shares
Short-Term Investments — 2.45%
Money Market Mutual Funds — 2.45%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	2,589,111	2,589,111
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	2,589,111	2,589,111
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	2,589,112	2,589,112
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	2,589,111	2,589,111
Total Short-Term Investments (cost $10,356,445)		10,356,445
Total Value of Securities—99.30% (cost $412,980,793)		$420,051,872
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of Rule 144A securities was $233,583,611, which represents 55.22% of the Fund net assets. See Note 11 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
‡	Non-income producing security. Security is currently in default.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
Summary of abbreviations:
DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Government Cash Management Fund
September 30, 2020
	Principal amount°	Value (US $)
Short-Term Investments — 97.77%
Discount Note — 45.34%~
Federal Home Loan Bank
0.03% 10/5/20	2,500,000	$2,499,992
0.068% 10/2/20	5,710,000	5,709,989
0.07% 10/9/20	7,850,000	7,849,878
0.073% 10/14/20	7,500,000	7,499,803
0.075% 10/7/20	4,700,000	4,699,941
0.075% 10/16/20	3,500,000	3,499,891
0.075% 10/20/20	2,700,000	2,699,893
0.075% 10/28/20	5,100,000	5,099,713
0.079% 10/23/20	8,000,000	7,999,613
0.087% 10/8/20	8,730,000	8,729,852
		56,288,565
US Treasury Obligations — 52.43%
US Treasury Bill
0.057% 10/1/20	14,800,000	14,800,000
0.063% 10/27/20	4,000,000	3,999,818
0.068% 10/15/20	10,000,000	9,999,738
0.068% 10/22/20	8,000,000	7,999,683
0.07% 10/13/20	15,900,000	15,899,628
0.075% 10/20/20	12,400,000	12,399,512
		65,098,379
Total Short-Term Investments (cost $121,386,944)		121,386,944
Total Value of Securities—97.77% (cost $121,386,944)		$121,386,944
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
~	The rate shown is the effective yield at the time of purchase.
Summary of abbreviations:
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Delaware International Opportunities Bond Fund
September 30, 2020
		Principal amount°	Value (US $)
Corporate Bonds — 8.79%
Banking — 7.78%
Development Bank of Japan 0.235% 10/13/27	JPY	100,000,000	$955,974
Kreditanstalt Fuer Wiederaufbau 0.000% 12/15/22	EUR	1,505,000	1,789,164
			2,745,138
Electric — 1.01%
Israel Electric 144A 5.00% 11/12/24 #		315,000	355,523
			355,523
Total Corporate Bonds (cost $2,627,647)			3,100,661

Sovereign BondsΔ — 69.84%
Australia — 4.21%
Australia Government Bonds
2.25% 11/21/22	AUD	520,000	388,983
2.75% 11/21/29	AUD	665,000	560,257
3.00% 3/21/47	AUD	580,000	537,563
			1,486,803
Austria — 1.20%
Republic of Austria Government Bond
144A 1.50% 2/20/47 #	EUR	265,000	422,769
			422,769
Belgium — 2.33%
Kingdom of Belgium Government Bonds
144A 1.45% 6/22/37 #	EUR	400,000	577,938
144A 4.25% 3/28/41 #	EUR	115,000	244,136
			822,074
Canada — 1.23%
Canadian Government Bond
2.50% 6/1/24	CAD	535,000	434,441
			434,441
Denmark — 0.71%
Denmark Government Bond
0.50% 11/15/27	DKK	1,475,000	249,248
			249,248
		Principal amount°	Value (US $)

Sovereign Bonds (continued)
Finland — 0.34%
Finland Government Bond
144A 1.375% 4/15/47 #	EUR	75,000	$118,851
			118,851
France — 7.54%
French Republic Government Bond OAT
144A 1.25% 5/25/36 #	EUR	1,900,000	2,660,074
			2,660,074
Germany — 4.22%
Bundesrepublik Deutschland Bundesanleihe
0.000% 8/15/29	EUR	155,000	191,397
0.000% 8/15/50	EUR	420,000	506,667
0.50% 2/15/25	EUR	320,000	395,930
Deutsche Bundesrepublik Inflation Linked Bond 0.50% 4/15/30	EUR	285,641	393,594
			1,487,588
Ireland — 0.38%
Ireland Government Bond
1.35% 3/18/31	EUR	100,000	135,767
			135,767
Italy — 7.07%
Italy Buoni Poliennali Del Tesoro
1.75% 7/1/24	EUR	250,000	311,393
3.00% 8/1/29	EUR	820,000	1,149,196
144A 3.85% 9/1/49 #	EUR	595,000	1,033,639
			2,494,228
Japan — 13.87%
Japan Finance 0.911% 7/19/23	JPY	181,700,000	1,766,959
Japan Government Thirty Year Bond 0.40% 9/20/49	JPY	195,900,000	1,769,214
Tokyo Metropolitan Government 0.475% 9/19/25	JPY	140,000,000	1,357,566
			4,893,739
Mexico — 3.06%
Mexican Bonos
8.00% 9/5/24	MXN	7,500,000	377,284
8.00% 11/7/47	MXN	6,000,000	300,121
8.50% 5/31/29	MXN	7,500,000	401,394
			1,078,799

Schedules of investments
Delaware International Opportunities Bond Fund
		Principal amount°	Value (US $)

Sovereign Bonds (continued)
Netherlands — 2.04%
Netherlands Government Bonds
144A 0.25% 7/15/29 #	EUR	380,000	$474,464
144A 2.75% 1/15/47 #	EUR	120,000	246,963
			721,427
New Zealand — 3.84%
New Zealand Government Bonds
3.00% 4/20/29	NZD	445,000	359,521
6.00% 5/15/21	NZD	1,450,000	993,784
			1,353,305
Poland — 2.12%
Republic of Poland Government Bond
2.25% 4/25/22	PLN	2,800,000	750,019
			750,019
Portugal — 0.76%
Portugal Obrigacoes do Tesouro
144A 2.25% 4/18/34 #	EUR	185,000	266,711
			266,711
Spain — 5.18%
Spain Government Bonds
144A 0.60% 10/31/29 #	EUR	815,000	995,491
144A 1.50% 4/30/27 #	EUR	200,000	259,518
144A 2.70% 10/31/48 #	EUR	345,000	571,786
			1,826,795
United Kingdom — 9.74%
United Kingdom Gilt
0.625% 6/7/25	GBP	295,000	392,720
0.875% 10/22/29	GBP	1,135,000	1,556,228
1.75% 1/22/49	GBP	920,000	1,485,978
			3,434,926
Total Sovereign Bonds (cost $23,440,972)			24,637,564

Supranational Banks — 7.08%
European Investment Bank
0.375% 5/15/26	EUR	1,125,000	1,389,629
		Principal amount°	Value (US $)

Supranational Banks (continued)
European Investment Bank
0.875% 1/30/25	SEK	2,000,000	$230,448

International Bank for Reconstruction and Development 0.50% 6/21/35	EUR	700,000	878,648
Total Supranational Banks (cost $2,323,264)			2,498,725

Regional BondsΔ — 12.67%
Japan Finance Organization For Municipalities 0.205% 5/28/27	JPY	190,000,000	1,814,426
Province of Alberta Canada 2.20% 6/1/26	CAD	1,120,000	902,031
Province of British Columbia Canada 2.20% 6/18/30	CAD	1,025,000	837,097
Province of Quebec Canada 2.30% 9/1/29	CAD	1,110,000	915,217
Total Regional BondsΔ (cost $4,277,037)			4,468,771

US Treasury Obligation — 0.28%
US Treasury Floating Rate Notes 0.209% (USBMMY3M + 0.114%) 4/30/22 •		100,000	100,117
Total US Treasury Obligation (cost $100,114)			100,117
	Number of shares
Short-Term Investments — 0.26%
Money Market Mutual Funds — 0.26%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	22,844	22,844
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	22,844	22,844

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	22,845	$22,845
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	22,844	22,844
Total Short-Term Investments (cost $91,377)		91,377
Total Value of Securities—98.92% (cost $32,860,411)		$34,897,215
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of Rule 144A securities was $8,227,863, which represents 23.32% of the Fund net assets. See Note 11 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
The following foreign currency exchange contracts and future contracts were outstanding at September 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CAD	(6,750)	USD	5,053	10/1/20	$—	$(16)
BNYM	EUR	(3,960)	USD	4,643	10/1/20	1	—
JPMCB	JPY	391,783,167	USD	(3,715,718)	1/15/21	5,370	—
TD	AUD	(1,496,003)	USD	1,064,974	1/15/21	—	(6,863)
TD	CAD	(2,953,500)	USD	2,240,750	1/15/21	21,477	—
TD	EUR	720,000	USD	(856,771)	1/15/21	—	(10,389)
TD	NZD	(2,078,289)	USD	1,384,787	1/15/21	10,035	—
Total Foreign Currency Exchange Contracts						$36,883	$(17,268)
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
3	JPN 10 yr Bond	$4,326,838	$4,318,877	12/14/20	$7,961	$—	$—
(36)	Euro-BOBL	(5,705,282)	(5,697,611)	12/8/20	—	(7,671)	4,657
(15)	CAN 10yr Bond	(1,710,150)	(1,710,454)	12/18/20	304	—	5,042
Total Futures Contracts			$(3,089,188)		$8,265	$(7,671)	$9,699

Schedules of investments
Delaware International Opportunities Bond Fund
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund's net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
AUD – Australian Dollar
BNYM – Bank of New York Mellon
BOBL – Bundesobligationen
CAD – Canadian Dollar
DKK – Danish Krone
EUR – European Monetary Unit
GBP – British Pound Sterling
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPMCB – JPMorgan Chase Bank
JPY – Japanese Yen
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MXN – Mexican Peso
NZD – New Zealand Dollar
OAT – Obligations Assimilables du Tresor
PLN – Polish Zloty
SEK – Swedish Krona
TD – TD Bank
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Delaware Investment Grade Fund
September 30, 2020
	Principal amount°	Value (US $)
Convertible Bonds — 0.79%
Cheniere Energy PIK 144A 4.875% exercise price $93.64, maturity date 5/28/21 #, >	1,044,862	$1,049,449
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	1,110,000	1,063,765
Total Convertible Bonds (cost $2,112,491)		2,113,214

Corporate Bonds — 97.17%
Banking — 18.60%
Ally Financial 1.45% 10/2/23	2,070,000	2,066,351
Bank of America
1.898% 7/23/31 μ	1,260,000	1,258,374
2.676% 6/19/41 μ	3,235,000	3,317,168

Bank of New York Mellon 4.70% μ, ψ	1,395,000	1,483,582
Barclays 5.20% 5/12/26	2,748,000	3,054,759
BBVA USA
2.875% 6/29/22	1,095,000	1,128,675
3.875% 4/10/25	1,290,000	1,384,690

Citigroup 2.572% 6/3/31 μ	2,430,000	2,559,621
Citizens Financial Group
2.85% 7/27/26	1,965,000	2,170,396
5.65% μ, ψ	810,000	846,750
Credit Suisse Group
144A 2.593% 9/11/25 #, μ	795,000	830,037
144A 5.10% #, μ, ψ	1,010,000	975,912
144A 5.25% #, μ, ψ	640,000	642,880
144A 6.375% #, μ, ψ	1,195,000	1,278,154
Deutsche Bank
2.222% 9/18/24 μ	280,000	282,039
3.547% 9/18/31 μ	350,000	352,441

Goldman Sachs Group 3.50% 4/1/25	1,585,000	1,751,332
JPMorgan Chase & Co.
2.956% 5/13/31 μ	260,000	278,618
3.109% 4/22/41 μ	1,105,000	1,208,808
4.023% 12/5/24 μ	2,535,000	2,789,877
Morgan Stanley
1.463% (LIBOR03M + 1.22%) 5/8/24 •	1,135,000	1,148,269
5.00% 11/24/25	1,715,000	2,013,958
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Natwest Group
2.359% 5/22/24 μ	780,000	$800,990
3.754% 11/1/29 μ	705,000	730,195
8.625% μ, ψ	1,180,000	1,212,120

PNC Bank 4.05% 7/26/28	1,010,000	1,181,549
Santander UK 144A 5.00% 11/7/23 #	345,000	377,330
SVB Financial Group 3.125% 6/5/30	805,000	900,825
Truist Bank 2.636% 9/17/29 μ	2,620,000	2,719,039
Truist Financial 4.95% μ, ψ	1,355,000	1,429,525
UBS 7.625% 8/17/22	1,125,000	1,253,187
UBS Group 6.875% μ, ψ	1,335,000	1,356,045
US Bancorp 3.00% 7/30/29	4,385,000	4,873,007
		49,656,503
Basic Industry — 4.59%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #, μ	3,090,000	3,091,035
Dow Chemical 2.10% 11/15/30	755,000	744,429
Georgia-Pacific 144A 2.10% 4/30/27 #	565,000	593,498
Graphic Packaging International 144A 3.50% 3/1/29 #	625,000	630,078
Newmont
2.25% 10/1/30	910,000	940,932
2.80% 10/1/29	2,750,000	2,983,060

Nutrien 2.95% 5/13/30	840,000	921,084
Nutrition & Biosciences
144A 2.30% 11/1/30 #	990,000	997,685
144A 3.268% 11/15/40 #	395,000	398,087
Steel Dynamics
2.40% 6/15/25	295,000	308,068
2.80% 12/15/24	510,000	539,413

WR Grace & Co. 144A 4.875% 6/15/27 #	115,000	118,976
		12,266,345
Brokerage — 1.42%
Charles Schwab 5.375% μ, ψ	915,000	993,736
Intercontinental Exchange 2.65% 9/15/40	985,000	986,773

Schedules of investments
Delaware Investment Grade Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Brokerage (continued)
Jefferies Group
2.75% 10/15/32	510,000	$504,737
4.15% 1/23/30	580,000	654,349
6.50% 1/20/43	515,000	653,342
		3,792,937
Capital Goods — 2.93%
Ball 2.875% 8/15/30	1,035,000	1,024,650
Berry Global 144A 4.875% 7/15/26 #	335,000	351,681
CCL Industries 144A 3.05% 6/1/30 #	590,000	630,623
General Electric 3.625% 5/1/30	1,975,000	2,053,839
GFL Environmental 144A 5.125% 12/15/26 #	475,000	494,641
Otis Worldwide
3.112% 2/15/40	840,000	901,608
3.362% 2/15/50	245,000	270,852

Reynolds Group Issuer 144A 4.00% 10/15/27 #	635,000	639,890
Waste Connections 2.60% 2/1/30	1,345,000	1,449,703
		7,817,487
Communications — 15.94%
Altice France 144A 5.125% 1/15/29 #	750,000	749,756
AMC Networks 4.75% 8/1/25	875,000	905,800
American Tower
1.875% 10/15/30	1,155,000	1,139,081
3.375% 5/15/24	2,435,000	2,637,832
AT&T
2.30% 6/1/27	630,000	662,263
3.10% 2/1/43	595,000	583,705
3.50% 6/1/41	1,292,000	1,364,747
3.65% 6/1/51	540,000	548,012
4.35% 3/1/29	782,000	919,166

Charter Communications Operating 3.70% 4/1/51	1,220,000	1,213,436
Comcast
3.20% 7/15/36	2,398,000	2,667,905
3.75% 4/1/40	522,000	611,493
Crown Castle International
2.25% 1/15/31	490,000	494,937
5.25% 1/15/23	1,635,000	1,797,460

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)

CSC Holdings 144A 4.125% 12/1/30 #	1,140,000	$1,163,085
Deutsche Telekom 144A 3.625% 1/21/50 #	1,345,000	1,494,372
Discovery Communications
144A 4.00% 9/15/55 #	1,027,047	1,038,598
5.20% 9/20/47	30,000	36,021
Level 3 Financing
144A 3.625% 1/15/29 #	350,000	346,281
144A 4.25% 7/1/28 #	800,000	813,056

Time Warner Cable 7.30% 7/1/38	1,825,000	2,585,051
Time Warner Entertainment 8.375% 3/15/23	1,650,000	1,940,280
T-Mobile USA
144A 2.55% 2/15/31 #	1,885,000	1,955,367
144A 3.00% 2/15/41 #	1,335,000	1,321,303
144A 4.375% 4/15/40 #	855,000	1,003,060
Verizon Communications
3.15% 3/22/30	370,000	418,849
4.50% 8/10/33	4,290,000	5,428,337
ViacomCBS
4.375% 3/15/43	2,815,000	2,992,212
4.95% 1/15/31	605,000	725,262

Virgin Media Secured Finance 144A 5.50% 5/15/29 #	1,023,000	1,099,766
Vodafone Group
4.25% 9/17/50	695,000	808,556
4.875% 6/19/49	870,000	1,084,079
		42,549,128
Consumer Cyclical — 3.43%
Amazon.com 2.50% 6/3/50	2,180,000	2,226,570
Best Buy 1.95% 10/1/30	820,000	816,326
Dollar Tree 4.00% 5/15/25	715,000	807,531
Ford Motor 8.50% 4/21/23	1,225,000	1,337,204
General Motors
5.40% 10/2/23	515,000	568,245
6.125% 10/1/25	515,000	599,036
6.25% 10/2/43	734,000	869,473

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
General Motors Financial
5.20% 3/20/23	970,000	$1,053,092
5.70% μ, ψ	465,000	467,906

Prime Security Services Borrower 144A 3.375% 8/31/27 #	440,000	423,775
		9,169,158
Consumer Non-Cyclical — 7.98%
AbbVie 144A 2.95% 11/21/26 #	3,250,000	3,545,195
Anheuser-Busch InBev Worldwide
4.15% 1/23/25	370,000	418,145
4.50% 6/1/50	990,000	1,192,925

BAT Capital 2.259% 3/25/28	570,000	572,349
BAT International Finance 1.668% 3/25/26	710,000	713,157
Biogen
2.25% 5/1/30	1,400,000	1,431,518
3.15% 5/1/50	1,455,000	1,440,561
CVS Health
2.70% 8/21/40	335,000	321,889
3.25% 8/15/29	725,000	804,246
4.78% 3/25/38	2,100,000	2,547,591

Energizer Holdings 144A 4.375% 3/31/29 #	562,000	569,025
Lamb Weston Holdings 144A 4.625% 11/1/24 #	117,000	122,265
Perrigo Finance Unlimited 4.375% 3/15/26	1,600,000	1,793,998
Regeneron Pharmaceuticals 1.75% 9/15/30	595,000	581,156
Royalty Pharma
144A 1.20% 9/2/25 #	715,000	713,586
144A 1.75% 9/2/27 #	820,000	820,616
Takeda Pharmaceutical
2.05% 3/31/30	735,000	746,267
3.025% 7/9/40	725,000	752,152
3.175% 7/9/50	725,000	746,382

Teleflex 144A 4.25% 6/1/28 #	705,000	730,556
Upjohn 144A 4.00% 6/22/50 #	685,000	733,115
		21,296,694
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric — 10.41%
CenterPoint Energy 2.95% 3/1/30	960,000	$1,053,279
CMS Energy 4.75% 6/1/50 μ	940,000	997,935
Dominion Energy 4.65% μ, ψ	1,835,000	1,860,963
Duke Energy 4.875% μ, ψ	1,335,000	1,413,949
Edison International
3.125% 11/15/22	985,000	1,016,569
4.95% 4/15/25	650,000	712,784

Entergy Mississippi 3.85% 6/1/49	280,000	338,351
Entergy Texas 3.55% 9/30/49	665,000	749,590
Evergy Kansas Central 3.45% 4/15/50	705,000	800,838
Eversource Energy 1.65% 8/15/30	545,000	543,962
FirstEnergy Transmission 144A 4.55% 4/1/49 #	1,445,000	1,697,908
IPALCO Enterprises 144A 4.25% 5/1/30 #	730,000	828,659
Liberty Utilities Finance GP 1 144A 2.05% 9/15/30 #	865,000	854,787
Louisville Gas and Electric 4.25% 4/1/49	1,985,000	2,490,454
National Rural Utilities Cooperative Finance 5.25% 4/20/46 μ	480,000	519,262
NRG Energy
144A 3.75% 6/15/24 #	650,000	694,746
144A 4.45% 6/15/29 #	1,040,000	1,149,106

Oglethorpe Power 144A 3.75% 8/1/50 #	1,025,000	1,023,158
Pacific Gas and Electric
2.10% 8/1/27	885,000	861,393
2.50% 2/1/31	545,000	520,552
3.30% 8/1/40	230,000	211,111
4.60% 6/15/43	435,000	437,783

San Diego Gas & Electric 3.32% 4/15/50	595,000	651,483
Southern 4.00% 1/15/51 μ	1,370,000	1,375,353
Southern California Edison
3.65% 2/1/50	750,000	783,405
4.875% 3/1/49	1,160,000	1,405,658

Schedules of investments
Delaware Investment Grade Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric (continued)
Vistra Operations
144A 3.55% 7/15/24 #	1,510,000	$1,609,316
144A 3.70% 1/30/27 #	845,000	888,714
144A 4.30% 7/15/29 #	290,000	316,219
		27,807,287
Energy — 12.52%
BP Capital Markets 4.875% μ, ψ	1,110,000	1,190,475
Cheniere Corpus Christi Holdings 7.00% 6/30/24	1,545,000	1,780,851
Continental Resources 5.00% 9/15/22	1,939,000	1,927,618
Enbridge 5.75% 7/15/80 μ	955,000	990,772
Energy Transfer Operating
6.25% 4/15/49	1,565,000	1,614,760
7.125% μ, ψ	1,630,000	1,289,738
Enterprise Products Operating
2.80% 1/31/30	922,000	978,436
3.20% 2/15/52	1,680,000	1,528,868
HollyFrontier
2.625% 10/1/23	680,000	682,266
4.50% 10/1/30	680,000	659,618

Marathon Oil 4.40% 7/15/27	2,000,000	1,990,922
MPLX
1.75% 3/1/26	345,000	344,836
4.125% 3/1/27	3,340,000	3,692,717
5.50% 2/15/49	745,000	834,887

Noble Energy 4.20% 10/15/49	1,365,000	1,636,356
NuStar Logistics 5.625% 4/28/27	859,000	850,410
ONEOK 7.50% 9/1/23	1,640,000	1,881,328
Pioneer Natural Resources 1.90% 8/15/30	1,780,000	1,675,229
Sabine Pass Liquefaction 5.75% 5/15/24	1,815,000	2,056,237
Schlumberger Investment 2.65% 6/26/30	1,380,000	1,399,440
Shell International Finance 3.25% 4/6/50	875,000	922,763
Targa Resources Partners 144A 4.875% 2/1/31 #	855,000	829,607
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	1,120,000	$1,161,595
Total Capital International 2.986% 6/29/41	1,440,000	1,505,828
		33,425,557
Finance Companies — 4.21%
AerCap Ireland Capital DAC
3.65% 7/21/27	500,000	458,314
4.50% 9/15/23	1,080,000	1,113,700
4.625% 10/15/27	500,000	485,629
6.50% 7/15/25	450,000	486,402
Air Lease
2.875% 1/15/26	1,135,000	1,117,015
3.00% 2/1/30	1,545,000	1,440,928
3.375% 7/1/25	500,000	511,014
Aviation Capital Group
144A 3.50% 11/1/27 #	2,700,000	2,419,444
144A 5.50% 12/15/24 #	1,730,000	1,786,229
Avolon Holdings Funding
144A 3.25% 2/15/27 #	435,000	388,969
144A 3.95% 7/1/24 #	1,075,000	1,022,019
		11,229,663
Insurance — 2.38%
Brighthouse Financial 4.70% 6/22/47	1,965,000	1,883,258
Brown & Brown 2.375% 3/15/31	465,000	470,213
Centene
3.375% 2/15/30	915,000	950,744
4.625% 12/15/29	640,000	691,171

Equitable Financial Life Global Funding 144A 1.40% 8/27/27 #	720,000	722,967
Equitable Holdings 4.95% μ, ψ	315,000	322,088
MetLife 3.85% μ, ψ	350,000	349,562
Prudential Financial 3.70% 10/1/50 μ	940,000	960,257
		6,350,260
Natural Gas — 0.30%
Sempra Energy 4.875% μ, ψ	790,000	813,700
		813,700

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Real Estate Investment Trusts — 0.82%
CubeSmart 3.00% 2/15/30	2,050,000	$2,202,596
		2,202,596
Technology — 9.47%
Alphabet
1.90% 8/15/40	670,000	644,982
2.05% 8/15/50	700,000	654,081

Broadcom 4.15% 11/15/30	1,300,000	1,462,487
Citrix Systems 3.30% 3/1/30	1,335,000	1,428,211
CoStar Group 144A 2.80% 7/15/30 #	865,000	897,180
Fiserv
2.65% 6/1/30	870,000	937,902
3.20% 7/1/26	1,825,000	2,029,786

Gartner 144A 3.75% 10/1/30 #	181,000	183,430
Global Payments 2.65% 2/15/25	3,005,000	3,190,434
HP
2.20% 6/17/25	1,050,000	1,101,629
3.00% 6/17/27	785,000	849,464

Iron Mountain 144A 5.25% 7/15/30 #	877,000	915,917
KLA 3.30% 3/1/50	2,980,000	3,137,885
Lam Research 2.875% 6/15/50	1,015,000	1,053,590
Microchip Technology
3.922% 6/1/21	435,000	444,563
4.333% 6/1/23	3,110,000	3,352,034
NXP
144A 2.70% 5/1/25 #	140,000	148,374
144A 3.40% 5/1/30 #	270,000	296,192
144A 4.30% 6/18/29 #	241,000	278,426

PayPal Holdings 2.65% 10/1/26	600,000	655,075
ServiceNow 1.40% 9/1/30	750,000	730,933
SS&C Technologies 144A 5.50% 9/30/27 #	836,000	889,479
		25,282,054
Transportation — 1.27%
Delta Air Lines
144A 7.00% 5/1/25 #	215,000	236,357
7.375% 1/15/26	690,000	724,300
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation (continued)
Southwest Airlines
5.125% 6/15/27	1,460,000	$1,593,337
5.25% 5/4/25	760,000	838,058
		3,392,052
Utilities — 0.90%
Essential Utilities
2.704% 4/15/30	535,000	573,238
3.351% 4/15/50	520,000	557,126
4.276% 5/1/49	1,033,000	1,277,921
		2,408,285
Total Corporate Bonds (cost $251,725,982)		259,459,706

Loan Agreements — 0.30%
Zayo Group Holdings 3.147% LIBOR01M + 3.00% 3/9/27 •	810,925	788,858
Total Loan Agreements (cost $809,039)		788,858
	Number of shares
Preferred Stock — 0.70%
Morgan Stanley 4.085% (LIBOR03M + 3.81%) •	1,905,000	1,872,826
Total Preferred Stock (cost $1,933,575)		1,872,826

Short-Term Investments — 1.11%
Money Market Mutual Funds — 1.11%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	742,243	742,243
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	742,242	742,242

Schedules of investments
Delaware Investment Grade Fund
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	742,242	$742,242
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	742,242	742,242
Total Short-Term Investments (cost $2,968,969)		2,968,969
Total Value of Securities—100.07% (cost $259,550,056)		$267,203,573
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of Rule 144A securities was $52,981,531, which represents 19.84% of the Fund net assets. See Note 11 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of par.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

The following futures contracts were outstanding at September 30, 2020:1
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
105	US Treasury 10 yr Notes	$14,650,781	$14,635,454	12/21/20	$15,327	$(26,250)
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
Summary of abbreviations: (continued)
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Delaware Limited Duration Bond Fund
September 30, 2020
	Principal amount°	Value (US $)
Agency Commercial Mortgage-Backed Security — 1.77%
Freddie Mac Multifamily Structured Pass Through Certificates Series K734 A1 3.139% 6/25/25 ♦	2,933,540	$3,161,785
Total Agency Commercial Mortgage-Backed Security (cost $2,992,208)		3,161,785

Agency Mortgage-Backed Securities — 11.29%
Fannie Mae S.F. 30 yr
4.50% 2/1/44	1,522,165	1,743,292
4.50% 4/1/44	1,749,289	2,003,426
4.50% 11/1/44	1,825,847	2,058,612
4.50% 10/1/45	4,121,261	4,621,161
5.00% 7/1/47	3,955,000	4,550,558
5.00% 5/1/48	2,738,951	3,035,492
5.50% 5/1/44	108,029	127,151
Freddie Mac S.F. 30 yr
4.50% 7/1/45	349,730	392,796
5.00% 8/1/48	1,480,721	1,627,918
Total Agency Mortgage-Backed Securities (cost $19,671,456)		20,160,406

Collateralized Debt Obligations — 2.07%
Cedar Funding IX CLO Series 2018-9A A1 144A 1.252% (LIBOR03M + 0.98%, Floor 0.98%) 4/20/31 #, •	925,000	913,803
Octagon Investment Partners 33 Series 2017-1A A1 144A 1.462% (LIBOR03M + 1.19%) 1/20/31 #, •	300,000	298,380
Octagon Investment Partners 48 Series 2020-3A A 144A 1.732% (LIBOR03M + 1.50%, Floor 1.50%) 10/20/31 #, •	900,000	900,000
	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)
Sound Point CLO XXI Series 2018-3A A1A 144A 1.425% (LIBOR03M + 1.18%, Floor 1.18%) 10/26/31 #, •	900,000	$892,160
Venture 34 CLO Series 2018-34A A 144A 1.505% (LIBOR03M + 1.23%, Floor 1.23%) 10/15/31 #, •	700,000	691,515
Total Collateralized Debt Obligations (cost $3,695,501)		3,695,858

Corporate Bonds — 44.26%
Banking — 16.54%
Ally Financial 5.75% 11/20/25	740,000	831,997
Banco Santander 3.50% 4/11/22	1,200,000	1,244,938
Bank of America 3.458% 3/15/25 μ	1,500,000	1,626,999
Bank of Montreal 1.85% 5/1/25	260,000	271,427
Barclays Bank 1.70% 5/12/22	240,000	244,019
Citizens Financial Group 2.85% 7/27/26	920,000	1,016,165
Credit Agricole 144A 1.907% 6/16/26 #, μ	280,000	286,747
DNB Boligkreditt 144A 2.50% 3/28/22 #	4,500,000	4,640,426
Goldman Sachs Group
3.50% 4/1/25	135,000	149,167
5.75% 1/24/22	4,000,000	4,271,098
Huntington National Bank
2.50% 8/7/22	285,000	295,395
3.125% 4/1/22	910,000	945,130
JPMorgan Chase & Co.
4.023% 12/5/24 μ	3,410,000	3,752,853
4.60% μ, ψ	130,000	127,563
KeyBank
2.40% 6/9/22	250,000	258,333
3.18% 5/22/22	655,000	682,437

Schedules of investments
Delaware Limited Duration Bond Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Morgan Stanley
1.463% (LIBOR03M + 1.22%) 5/8/24 •	1,290,000	$1,305,081
2.188% 4/28/26 μ	310,000	324,996
2.75% 5/19/22	120,000	124,405
3.622% 4/1/31 μ	230,000	263,256
3.737% 4/24/24 μ	350,000	376,866

PNC Bank 2.70% 11/1/22	455,000	475,488
Regions Financial
2.75% 8/14/22	300,000	312,063
3.80% 8/14/23	235,000	254,979

Truist Bank 2.636% 9/17/29 μ	1,015,000	1,053,368
Truist Financial 2.70% 1/27/22	1,650,000	1,698,821
UBS 144A 1.75% 4/21/22 #	200,000	203,693
UBS Group
144A 2.65% 2/1/22 #	580,000	596,788
144A 3.00% 4/15/21 #	1,605,000	1,627,744

US Bank 3.40% 7/24/23	250,000	270,181
		29,532,423
Basic Industry — 3.02%
Avient 144A 5.75% 5/15/25 #	688,000	730,140
DuPont de Nemours 2.169% 5/1/23	710,000	717,054
First Quantum Minerals 144A 7.50% 4/1/25 #	500,000	495,180
Georgia-Pacific
144A 1.75% 9/30/25 #	215,000	224,267
144A 5.40% 11/1/20 #	2,587,000	2,597,214

Kraton Polymers 144A 7.00% 4/15/25 #	443,000	452,691
LYB International Finance III 2.875% 5/1/25	170,000	182,355
		5,398,901
Brokerage — 0.22%
National Securities Clearing 144A 1.20% 4/23/23 #	390,000	397,111
		397,111
Capital Goods — 3.21%
General Dynamics 3.00% 5/11/21	930,000	945,654
General Electric 3.45% 5/1/27	185,000	195,831
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
GFL Environmental 144A 3.75% 8/1/25 #	250,000	$249,844
L3Harris Technologies 3.85% 6/15/23	225,000	243,736
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	771,000	774,855
Otis Worldwide 2.056% 4/5/25	425,000	447,066
Roper Technologies 2.35% 9/15/24	2,050,000	2,169,884
Spirit AeroSystems 144A 5.50% 1/15/25 #	250,000	252,031
WESCO Distribution 144A 7.125% 6/15/25 #	421,000	459,153
		5,738,054
Communications — 2.78%
Consolidated Communications 6.50% 10/1/22	500,000	500,662
Crown Castle International 5.25% 1/15/23	675,000	742,071
Fox 4.03% 1/25/24	2,985,000	3,288,821
T-Mobile USA
144A 1.50% 2/15/26 #	185,000	185,750
144A 3.50% 4/15/25 #	220,000	241,608
		4,958,912
Consumer Cyclical — 2.17%
Ford Motor 8.50% 4/21/23	703,000	767,391
General Motors Financial
3.45% 4/10/22	960,000	987,144
4.15% 6/19/23	575,000	609,674

MGM Resorts International 5.75% 6/15/25	500,000	525,337
Prime Security Services Borrower 144A 5.25% 4/15/24 #	679,000	712,526
VF 2.40% 4/23/25	250,000	265,419
		3,867,491
Consumer Non-Cyclical — 3.35%
AbbVie 144A 2.60% 11/21/24 #	710,000	753,675
Anheuser-Busch InBev Worldwide 4.15% 1/23/25	2,435,000	2,751,846

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CVS Health
3.35% 3/9/21	635,000	$643,342
3.70% 3/9/23	238,000	255,022

Diageo Capital 1.375% 9/29/25	365,000	374,251
Mondelez International 2.125% 4/13/23	245,000	254,431
Royalty Pharma
144A 1.20% 9/2/25 #	220,000	219,565
144A 1.75% 9/2/27 #	145,000	145,109

Tenet Healthcare 5.125% 5/1/25	449,000	450,010
Upjohn
144A 1.65% 6/22/25 #	75,000	76,877
144A 2.30% 6/22/27 #	60,000	62,054
		5,986,182
Electric — 4.83%
Avangrid 3.20% 4/15/25	380,000	418,588
Cleveland Electric Illuminating 5.50% 8/15/24	1,150,000	1,332,646
Duke Energy
1.80% 9/1/21	1,065,000	1,078,143
4.875% μ, ψ	460,000	487,203

Entergy 4.00% 7/15/22	845,000	891,503
Entergy Louisiana 4.05% 9/1/23	905,000	990,909
ITC Holdings 2.70% 11/15/22	1,755,000	1,831,617
NRG Energy 144A 3.75% 6/15/24 #	690,000	737,499
Pacific Gas and Electric 2.10% 8/1/27	115,000	111,932
Vistra Operations 144A 3.55% 7/15/24 #	705,000	751,369
		8,631,409
Energy — 2.95%
Continental Resources 3.80% 6/1/24	476,000	442,494
Marathon Oil 2.80% 11/1/22	545,000	558,437
MPLX 1.75% 3/1/26	150,000	149,929
NuStar Logistics 5.75% 10/1/25	442,000	457,603
Occidental Petroleum 2.70% 2/15/23	504,000	462,420
ONEOK 7.50% 9/1/23	1,330,000	1,525,711
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
Sabine Pass Liquefaction 5.75% 5/15/24	585,000	$662,754
Schlumberger Holdings 144A 3.75% 5/1/24 #	930,000	1,010,409
		5,269,757
Finance Companies — 3.06%
AerCap Ireland Capital 3.15% 2/15/24	760,000	754,202
Aviation Capital Group 144A 2.875% 1/20/22 #	485,000	481,393
Avolon Holdings Funding 144A 3.95% 7/1/24 #	3,285,000	3,123,100
DAE Funding 144A 5.75% 11/15/23 #	500,000	505,625
GE Capital Funding 144A 3.45% 5/15/25 #	365,000	390,984
USAA Capital 144A 1.50% 5/1/23 #	200,000	205,216
		5,460,520
Insurance — 0.28%
Equitable Holdings 3.90% 4/20/23	465,000	499,824
		499,824
Natural Gas — 0.09%
NiSource 0.95% 8/15/25	165,000	165,068
		165,068
Technology — 1.18%
Broadcom
3.15% 11/15/25	200,000	215,966
4.70% 4/15/25	125,000	142,156

Global Payments 2.65% 2/15/25	430,000	456,535
International Business Machines 3.00% 5/15/24	390,000	422,861
Microchip Technology
3.922% 6/1/21	145,000	148,188
4.333% 6/1/23	615,000	662,862

NXP 144A 2.70% 5/1/25 #	45,000	47,692
		2,096,260

Schedules of investments
Delaware Limited Duration Bond Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation — 0.58%
Delta Air Lines 144A 7.00% 5/1/25 #	936,000	$1,028,977
		1,028,977
Total Corporate Bonds (cost $77,072,142)		79,030,889

Non-Agency Asset-Backed Securities — 20.53%
Americredit Automobile Receivables Trust Series 2019-1 B 3.13% 2/18/25	1,200,000	1,245,591
ARI Fleet Lease Trust Series 2019-A A2B 144A 0.632% (LIBOR01M + 0.48%) 11/15/27 #, •	3,623,976	3,625,176
BMW Vehicle Lease Trust Series 2018-1 A3 3.26% 7/20/21	441,483	443,566
CarMax Auto Owner Trust
Series 2018-2 B 3.37% 10/16/23	1,850,000	1,927,882
Series 2019-2 A3 2.68% 3/15/24	2,000,000	2,055,164

Citibank Credit Card Issuance Trust Series 2018-A1 A1 2.49% 1/20/23	6,030,000	6,071,137
Ford Credit Auto Owner Trust Series 2017-2 A 144A 2.36% 3/15/29 #	2,000,000	2,071,493
GM Financial Automobile Leasing Trust
Series 2018-2 B 3.31% 4/20/22	1,400,000	1,402,129
Series 2018-3 A3 3.18% 6/21/21	475,832	476,690

Hertz Vehicle Financing II Series 2017-1A A 144A 2.96% 10/25/21 #	585,642	588,519
John Deere Owner Trust Series 2019-A A3 2.91% 7/17/23	8,000,000	8,180,034
Kubota Credit Owner Trust Series 2018-1A A3 144A 3.10% 8/15/22 #	2,333,304	2,367,046
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Mercedes-Benz Auto Lease Trust Series 2019-B A2 2.01% 12/15/21	1,146,126	$1,150,483
Nissan Auto Receivables Owner Trust Series 2019-B A3 2.50% 11/15/23	2,000,000	2,049,503
Tesla Auto Lease Trust Series 2018-B A 144A 3.71% 8/20/21 #	2,967,376	2,995,237
Total Non-Agency Asset-Backed Securities (cost $36,161,240)		36,649,650

US Treasury Obligations — 19.70%
US Treasury Bond 1.375% 8/15/50	35,000	34,251
US Treasury Floating Rate Notes 0.249% (USBMMY3M + 0.15%) 1/31/22 •	12,000,000	12,021,235
US Treasury Notes
0.25% 7/31/25	16,990,000	16,975,399
0.625% 8/15/30	3,345,000	3,325,923
1.625% 12/31/21	2,770,000	2,821,180
Total US Treasury Obligations (cost $35,078,276)		35,177,988
	Number of shares
Short-Term Investments — 0.48%
Money Market Mutual Funds — 0.48%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	213,130	213,130
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	213,131	213,131

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	213,131	$213,131
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	213,131	213,131
Total Short-Term Investments (cost $852,523)		852,523
Total Value of Securities—100.10% (cost $175,523,346)		$178,729,099
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of Rule 144A securities was $40,010,641, which represents 22.41% of the Fund net assets. See Note 11 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
Summary of abbreviations:
CLO – Collateralized Loan Obligation
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
S.F. – Single Family
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Strategic Income II Fund
September 30, 2020
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 8.95%
Fannie Mae Connecticut Avenue Securities
Series 2018-C03 1M2 2.298% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 •	1,006,652	$987,294
Series 2018-C05 1M2 2.498% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 •	1,070,962	1,050,459

Freddie Mac Structured Agency Credit Risk Debt Notes Series 2018-HQA1 M2 2.448% (LIBOR01M + 2.30%) 9/25/30 •	1,073,820	1,056,259
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2019-HQA4 M2 144A 2.198% (LIBOR01M + 2.05%) 11/25/49 #, •	1,411,243	1,392,789
Series 2020-DNA2 M2 144A 1.998% (LIBOR01M + 1.85%, Floor 1.85%) 2/25/50 #, •	2,000,000	1,947,073
Series 2020-HQA2 M2 144A 3.248% (LIBOR01M + 3.10%) 3/25/50 #, •	2,500,000	2,462,412
Total Agency Collateralized Mortgage Obligations (cost $9,088,141)		8,896,286

Agency Commercial Mortgage-Backed Security — 1.05%
FREMF Mortgage Trust Series 2015-K721 B 144A 3.681% 11/25/47 #, •	1,000,000	1,040,039
Total Agency Commercial Mortgage-Backed Security (cost $1,043,438)		1,040,039

	Principal amount°	Value (US $)

Collateralized Debt Obligations — 2.10%
Cedar Funding IX CLO Series 2018-9A A1 144A 1.252% (LIBOR03M + 0.98%, Floor 0.98%) 4/20/31 #, •	500,000	$493,948
Octagon Investment Partners 33 Series 2017-1A A1 144A 1.462% (LIBOR03M + 1.19%) 1/20/31 #, •	500,000	497,299
Octagon Investment Partners 48 Series 2020-3A A 144A 1.732% (LIBOR03M + 1.50%, Floor 1.50%) 10/20/31 #, •	300,000	300,000
Sound Point CLO XXI Series 2018-3A A1A 144A 1.425% (LIBOR03M + 1.18%, Floor 1.18%) 10/26/31 #, •	500,000	495,644
Venture 34 CLO Series 2018-34A A 144A 1.505% (LIBOR03M + 1.23%, Floor 1.23%) 10/15/31 #, •	300,000	296,364
Total Collateralized Debt Obligations (cost $2,081,675)		2,083,255

Convertible Bonds — 1.72%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	1,079,000	948,142
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	1,046,000	758,626
Total Convertible Bonds (cost $1,752,886)		1,706,768

Corporate Bonds — 55.65%
Banking — 8.78%
Ally Financial 5.75% 11/20/25	190,000	213,621
Banco Mercantil del Norte 144A 8.375% #, μ, ψ	500,000	523,250
Banistmo 144A 4.25% 7/31/27 #	800,000	814,608

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Bank of America 5.125% μ, ψ	510,000	$525,275
Bank of New York Mellon 4.70% μ, ψ	120,000	127,620
Barclays 5.20% 5/12/26	202,000	224,549
BBVA Bancomer 144A 6.75% 9/30/22 #	667,000	719,860
Citizens Financial Group 5.65% μ, ψ	85,000	88,856
Credit Suisse Group 144A 6.25% #, μ, ψ	1,050,000	1,128,054
Deutsche Bank
2.222% 9/18/24 μ	150,000	151,092
3.547% 9/18/31 μ	150,000	151,046

JPMorgan Chase & Co. 5.00% μ, ψ	255,000	254,780
Natwest Group 8.625% μ, ψ	1,150,000	1,181,303
Popular 6.125% 9/14/23	1,301,000	1,377,297
Truist Financial 4.95% μ, ψ	95,000	100,225
UBS Group 6.875% μ, ψ	565,000	573,907
USB Capital IX 3.50% (LIBOR03M + 1.02%) ψ, •	600,000	562,953
		8,718,296
Basic Industry — 9.64%
AngloGold Ashanti Holdings 3.75% 10/1/30	500,000	510,969
Avient 144A 5.75% 5/15/25 #	84,000	89,145
BHP Billiton Finance USA 144A 6.25% 10/19/75 #, μ	1,130,000	1,130,379
CSN Islands XI 144A 6.75% 1/28/28 #	655,000	630,077
First Quantum Minerals
144A 6.875% 10/15/27 #	800,000	771,640
144A 7.50% 4/1/25 #	200,000	198,072

Freeport-McMoRan 5.45% 3/15/43	1,626,000	1,808,307
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	568,000	663,140
GUSAP III 144A 4.25% 1/21/30 #	1,180,000	1,230,445
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)

Hudbay Minerals 144A 7.625% 1/15/25 #	393,000	$400,640
Methanex 5.25% 12/15/29	665,000	658,766
Metinvest 144A 7.65% 10/1/27 #	260,000	253,797
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	564,000	600,449
Suzano Austria 3.75% 1/15/31	365,000	366,351
Vedanta Holdings Mauritius II 144A 13.00% 8/21/23 #	260,000	268,012
		9,580,189
Brokerage — 1.42%
Charles Schwab 5.375% μ, ψ	90,000	97,744
Jefferies Group 6.50% 1/20/43	1,035,000	1,313,027
		1,410,771
Capital Goods — 3.07%
Boise Cascade 144A 4.875% 7/1/30 #	156,000	167,700
General Electric 3.625% 5/1/30	280,000	291,177
GFL Environmental 144A 3.75% 8/1/25 #	54,000	53,966
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	565,000	588,959
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	160,000	160,800
Reynolds Group Issuer 144A 4.00% 10/15/27 #	360,000	362,772
Spirit AeroSystems 144A 5.50% 1/15/25 #	321,000	323,608
Standard Industries
144A 3.375% 1/15/31 #	94,000	92,954
144A 5.00% 2/15/27 #	19,000	19,815

TransDigm 144A 6.25% 3/15/26 #	165,000	173,218
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #	500,000	510,380

Schedules of investments
Delaware Strategic Income II Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
United Rentals North America
3.875% 2/15/31	146,000	$148,464
4.00% 7/15/30	32,000	32,760

WESCO Distribution 144A 7.25% 6/15/28 #	115,000	126,164
		3,052,737
Communications — 4.90%
Altice Financing 144A 5.00% 1/15/28 #	635,000	617,579
AMC Networks 4.75% 8/1/25	537,000	555,902
Charter Communications Operating 4.80% 3/1/50	90,000	103,375
Clear Channel Worldwide Holdings 9.25% 2/15/24	50,000	48,600
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	340,000	355,725
Netflix 144A 3.625% 6/15/25 #	160,000	167,440
Nexstar Broadcasting 144A 4.75% 11/1/28 #	170,000	173,825
Sirius XM Radio 144A 4.625% 7/15/24 #	147,000	152,237
Sprint 7.875% 9/15/23	570,000	654,146
Terrier Media Buyer 144A 8.875% 12/15/27 #	105,000	105,984
Time Warner Cable 7.30% 7/1/38	480,000	679,904
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	545,000	532,781
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	200,000	204,375
Windstream Escrow 144A 7.75% 8/15/28 #	525,000	517,125
		4,868,998
Consumer Cyclical — 5.71%
Allison Transmission 144A 5.875% 6/1/29 #	495,000	536,018
Caesars Entertainment 144A 6.25% 7/1/25 #	130,000	135,688
Ford Motor Credit 4.542% 8/1/26	200,000	199,476
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Future Retail 144A 5.60% 1/22/25 #		630,000	$535,500
General Motors 6.125% 10/1/25		55,000	63,975
General Motors Financial
2.20% 4/1/24	EUR	450,000	543,265
5.70% μ, ψ		55,000	55,344

HTA Group 144A 7.00% 12/18/25 #		540,000	567,675
JSM Global 144A 4.75% 10/20/30 #		500,000	500,255
L Brands 144A 9.375% 7/1/25 #		160,000	183,800
M/I Homes 5.625% 8/1/25		644,000	668,887
MGM Resorts International 5.75% 6/15/25		110,000	115,574
Prime Security Services Borrower 144A 5.75% 4/15/26 #		991,000	1,061,951
Scientific Games International 144A 8.25% 3/15/26 #		480,000	503,143
			5,670,551
Consumer Non-Cyclical — 2.81%
Aramark Services 144A 5.00% 2/1/28 #		105,000	105,960
Bausch Health
144A 5.50% 11/1/25 #		120,000	122,970
144A 6.25% 2/15/29 #		134,000	138,020

CHS 144A 8.125% 6/30/24 #		230,000	168,475
Encompass Health
4.50% 2/1/28		70,000	70,468
4.75% 2/1/30		49,000	49,795

Energizer Holdings 144A 4.375% 3/31/29 #		103,000	104,288
MHP 144A 6.95% 4/3/26 #		566,000	570,392
Pilgrim's Pride 144A 5.875% 9/30/27 #		113,000	116,814
Post Holdings 144A 4.625% 4/15/30 #		70,000	72,100
Rede D'or Finance 144A 4.50% 1/22/30 #		765,000	725,794

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Tenet Healthcare
5.125% 5/1/25	180,000	$180,405
144A 6.125% 10/1/28 #	105,000	102,441
6.875% 11/15/31	270,000	265,561
		2,793,483
Energy — 7.33%
Continental Resources 5.00% 9/15/22	765,000	760,509
Energy Transfer Operating 7.125% μ, ψ	545,000	431,231
Enterprise Products Operating 3.20% 2/15/52	320,000	291,213
Grupo Energia Bogota 144A 4.875% 5/15/30 #	300,000	335,775
KazMunayGas National JSC 144A 6.375% 10/24/48 #	459,000	587,520
KazTransGas JSC 144A 4.375% 9/26/27 #	570,000	616,107
Lukoil Securities 144A 3.875% 5/6/30 #	620,000	656,456
Marathon Oil 4.40% 7/15/27	760,000	756,550
MPLX 5.50% 2/15/49	295,000	330,593
NuStar Logistics 6.375% 10/1/30	90,000	93,600
Oleoducto Central 144A 4.00% 7/14/27 #	530,000	550,803
PDC Energy 5.75% 5/15/26	100,000	93,500
Petrobras Global Finance 5.60% 1/3/31	410,000	438,325
Petroleos Mexicanos 6.50% 1/23/29	563,000	504,589
Southwestern Energy 7.75% 10/1/27	855,000	831,402
		7,278,173
Finance Companies — 0.55%
Aviation Capital Group 144A 5.50% 12/15/24 #	525,000	542,064
		542,064
Insurance — 2.70%
AssuredPartners 144A 7.00% 8/15/25 #	674,000	688,602
		Principal amount°	Value (US $)

Corporate Bonds (continued)
Insurance (continued)
Brighthouse Financial
4.70% 6/22/47		595,000	$570,249
5.625% 5/15/30		70,000	81,842

HUB International 144A 7.00% 5/1/26 #		514,000	533,149
MetLife 3.85% μ, ψ		130,000	129,837
USI 144A 6.875% 5/1/25 #		665,000	675,384
			2,679,063
Natural Gas — 0.09%
Sempra Energy 4.875% μ, ψ		85,000	87,550
			87,550
Real Estate — 1.05%
Aroundtown 2.00% 11/2/26	EUR	400,000	496,936
Iron Mountain 144A 5.25% 7/15/30 #		525,000	548,297
			1,045,233
Technology — 1.47%
Black Knight InfoServ 144A 3.625% 9/1/28 #		24,000	24,300
Broadcom 4.15% 11/15/30		45,000	50,624
CDK Global 5.875% 6/15/26		60,000	62,689
CommScope Technologies 144A 5.00% 3/15/27 #		1,270,000	1,221,581
Gartner 144A 3.75% 10/1/30 #		105,000	106,410
			1,465,604
Transportation — 3.04%
Aerovias de Mexico 144A 7.00% 2/5/25 #, ‡		625,000	153,125
ASG Finance Designated Activity 144A 7.875% 12/3/24 #		645,000	467,657
Delta Air Lines 144A 7.00% 5/1/25 #		1,020,000	1,121,321
Grupo Aeromexico DIP 0.01% 12/31/21 =		40,000	40,000
Mileage Plus Holdings 144A 6.50% 6/20/27 #		450,000	469,688
Rutas 2 and 7 Finance 144A 3.241% 9/30/36 #, ^		705,000	502,313

Schedules of investments
Delaware Strategic Income II Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation (continued)
Southwest Airlines
5.125% 6/15/27	160,000	$174,612
5.25% 5/4/25	80,000	88,217
		3,016,933
Utilities — 3.09%
Calpine
144A 5.00% 2/1/31 #	105,000	107,223
144A 5.125% 3/15/28 #	201,000	208,319
144A 5.25% 6/1/26 #	1,288,000	1,342,025

Duke Energy 4.875% μ, ψ	410,000	434,247
NRG Energy 144A 4.45% 6/15/29 #	485,000	535,881
Pacific Gas and Electric 3.30% 8/1/40	68,000	62,416
PG&E 5.25% 7/1/30	210,000	203,438
Vistra Operations 144A 5.50% 9/1/26 #	165,000	172,425
		3,065,974
Total Corporate Bonds (cost $54,092,385)		55,275,619

Non-Agency Collateralized Mortgage Obligations — 11.26%
Connecticut Avenue Securities Trust
Series 2019-R07 1M2 144A 2.248% (LIBOR01M + 2.10%) 10/25/39 #, •	1,250,659	1,243,793
Series 2020-R01 1M2 144A 2.198% (LIBOR01M + 2.05%, Floor 2.05%) 1/25/40 #, •	1,500,000	1,469,750

GS Mortgage-Backed Securities Trust Series 2020-PJ1 A1 144A 3.50% 5/25/50 #, •	1,144,047	1,163,874
JPMorgan Mortgage Trust Series 2020-2 A3 144A 3.50% 7/25/50 #, •	1,583,989	1,633,150
Sequoia Mortgage Trust
Series 2014-1 B3 144A 3.916% 4/25/44 #, •	1,256,552	1,292,819
Series 2017-5 B2 144A 3.825% 8/25/47 #, •	1,386,183	1,451,643
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2017-6 B2 144A 3.743% 9/25/47 #, •	1,387,563	$1,459,952
Series 2017-7 B2 144A 3.736% 10/25/47 #, •	1,393,185	1,466,593
Total Non-Agency Collateralized Mortgage Obligations (cost $11,175,290)		11,181,574

Non-Agency Commercial Mortgage-Backed Securities — 5.65%
DB-JPM Mortgage Trust
Series 2016-C1 B 4.195% 5/10/49 •	1,000,000	1,060,799
Series 2020-C9 B 2.567% 9/15/53	1,250,000	1,295,624
GS Mortgage Securities Trust
Series 2017-GS6 B 3.869% 5/10/50	1,500,000	1,661,042
Series 2020-GC47 B 3.571% 5/12/53 •	1,500,000	1,596,797
Total Non-Agency Commercial Mortgage-Backed Securities (cost $5,564,460)		5,614,262

Loan Agreements — 4.55%
Acrisure Tranche B 3.647% (LIBOR01M + 3.50%) 2/15/27 •	223,466	216,443
Applied Systems 2nd Lien 8.00% (LIBOR03M + 7.00%) 9/19/25 •	325,000	330,281
AssuredPartners 3.647% (LIBOR01M + 3.50%) 2/12/27 •	336,522	327,352
AthenaHealth Tranche B 1st Lien 4.75% (LIBOR03M + 4.50%) 2/11/26 •	336,583	332,796
Blue Ribbon 1st Lien 5.00% (LIBOR01M + 4.00%) 11/15/21 •	150,000	139,313
Buckeye Partners 2.897% (LIBOR01M + 2.75%) 11/1/26 •	221,537	217,937
BWay Holding 3.523% (LIBOR03M + 3.25%) 4/3/24 •	207,852	196,745

	Principal amount°	Value (US $)

Loan Agreements (continued)
Connect US Finco 5.50% (LIBOR01M + 4.50%) 12/12/26 •	208,950	$203,073
Frontier Communications Tranche B-1 6.00% (LIBOR03M + 2.75%) 6/17/24 •	788,104	778,253
Gentiva Health Services Tranche B 3.438% (LIBOR01M + 3.25%) 7/2/25 •	267,972	262,947
Global Medical Response TBD 9/24/25 X	150,000	146,937
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 •	558,600	556,505
Informatica 2nd Lien 7.125% (LIBOR03M + 7.125%) 2/14/25 •	77,000	78,444
Stars Group Holdings 3.72% (LIBOR03M + 3.50%) 7/10/25 •	113,809	113,975
Terrier Media Buyer 4.397% (LIBOR01M + 4.25%) 12/17/26 •	37,715	36,876
Ultimate Software Group 1st Lien 3.897% (LIBOR01M + 3.75%) 5/4/26 •	312,662	310,635
Verscend Holding Tranche B 4.647% (LIBOR01M + 4.50%) 8/27/25 •	272,221	270,746
Total Loan Agreements (cost $4,513,448)		4,519,258

Sovereign Bonds — 5.67%
Brazil — 0.54%
Brazilian Government International Bond
4.75% 1/14/50	550,000	535,499
		535,499
Egypt — 1.12%
Egypt Government International Bond
144A 5.75% 5/29/24 #	517,000	529,872
144A 7.60% 3/1/29 #	564,000	580,005
		1,109,877
	Principal amount°	Value (US $)

Sovereign Bonds (continued)
El Salvador — 0.51%
El Salvador Government International Bond
144A 7.65% 6/15/35 #	584,000	$506,036
		506,036
Honduras — 0.49%
Honduras Government International Bond
144A 5.625% 6/24/30 #	456,000	489,972
		489,972
Ivory Coast — 0.54%
Ivory Coast Government International Bond
144A 6.125% 6/15/33 #	574,000	539,239
		539,239
Mongolia — 0.67%
Mongolia Government International Bond
144A 5.625% 5/1/23 #	647,000	667,231
		667,231
Paraguay — 0.58%
Paraguay Government International Bond
144A 4.95% 4/28/31 #	500,000	578,250
		578,250
Senegal — 0.54%
Senegal Government International Bond
144A 6.75% 3/13/48 #	564,000	536,158
		536,158
Uzbekistan — 0.68%
Republic of Uzbekistan Bond
144A 4.75% 2/20/24 #	636,000	670,979
		670,979
Total Sovereign Bonds (cost $5,505,412)		5,633,241

Supranational Bank — 0.64%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	605,000	636,012
Total Supranational Bank (cost $636,460)		636,012

Schedules of investments
Delaware Strategic Income II Fund
	Number of shares	Value (US $)
Preferred Stock — 0.32%
Morgan Stanley 4.085% (LIBOR03M + 3.81%) •	325,000	$319,511
Total Preferred Stock (cost $330,242)		319,511

Short-Term Investments — 3.64%
Money Market Mutual Funds — 3.64%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	902,667	902,667
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	902,667	902,667
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	902,667	902,667
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	902,667	902,667
Total Short-Term Investments (cost $3,610,668)		3,610,668
Total Value of Securities—101.20% (cost $99,394,505)		$100,516,493
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of Rule 144A securities was $59,087,580, which represents 59.49% of the Fund net assets. See Note 11 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
‡	Non-income producing security. Security is currently in default.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
X	This loan will settle after September 30, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at September 30, 2020:
Borrower	Principal Amount	Cost	Value	Unrealized Appreciation (Depreciation)
Grupo Aeromexico DIP2 0.01% 12/31/21	$230,000	$230,000	$230,000	$—
Grupo Aeromexico DIP1 0.01% 12/31/21	40,000	40,000	40,000	—

The following foreign currency exchange contracts and futures contracts were outstanding at September 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
TD	EUR	(905,000)	USD	1,076,914	1/15/21	$13,058	$—
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
15	US Treasury 10 yr Ultra Notes	$2,398,828	$2,401,443	12/21/20	$(2,615)	$(7,031)
(7)	US Treasury 10 yr Notes	(976,719)	(975,677)	12/21/20	(1,042)	1,750
Total Futures Contracts			$1,425,766		$(3,657)	$(5,281)
The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DIP – Debtor in Possession
EUR – European Monetary Unit
FREMF – Freddie Mac Multifamily
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JSC – Joint Stock Company
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
REMIC – Real Estate Mortgage Investment Conduit
TBD – To be determined
TD – TD Bank
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Covered Call Strategy Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock♦ — 102.04%
Communication Services — 11.16%
Alphabet Class A ~, †	4,600	$6,741,760
AT&T ~	61,300	1,747,663
Facebook Class A ~, †	26,900	7,045,110
Verizon Communications ~	38,400	2,284,416
		17,818,949
Consumer Discretionary — 10.53%
Booking Holdings ~, †	1,800	3,079,224
Home Depot ~	35,900	9,969,789
Whirlpool ~	20,500	3,769,745
		16,818,758
Consumer Staples — 9.16%
Costco Wholesale ~	19,800	7,029,000
Mondelez International Class A ~	66,300	3,808,935
Sysco ~	60,900	3,789,198
		14,627,133
Energy — 2.79%
Chevron ~	61,800	4,449,600
		4,449,600
Financials — 8.03%
BlackRock ~	12,800	7,213,440
Blackstone Group Class A ~	107,400	5,606,280
		12,819,720
Healthcare — 11.08%
Bristol Myers Squibb ~	89,300	5,383,897
Medtronic ~	67,300	6,993,816
Merck & Co. ~	64,000	5,308,800
		17,686,513
Industrials — 8.76%
Boeing ~	32,200	5,321,372
Lockheed Martin ~	14,700	5,634,216
Raytheon Technologies ~	52,800	3,038,112
		13,993,700
Information Technology — 35.93%
Apple ~	121,200	14,036,172
Broadcom ~	19,600	7,140,672
Corning ~	146,100	4,735,101
Mastercard Class A ~	20,400	6,898,668
Microsoft ~	64,000	13,461,120
Texas Instruments ~	48,400	6,911,036
Visa Class A ~	21,000	4,199,370
		57,382,139
	Number of shares	Value (US $)
Common Stock (continued)
Materials — 2.12%
PPG Industries ~	27,700	$3,381,616
		3,381,616
Utilities — 2.48%
NextEra Energy ~	14,300	3,969,108
		3,969,108
Total Common Stock♦ (cost $123,840,317)		162,947,236

Short-Term Investments — 1.59%
Money Market Mutual Funds — 1.59%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	635,408	635,408
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	635,409	635,409
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	635,409	635,409
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	635,408	635,408
Total Short-Term Investments (cost $2,541,634)		2,541,634
Total Value of Securities Before Options Written—103.63% (cost $126,381,951)		165,488,870
	Number of contracts
Options Written — (3.44%)
Equity Call Options — (3.44%)
Alphabet strike price $1,680, expiration date 1/15/21, notional amount $(7,728,000)	(46)	(164,680)
Apple strike price $130, expiration date 1/15/21, notional amount $(8,424,000)	(648)	(341,820)

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
Apple strike price $140, expiration date 1/15/21, notional amount $(7,896,000)	(564)	$(173,430)
AT&T strike price $34, expiration date 1/15/21, notional amount $(2,084,200)	(613)	(6,437)
BlackRock strike price $565, expiration date 10/16/20, notional amount $(7,232,000)	(128)	(186,880)
Blackstone Group strike price $55, expiration date 11/20/20, notional amount $(1,848,000)	(336)	(48,720)
Blackstone Group strike price $60, expiration date 1/15/21, notional amount $(4,428,000)	(738)	(78,597)
Boeing strike price $200, expiration date 10/16/20, notional amount $(2,480,000)	(124)	(11,036)
Boeing strike price $200, expiration date 11/20/20, notional amount $(3,960,000)	(198)	(101,475)
Booking Holdings strike price $2,000, expiration date 1/15/21, notional amount $(3,600,000)	(18)	(91,620)
Bristol Myers Squibb strike price $62.50, expiration date 12/18/20, notional amount $(3,768,750)	(603)	(114,269)
Bristol Myers Squibb strike price $65, expiration date 10/16/20, notional amount $(1,885,000)	(290)	(2,465)
Broadcom strike price $380, expiration date 1/15/21, notional amount $(7,448,000)	(196)	(427,280)
	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
Chevron strike price $90, expiration date 12/18/20, notional amount $(5,562,000)	(618)	$(33,990)
Corning strike price $33, expiration date 11/20/20, notional amount $(4,821,300)	(1,461)	(234,490)
Costco Wholesale strike price $360, expiration date 1/15/21, notional amount $(7,128,000)	(198)	(345,510)
Facebook strike price $325, expiration date 1/15/21, notional amount $(8,742,500)	(269)	(139,207)
Home Depot strike price $290, expiration date 11/20/20, notional amount $(10,411,000)	(359)	(273,737)
Lockheed Martin strike price $420, expiration date 1/15/21, notional amount $(6,174,000)	(147)	(111,720)
Mastercard strike price $340, expiration date 1/15/21, notional amount $(6,936,000)	(204)	(487,050)
Medtronic strike price $100, expiration date 1/15/21, notional amount $(6,730,000)	(673)	(575,415)
Merck & Co. strike price $85, expiration date 10/16/20, notional amount $(5,440,000)	(640)	(41,600)
Microsoft strike price $225, expiration date 10/16/20, notional amount $(7,177,500)	(319)	(23,606)
Microsoft strike price $250, expiration date 1/15/21, notional amount $(8,025,000)	(321)	(114,757)

Schedules of investments
Delaware Covered Call Strategy Fund
	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
Mondelez International strike price $60, expiration date 10/16/20, notional amount $(3,978,000)	(663)	$(10,940)
NextEra Energy strike price $300, expiration date 12/18/20, notional amount $(4,290,000)	(143)	(91,520)
PPG Industries strike price $130, expiration date 11/20/20, notional amount $(3,601,000)	(277)	(66,480)
Raytheon Technologies strike price $70, expiration date 12/18/20, notional amount $(3,696,000)	(528)	(36,696)
Sysco strike price $60, expiration date 11/20/20, notional amount $(3,654,000)	(609)	(313,635)
Texas Instruments strike price $150, expiration date 11/20/20, notional amount $(7,260,000)	(484)	(212,960)
Verizon Communications strike price $62.50, expiration date 11/20/20, notional amount $(2,400,000)	(384)	(19,968)
	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
Visa strike price $220, expiration date 1/15/21, notional amount $(4,620,000)	(210)	$(105,000)
Whirlpool strike price $135, expiration date 1/15/21, notional amount $(742,500)	(55)	(281,875)
Whirlpool strike price $195, expiration date 3/19/21, notional amount $(2,925,000)	(150)	(231,000)
Total Options Written (premium received $8,066,174)		(5,499,865)
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
~	All or portion of the security has been pledged as collateral with outstanding options written.
†	Non-income producing security.
Summary of abbreviations:
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Delaware Hedged U.S. Equity Opportunities Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock — 95.76%
Communication Services — 6.35%
Activision Blizzard	3,088	$249,974
Alphabet Class A †	314	460,199
Alphabet Class C †	247	362,991
AT&T	3,257	92,857
Charter Communications Class A †	210	131,111
Comcast Class A	6,935	320,813
Electronic Arts †	1,364	177,879
Facebook Class A †	2,779	727,820
Liberty Broadband Class C †	891	127,297
Live Nation Entertainment †	626	33,729
Match Group †	2,581	285,588
Omnicom Group	1,658	82,071
Pinterest Class A †	7,585	314,853
Roku †	1,620	305,856
Snap Class A †	12,750	332,903
Spotify Technology †	944	228,986
T-Mobile US †	2,541	290,589
Twitter †	800	35,600
Verizon Communications	3,227	191,974
		4,753,090
Consumer Discretionary — 14.92%
Alibaba Group Holding ADR †	1,061	311,913
Amazon.com †	543	1,709,760
Aramark	5,221	138,095
AutoZone †	109	128,363
Booking Holdings †	195	333,583
CarMax †	2,166	199,077
Carter's	3,277	283,723
Chewy Class A †	4,427	242,732
Choice Hotels International	2,684	230,717
Compass Group	17,456	262,220
Dollar General	658	137,930
Dollar Tree †	1,884	172,084
DraftKings Class A †	5,277	310,499
General Motors	5,459	161,532
Las Vegas Sands	1,504	70,177
Lennar Class A	1,582	129,218
Lowe's	2,353	390,268
McDonald's	6,992	1,534,674
NIKE Class B	7,339	921,338
NVR †	99	404,229
	Number of shares	Value (US $)
Common Stock (continued)
Consumer Discretionary (continued)
Peloton Interactive Class A †	3,132	$310,820
Penn National Gaming †	2,520	183,204
Polaris	1,451	136,887
Steven Madden	9,206	179,517
Thor Industries	1,931	183,947
TJX	25,218	1,403,382
VF	5,768	405,202
Wyndham Hotels & Resorts	3,547	179,123
Yum! Brands	1,391	126,998
		11,181,212
Consumer Staples — 7.77%
Archer-Daniels-Midland	1,579	73,408
Campbell Soup	1,022	49,434
Clorox	563	118,326
Coca-Cola	16,967	837,661
Colgate-Palmolive	10,124	781,067
Constellation Brands Class A	1,570	297,531
Diageo	19,248	661,144
General Mills	1,947	120,091
Hershey	613	87,867
Hormel Foods	2,518	123,105
Kellogg	1,665	107,542
Keurig Dr Pepper	6,922	191,047
Monster Beverage †	6,973	559,235
PepsiCo	5,074	703,256
Philip Morris International	3,187	238,993
Procter & Gamble	2,433	338,163
Sysco	1,762	109,632
Tyson Foods Class A	2,429	144,477
US Foods Holding †	7,393	164,272
Walmart	840	117,524
		5,823,775
Energy — 0.48%
Canadian Natural Resources	6,372	102,016
Concho Resources	1,461	64,459
Diamondback Energy	4,328	130,360
Halliburton	2,846	34,294
Tenaris ADR	2,712	26,713
		357,842
Financials — 9.50%
Alleghany	98	51,004
American Express	7,355	737,339

Schedules of investments
Delaware Hedged U.S. Equity Opportunities Fund
	Number of shares	Value (US $)
Common Stock (continued)
Financials (continued)
Assurant	1,295	$157,096
Athene Holding Class A †	3,169	108,000
Atlantic Union Bankshares	1,994	42,612
Bank of America	5,548	133,651
Bank OZK	2,901	61,849
Berkshire Hathaway Class B †	1,653	351,990
Blackstone Group Class A	2,591	135,250
Charles Schwab	8,592	311,288
Chubb	6,058	703,455
Churchill Capital III Class A †	13,819	141,645
CME Group	313	52,368
CNO Financial Group	15,999	256,624
Credit Acceptance †	556	188,284
Equitable Holdings	3,009	54,884
First Citizens BancShares Class A	141	44,948
First Republic Bank	1,247	135,998
Hanover Insurance Group	1,410	131,384
Intercontinental Exchange	1,278	127,864
Kemper	1,801	120,361
LPL Financial Holdings	877	67,240
M&T Bank	3,739	344,324
Markel †	352	342,742
Marsh & McLennan	3,877	444,692
MetLife	4,350	161,689
Moody's	407	117,969
PNC Financial Services Group	1,838	202,015
Progressive	2,619	247,941
Raymond James Financial	2,499	181,827
SLM	10,967	88,723
TD Ameritrade Holding	3,522	137,886
Unum Group	2,412	40,594
Voya Financial	5,246	251,441
Western Alliance Bancorp	4,400	139,128
White Mountains Insurance Group	118	91,922
Zions Bancorp	7,194	210,209
		7,118,236
Healthcare — 15.34%
Abbott Laboratories	1,266	137,779
ABIOMED †	821	227,466
Acadia Healthcare †	3,631	107,042
Agilent Technologies	828	83,578
Align Technology †	936	306,409
	Number of shares	Value (US $)
Common Stock (continued)
Healthcare (continued)
Alnylam Pharmaceuticals †	1,716	$249,850
Anthem	232	62,313
AstraZeneca ADR	4,008	219,638
Baxter International	4,918	395,506
Bristol Myers Squibb	2,719	163,929
Centene †	4,924	287,217
Cerner	1,742	125,929
ChemoCentryx †	5,215	285,782
CVS Health	3,926	229,278
Danaher	3,439	740,520
DENTSPLY SIRONA	3,089	135,082
DexCom †	740	305,050
Elanco Animal Health †	5,325	148,727
Eli Lilly and Co.	271	40,113
Encompass Health	2,648	172,067
Exact Sciences †	3,548	361,719
Galapagos ADR †	1,382	196,120
Hill-Rom Holdings	1,127	94,116
Insulet †	2,600	615,134
Intuitive Surgical †	712	505,192
Johnson & Johnson	6,406	953,725
Laboratory Corp. of America Holdings †	612	115,221
Medtronic	8,384	871,265
Merck & Co.	1,548	128,407
Mettler-Toledo International †	273	263,650
Molina Healthcare †	586	107,261
Pfizer	3,350	122,945
PTC Therapeutics †	6,218	290,691
Quest Diagnostics	1,015	116,207
Regeneron Pharmaceuticals †	452	253,021
Seattle Genetics †	1,427	279,250
Teleflex	685	233,188
Thermo Fisher Scientific	1,021	450,792
UnitedHealth Group	2,669	832,114
Veeva Systems Class A †	995	279,784
		11,493,077
Industrials — 12.38%
A O Smith	972	51,322
Airbus †	631	45,764
AMERCO	495	176,210
Canadian National Railway	6,276	668,394
CH Robinson Worldwide	1,325	135,402
Cintas	1,245	414,373

	Number of shares	Value (US $)
Common Stock (continued)
Industrials (continued)
Clean Harbors †	3,234	$181,201
Colfax †	5,608	175,867
Copart †	6,594	693,425
CoStar Group †	650	551,531
Deere & Co.	1,716	380,317
Expeditors International of Washington	3,697	334,652
Fastenal	3,601	162,369
FedEx	1,390	349,613
Fortive	4,464	340,201
IDEX	1,778	324,325
Ingersoll Rand †	5,421	192,988
JELD-WEN Holding †	6,792	153,499
Kennametal	4,642	134,339
L3Harris Technologies	285	48,404
Lennox International	1,171	319,226
Lockheed Martin	1,260	482,933
Middleby †	915	82,085
Northrop Grumman	1,683	530,970
PACCAR	2,879	245,521
Pentair	990	45,312
Raytheon Technologies	1,915	110,189
Republic Services	1,353	126,303
Sanwa Holdings	7,643	81,041
Southwest Airlines	2,275	85,313
SPX FLOW †	4,265	182,627
Trane Technologies	1,514	183,573
Uber Technologies †	8,843	322,593
Union Pacific	3,211	632,150
United Parcel Service Class B	751	125,139
Verisk Analytics Class A	9	1,668
Westinghouse Air Brake Technologies	3,331	206,122
		9,276,961
Information Technology — 20.72%
Accenture Class A	2,338	528,365
Adobe †	287	140,753
Advanced Micro Devices †	5,486	449,797
Amdocs	3,300	189,453
ANSYS †	171	55,956
Apple	21,621	2,503,928
Black Knight †	4,389	382,062
Broadcom	382	139,170
CDK Global	2,764	120,483
CDW	2,307	275,756
Cisco Systems	6,219	244,966
	Number of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Citrix Systems	929	$127,933
Coherent †	513	56,907
Constellation Software	269	298,915
F5 Networks †	385	47,266
Fair Isaac †	427	181,637
Fleetcor Technologies †	1,697	404,056
FLIR Systems	1,355	48,577
Genpact	9,986	388,955
Global Payments	508	90,211
GoDaddy Class A †	7,010	532,550
Guidewire Software †	1,850	192,900
HP	3,126	59,363
Intel	3,478	180,091
International Business Machines	1,044	127,023
KLA	458	88,733
Leidos Holdings	3,380	301,327
Lumentum Holdings †	3,819	286,921
Marvell Technology Group	6,301	250,150
Micron Technology †	1,395	65,509
Microsoft	6,972	1,466,421
MKS Instruments	1,512	165,156
Motorola Solutions	491	76,994
NVIDIA	1,692	915,744
Oracle	2,339	139,638
Paychex	1,703	135,848
Paycom Software †	83	25,838
PayPal Holdings †	3,311	652,366
RingCentral Class A †	739	202,937
Samsung Electronics GDR	115	126,427
ServiceNow †	446	216,310
Splunk †	2,032	382,280
Square Class A †	3,505	569,738
Tyler Technologies †	384	133,847
VeriSign †	885	181,292
Visa Class A	1,463	292,556
VMware Class A †	628	90,225
Western Digital	1,094	39,986
Western Union	5,156	110,493
WEX †	1,752	243,475
Workday Class A †	2,778	597,631
		15,524,915
Materials — 3.18%
Ball	2,216	184,194
Celanese	2,968	318,912
CRH	1,784	64,339
Ecolab	2,111	421,862

Schedules of investments
Delaware Hedged U.S. Equity Opportunities Fund
	Number of shares	Value (US $)
Common Stock (continued)
Materials (continued)
FMC	3,476	$368,143
Linde	2,478	590,086
Nutrien	1,105	43,327
Reliance Steel & Aluminum	1,295	132,142
Sherwin-Williams	366	255,007
		2,378,012
Real Estate — 3.47%
Alexandria Real Estate Equities	1,425	228,000
American Tower	1,534	370,814
Americold Realty Trust	3,584	128,128
Camden Property Trust	987	87,823
Digital Realty Trust	424	62,226
Equinix	405	307,853
Gaming and Leisure Properties	5,579	206,019
Highwoods Properties	4,236	142,203
Life Storage	1,357	142,851
Prologis	566	56,951
Public Storage	2,508	558,582
Realty Income	304	18,468
STORE Capital	4,915	134,818
VICI Properties	6,716	156,953
		2,601,689
Utilities — 1.65%
Alliant Energy	1,179	60,895
CMS Energy	1,301	79,894
Consolidated Edison	2,331	181,352
Duke Energy	929	82,272
Exelon	4,450	159,132
Iberdrola ADR	2,258	111,749
NextEra Energy	56	15,543
Pinnacle West Capital	1,540	114,807
UGI	5,456	179,939
WEC Energy Group	1,387	134,400
Xcel Energy	1,677	115,730
		1,235,713
Total Common Stock (cost $62,005,969)		71,744,522

Exchange-Traded Fund — 0.05%
iShares Russell 1000 Growth ETF	186	40,342
Total Exchange-Traded Fund (cost $39,953)		40,342
	Number of contracts	Value (US $)
Options Purchased — 1.18%
Options on Indices — 1.18%
S&P 500 Index strike price $3,150, expiration date 3/19/21, notional amount $7,560,000	24	$414,360
S&P 500 Index strike price $3,100, expiration date 12/18/20, notional amount $15,500,000	50	466,500
Options Purchased (cost $791,896)		880,860
	Number of shares
Short-Term Investments — 2.33%
Money Market Mutual Funds — 2.33%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	435,615	435,615
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	435,615	435,615
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	435,615	435,615
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	435,615	435,615
Total Short-Term Investments (cost $1,742,460)		1,742,460
Total Value of Securities Before Options Written—99.32% (cost $64,580,278)		74,408,184

	Number of contracts	Value (US $)
Options Written — (0.58%)
Options on Indices — (0.58%)
S&P 500 Index strike price $2,775, expiration date 12/18/20, notional amount $(13,875,000)	(50)	$(179,000)
S&P 500 Index strike price $2,875, expiration date 3/19/21, notional amount $(6,900,000)	(24)	(251,400)
Total Options Written (premium received $444,604)		(430,400)
†	Non-income producing security.
The following foreign currency exchange contracts and futures contracts were outstanding at September 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	CAD	(1,590,000)	USD	1,217,260	12/16/20	$22,724	$—
BNP	GBP	2,332	USD	(3,010)	10/2/20	—	—
BNYM	CAD	(13,220)	USD	9,884	10/1/20	—	(43)
BNYM	GBP	(4,720)	USD	6,102	10/1/20	11	—
JPMCB	GBP	(954,000)	USD	1,253,715	12/16/20	22,067	—
Total Foreign Currency Exchange Contracts						$44,802	$(43)
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
(8)	S&P/TSX 60 Index	$(1,155,345)	$(1,155,948)	12/17/20	$603	$—	$7,530
(7)	MSCI Emerging Markets Index	(380,975)	(384,250)	12/18/20	3,275	—	(6,090)
(6)	MSCI EAFE Index	(555,960)	(571,052)	12/18/20	15,092	—	3,150
(16)	FTSE 100 Index	(1,206,013)	(1,238,607)	12/18/20	32,594	—	6,193
(36)	E-mini S&P MidCap 400 Index	(6,681,240)	(6,660,594)	12/18/20	—	(20,646)	(44,280)
(23)	E-mini S&P 500 Index	(3,854,800)	(3,821,931)	12/18/20	—	(32,869)	(21,045)
Total Futures Contracts			$(13,832,382)		$51,564	$(53,515)	$(54,542)
The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

Schedules of investments
Delaware Hedged U.S. Equity Opportunities Fund
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
ADR – American Depositary Receipt
BNP – BNP Paribas
BNYM – Bank of New York Mellon
CAD – Canadian Dollar
EAFE – Europe, Australasia and Far East
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
GBP – British Pound Sterling
GDR – Global Depositary Receipt
GS – Goldman Sachs
JPMCB – JPMorgan Chase Bank
MSCI – Morgan Stanley Capital International
S&P – Standard & Poor’s Financial Services LLC
TD – TD Bank
TSX – Toronto Stock Exchange
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Delaware Premium Income Fund
September 30, 2020
	Number of shares	Value (US $)
Common Stock♦ — 117.34%
Communication Services — 10.06%
Comcast Class A ~	43,100	$1,993,806
Verizon Communications ~	50,600	3,010,194
ViacomCBS Class B ~	52,100	1,459,321
		6,463,321
Consumer Discretionary — 13.09%
Home Depot ~	10,500	2,915,955
TJX ~	35,300	1,964,445
Whirlpool ~	19,200	3,530,688
		8,411,088
Consumer Staples — 8.96%
Constellation Brands Class A ~	14,400	2,728,944
Philip Morris International ~	40,400	3,029,596
		5,758,540
Energy — 5.23%
Chevron ~	28,200	2,030,400
ConocoPhillips ~	40,600	1,333,304
		3,363,704
Financials — 15.51%
American Express ~	9,300	932,325
Bank of America ~	97,200	2,341,548
BlackRock ~	5,700	3,212,235
Discover Financial Services ~	16,000	924,480
JPMorgan Chase & Co. ~	8,600	827,922
Travelers ~	16,000	1,731,040
		9,969,550
Healthcare — 13.95%
Amgen ~	12,300	3,126,168
Bristol Myers Squibb ~	30,600	1,844,874
Merck & Co. ~	19,900	1,650,705
Pfizer ~	63,900	2,345,130
		8,966,877
Industrials — 13.36%
Boeing ~	7,500	1,239,450
CSX ~	30,200	2,345,634
Honeywell International ~	4,900	806,589
Lockheed Martin ~	8,700	3,334,536
Raytheon Technologies ~	15,000	863,100
		8,589,309
Information Technology — 29.84%
Apple ~	14,800	1,713,988
Broadcom ~	12,500	4,554,000
	Number of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Cisco Systems ~	77,600	$3,056,664
Corning ~	94,100	3,049,781
International Business Machines ~	7,400	900,358
Microsoft ~	11,700	2,460,861
Oracle ~	48,100	2,871,570
Texas Instruments ~	4,000	571,160
		19,178,382
Materials — 4.11%
DuPont de Nemours ~	21,400	1,187,272
Nucor ~	32,500	1,457,950
		2,645,222
Utilities — 3.23%
Exelon ~	58,000	2,074,080
		2,074,080
Total Common Stock♦ (cost $76,445,056)		75,420,073

Short-Term Investments — 0.21%
Money Market Mutual Funds — 0.21%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	34,344	34,344
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	34,344	34,344
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	34,345	34,345
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	34,344	34,344
Total Short-Term Investments (cost $137,377)		137,377
Total Value of Securities Before Options Written—117.55% (cost $76,582,433)		75,557,450

Schedules of investments
Delaware Premium Income Fund
	Number of contracts	Value (US $)
Options Written — (19.06%)
Equity Call Options — (19.06%)
American Express strike price $90, expiration date 4/16/21, notional amount $(837,000)	(93)	$(152,287)
Amgen strike price $210, expiration date 1/15/21, notional amount $(2,583,000)	(123)	(588,862)
Apple strike price $95, expiration date 3/19/21, notional amount $(1,406,000)	(148)	(373,330)
Bank of America strike price $25, expiration date 1/15/21, notional amount $(2,430,000)	(972)	(158,436)
BlackRock strike price $480, expiration date 6/18/21, notional amount $(2,112,000)	(44)	(475,640)
BlackRock strike price $520, expiration date 6/18/21, notional amount $(676,000)	(13)	(102,765)
Boeing strike price $175, expiration date 1/15/21, notional amount $(962,500)	(55)	(93,500)
Boeing strike price $200, expiration date 1/15/21, notional amount $(400,000)	(20)	(19,650)
Bristol-Myers Squibb strike price $52.50, expiration date 1/15/21, notional amount $(1,606,500)	(306)	(270,045)
Broadcom strike price $280, expiration date 6/18/21, notional amount $(3,500,000)	(125)	(1,200,625)
Chevron strike price $77.50, expiration date 1/15/21, notional amount $(1,976,250)	(255)	(87,975)
	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
Chevron strike price $100, expiration date 1/15/21, notional amount $(270,000)	(27)	$(1,094)
Cisco Systems strike price $35, expiration date 6/18/21, notional amount $(2,264,500)	(647)	(397,905)
Cisco Systems strike price $40, expiration date 1/15/21, notional amount $(516,000)	(129)	(27,348)
Comcast strike price $35, expiration date 1/15/21, notional amount $(966,000)	(276)	(322,920)
Comcast strike price $37.50, expiration date 1/15/21, notional amount $(581,250)	(155)	(142,988)
ConocoPhillips strike price $35, expiration date 1/15/21, notional amount $(983,500)	(281)	(65,895)
ConocoPhillips strike price $40, expiration date 1/15/21, notional amount $(500,000)	(125)	(13,813)
Constellation Brands strike price $155, expiration date 1/15/21, notional amount $(403,000)	(26)	(100,360)
Constellation Brands strike price $165, expiration date 1/15/21, notional amount $(1,947,000)	(118)	(357,540)
Corning strike price $28, expiration date 2/19/21, notional amount $(1,540,000)	(550)	(309,375)
Corning strike price $29, expiration date 2/19/21, notional amount $(1,133,900)	(391)	(200,387)

	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
CSX strike price $67.50, expiration date 6/18/21, notional amount $(2,038,500)	(302)	$(444,695)
Discover Financial Services strike price $47.50, expiration date 1/15/21, notional amount $(351,500)	(74)	(92,500)
Discover Financial Services strike price $50, expiration date 1/15/21, notional amount $(430,000)	(86)	(95,030)
DuPont de Nemours strike price $52.50, expiration date 1/15/21, notional amount $(1,123,500)	(214)	(134,820)
Exelon strike price $32, expiration date 4/16/21, notional amount $(1,856,000)	(580)	(298,700)
Home Depot strike price $245, expiration date 6/18/21, notional amount $(2,572,500)	(105)	(474,337)
Honeywell International strike price $145, expiration date 3/19/21, notional amount $(710,500)	(49)	(127,645)
International Business Machines strike price $105, expiration date 6/18/21, notional amount $(556,500)	(53)	(108,120)
International Business Machines strike price $115, expiration date 1/15/21, notional amount $(241,500)	(21)	(23,730)
	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
JPMorgan Chase & Co. strike price $100, expiration date 1/15/21, notional amount $(10,000)	(1)	$(540)
JPMorgan Chase & Co. strike price $105, expiration date 1/15/21, notional amount $(892,500)	(85)	(31,025)
Lockheed Martin strike price $365, expiration date 1/15/21, notional amount $(3,175,500)	(87)	(300,585)
Merck & Co. strike price $75, expiration date 6/18/21, notional amount $(1,492,500)	(199)	(223,875)
Microsoft strike price $160, expiration date 6/18/21, notional amount $(1,072,000)	(67)	(372,520)
Microsoft strike price $190, expiration date 1/15/21, notional amount $(950,000)	(50)	(138,875)
Nucor strike price $40, expiration date 4/16/21, notional amount $(1,300,000)	(325)	(242,125)
Oracle strike price $47, expiration date 1/15/21, notional amount $(1,245,500)	(265)	(348,475)
Oracle strike price $50, expiration date 1/15/21, notional amount $(1,080,000)	(216)	(227,340)
Pfizer strike price $32, expiration date 6/18/21, notional amount $(339,200)	(106)	(60,950)

Schedules of investments
Delaware Premium Income Fund
	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
Pfizer strike price $33, expiration date 1/15/21, notional amount $(732,600)	(222)	$(98,235)
Pfizer strike price $35, expiration date 1/15/21, notional amount $(1,088,500)	(311)	(95,633)
Philip Morris International strike price $72.50, expiration date 1/15/21, notional amount $(2,929,000)	(404)	(238,360)
Raytheon Technologies strike price $65, expiration date 1/15/21, notional amount $(975,000)	(150)	(30,525)
Texas Instruments strike price $115, expiration date 6/18/21, notional amount $(460,000)	(40)	(128,700)
TJX strike price $42.50, expiration date 1/15/21, notional amount $(1,015,750)	(239)	(340,575)
TJX strike price $50, expiration date 1/15/21, notional amount $(570,000)	(114)	(94,050)
Travelers strike price $95, expiration date 1/15/21, notional amount $(1,520,000)	(160)	(255,200)
Verizon Communications strike price $52.50, expiration date 1/15/21, notional amount $(2,656,500)	(506)	(363,055)
	Number of contracts	Value (US $)
Options Written (continued)
Equity Call Options — (continued)
ViacomCBS strike price $20, expiration date 1/15/21, notional amount $(1,042,000)	(521)	$(451,967)
Whirlpool strike price $140, expiration date 3/19/21, notional amount $(2,688,000)	(192)	(948,480)
Total Options Written (premium received $13,317,636)		(12,253,407)
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
~	All or portion of the security has been pledged as collateral with outstanding options written.
Summary of abbreviations:
GS – Goldman Sachs
See accompanying notes, which are an integral part of the financial statements.

Delaware Total Return Fund
September 30, 2020
	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities — 0.60%
Fannie Mae S.F. 30 yr
4.00% 3/1/47	540,923	$583,517
4.50% 9/1/40	271,015	304,951
5.00% 7/1/47	159,000	182,943
5.50% 5/1/33	39,401	45,498
5.50% 10/1/33	60,267	71,000
5.50% 12/1/34	74,130	87,282
5.50% 9/1/35	40,135	46,626
5.50% 1/1/37	55,932	64,759
5.50% 10/1/39	90,214	104,338
6.00% 5/1/36	55,477	62,253
6.00% 6/1/37	14,986	17,616
6.00% 7/1/37	20,974	24,659
6.00% 8/1/37	19,132	22,389
6.00% 10/1/40	179,611	211,219
6.50% 11/1/33	93,934	107,070
6.50% 6/1/36	37,592	43,433
7.00% 3/1/32	172,154	196,696
7.00% 8/1/32	89,080	92,548
Freddie Mac S.F. 30 yr
4.50% 10/1/40	441,190	500,129
5.50% 5/1/38	137,328	159,034
5.50% 9/1/39	99,802	115,530
5.50% 10/1/39	211,078	235,939
Total Agency Mortgage-Backed Securities (cost $3,087,442)		3,279,429

Collateralized Debt Obligations — 0.18%
Octagon Investment Partners 144A 1.412% ((LIBOR03M + 1.14%)) 1/20/30 #, •	1,000,000	994,730
Total Collateralized Debt Obligations (cost $998,948)		994,730

Convertible Bonds — 9.62%
Capital Goods — 0.54%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	282,000	448,556
	Principal amount°	Value (US $)

Convertible Bonds (continued)
Capital Goods (continued)
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	1,691,000	$2,352,140
Middleby 144A 1.00% exercise price $128.62, maturity date 9/1/25 #	160,000	158,000
		2,958,696
Communications — 1.50%
DISH Network 3.375% exercise price $65.18, maturity date 8/15/26	1,857,000	1,709,362
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	1,206,000	2,072,511
InterDigital 2.00% exercise price $81.29, maturity date 6/1/24	2,157,000	2,232,948
Liberty Media 2.25% exercise price $33.41, maturity date 9/30/46	4,788,000	2,253,233
		8,268,054
Consumer Non-Cyclical — 2.24%
BioMarin Pharmaceutical 0.599% exercise price $124.67, maturity date 8/1/24	1,762,000	1,853,365
Chefs' Warehouse 144A 1.875% exercise price $44.20, maturity date 12/1/24 #	1,662,000	1,323,061
Coherus Biosciences 144A 1.50% exercise price $19.26, maturity date 4/15/26 #	167,000	196,541
Collegium Pharmaceutical 2.625% exercise price $29.19, maturity date 2/15/26	1,018,000	1,012,910
FTI Consulting 2.00% exercise price $101.37, maturity date 8/15/23	610,000	750,328
Integra LifeSciences Holdings 144A 0.50% exercise price $73.67, maturity date 8/15/25 #	1,651,000	1,553,491
Jazz Investments I 144A 2.00% exercise price $155.81, maturity date 6/15/26 #	1,068,000	1,252,538

Schedules of investments
Delaware Total Return Fund
	Principal amount°	Value (US $)

Convertible Bonds (continued)
Consumer Non-Cyclical (continued)
Paratek Pharmaceuticals 4.75% exercise price $15.90, maturity date 5/1/24	2,298,000	$1,888,969
Team 5.00% exercise price $21.70, maturity date 8/1/23	2,422,000	2,035,755
Tricida 144A 3.50% exercise price $33.23, maturity date 5/15/27 #	853,000	517,153
		12,384,111
Energy — 1.44%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	4,457,000	3,232,501
Helix Energy Solutions Group 6.75% exercise price $6.97, maturity date 2/15/26	2,099,000	1,727,455
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	3,100,000	2,970,875
		7,930,831
Real Estate Investment Trusts — 0.42%
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	2,464,000	2,346,068
		2,346,068
Technology — 3.10%
Boingo Wireless 1.00% exercise price $42.32, maturity date 10/1/23	3,615,000	3,176,583
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	932,000	998,813
Ligand Pharmaceuticals 0.75% exercise price $248.48, maturity date 5/15/23	1,332,000	1,211,248
Microchip Technology 1.625% exercise price $94.91, maturity date 2/15/27	1,022,000	1,577,119
ON Semiconductor 1.625% exercise price $20.72, maturity date 10/15/23	819,000	1,083,639
	Principal amount°	Value (US $)

Convertible Bonds (continued)
Technology (continued)
Palo Alto Networks 0.75% exercise price $266.35, maturity date 7/1/23	1,231,000	$1,390,773
Pluralsight 0.375% exercise price $38.76, maturity date 3/1/24	2,801,000	2,487,288
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	2,421,000	2,324,948
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	2,142,000	1,831,311
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	819,000	1,014,972
		17,096,694
Utilities — 0.38%
NRG Energy 2.75% exercise price $46.64, maturity date 6/1/48	2,008,000	2,089,798
		2,089,798
Total Convertible Bonds (cost $54,248,942)		53,074,252

Corporate Bonds — 16.00%
Banking — 0.86%
Banco de Credito del Peru 144A 2.70% 1/11/25 #	302,000	314,760
Banco Nacional de Panama 144A 2.50% 8/11/30 #	205,000	203,104
Bank of America
1.898% 7/23/31 μ	165,000	164,787
2.676% 6/19/41 μ	45,000	46,143

Bank of Montreal 1.85% 5/1/25	20,000	20,879
Bank of New York Mellon 4.70% μ, ψ	20,000	21,270
BBVA Bancomer 144A 1.875% 9/18/25 #	200,000	195,650
Citizens Financial Group 5.65% μ, ψ	20,000	20,907
Corp. Financiera de Desarrollo 144A 2.40% 9/28/27 #	200,000	202,100
Development Bank of Mongolia 144A 7.25% 10/23/23 #	265,000	278,270

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group
2.60% 2/7/30	25,000	$26,433
3.50% 4/1/25	10,000	11,049
JPMorgan Chase & Co.
2.522% 4/22/31 μ	25,000	26,678
3.109% 4/22/41 μ	15,000	16,409
3.109% 4/22/51 μ	20,000	21,290
4.023% 12/5/24 μ	150,000	165,082
4.60% μ, ψ	30,000	29,438
5.00% μ, ψ	70,000	69,940
Morgan Stanley
1.463% (LIBOR03M + 1.22%) 5/8/24 •	90,000	91,052
3.622% 4/1/31 μ	20,000	22,892
5.00% 11/24/25	165,000	193,763

Natwest Group 8.625% μ, ψ	910,000	934,770
PNC Financial Services Group 2.60% 7/23/26	220,000	240,479
Popular 6.125% 9/14/23	935,000	989,833
Truist Bank 2.636% 9/17/29 μ	275,000	285,395
Truist Financial 4.95% μ, ψ	25,000	26,375
US Bancorp 1.45% 5/12/25	30,000	30,989
USB Capital IX 3.50% (LIBOR03M + 1.02%) ψ, •	85,000	79,752
Wells Fargo & Co. 3.068% 4/30/41 μ	15,000	15,632
		4,745,121
Basic Industry — 1.37%
Allegheny Technologies 7.875% 8/15/23	75,000	76,891
Avient 144A 5.75% 5/15/25 #	204,000	216,495
Boise Cascade 144A 4.875% 7/1/30 #	329,000	353,675
Chemours 7.00% 5/15/25	121,000	121,726
Freeport-McMoRan
4.55% 11/14/24	345,000	369,255
5.45% 3/15/43	580,000	645,030
Georgia-Pacific
144A 1.75% 9/30/25 #	20,000	20,862
144A 2.10% 4/30/27 #	15,000	15,757
144A 2.30% 4/30/30 #	35,000	37,190
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Hudbay Minerals
144A 7.25% 1/15/23 #	175,000	$178,378
144A 7.625% 1/15/25 #	25,000	25,486

Koppers 144A 6.00% 2/15/25 #	50,000	50,813
Lennar 5.00% 6/15/27	195,000	218,887
Methanex 5.25% 12/15/29	130,000	128,781
Minera Mexico 144A 4.50% 1/26/50 #	307,000	336,011
Newmont
2.25% 10/1/30	140,000	144,759
2.80% 10/1/29	100,000	108,475

Novelis 144A 4.75% 1/30/30 #	105,000	102,688
OCP 144A 4.50% 10/22/25 #	200,000	211,727
Olin
5.00% 2/1/30	245,000	230,867
5.125% 9/15/27	785,000	778,622

PowerTeam Services 144A 9.033% 12/4/25 #	730,000	772,431
PulteGroup 5.00% 1/15/27	185,000	209,628
Standard Industries 144A 4.75% 1/15/28 #	350,000	364,000
Steel Dynamics 5.00% 12/15/26	890,000	951,274
Tronox 144A 6.50% 4/15/26 #	795,000	796,491
Vale Overseas 3.75% 7/8/30	100,000	103,000
		7,569,199
Brokerage — 0.05%
Charles Schwab 5.375% μ, ψ	25,000	27,151
Jefferies Group 4.15% 1/23/30	230,000	259,484
		286,635
Capital Goods — 1.07%
Amphenol 2.05% 3/1/25	15,000	15,759
Ardagh Packaging Finance 144A 5.25% 8/15/27 #	765,000	780,300
Berry Global 144A 5.625% 7/15/27 #	50,000	52,531
Bombardier 144A 6.00% 10/15/22 #	425,000	394,719

Schedules of investments
Delaware Total Return Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Capital Goods (continued)
Colfax 144A 6.00% 2/15/24 #	25,000	$26,042
Crown Americas 4.25% 9/30/26	775,000	805,516
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #	970,000	974,850
Otis Worldwide
2.056% 4/5/25	20,000	21,038
2.565% 2/15/30	30,000	32,273
3.112% 2/15/40	26,000	27,907
3.362% 2/15/50	4,000	4,422
Reynolds Group Issuer
144A 4.00% 10/15/27 #	750,000	755,775
144A 5.125% 7/15/23 #	175,000	177,275

Roper Technologies 2.35% 9/15/24	195,000	206,404
TransDigm 144A 6.25% 3/15/26 #	790,000	829,346
Vertical US Newco 144A 5.25% 7/15/27 #	760,000	791,266
		5,895,423
Communications — 1.61%
Altice Financing 144A 5.00% 1/15/28 #	200,000	194,513
Altice France 144A 7.375% 5/1/26 #	980,000	1,027,971
Altice France Holding 144A 6.00% 2/15/28 #	770,000	735,847
AT&T
2.30% 6/1/27	15,000	15,768
3.10% 2/1/43	15,000	14,715
3.50% 6/1/41	105,000	110,912
3.65% 6/1/51	40,000	40,594
4.35% 3/1/29	83,000	97,559

CenturyLink 144A 5.125% 12/15/26 #	725,000	745,913
Charter Communications Operating
4.80% 3/1/50	70,000	80,402
5.05% 3/30/29	165,000	197,927

Colombia Telecomunicaciones 144A 4.95% 7/17/30 #	200,000	208,250
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communications (continued)
Comcast
3.20% 7/15/36	190,000	$211,385
3.75% 4/1/40	10,000	11,715

Hughes Satellite Systems 6.625% 8/1/26	25,000	27,144
Level 3 Financing 144A 4.25% 7/1/28 #	670,000	680,934
Ooredoo International Finance 144A 5.00% 10/19/25 #	267,000	312,915
Qwest 7.25% 9/15/25	75,000	86,221
Sprint
7.125% 6/15/24	815,000	938,774
7.625% 3/1/26	50,000	60,495
7.875% 9/15/23	125,000	143,453

Time Warner Cable 7.30% 7/1/38	110,000	155,811
Time Warner Entertainment 8.375% 3/15/23	55,000	64,676
T-Mobile USA
144A 1.50% 2/15/26 #	15,000	15,061
144A 3.00% 2/15/41 #	10,000	9,897
144A 3.50% 4/15/25 #	20,000	21,964
144A 3.75% 4/15/27 #	20,000	22,411
144A 3.875% 4/15/30 #	75,000	85,371
144A 4.375% 4/15/40 #	15,000	17,598
6.00% 3/1/23	175,000	175,674
Verizon Communications
3.15% 3/22/30	10,000	11,320
4.00% 3/22/50	5,000	6,175
4.50% 8/10/33	180,000	227,762
ViacomCBS
4.375% 3/15/43	270,000	286,997
4.95% 1/15/31	15,000	17,982
Vodafone Group
4.25% 9/17/50	115,000	133,790
4.875% 6/19/49	130,000	161,989
Zayo Group Holdings
144A 4.00% 3/1/27 #	745,000	734,220
144A 6.125% 3/1/28 #	750,000	774,248
		8,866,353
Consumer Cyclical — 1.52%
Allison Transmission 144A 5.875% 6/1/29 #	765,000	828,392

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
Amazon.com
1.20% 6/3/27	15,000	$15,223
1.50% 6/3/30	20,000	20,473
2.50% 6/3/50	30,000	30,641

Boyd Gaming 6.00% 8/15/26	750,000	776,107
Caesars Entertainment 144A 6.25% 7/1/25 #	750,000	782,816
Ford Motor 9.00% 4/22/25	345,000	395,989
Ford Motor Credit 4.542% 8/1/26	770,000	767,983
General Motors
5.40% 10/2/23	15,000	16,551
6.125% 10/1/25	15,000	17,448
General Motors Financial
4.35% 4/9/25	110,000	119,498
5.20% 3/20/23	25,000	27,141
5.25% 3/1/26	165,000	185,806

Hilton Worldwide Finance 4.875% 4/1/27	965,000	982,177
Home Depot
2.70% 4/15/30	15,000	16,730
3.35% 4/15/50	15,000	17,387

Hutama Karya Persero 144A 3.75% 5/11/30 #	200,000	217,547
L Brands 144A 6.875% 7/1/25 #	730,000	789,502
Lowe's 4.55% 4/5/49	160,000	206,506
Mastercard
3.30% 3/26/27	10,000	11,448
3.85% 3/26/50	5,000	6,326
MGM Resorts International
5.75% 6/15/25	76,000	79,851
6.00% 3/15/23	50,000	51,964

Murphy Oil USA 4.75% 9/15/29	1,143,000	1,219,941
Scientific Games International 144A 8.25% 3/15/26 #	292,000	306,079
Stars Group Holdings 144A 7.00% 7/15/26 #	50,000	53,219
William Carter 144A 5.625% 3/15/27 #	355,000	371,419
Wynn Las Vegas 144A 5.50% 3/1/25 #	50,000	48,094
		8,362,258
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical — 1.05%
AbbVie
144A 2.60% 11/21/24 #	30,000	$31,845
144A 2.95% 11/21/26 #	25,000	27,271
144A 4.05% 11/21/39 #	10,000	11,452
144A 4.25% 11/21/49 #	30,000	35,622

Amgen 2.20% 2/21/27	10,000	10,571
Anheuser-Busch InBev Worldwide 3.65% 2/1/26	145,000	162,243
BAT Capital 2.259% 3/25/28	15,000	15,062
BAT International Finance 1.668% 3/25/26	20,000	20,089
Biogen
2.25% 5/1/30	35,000	35,788
3.15% 5/1/50	35,000	34,653

Cott Holdings 144A 5.50% 4/1/25 #	466,000	478,233
CVS Health
1.30% 8/21/27	10,000	9,863
3.25% 8/15/29	280,000	310,605
3.75% 4/1/30	15,000	17,181

Gilead Sciences 4.15% 3/1/47	30,000	36,724
JBS USA LUX 144A 6.50% 4/15/29 #	1,077,000	1,196,784
Kraft Heinz Foods 5.20% 7/15/45	710,000	776,994
Pilgrim's Pride 144A 5.875% 9/30/27 #	875,000	904,531
Post Holdings
144A 5.50% 12/15/29 #	1,188,000	1,272,675
144A 5.75% 3/1/27 #	175,000	184,461

Regeneron Pharmaceuticals 1.75% 9/15/30	15,000	14,651
Royalty Pharma
144A 1.20% 9/2/25 #	20,000	19,960
144A 1.75% 9/2/27 #	15,000	15,011

Stryker 1.95% 6/15/30	25,000	25,512

Schedules of investments
Delaware Total Return Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Upjohn
144A 1.65% 6/22/25 #	5,000	$5,125
144A 2.30% 6/22/27 #	5,000	5,171
144A 2.70% 6/22/30 #	115,000	119,184
144A 4.00% 6/22/50 #	10,000	10,702
		5,787,963
Energy — 1.74%
ChampionX 6.375% 5/1/26	50,000	47,938
Cheniere Corpus Christi Holdings 7.00% 6/30/24	235,000	270,874
Cheniere Energy Partners 4.50% 10/1/29	547,000	561,764
Chevron 2.236% 5/11/30	20,000	21,253
CNX Resources 144A 7.25% 3/14/27 #	87,000	88,850
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	390,000	349,350
6.25% 4/1/23	80,000	78,417
DCP Midstream Operating
3.875% 3/15/23	50,000	49,585
5.125% 5/15/29	25,000	24,667
Energy Transfer Operating
5.25% 4/15/29	165,000	177,665
6.25% 4/15/49	55,000	56,749

EQM Midstream Partners 144A 6.50% 7/1/27 #	715,000	758,926
Equinor 1.75% 1/22/26	15,000	15,569
Genesis Energy 6.50% 10/1/25	50,000	42,969
Grupo Energia Bogota 144A 4.875% 5/15/30 #	575,000	643,569
Israel Electric 144A 4.25% 8/14/28 #	498,000	567,969
KazTransGas JSC 144A 4.375% 9/26/27 #	579,000	625,835
Lukoil Securities 144A 3.875% 5/6/30 #	265,000	280,582
Marathon Oil 4.40% 7/15/27	275,000	273,752
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)
MPLX
1.75% 3/1/26	15,000	$14,993
2.65% 8/15/30	15,000	14,742
4.00% 3/15/28	35,000	38,238
4.80% 2/15/29	150,000	172,314
5.50% 2/15/49	90,000	100,859

Murphy Oil 5.875% 12/1/27	513,000	438,605
Noble Energy
3.25% 10/15/29	130,000	144,041
4.95% 8/15/47	65,000	85,467

NuStar Logistics 5.625% 4/28/27	405,000	400,950
Occidental Petroleum 3.50% 8/15/29	900,000	691,560
Oleoducto Central 144A 4.00% 7/14/27 #	200,000	207,850
Petrobras Global Finance 6.75% 6/3/50	250,000	271,105
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	898,000	938,082
Southwestern Energy 7.75% 10/1/27	499,000	485,228
Sunoco 4.875% 1/15/23	75,000	75,648
Targa Resources Partners 5.375% 2/1/27	310,000	312,460
Tengizchevroil Finance Co International 144A 2.625% 8/15/25 #	200,000	201,150
USA Compression Partners 6.875% 9/1/27	50,000	49,666
		9,579,241
Financials — 0.68%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #, μ	425,000	362,631
Air Lease
2.875% 1/15/26	30,000	29,525
3.00% 2/1/30	45,000	41,969
3.375% 7/1/25	15,000	15,330
Ally Financial
5.75% 11/20/25	1,275,000	1,433,508
8.00% 11/1/31	50,000	68,602
Avolon Holdings Funding
144A 3.25% 2/15/27 #	10,000	8,942
144A 3.95% 7/1/24 #	75,000	71,304

Banco del Estado de Chile 144A 2.704% 1/9/25 #	280,000	294,878

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Financials (continued)

Bank of Georgia 144A 6.00% 7/26/23 #	255,000	$266,526
E*TRADE Financial 5.875% μ, ψ	940,000	1,023,937
Icahn Enterprises 6.25% 5/15/26	100,000	104,484
		3,721,636
Healthcare — 1.27%
Bausch Health 144A 5.50% 11/1/25 #	1,080,000	1,106,730
Centene
3.375% 2/15/30	530,000	550,704
4.625% 12/15/29	360,000	388,784
144A 5.375% 8/15/26 #	830,000	881,709

CHS 144A 6.625% 2/15/25 #	305,000	295,789
Encompass Health
4.75% 2/1/30	950,000	965,418
5.75% 11/1/24	101,000	101,341

Hadrian Merger Sub 144A 8.50% 5/1/26 #	410,000	409,410
HCA
5.375% 2/1/25	595,000	652,409
5.875% 2/1/29	350,000	408,347

Hill-Rom Holdings 144A 4.375% 9/15/27 #	400,000	415,155
Tenet Healthcare
144A 6.125% 10/1/28 #	420,000	409,762
8.125% 4/1/22	360,000	400,464
		6,986,022
Insurance — 0.29%
Brighthouse Financial 5.625% 5/15/30	15,000	17,538
GTCR AP Finance 144A 8.00% 5/15/27 #	16,000	17,010
HUB International 144A 7.00% 5/1/26 #	725,000	752,010
USI 144A 6.875% 5/1/25 #	825,000	837,882
		1,624,440
Media — 1.57%
AMC Networks
4.75% 8/1/25	929,000	961,701
5.00% 4/1/24	100,000	102,375
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Media (continued)
CCO Holdings
144A 5.375% 6/1/29 #	565,000	$612,963
144A 5.875% 5/1/27 #	975,000	1,024,627

Clear Channel Worldwide Holdings 9.25% 2/15/24	42,000	40,824
CSC Holdings 144A 3.375% 2/15/31 #	700,000	678,650
DISH DBS 5.00% 3/15/23	175,000	178,719
Gray Television
144A 5.875% 7/15/26 #	175,000	181,891
144A 7.00% 5/15/27 #	600,000	651,232

Lamar Media 5.75% 2/1/26	840,000	868,791
Midcontinent Communications 144A 5.375% 8/15/27 #	75,000	77,329
Netflix
5.875% 2/15/25	75,000	84,702
5.875% 11/15/28	700,000	836,493
Sinclair Television Group
144A 5.125% 2/15/27 #	565,000	525,563
144A 5.625% 8/1/24 #	75,000	74,766
Sirius XM Radio
144A 4.625% 7/15/24 #	75,000	77,672
144A 5.00% 8/1/27 #	305,000	319,041
144A 5.50% 7/1/29 #	925,000	996,294

Terrier Media Buyer 144A 8.875% 12/15/27 #	370,000	373,469
		8,667,102
Real Estate Investment Trusts — 0.19%
American Tower 1.875% 10/15/30	30,000	29,587
Crown Castle International 5.25% 1/15/23	225,000	247,357
HAT Holdings I 144A 3.75% 9/15/30 #	25,000	25,187
Iron Mountain 144A 5.25% 3/15/28 #	530,000	552,856
Ladder Capital Finance Holdings 144A 5.25% 10/1/25 #	175,000	162,422
MGM Growth Properties Operating Partnership 5.75% 2/1/27	50,000	53,953
		1,071,362

Schedules of investments
Delaware Total Return Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Services — 0.97%
Aramark Services 144A 5.00% 2/1/28 #	800,000	$807,316
Ashtead Capital 144A 4.00% 5/1/28 #	1,120,000	1,164,800
GFL Environmental 144A 3.75% 8/1/25 #	143,000	142,911
Greystar Real Estate Partners 144A 5.75% 12/1/25 #	200,000	202,500
Prime Security Services Borrower 144A 5.75% 4/15/26 #	968,000	1,037,304
Realogy Group 144A 9.375% 4/1/27 #	50,000	51,880
Service Corp. International 4.625% 12/15/27	499,000	529,985
United Rentals North America 5.25% 1/15/30	945,000	1,033,003
Univar Solutions USA 144A 5.125% 12/1/27 #	320,000	328,941
Verscend Escrow 144A 9.75% 8/15/26 #	50,000	54,489
		5,353,129
Technology — 0.45%
Broadcom
3.15% 11/15/25	15,000	16,197
4.15% 11/15/30	15,000	16,875
5.00% 4/15/30	15,000	17,733

CommScope Technologies 144A 5.00% 3/15/27 #	340,000	327,037
Fiserv 2.65% 6/1/30	25,000	26,951
Global Payments 2.65% 2/15/25	200,000	212,342
Oracle 2.95% 4/1/30	30,000	33,610
PayPal Holdings
1.65% 6/1/25	25,000	25,928
2.30% 6/1/30	25,000	26,444

Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	505,000	529,934
ServiceNow 1.40% 9/1/30	20,000	19,492
SS&C Technologies 144A 5.50% 9/30/27 #	1,100,000	1,170,367
VeriSign 4.75% 7/15/27	25,000	26,547
Xilinx 2.375% 6/1/30	15,000	15,825
		2,465,282
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation — 0.36%
DAE Funding 144A 5.75% 11/15/23 #	466,000	$471,242
Delta Air Lines 144A 7.00% 5/1/25 #	725,000	797,018
Mileage Plus Holdings 144A 6.50% 6/20/27 #	375,000	391,406
Rutas 2 and 7 Finance 144A 3.241% 9/30/36 #, ^	302,000	215,175
Southwest Airlines
5.125% 6/15/27	40,000	43,653
5.25% 5/4/25	20,000	22,054

VistaJet Malta Finance 144A 10.50% 6/1/24 #	75,000	70,553
		2,011,101
Utilities — 0.95%
AEP Texas 3.45% 1/15/50	10,000	10,952
Appalachian Power 3.70% 5/1/50	10,000	11,420
Calpine
144A 4.50% 2/15/28 #	135,000	138,486
144A 5.00% 2/1/31 #	380,000	388,047
144A 5.25% 6/1/26 #	365,000	380,310

Centrais Eletricas Brasileiras 144A 3.625% 2/4/25 #	200,000	199,810
Duke Energy 4.875% μ, ψ	125,000	132,392
Entergy Mississippi 2.85% 6/1/28	90,000	99,055
Entergy Texas 3.55% 9/30/49	185,000	208,533
Evergy Kansas Central 3.45% 4/15/50	35,000	39,758
Infraestructura Energetica Nova 144A 3.75% 1/14/28 #	275,000	273,229
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	749,000	766,843
NextEra Energy Capital Holdings
2.25% 6/1/30	25,000	26,084
2.90% 4/1/22	75,000	77,671

NiSource 0.95% 8/15/25	15,000	15,006
Pacific Gas and Electric
2.10% 8/1/27	10,000	9,733
2.50% 2/1/31	15,000	14,327
3.30% 8/1/40	5,000	4,589

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Utilities (continued)
PacifiCorp
2.70% 9/15/30	5,000	$5,533
3.30% 3/15/51	10,000	11,254
3.50% 6/15/29	80,000	93,038

PG&E 5.25% 7/1/30	755,000	731,406
Sempra Energy 4.875% μ, ψ	20,000	20,600
Southern California Edison
4.00% 4/1/47	35,000	37,539
4.20% 3/1/29	150,000	173,070
4.875% 3/1/49	90,000	109,060

Southwestern Electric Power 4.10% 9/15/28	165,000	192,520
Vistra Operations
144A 5.00% 7/31/27 #	780,000	819,975
144A 5.50% 9/1/26 #	240,000	250,800
		5,241,040
Total Corporate Bonds (cost $85,999,788)		88,233,307

Municipal Bonds — 5.09%
Allegheny County Industrial Development Authority Revenue (United States Steel Corporation Project) 4.875% 11/1/24	1,000,000	952,650
Berks County, Pennsylvania Industrial Development Authority Revenue (Tower Health Project) 5.00% 11/1/47	500,000	533,820
Capital Trust Agency, Florida (University Bridge, LLC Student Housing Project) Series A 144A 5.25% 12/1/58 #	500,000	495,885
Chicago, Illinois Series A 5.00% 1/1/44	2,000,000	2,033,180
	Principal amount°	Value (US $)

Municipal Bonds (continued)
Colorado Health Facilities Authority Revenue (Cappella of Grand Junction Project) 144A 5.00% 12/1/54 #	1,000,000	$975,930
Cumberland County, Pennsylvania Municipal Authority Revenue (Asbury Pennsylvania Obligation Group) 5.00% 1/1/45	1,000,000	968,520
Illinois State
5.00% 1/1/28	1,070,000	1,153,182
Series A 5.125% 12/1/29	1,180,000	1,290,625

Lower Alabama Gas District Series A 5.00% 9/1/46	1,250,000	1,744,987
New Hampshire Business Finance Authority (The Vista Project) Series A 144A 5.25% 7/1/39 #	1,000,000	1,016,460
New Jersey Tobacco Settlement Financing Corporation Series B 5.00% 6/1/46	2,500,000	2,827,175
New Jersey Transportation Trust Fund Authority 4.00% 6/15/50	3,000,000	3,088,770
New York Liberty Development Revenue (World Trade Center Project) Class 2 144A 5.15% 11/15/34 #	750,000	783,585
Puerto Rico Sales Tax Financing Revenue
Series A-1 4.75% 7/1/53	1,250,000	1,303,138
Series A-1 5.00% 7/1/58	2,500,000	2,648,975

Seminole County Industrial Development Authority, Florida (Legacy Pointe at UCF Project) 5.50% 11/15/49	500,000	456,175
Texas Private Activity Bond Surface Transportation Corporate Senior Lien (NTE Mobility Partners Segments 3 LLC Segment 3C Project) 5.00% 6/30/58 (AMT)	2,250,000	2,584,440

Schedules of investments
Delaware Total Return Fund
	Principal amount°	Value (US $)

Municipal Bonds (continued)

Union County, New Jersey Improvement Authority (Aries Linden, LLC Project) 144A 6.75% 12/1/41 (AMT) #	1,000,000	$998,980
Washington Health Care Facilities Authority Revenue Series A-1 4.00% 8/1/44	2,000,000	2,209,700
Total Municipal Bonds (cost $28,319,802)		28,066,177

Non-Agency Commercial Mortgage-Backed Securities — 0.59%
BANK Series 2019-BN21 A5 2.851% 10/17/52	100,000	110,562
Benchmark Mortgage Trust Series 2019-B9 A5 4.016% 3/15/52	350,000	415,172
Cantor Commercial Real Estate Lending Series 2019-CF2 A5 2.874% 11/15/52	350,000	385,798
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50	350,000	399,093
Series 2017-GS6 A3 3.433% 5/10/50	350,000	394,815

JPM-BB Commercial Mortgage Securities Trust Series 2015-C31 A3 3.801% 8/15/48	350,000	391,871
JPM-DB Commercial Mortgage Securities Trust Series 2017-C7 A5 3.409% 10/15/50	350,000	396,374
		Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29 A4 3.325% 5/15/49		350,000	$387,102
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 A3 2.652% 8/15/49		350,000	369,927
Total Non-Agency Commercial Mortgage-Backed Securities (cost $3,111,557)			3,250,714

Loan Agreements — 0.14%
Frontier Communications Tranche B-1 6.00% (LIBOR03M + 2.75%) 6/17/24 •		770,020	760,395
Total Loan Agreements (cost $750,854)			760,395

Sovereign Bonds — 1.46%
Azerbaijan — 0.09%
Republic of Azerbaijan International Bond
144A 3.50% 9/1/32 #		490,000	472,636
			472,636
Czechia — 0.07%
Czech Republic Government Bond
0.45% 10/25/23	CZK	9,220,000	402,331
			402,331
Dominican Republic — 0.05%
Dominican Republic International Bond
144A 4.50% 1/30/30 #		283,000	279,109
			279,109
Egypt — 0.04%
Egypt Government International Bond
144A 5.75% 5/29/24 #		225,000	230,602
			230,602

		Principal amount°	Value (US $)

Sovereign Bonds (continued)
Gabon — 0.03%
Gabon Government International Bond
144A 6.625% 2/6/31 #		200,000	$179,398
			179,398
Georgia — 0.06%
Georgia Government International Bond
6.875% 4/12/21		299,000	305,350
			305,350
Guatemala — 0.06%
Guatemala Government Bond
144A 4.875% 2/13/28 #		281,000	310,786
			310,786
Honduras — 0.04%
Honduras Government International Bond
144A 5.625% 6/24/30 #		200,000	214,900
			214,900
Indonesia — 0.08%
Indonesia Government International Bond
144A 4.125% 1/15/25 #		400,000	447,325
			447,325
Israel — 0.06%
Israel Government International Bond
2.75% 7/3/30		300,000	332,565
			332,565
Ivory Coast — 0.02%
Ivory Coast Government International Bond
144A 6.875% 10/17/40 #	EUR	100,000	105,653
			105,653
Kenya — 0.04%
Kenya Government International Bond
144A 6.875% 6/24/24 #		206,000	210,042
			210,042
Mongolia — 0.05%
Mongolia Government International Bond
144A 5.625% 5/1/23 #		269,000	277,411
			277,411
		Principal amount°	Value (US $)

Sovereign Bonds (continued)
Morocco — 0.02%
Morocco Government International Bond
144A 1.375% 3/30/26 #	EUR	100,000	$117,243
			117,243
North Macedonia — 0.02%
North Macedonia Government International Bond
144A 3.675% 6/3/26 #	EUR	100,000	125,962
			125,962
Panama — 0.04%
Panama Government International Bond
144A 3.75% 4/17/26 #		201,000	215,324
			215,324
Paraguay — 0.14%
Paraguay Government International Bond
144A 4.625% 1/25/23 #		257,000	272,420
144A 4.95% 4/28/31 #		200,000	231,300
144A 5.60% 3/13/48 #		223,000	275,630
			779,350
Peru — 0.13%
Peruvian Government International Bond
2.392% 1/23/26		300,000	314,850
144A 5.35% 8/12/40 #	PEN	1,376,000	378,816
			693,666
Poland — 0.03%
Republic of Poland Government Bond
4.00% 10/25/23	PLN	674,000	194,566
			194,566
Republic of Vietnam — 0.05%
Vietnam Government International Bond
144A 4.80% 11/19/24 #		241,000	269,950
			269,950
Romania — 0.04%
Romanian Government International Bond
144A 3.00% 2/14/31 #		200,000	205,750
			205,750

Schedules of investments
Delaware Total Return Fund
		Principal amount°	Value (US $)

Sovereign Bonds (continued)
Senegal — 0.04%
Senegal Government International Bond
144A 6.25% 5/23/33 #		200,000	$197,927
			197,927
Serbia — 0.06%
Serbia International Bond
144A 3.125% 5/15/27 #	EUR	250,000	313,784
			313,784
Ukraine — 0.10%
Ukraine Government International Bond
144A 7.75% 9/1/21 #		561,000	575,901
			575,901
Uruguay — 0.03%
Uruguay Government International Bond
4.375% 1/23/31		100,000	119,156
4.50% 8/14/24		69,000	75,548
			194,704
Uzbekistan — 0.07%
Republic of Uzbekistan Bond
144A 4.75% 2/20/24 #		374,000	394,570
			394,570
Total Sovereign Bonds (cost $7,811,339)			8,046,805

Supranational Banks — 0.13%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #		306,000	321,686
Central American Bank For Economic Integration 144A 2.00% 5/6/25 #		400,000	414,424
Total Supranational Banks (cost $705,948)			736,110

US Treasury Obligations — 0.54%
US Treasury Bonds
1.375% 8/15/50		240,000	234,863
4.375% 2/15/38		60,000	92,334
US Treasury Inflation Indexed Notes
0.125% 1/15/30		513,601	567,708
0.125% 7/15/30		217,272	241,632

	Principal amount°	Value (US $)

US Treasury Obligations (continued)

US Treasury Notes 0.625% 8/15/30	1,800,000	$1,789,734
US Treasury Strip Principal 2.26% 5/15/44 ^	105,000	74,891
Total US Treasury Obligations (cost $2,954,029)		3,001,162
	Number of shares
Common Stock — 51.54%
Communication Services — 5.63%
AT&T	237,800	6,779,678
Comcast Class A	154,367	7,141,017
KDDI	34,800	875,274
Orange	65,090	677,949
Publicis Groupe	27,250	878,267
Verizon Communications	126,800	7,543,332
Walt Disney	57,613	7,148,621
		31,044,138
Consumer Discretionary — 3.23%
adidas AG †	2,830	913,926
Dollar Tree †	76,500	6,987,510
Hennes & Mauritz Class B	29,530	508,742
Lowe's	44,700	7,413,942
Next	5,470	419,369
Sodexo	9,580	682,899
Swatch Group	3,830	892,717
		17,819,105
Consumer Staples — 5.58%
Archer-Daniels-Midland	162,200	7,540,678
Asahi Group Holdings	17,600	613,406
Conagra Brands	199,400	7,120,574
Danone	20,010	1,296,149
Diageo	36,280	1,246,171
Kao	5,400	405,382
Kerry Group Class A	2,920	374,010
Kirin Holdings	14,600	274,226
Koninklijke Ahold Delhaize	44,810	1,324,491
Lawson	10,000	476,826
Mondelez International Class A	130,100	7,474,245
Nestle	13,360	1,590,001
Seven & i Holdings	33,500	1,040,849
		30,777,008
Energy — 1.07%
ConocoPhillips	179,668	5,900,297
		5,900,297

	Number of shares	Value (US $)
Common Stock (continued)
Financials — 6.29%
Allstate	73,700	$6,938,118
American International Group	238,800	6,574,164
Bank of New York Mellon	199,700	6,857,698
Marsh & McLennan	64,200	7,363,740
Truist Financial	183,100	6,966,955
		34,700,675
Healthcare — 8.58%
Abbott Laboratories	6,248	679,970
Brookdale Senior Living †	35,343	89,771
Cardinal Health	138,700	6,511,965
Cigna	38,100	6,454,521
CVS Health	114,500	6,686,800
Fresenius Medical Care AG & Co.	17,100	1,445,578
Johnson & Johnson	49,200	7,324,896
Merck & Co.	89,500	7,424,025
Novo Nordisk Class B	24,130	1,671,837
Pfizer	201,700	7,402,390
Roche Holding	4,820	1,651,046
		47,342,799
Industrials — 4.23%
Caterpillar	50,806	7,577,715
G4S †	423,370	1,091,963
Makita	10,400	497,737
Northrop Grumman	20,900	6,593,741
Raytheon Technologies	104,832	6,032,033
Secom	4,000	366,062
Securitas Class B †	76,050	1,162,569
		23,321,820
Information Technology — 7.54%
Broadcom	20,300	7,395,696
Cisco Systems	165,000	6,499,350
Cognizant Technology Solutions Class A	104,845	7,278,340
Intel	130,400	6,752,112
Motorola Solutions	42,183	6,614,716
Oracle	118,100	7,050,570
		41,590,784
Materials — 1.58%
Air Liquide	10,030	1,589,853
DuPont de Nemours	128,500	7,129,180
		8,719,033
	Number of shares	Value (US $)
Common Stock (continued)
REIT Diversified — 0.15%
Colony Capital	107,461	$293,369
Lexington Realty Trust	53,036	554,226
		847,595
REIT Healthcare — 0.56%
Assura	419,541	417,605
CareTrust REIT	10,200	181,509
Healthcare Realty Trust	17,609	530,383
Medical Properties Trust	35,586	627,381
Ventas	6,628	278,111
Welltower	19,507	1,074,641
		3,109,630
REIT Hotel — 0.36%
Gaming and Leisure Properties	22,023	813,297
MGM Growth Properties Class A	14,604	408,620
VICI Properties	33,442	781,539
		2,003,456
REIT Industrial — 0.63%
Americold Realty Trust	16,735	598,276
Granite Real Estate Investment Trust	11,139	646,481
Prologis	22,068	2,220,482
		3,465,239
REIT Information Technology — 0.87%
American Tower	2,480	599,490
Digital Realty Trust	5,752	844,163
Equinix	2,592	1,970,257
QTS Realty Trust Class A	11,387	717,609
SBA Communications	2,087	664,668
		4,796,187
REIT Mall — 0.21%
Simon Property Group	17,928	1,159,583
		1,159,583
REIT Manufactured Housing — 0.32%
Equity LifeStyle Properties	14,381	881,555
Sun Communities	6,168	867,283
		1,748,838
REIT Multifamily — 2.13%
Apartment Investment and Management Class A	15,352	517,669
AvalonBay Communities	3,937	587,952
Bluerock Residential Growth REIT	57,206	433,621

Schedules of investments
Delaware Total Return Fund
	Number of shares	Value (US $)
Common Stock (continued)
REIT Multifamily (continued)
Camden Property Trust	11,092	$986,966
Equity Residential	115,300	5,918,349
Grainger	109,065	417,311
Invitation Homes	33,591	940,212
Killam Apartment Real Estate Investment Trust	49,173	641,090
NexPoint Residential Trust	12,983	575,796
UDR	21,601	704,409
		11,723,375
REIT Office — 0.63%
Alpine Income Property Trust	44,519	692,270
Boston Properties	10,311	827,973
Cousins Properties	13,321	380,847
Highwoods Properties	13,580	455,881
Piedmont Office Realty Trust Class A	23,986	325,490
Postal Realty Trust Class A	20,291	307,206
SL Green Realty	10,199	472,928
		3,462,595
REIT Self-Storage — 0.29%
Extra Space Storage	7,517	804,244
Public Storage	3,615	805,133
		1,609,377
REIT Shopping Center — 0.17%
Kimco Realty	32,467	365,579
Regency Centers	7,948	302,183
Weingarten Realty Investors	14,692	249,176
		916,938
REIT Single Tenant — 0.14%
National Retail Properties	8,480	292,645
Spirit Realty Capital	14,629	493,729
		786,374
REIT Specialty — 0.17%
Outfront Media	13,556	197,240
Safehold	11,778	731,414
		928,654
Utilities — 1.18%
Edison International	127,700	6,492,268
		6,492,268
Total Common Stock (cost $288,407,296)		284,265,768

	Number of shares	Value (US $)

Convertible Preferred Stock — 3.17%
2020 Mandatory Exchangeable Trust 144A 6.50% exercise price $47.09, maturity date 5/16/23 #	1,457	$1,943,047
AMG Capital Trust II 5.15% exercise price $195.47, maturity date 10/15/37	44,463	2,027,207
Assurant 6.50% exercise price $106.55, maturity date 3/15/21	12,497	1,457,400
Bank of America 7.25% exercise price $50.00 ψ	919	1,367,472
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	60,947	2,850,491
Elanco Animal Health 5.00% exercise price $38.40, maturity date 2/1/23	39,846	1,767,569
Essential Utilities 6.00% exercise price $42.37, maturity date 4/30/22	29,800	1,594,300
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ψ	3,298	3,405,185
QTS Realty Trust 6.50% exercise price $46.86 ψ	7,700	1,089,088
Total Convertible Preferred Stock (cost $17,061,848)		17,501,759

Preferred Stock — 0.15%
Bank of America 6.50% μ	735,000	817,246
Total Preferred Stock (cost $830,601)		817,246

Exchange-Traded Funds — 8.39%
iShares MSCI EAFE ETF	260	16,549
iShares Russell 1000 Growth ETF	106,200	23,033,718
Vanguard FTSE Developed Markets ETF	6,070	248,263
Vanguard Mega Cap Growth ETF	123,970	22,984,038
Total Exchange-Traded Funds (cost $41,153,994)		46,282,568

	Principal amount°	Value (US $)
Limited Liability Corporation — 1.24%
Sc Hixson Pp 0.000% 1/7/20 =, †, π	7,200,000	$6,840,000
Total Limited Liability Corporation (cost $7,110,000)		6,840,000
	Number of shares
Short-Term Investments — 1.34%
Money Market Mutual Funds — 1.21%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	1,676,340	$1,676,340
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	1,676,340	1,676,340
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.00%)	1,676,340	1,676,340
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	1,676,340	1,676,340
		6,705,360
	Principal amount	Value (US $)
Variable Rate Demand Note — 0.13%
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Series L 0.110% 11/1/35	700,000	$700,000
Total Short-Term Investments (cost $7,405,360)		7,405,360
Total Value of Securities—100.18% (cost $549,957,748)		$552,555,782
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of Rule 144A securities was $74,539,037, which represents 13.51% of the Fund net assets. See Note 11 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at September 30, 2020. Rate will reset at a future date.
ψ	No contractual maturity date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Schedules of investments
Delaware Total Return Fund
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At September 30, 2020, the aggregate value of restricted securities was $6,840,000, which represented 1.24% of the Fund’s net assets. See Note 12 in “Notes to financial statements” and the following table, for additional details on restricted securities.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
Sc Hixson Pp	1/7/20	$7,110,000	$6,840,000

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at September 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CHF	(5,404)	USD	5,864	10/1/20	$—	$(3)
BNYM	EUR	(2,186)	USD	2,560	10/1/20	—	(3)
BNYM	SEK	(73,813)	USD	8,196	10/1/20	—	(46)
JPMCB	EUR	(100,000)	USD	118,979	1/15/21	1,427	—
JPMCB	EUR	(955,834)	USD	1,123,980	1/22/21	197	—
JPMCB	KZT	86,343,000	USD	(204,000)	10/30/20	—	(6,509)
Total Foreign Currency Exchange Contracts						$1,624	$(6,561)
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
1	US Treasury 10 yr Ultra Notes	$159,922	$160,096	12/21/20	$(174)	$(469)
(26)	US Treasury 10 yr Notes	(3,627,812)	(3,625,007)	12/21/20	(2,805)	6,500
Total Futures Contracts			$(3,464,911)		$(2,979)	$6,031
Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Over-The-Counter:
Protection PurchasedMoody’s Ratings:
JPMCB-Republic of Indonesia 3.70% 1/8/22 BBB 6/20/25− Quarterly	1,020,000	1.000%	$5,262	$11,975	$—	$(6,713)	$—
[1]	See Note 8 in “Notes to financial statements.”

[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(283).
The use of foreign currency exchange contracts, futures contracts, and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented on the previous page represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin is reflected in the Fund’s net assets.
Summary of abbreviations:
AG – Aktiengesellschaft
AMT – Subject to Alternative Minimum Tax
BB – Barclays Bank
BNYM – Bank of New York Mellon
CDS – Credit Default Swap
CHF – Swiss Franc
CZK – Czech Koruna
DB – Deutsche Bank AG
EAFE – Europe, Australasia and Far East
ETF – Exchange-Traded Fund
EUR – European Monetary Unit
FTSE – Financial Times Stock Exchange
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
Summary of abbreviations: (continued)
JSC – Joint Stock Company
KZT – Kazakhstan Tenge
LIBOR – London interbank offered rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
LLC – Limited Liability Corporation
MSCI – Morgan Stanley Capital International
PEN – Peruvian Sol
PLN – Polish Zloty
REIT – Real Estate Investment Trust
S.F. – Single Family
SEK – Swedish Krona
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)
September 30, 2020
	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Growth Equity Fund
Assets:
Investments, at value*	$305,744,451	$1,026,302,049	$599,053,955
Receivable for securities sold	1,530,009	6,425,989	—
Dividends and interest receivable	487,492	1,661,132	158,714
Receivable for fund shares sold	292,740	806,322	557,170
Other assets	19,982	57,616	24,395
Total Assets	308,074,674	1,035,253,108	599,794,234
Liabilities:
Due to custodian	5,082	7,884	5,989
Payable for fund shares redeemed	791,876	2,149,148	1,353,165
Payable for securities purchased	409,640	1,365,314	—
Investment management fees payable to affiliates	166,901	534,823	311,465
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	72,242	271,395	128,161
Distribution fees payable to affiliates	64,000	214,118	98,069
Reports and statements to shareholders expenses payable to non-affiliates	19,371	57,797	26,257
Other accrued expenses	16,372	35,764	22,707
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,408	8,067	4,631
Custody fees payable	1,644	4,003	3,288
Accounting and administration expenses payable to affiliates	1,209	3,281	2,023
Trustees' fees and expenses payable to affiliates	1,092	3,642	2,169
Reports and statements to shareholders expenses payable to affiliates	617	2,065	1,217
Legal fees payable to affiliates	547	1,826	1,088
Pricing fees payable	17	44	31
Total Liabilities	1,553,018	4,659,171	1,960,260
Total Net Assets	$306,521,656	$1,030,593,937	$597,833,974

Net Assets Consist of:
Paid-in capital	301,486,538	1,020,993,496	360,810,728
Total distributable earnings (loss)	5,035,118	9,600,441	237,023,246
Total Net Assets	$306,521,656	$1,030,593,937	$597,833,974

	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Growth Equity Fund
Net Asset Value

Class A:
Net assets	$304,916,660	$1,023,820,948	$472,795,166
Shares of beneficial interest outstanding, unlimited authorization, no par	48,867,658	85,762,499	34,577,266
Net asset value per share	$6.24	$11.94	$13.67
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$6.62	$12.67	$14.50

Institutional Class:[1]
Net assets	$926,332	$4,062,530	$121,477,849
Shares of beneficial interest outstanding, unlimited authorization, no par	147,401	338,949	8,658,118
Net asset value per share	$6.28	$11.99	$14.03

Class R6:[2]
Net assets	$678,664	$2,710,459	$3,560,959
Shares of beneficial interest outstanding, unlimited authorization, no par	108,966	225,749	251,972
Net asset value per share	$6.23	$12.01	$14.13
*Investments, at cost	$310,187,087	$1,040,101,285	$408,289,359
1 On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
2 On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)
	Delaware Opportunity Fund	Delaware Special Situations Fund	Delaware Global Equity Fund
Assets:
Investments, at value*	$600,144,083	$280,009,436	$288,994,453
Foreign currencies, at valueΔ	—	—	10,385
Receivable for securities sold	4,585,114	411,357	627,260
Dividends and interest receivable	873,080	379,517	716,874
Foreign tax reclaims receivable	13,959	—	734,427
Receivable for fund shares sold	445,328	355,377	376,552
Other assets	37,070	23,220	19,900
Total Assets	606,098,634	281,178,907	291,479,851
Liabilities:
Due to custodian	6,543	5,838	301,670
Payable for fund shares redeemed	1,237,938	702,474	905,836
Payable for securities purchased	1,090,962	294,264	—
Investment management fees payable to affiliates	342,095	161,122	203,611
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	158,800	89,529	68,962
Distribution fees payable to affiliates	125,897	59,405	56,589
Reports and statements to shareholders expenses payable to non-affiliates	36,160	22,228	18,650
Other accrued expenses	22,827	14,910	14,762
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,735	2,244	2,265
Custody fees payable	4,328	5,126	19,891
Trustees' fees and expenses payable to affiliates	2,140	1,037	1,013
Accounting and administration expenses payable to affiliates	2,061	1,149	1,157
Reports and statements to shareholders expenses payable to affiliates	1,212	—	577
Legal fees payable to affiliates	1,073	520	508
Pricing fees payable	30	74	2,930
Unrealized depreciation on foreign currency exchange contracts	—	—	1,062
Total Liabilities	3,036,801	1,359,920	1,599,483
Total Net Assets	$603,061,833	$279,818,987	$289,880,368

Net Assets Consist of:
Paid-in capital	655,477,025	349,513,179	271,969,683
Total distributable earnings (loss)	(52,415,192)	(69,694,192)	17,910,685
Total Net Assets	$603,061,833	$279,818,987	$289,880,368

	Delaware Opportunity Fund	Delaware Special Situations Fund	Delaware Global Equity Fund
Net Asset Value

Class A:
Net assets	$599,542,462	$276,604,462	$271,088,149
Shares of beneficial interest outstanding, unlimited authorization, no par	25,774,562	16,012,770	40,668,885
Net asset value per share	$23.26	$17.27	$6.67
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$24.68	$18.32	$7.08

Institutional Class:[1]
Net assets	$2,490,021	$1,602,854	$17,474,622
Shares of beneficial interest outstanding, unlimited authorization, no par	102,188	90,416	2,506,805
Net asset value per share	$24.37	$17.73	$6.97

Class R6:[2]
Net assets	$1,029,350	$1,611,671	$1,317,597
Shares of beneficial interest outstanding, unlimited authorization, no par	42,818	90,702	188,833
Net asset value per share	$24.04	$17.77	$6.98
*Investments, at cost	$636,060,990	$333,978,645	$280,201,843
ΔForeign currencies, at cost	—	—	8,294
1 On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
2 On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)
	Delaware International Fund	Delaware Floating Rate II Fund	Delaware Fund for Income
Assets:
Investments, at value*	$289,845,165	$60,086,646	$420,051,872
Cash	—	107,712	77,074
Foreign currencies, at valueΔ	95,109	—	—
Receivable for securities sold	599,075	4,975,825	8,199,846
Dividends and interest receivable	668,616	200,613	5,372,971
Foreign tax reclaims receivable	911,120	—	—
Receivable for fund shares sold	513,074	83,507	484,289
Receivable due from Advisor	—	3,632	—
Other assets	12,749	26,853	46,041
Total Assets	292,644,908	65,484,788	434,232,093
Liabilities:
Due to custodian	895,816	—	—
Payable for fund shares redeemed	1,000,841	197,079	1,087,598
Investment management fees payable to affiliates	206,489	—	228,826
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	73,020	11,188	61,534
Distribution fees payable to affiliates	37,063	7,910	77,139
Custody fees payable	30,166	2,489	3,076
Reports and statements to shareholders expenses payable to non-affiliates	17,933	6,959	22,900
Other accrued expenses	15,208	8,220	19,263
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,276	498	3,300
Pricing fees payable	1,940	6,354	13,028
Accounting and administration expenses payable to affiliates	1,161	464	1,536
Trustees' fees and expenses payable to affiliates	1,006	206	1,470
Unrealized depreciation on foreign currency exchange contracts	1,002	—	—
Reports and statements to shareholders expenses payable to affiliates	575	118	838
Legal fees payable to affiliates	504	103	737
Payable for securities purchased	—	6,052,152	9,528,980
Distribution payable	—	3,064	159,748
Total Liabilities	2,285,000	6,296,804	11,209,973
Total Net Assets	$290,359,908	$59,187,984	$423,022,120

Net Assets Consist of:
Paid-in capital	290,200,483	67,964,513	473,346,059
Total distributable earnings (loss)	159,425	(8,776,529)	(50,323,939)
Total Net Assets	$290,359,908	$59,187,984	$423,022,120

	Delaware International Fund	Delaware Floating Rate II Fund	Delaware Fund for Income
Net Asset Value

Class A:
Net assets	$176,947,235	$37,672,195	$369,995,511
Shares of beneficial interest outstanding, unlimited authorization, no par	14,133,899	4,060,297	153,985,773
Net asset value per share	$12.52	$9.28	$2.40
Sales charge	5.75%	2.75%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$13.28	$9.54	$2.51

Institutional Class:[1]
Net assets	$112,789,654	$21,480,516	$51,960,663
Shares of beneficial interest outstanding, unlimited authorization, no par	8,778,078	2,317,946	21,787,139
Net asset value per share	$12.85	$9.27	$2.38

Class R6:[2]
Net assets	$623,019	$35,273	$1,065,946
Shares of beneficial interest outstanding, unlimited authorization, no par	48,223	3,797	441,559
Net asset value per share	$12.92	$9.29	$2.41
*Investments, at cost	$289,609,160	$59,703,509	$412,980,793
ΔForeign currencies, at cost	94,689	—	—
1 On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
2 On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)
	Delaware Government Cash Management Fund	Delaware International Opportunities Bond Fund	Delaware Investment Grade Fund
Assets:
Investments, at value*	$121,386,944	$34,897,215	$267,203,573
Cash	3,509,304	48,497	75,703
Cash collateral due from brokers	—	108,401	179,025
Foreign currencies, at valueΔ	—	85,266	—
Receivable for securities sold	—	—	1,159,226
Dividends and interest receivable	—	149,316	2,367,654
Foreign tax reclaims receivable	—	138,737	—
Receivable for fund shares sold	181,837	41,497	213,187
Unrealized appreciation on foreign currency exchange contracts	—	36,883	—
Receivable due from Advisor	86,321	10,815	—
Other assets	4,781	4,781	19,124
Variation margin due from HSBC on futures contracts	—	9,699	—
Total Assets	125,169,187	35,531,107	271,217,492
Liabilities:
Payable for fund shares redeemed	950,491	149,940	613,911
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	31,979	9,072	45,503
Reports and statements to shareholders expenses payable to non-affiliates	16,276	6,152	15,015
Other accrued expenses	12,121	7,740	14,970
Custody fees payable	2,350	4,718	2,881
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,067	275	2,099
Legal fees payable to affiliates	892	62	469
Accounting and administration expenses payable to affiliates	718	429	1,096
Trustees' fees and expenses payable to affiliates	531	125	936
Reports and statements to shareholders expenses payable to affiliates	280	70	532
Pricing fees payable	203	11,671	9,564
Distribution payable	73	8,093	22,607
Payable for securities purchased	—	30,220	3,284,333
Investment management fees payable to affiliates	—	—	112,313
Unrealized depreciation on foreign currency exchange contracts	—	17,268	—
Distribution fees payable to affiliates	—	5,657	55,625
Variation margin due to HSBC on future contracts	—	—	26,250
Total Liabilities	1,016,981	251,492	4,208,104
Total Net Assets	$124,152,206	$35,279,615	$267,009,388

Net Assets Consist of:
Paid-in capital	124,152,202	43,680,555	253,974,002
Total distributable earnings (loss)	4	(8,400,940)	13,035,386
Total Net Assets	$124,152,206	$35,279,615	$267,009,388

	Delaware Government Cash Management Fund	Delaware International Opportunities Bond Fund	Delaware Investment Grade Fund
Net Asset Value

Class A:
Net assets	$124,152,206	$27,032,507	$264,482,474
Shares of beneficial interest outstanding, unlimited authorization, no par	124,152,255	3,140,510	26,289,185
Net asset value per share	$1.00	$8.61	$10.06
Sales charge	—%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$1.00	$9.02	$10.53

Institutional Class: [1]
Net assets	$—	$8,197,843	$1,764,423
Shares of beneficial interest outstanding, unlimited authorization, no par	—	939,851	174,404
Net asset value per share	$—	$8.72	$10.12

Class R6:[2]
Net assets	$—	$49,265	$762,491
Shares of beneficial interest outstanding, unlimited authorization, no par	—	5,588	75,559
Net asset value per share	$—	$8.82	$10.09
*Investments, at cost	$121,386,944	$32,860,411	$259,550,056
ΔForeign currencies, at cost	—	85,242	—
1 On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
2 On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)
	Delaware Limited Duration Bond Fund	Delaware Strategic Income II Fund	Delaware Covered Call Strategy Fund
Assets:
Investments, at value*	$178,729,099	$100,516,493	$165,488,870
Cash	222,015	38,276	—
Cash collateral due from brokers	—	33,134	—
Foreign currencies, at valueΔ	—	6,178	—
Receivable for securities sold	—	1,758,010	—
Dividends and interest receivable	938,018	822,846	89,245
Foreign tax reclaims receivable	—	—	9,758
Receivable for fund shares sold	1,116,149	112,275	182,192
Unrealized appreciation on foreign currency exchange contracts	—	13,058	—
Other assets	10,216	4,822	11,236
Total Assets	181,015,497	103,305,092	165,781,301
Liabilities:
Options written, at valueΣ	—	—	5,499,865
Due to custodian	—	—	4,776
Payable for securities purchased	1,398,613	3,533,800	—
Payable for fund shares redeemed	925,543	318,181	409,319
Investment management fees payable to affiliates	33,373	45,844	80,888
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	32,116	15,545	43,916
Distribution fees payable to affiliates	21,184	20,818	25,411
Reports and statements to shareholders expenses payable to non-affiliates	12,621	10,287	12,214
Pricing fees payable	9,092	7,363	27
Distribution payable	8,205	6,801	—
Other accrued expenses	7,730	9,177	11,871
Custody fees payable	5,395	2,327	1,117
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,395	781	1,245
Accounting and administration expenses payable to affiliates	838	614	783
Trustees' fees and expenses payable to affiliates	617	348	572
Reports and statements to shareholders expenses payable to affiliates	352	198	322
Legal fees payable to affiliates	309	562	287
Variation margin due to HSBC on future contracts	—	5,281	—
Total Liabilities	2,457,383	3,977,927	6,092,613
Total Net Assets	$178,558,114	$99,327,165	$159,688,688

Net Assets Consist of:
Paid-in capital	208,775,511	107,311,164	147,657,165
Total distributable earnings (loss)	(30,217,397)	(7,983,999)	12,031,523
Total Net Assets	$178,558,114	$99,327,165	$159,688,688

	Delaware Limited Duration Bond Fund	Delaware Strategic Income II Fund	Delaware Covered Call Strategy Fund
Net Asset Value

Class A:
Net assets	$169,569,864	$99,020,422	$121,566,229
Shares of beneficial interest outstanding, unlimited authorization, no par	17,975,872	10,487,085	11,059,148
Net asset value per share	$9.43	$9.44	$10.99
Sales charge	2.75%	4.50%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.70	$9.88	$11.66

Institutional Class:[1]
Net assets	$8,680,592	$306,743	$37,886,461
Shares of beneficial interest outstanding, unlimited authorization, no par	917,606	32,514	3,455,233
Net asset value per share	$9.46	$9.43	$10.96

Class R6:[2]
Net assets	$307,658	$—	$235,998
Shares of beneficial interest outstanding, unlimited authorization, no par	32,464	—	21,636
Net asset value per share	$9.48	$—	$10.91
*Investments, at cost	$175,523,346	$99,394,505	$126,381,951
ΔForeign currencies, at cost	—	6,189	—
ΣPremium received	—	—	(8,066,174)
1On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
2On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Delaware Group® Equity Funds IV (Trust)
	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Assets:
Investments, at value*	$74,408,184	$75,557,450	$552,555,782
Cash collateral due from brokers	1,166,394	—	42,460
Foreign currencies, at valueΔ	18,613	—	1,513
Receivable for securities sold	23,574	1,276,018	1,359,667
Dividends and interest receivable	60,592	88,412	2,436,877
Foreign tax reclaims receivable	3,284	—	55,204
Receivable for fund shares sold	80,387	455,183	594,182
Unrealized appreciation on foreign currency exchange contracts	44,802	—	1,624
Upfront payments paid on credit default swap contracts	—	—	11,975
Other assets	5,108	3,168	29,462
Variation margin due from HSBC on futures contracts	—	—	6,031
Total Assets	75,810,938	77,380,231	557,094,777
Liabilities:
Options written, at valueΣ	430,400	12,253,407	—
Due to custodian	14,070	3,837	1,872,853
Payable for fund shares redeemed	235,012	595,286	1,364,310
Payable for securities purchased	63,317	197,074	1,671,623
Variation margin due to Morgan Stanley on futures contracts	54,542	—	—
Investment management fees payable to affiliates	31,166	16,225	273,131
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	15,547	17,270	124,572
Distribution fees payable to affiliates	11,671	6,664	115,356
Custody fees payable	11,595	504	14,083
Other accrued expenses	8,296	8,690	23,166
Reports and statements to shareholders expenses payable to non-affiliates	7,434	129	35,182
Pricing fees payable	2,720	11	24,968
Dividend disbursing and transfer agent fees and expenses payable to affiliates	586	508	4,326
Accounting and administration expenses payable to affiliates	542	514	1,911
Trustees' fees and expenses payable to affiliates	269	228	1,955
Reports and statements to shareholders expenses payable to affiliates	152	4,547	1,107
Legal fees payable to affiliates	135	115	1,368
Unrealized depreciation on foreign currency exchange contracts	43	—	6,561
Unrealized depreciation on credit default swap contracts	—	—	6,713
Swap payments payable	—	—	283
Total Liabilities	887,497	13,105,009	5,543,468
Total Net Assets	$74,923,441	$64,275,222	$551,551,309

Net Assets Consist of:
Paid-in capital	51,017,702	74,591,513	552,321,190
Total distributable earnings (loss)	23,905,739	(10,316,291)	(769,881)
Total Net Assets	$74,923,441	$64,275,222	$551,551,309

	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Net Asset Value

Class A:
Net assets	$55,602,689	$31,471,629	$550,020,192
Shares of beneficial interest outstanding, unlimited authorization, no par	4,790,631	3,361,678	38,269,463
Net asset value per share	$11.61	$9.36	$14.37
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.32	$9.93	$15.25

Institutional Class:[1]
Net assets	$19,229,566	$32,769,461	$768,652
Shares of beneficial interest outstanding, unlimited authorization, no par	1,630,614	3,497,273	53,254
Net asset value per share	$11.79	$9.37	$14.43

Class R6:[2]
Net assets	$91,186	$34,132	$762,465
Shares of beneficial interest outstanding, unlimited authorization, no par	7,730	7,007	52,681
Net asset value per share	$11.80	$4.87	$14.47
*Investments, at cost	$64,580,278	$76,582,433	$549,957,748
ΔForeign currencies, at cost	18,510	—	1,511
ΣPremium received	(444,604)	(13,317,636)	—
1On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
2On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware Group® Equity Funds IV (Trust)
Year ended September 30, 2020
	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Growth Equity Fund
Investment Income:
Dividends	$10,144,240	$34,074,739	$5,572,668
Interest	20,144	46,727	7,799
	10,164,384	34,121,466	5,580,467

Expenses:
Management fees	2,431,582	7,443,214	3,918,269
Distribution expenses — Class A	927,459	3,000,521	1,205,197
Dividend disbursing and transfer agent fees and expenses	569,694	1,930,702	949,809
Accounting and administration expenses	99,318	235,047	138,171
Registration fees	97,868	128,374	110,017
Reports and statements to shareholders expenses	77,617	244,668	127,503
Legal fees	34,259	103,392	49,149
Audit and tax fees	33,173	34,884	33,897
Trustees' fees and expenses	27,619	89,108	43,492
Custodian fees	18,249	46,475	18,001
Other	16,449	46,590	32,611
	4,333,287	13,302,975	6,626,116
Less expenses waived	(1,181)	(2,817)	(33,066)
Less expenses paid indirectly	(3,692)	(13,168)	(7,839)
Total operating expenses	4,328,414	13,286,990	6,585,211
Net Investment Income (Loss)	5,835,970	20,834,476	(1,004,744)
Net Realized and Unrealized Gain:
Net realized gain (loss) on:
Investments	106,713,928	355,058,601	52,514,563
Net realized gain	106,713,928	355,058,601	52,514,563

Net change in unrealized appreciation (depreciation) of:
Investments	(144,981,746)	(480,016,900)	86,054,104
Net change in unrealized appreciation (depreciation)	(144,981,746)	(480,016,900)	86,054,104
Net Realized and Unrealized Gain (Loss)	(38,267,818)	(124,958,299)	138,568,667
Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,431,848)	$(104,123,823)	$137,563,923

See accompanying notes, which are an integral part of the financial statements.

	Delaware Opportunity Fund	Delaware Special Situations Fund	Delaware Global Equity Fund
Investment Income:
Dividends	$13,276,378	$6,737,699	$8,046,437
Interest	27,910	19,396	2,009
Foreign tax withheld	(4,432)	—	(674,738)
	13,299,856	6,757,095	7,373,708

Expenses:
Management fees	5,341,094	2,781,893	2,786,444
Distribution expenses — Class A	1,802,367	909,540	747,273
Dividend disbursing and transfer agent fees and expenses	1,289,435	742,283	560,322
Accounting and administration expenses	156,231	98,630	91,967
Registration fees	100,917	90,309	96,778
Reports and statements to shareholders expenses	163,566	97,496	83,501
Legal fees	58,995	31,136	27,773
Audit and tax fees	33,924	33,171	47,230
Trustees' fees and expenses	53,856	27,800	24,565
Custodian fees	26,101	29,121	86,615
Other	30,654	19,203	20,861
	9,057,140	4,860,582	4,573,329
Less expenses waived	(233,211)	(128,004)	(47,543)
Less expenses paid indirectly	(10,385)	(7,267)	(936)
Total operating expenses	8,813,544	4,725,311	4,524,850
Net Investment Income	4,486,312	2,031,784	2,848,858
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	152,637,370	10,977,956	63,080,795
Foreign currencies	—	—	460,997
Foreign currency exchange contracts	—	—	(503,992)
Net realized gain	152,637,370	10,977,956	63,037,800

Net change in unrealized appreciation (depreciation) of:
Investments	(265,065,831)	(99,306,662)	(55,168,596)
Foreign currencies	—	—	70,756
Foreign currency exchange contracts	—	—	(1,062)
Net change in unrealized appreciation (depreciation)	(265,065,831)	(99,306,662)	(55,098,902)
Net Realized and Unrealized Gain (Loss)	(112,445,017)	(88,328,706)	7,938,898
Net Increase (Decrease) in Net Assets Resulting from Operations	$(107,942,149)	$(86,296,922)	$10,787,756

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware Group® Equity Funds IV (Trust)
	Delaware International Fund	Delaware Floating Rate II Fund	Delaware Fund for Income
Investment Income:
Dividends	$8,334,966	$36,932	$157,281
Interest	19,446	4,047,918	25,841,358
Foreign tax withheld	(979,108)	—	—
	7,375,304	4,084,850	25,998,639

Expenses:
Management fees	3,007,424	376,980	2,897,703
Distribution expenses — Class A	509,008	121,302	1,024,434
Dividend disbursing and transfer agent fees and expenses	625,827	133,553	646,073
Accounting and administration expenses	96,016	51,332	111,265
Registration fees	100,935	91,389	93,338
Reports and statements to shareholders expenses	80,931	29,198	107,377
Legal fees	29,808	7,591	37,729
Audit and tax fees	47,225	46,629	45,078
Trustees' fees and expenses	26,082	5,943	32,818
Custodian fees	122,743	14,105	16,704
Other	19,018	8,669	53,371
	4,665,017	886,691	5,065,890
Less expenses waived	(104)	(119,456)	(1,312)
Less expenses paid indirectly	(2,362)	(2,696)	(7,331)
Total operating expenses	4,662,551	764,539	5,057,247
Net Investment Income	2,712,753	3,320,311	20,941,392
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	74,062,127	(5,301,079)	(9,692,375)
Foreign currencies	571,336	14	—
Foreign currency exchange contracts	(469,850)	2	—
Swap contracts	—	(52,030)	—
Net realized gain (loss)	74,163,613	(5,353,093)	(9,692,375)

Net change in unrealized appreciation (depreciation) of:
Investments	(83,071,622)	1,436,341	1,251,885
Foreign currencies	139,024	—	—
Foreign currency exchange contracts	(1,002)	—	—
Net change in unrealized appreciation (depreciation)	(82,933,600)	1,436,341	1,251,885
Net Realized and Unrealized Loss	(8,769,987)	(3,916,752)	(8,440,490)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,057,234)	$(596,441)	$12,500,902

See accompanying notes, which are an integral part of the financial statements.

	Delaware Government Cash Management Fund	Delaware International Opportunities Bond Fund	Delaware Investment Grade Fund
Investment Income:
Dividends	$—	$19,233	$38,035
Interest	1,477,622	661,367	9,505,541
Foreign tax withheld	—	(1,300)	—
	1,477,622	679,300	9,543,576

Expenses:
Management fees	829,232	471,763	1,550,439
Distribution expenses — Class A	—	84,053	762,220
Dividend disbursing and transfer agent fees and expenses	381,021	128,471	450,086
Accounting and administration expenses	69,132	49,134	89,106
Registration fees	95,730	84,389	91,620
Reports and statements to shareholders expenses	63,837	30,279	76,697
Legal fees	37,024	6,599	26,489
Audit and tax fees	34,816	46,723	44,718
Trustees' fees and expenses	12,826	5,087	23,269
Custodian fees	8,808	19,366	15,267
Other	6,178	24,608	36,935
	1,538,604	950,472	3,166,846
Less expenses waived	(990,068)	(157,636)	(2,408)
Less expenses paid indirectly	(808)	(7,261)	(5,538)
Total operating expenses	547,728	785,575	3,158,900
Net Investment Income (Loss)	929,894	(106,275)	6,384,676
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4	(1,056,910)	33,595,172
Foreign currencies	—	(12,217,485)	—
Foreign currency exchange contracts	—	(1,405,789)	—
Futures contracts	—	(79,983)	1,204,327
Options purchased	—	211,610	—
Net realized gain (loss)	4	(14,548,557)	34,799,499

Net change in unrealized appreciation (depreciation) of:
Investments	—	14,162,721	(19,376,775)
Foreign currencies	—	19,956	—
Foreign currency exchange contracts	—	1,001,655	—
Futures contracts	—	594	15,327
Net change in unrealized appreciation (depreciation)	—	15,184,926	(19,361,448)
Net Realized and Unrealized Gain	4	636,369	15,438,051
Net Increase in Net Assets Resulting from Operations	$929,898	$530,094	$21,822,727

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware Group® Equity Funds IV (Trust)
	Delaware Limited Duration Bond Fund	Delaware Strategic Income II Fund	Delaware Covered Call Strategy Fund
Investment Income:
Dividends	$18,785	$120,141	$5,185,558
Interest	4,847,414	4,605,125	—
	4,866,199	4,725,266	5,185,558

Expenses:
Management fees	1,031,380	620,264	1,682,193
Distribution expenses — Class A	473,804	284,874	398,286
Dividend disbursing and transfer agent fees and expenses	326,857	153,534	356,237
Accounting and administration expenses	72,830	57,529	74,793
Registration fees	95,964	67,518	97,854
Reports and statements to shareholders expenses	58,274	36,427	53,103
Legal fees	18,818	14,476	18,262
Audit and tax fees	44,505	27,004	37,083
Trustees' fees and expenses	16,253	8,399	15,775
Custodian fees	7,386	8,426	6,802
Other	24,591	22,655	12,330
	2,170,662	1,301,106	2,752,718
Less expenses waived	(474,787)	—	(96,462)
Less waived distribution expenses — Class A	(187,108)	—	—
Less expenses paid indirectly	(3,993)	(3,472)	(3,084)
Total operating expenses	1,504,774	1,297,634	2,653,172
Net Investment Income	3,361,425	3,427,632	2,532,386
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,472,166	206,034	24,072,341
Affiliated investments	—	(4,570,868)	—
Foreign currencies	—	(69,010)	—
Foreign currency exchange contracts	—	46,744	—
Futures contracts	—	105,572	—
Options written	—	—	(29,035,673)
Net realized gain (loss)	5,472,166	(4,281,528)	(4,963,332)

Net change in unrealized appreciation (depreciation) of:
Investments	(1,570,236)	834,828	(19,097,367)
Affiliated Investments	—	4,621,263	—
Foreign currencies	—	39	—
Foreign currency exchange contracts	—	13,058	—
Futures contracts	—	(3,657)	—
Options written	—	—	5,829,497
Net change in unrealized appreciation (depreciation)	(1,570,236)	5,465,531	(13,267,870)
Net Realized and Unrealized Gain (Loss)	3,901,930	1,184,003	(18,231,202)
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,263,355	$4,611,635	$(15,698,816)

See accompanying notes, which are an integral part of the financial statements.

	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Investment Income:
Dividends	$1,331,225	$3,292,071	$12,175,522
Interest	33,171	—	7,802,932
Foreign tax withheld	(6,528)	—	(83,475)
	1,357,868	3,292,071	19,894,979

Expenses:
Management fees	1,024,400	749,651	4,175,886
Distribution expenses — Class A	161,567	111,082	1,626,500
Dividend disbursing and transfer agent fees and expenses	137,820	142,624	1,040,582
Accounting and administration expenses	53,407	54,195	144,594
Registration fees	91,170	92,355	88,465
Reports and statements to shareholders expenses	39,507	20,201	163,925
Legal fees	9,003	7,879	145,946
Audit and tax fees	40,090	36,862	47,380
Trustees' fees and expenses	6,903	7,129	48,517
Custodian fees	34,509	3,456	54,695
Other	10,771	6,322	84,545
	1,609,147	1,231,756	7,621,035
Less expenses waived	(196,181)	(127,752)	(59,903)
Less expenses paid indirectly	(15,195)	(1,647)	(23,788)
Total operating expenses	1,397,771	1,102,357	7,537,344
Net Investment Income	(39,903)	2,189,714	12,357,635
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,991,939	(6,478,824)	103,188,267
Foreign currencies	69,300	—	(53,977)
Foreign currency exchange contracts	(76,454)	—	(143,254)
Futures contracts	(701,537)	—	(385,093)
Options written	(794,013)	(3,476,935)	—
Options purchased	561,808	—	—
Swap contracts	—	—	154,240
Net realized gain (loss)	20,051,043	(9,955,759)	102,760,183

Net change in unrealized appreciation (depreciation) of:
Investments	(11,974,020)	(4,028,587)	(149,029,775)
Foreign currencies	(722)	—	2,180
Foreign currency exchange contracts	24,736	—	(4,937)
Futures contracts	(167,511)	—	(2,979)
Options purchased	794,567	—	—
Options written	(420,108)	5,057,748	—
Swap contracts	—	—	(6,996)
Net change in unrealized appreciation (depreciation)	(11,743,058)	1,029,161	(149,042,507)
Net Realized and Unrealized Gain (Loss)	8,307,985	(8,926,598)	(46,282,324)
Net Increase (Decrease) in Net Assets Resulting from Operations	$8,268,082	$(6,736,884)	$(33,924,689)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Group® Equity Funds IV (Trust)
	Delaware Equity Income Fund		Delaware Growth and Income Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,835,970	$8,879,846	$20,834,476	$22,841,340
Net realized gain (loss)	106,713,928	33,813,012	355,058,601	191,416,436
Net change in unrealized appreciation (depreciation)	(144,981,746)	(38,030,962)	(480,016,900)	(189,978,012)
Net increase (decrease) in net assets resulting from operations	(32,431,848)	4,661,896	(104,123,823)	24,279,764

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(132,797,526)	(67,899,359)	(491,601,820)	(285,704,754)
Class B1	—	(286,459)	—	(2,023,413)
Institutional Class[2]	(336,217)	(9,736,043)	(2,861,172)	(25,839,515)
Class R6[3]	(386,245)	(284,978)	(1,904,446)	(1,676,586)
	(133,519,988)	(78,206,839)	(496,367,438)	(315,244,268)

Capital Share Transactions:
Proceeds from shares sold:
Class A	21,226,285	41,356,189	57,869,184	104,698,583
Class B1	—	93,212	—	320,127
Institutional Class[2]	903,185	9,803,002	3,311,866	92,583,930
Class R6[3]	179,886	1,785,192	352,004	709,788

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	131,262,560	66,810,971	487,454,636	282,926,826
Class B1	—	286,459	—	2,019,655
Institutional Class[2]	311,497	9,664,501	2,801,661	25,657,982
Class R6[3]	386,245	284,977	1,904,446	1,676,586
	154,269,658	130,084,503	553,693,797	510,593,477
Cost of shares redeemed:
Class A	(151,101,932)	(124,019,685)	(390,939,730)	(313,279,311)
Class B1	—	(2,586,603)	—	(11,984,237)
Institutional Class[2]	(1,704,420)	(86,468,280)	(20,418,470)	(215,436,743)
Class R6[3]	(819,926)	(2,892,185)	(2,837,045)	(6,215,502)
	(153,626,278)	(215,966,753)	(414,195,245)	(546,915,793)
Increase (decrease) in net assets derived from capital share transactions	643,380	(85,882,250)	139,498,552	(36,322,316)
Net Increase (Decrease) in Net Assets	(165,308,456)	(159,427,193)	(460,992,709)	(327,286,820)

Net Assets:
Beginning of year	471,830,112	631,257,305	1,491,586,646	1,818,873,466
End of year	$306,521,656	$471,830,112	$1,030,593,937	$1,491,586,646
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

	Delaware Growth Equity Fund		Delaware Opportunity Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(1,004,744)	$1,760,472	$4,486,312	$3,693,300
Net realized gain (loss)	52,514,563	59,410,250	152,637,370	107,728,650
Net change in unrealized appreciation (depreciation)	86,054,104	(106,507,568)	(265,065,831)	(108,217,293)
Net increase (decrease) in net assets resulting from operations	137,563,923	(45,336,846)	(107,942,149)	3,204,657

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(51,258,363)	(26,782,811)	(260,597,869)	(89,968,893)
Class B1	—	(154,240)	—	(687,500)
Institutional Class[2]	(14,562,190)	(9,136,425)	(1,436,451)	(13,689,378)
Class R6[3]	(406,462)	(308,565)	(621,869)	(437,316)
	(66,227,015)	(36,382,041)	(262,656,189)	(104,783,087)

Capital Share Transactions:
Proceeds from shares sold:
Class A	41,056,959	91,999,515	42,545,399	85,847,163
Class B1	—	165,997	—	202,837
Institutional Class[2]	30,743,036	118,768,769	1,619,419	25,710,508
Class R6[3]	1,185,958	1,197,203	306,732	652,202

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	50,800,590	26,527,802	258,629,421	89,198,488
Class B1	—	150,066	—	684,857
Institutional Class[2]	14,146,829	9,075,112	1,387,018	13,608,679
Class R6[3]	406,461	308,565	621,869	437,316
	138,339,833	248,193,029	305,109,858	216,342,050
Cost of shares redeemed:
Class A	(184,763,540)	(120,862,330)	(249,059,513)	(184,561,093)
Class B1	—	(2,962,433)	—	(6,188,675)
Institutional Class[2]	(79,327,920)	(159,103,061)	(8,988,193)	(163,748,110)
Class R6[3]	(2,450,659)	(4,543,171)	(1,403,898)	(4,052,940)
	(266,542,119)	(287,470,995)	(259,451,604)	(358,550,818)
Increase (decrease) in net assets derived from capital share transactions	(128,202,286)	(39,277,966)	45,658,254	(142,208,768)
Net Increase (Decrease) in Net Assets	(56,865,378)	(120,996,853)	(324,940,084)	(243,787,198)

Net Assets:
Beginning of year	654,699,352	775,696,205	928,001,917	1,171,789,115
End of year	$597,833,974	$654,699,352	$603,061,833	$928,001,917
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Group® Equity Funds IV (Trust)
	Delaware Special Situations Fund		Delaware Global Equity Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,031,784	$2,546,193	$2,848,858	$3,967,886
Net realized gain (loss)	10,977,956	37,166,502	63,037,800	(6,888,442)
Net change in unrealized appreciation (depreciation)	(99,306,662)	(110,118,154)	(55,098,902)	(4,967,086)
Net increase (decrease) in net assets resulting from operations	(86,296,922)	(70,405,459)	10,787,756	(7,887,642)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(61,185,155)	(69,289,188)	(47,492,756)	(43,940,031)
Class B1	—	(397,669)	—	(324,786)
Institutional Class[2]	(770,700)	(16,747,438)	(3,789,098)	(25,969,559)
Class R6[3]	(512,755)	(988,798)	(280,865)	(407,474)
	(62,468,610)	(87,423,093)	(51,562,719)	(70,641,850)

Capital Share Transactions:
Proceeds from shares sold:
Class A	25,379,018	57,725,267	12,759,103	27,819,062
Class B1	—	105,962	—	77,755
Institutional Class[2]	712,931	27,517,981	4,378,398	118,947,331
Class R6[3]	239,477	675,600	187,613	357,949

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	60,626,889	68,590,690	46,817,307	43,193,288
Class B1	—	395,996	—	324,786
Institutional Class[2]	762,955	16,649,603	3,775,915	25,895,633
Class R6[3]	512,756	987,844	280,865	407,474
	88,234,026	172,648,943	68,199,201	217,023,278
Cost of shares redeemed:
Class A	(140,048,785)	(104,992,077)	(95,565,732)	(68,689,497)
Class B1	—	(2,429,549)	—	(2,265,919)
Institutional Class[2]	(10,709,016)	(142,584,431)	(62,707,530)	(271,864,556)
Class R6[3]	(1,843,915)	(5,468,146)	(886,084)	(2,717,006)
	(152,601,716)	(255,474,203)	(159,159,346)	(345,536,978)
Increase (decrease) in net assets derived from capital share transactions	(64,367,690)	(82,825,260)	(90,960,145)	(128,513,700)
Net Increase (Decrease) in Net Assets	(213,133,222)	(240,653,812)	(131,735,108)	(207,043,192)

Net Assets:
Beginning of year	492,952,209	733,606,021	421,615,476	628,658,668
End of year	$279,818,987	$492,952,209	$289,880,368	$421,615,476
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

	Delaware International Fund		Delaware Floating Rate II Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,712,753	$1,137,496	$3,320,311	$8,274,311
Net realized gain (loss)	74,163,613	21,649,781	(5,353,093)	(231,419)
Net change in unrealized appreciation (depreciation)	(82,933,600)	6,761,884	1,436,341	(2,650,231)
Net increase (decrease) in net assets resulting from operations	(6,057,234)	29,549,161	(596,441)	5,392,661

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(49,806,205)	(16,053,838)	(2,059,949)	(2,770,276)
Class B1	—	(72,818)	—	—
Institutional Class[2]	(40,763,845)	(8,663,047)	(1,246,501)	(4,436,212)
Class R6[3]	(265,508)	(183,424)	(8,588)	(1,069,434)
	(90,835,558)	(24,973,127)	(3,315,038)	(8,275,922)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,607,095	30,633,200	4,323,821	19,796,406
Class B1	—	34,643	—	—
Institutional Class[2]	24,233,739	138,845,397	7,073,440	55,959,610
Class R6[3]	89,509	333,252	37,937	3,204,376

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	49,436,814	15,918,971	1,951,824	2,621,576
Class B1	—	72,635	—	—
Institutional Class[2]	40,743,288	8,630,971	1,245,190	4,303,144
Class R6[3]	265,507	183,425	8,526	30,284
	129,375,952	194,652,494	14,640,738	85,915,396
Cost of shares redeemed:
Class A	(84,935,960)	(59,056,317)	(30,601,440)	(25,931,302)
Class B1	—	(1,289,492)	—	—
Institutional Class[2]	(106,750,647)	(86,942,993)	(25,617,049)	(162,934,169)
Class R6[3]	(809,844)	(2,625,255)	(498,219)	(34,376,234)
	(192,496,451)	(149,914,057)	(56,716,708)	(223,241,705)
Increase (decrease) in net assets derived from capital share transactions	(63,120,499)	44,738,437	(42,075,970)	(137,326,309)
Net Increase (Decrease) in Net Assets	(160,013,291)	49,314,471	(45,987,449)	(140,209,570)

Net Assets:
Beginning of year	450,373,199	401,058,728	105,175,433	245,385,003
End of year	$290,359,908	$450,373,199	$59,187,984	$105,175,433
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Group® Equity Funds IV (Trust)
	Delaware Fund for Income		Delaware Government Cash Management Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$20,941,392	$28,225,944	$929,894	$2,943,310
Net realized gain (loss)	(9,692,375)	(554,649)	4	—
Net change in unrealized appreciation (depreciation)	1,251,885	5,012,920	—	—
Net increase (decrease) in net assets resulting from operations	12,500,902	32,684,215	929,898	2,943,310

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(20,400,146)	(26,190,928)	(929,849)	(2,942,231)
Class B1	—	(49,755)	—	(1,061)
Institutional Class[2]	(1,778,391)	(2,944,295)	—	—
Class R6[3]	(107,851)	(2,093,656)	(45)	(18)
	(22,286,388)	(31,278,634)	(929,894)	(2,943,310)

Capital Share Transactions:
Proceeds from shares sold:
Class A	16,392,900	32,589,138	289,874,403	243,937,757
Class B1	—	104,665	—	119,589
Institutional Class[2]	38,225,414	44,665,685	—	—
Class R6[3]	532,879	18,118,700	10,011	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	17,763,208	22,732,227	877,365	2,848,143
Class B1	—	41,153	—	1,039
Institutional Class[2]	1,769,367	2,736,588	—	—
Class R6[3]	75,326	167,967	44	18
	74,759,094	121,156,123	290,761,823	246,906,546
Cost of shares redeemed:
Class A	(131,925,616)	(102,791,798)	(335,504,289)	(231,576,163)
Class B1	—	(1,917,196)	—	(222,047)
Institutional Class[2]	(16,786,090)	(99,019,284)	—	—
Class R6[3]	(35,990,791)	(15,224,537)	(11,083)	—
	(184,702,497)	(218,952,815)	(335,515,372)	(231,798,210)
Increase (decrease) in net assets derived from capital share transactions	(109,943,403)	(97,796,692)	(44,753,549)	15,108,336
Net Increase (Decrease) in Net Assets	(119,728,889)	(96,391,111)	(44,753,545)	15,108,336

Net Assets:
Beginning of year	542,751,009	639,142,120	168,905,751	153,797,415
End of year	$423,022,120	$542,751,009	$124,152,206	$168,905,751
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

	Delaware International Opportunities Bond Fund		Delaware Investment Grade Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(106,275)	$4,288,033	$6,384,676	$16,009,220
Net realized gain (loss)	(14,548,557)	(7,212,574)	34,799,499	9,505,082
Net change in unrealized appreciation (depreciation)	15,184,926	1,893,674	(19,361,448)	35,715,910
Net increase (decrease) in net assets resulting from operations	530,094	(1,030,867)	21,822,727	61,230,212

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(821,223)	(928,347)	(19,441,002)	(13,019,432)
Class B1	—	—	—	(26,417)
Institutional Class[2]	(403,633)	(1,600,584)	(232,440)	(5,307,664)
Class R6[3]	(2,235)	(219,517)	(87,278)	(829,881)
	(1,227,091)	(2,748,448)	(19,760,720)	(19,183,394)
Capital Share Transactions:
Proceeds from shares sold:
Class A	1,919,739	4,177,875	19,207,882	36,161,680
Class B1	—	—	—	103,617
Institutional Class[2]	5,353,939	36,535,536	11,685,210	37,872,470
Class R6[3]	22,037	9,908,986	195,934	4,059,470

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	801,982	888,921	18,777,046	12,267,106
Class B1	—	—	—	26,215
Institutional Class[2]	400,490	1,596,425	230,007	5,266,597
Class R6[3]	2,242	8,115	74,930	53,717
	8,500,429	53,115,858	50,171,009	95,810,872
Cost of shares redeemed:
Class A	(18,457,164)	(15,079,450)	(138,898,358)	(116,043,630)
Class B1	—	—	—	(1,670,389)
Institutional Class[2]	(47,282,622)	(72,895,176)	(21,586,748)	(221,815,011)
Class R6[3]	(13,932,868)	(5,632,160)	(22,705,241)	(6,770,284)
	(79,672,654)	(93,606,786)	(183,190,347)	(346,299,314)
Increase (decrease) in net assets derived from capital share transactions	(71,172,225)	(40,490,928)	(133,019,338)	(250,488,442)
Net Increase (Decrease) in Net Assets	(71,869,222)	(44,270,243)	(130,957,331)	(208,441,624)

Net Assets:
Beginning of year	107,148,837	151,419,080	397,966,719	606,408,343
End of year	$35,279,615	$107,148,837	$267,009,388	$397,966,719
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Group® Equity Funds IV (Trust)
	Delaware Limited Duration Bond Fund		Delaware Strategic Income II Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,361,425	$7,945,941	$3,427,632	$4,768,654
Net realized gain (loss)	5,472,166	490,159	(4,281,528)	(950,833)
Net change in unrealized appreciation (depreciation)	(1,570,236)	7,076,563	5,465,531	2,862,510
Net increase (decrease) in net assets resulting from operations	7,263,355	15,512,663	4,611,635	6,680,331

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(4,252,782)	(6,578,036)	(3,972,577)	(4,796,353)
Institutional Class[2]	(496,616)	(2,085,773)	(16,312)	(26,638)
Class R6[3]	(33,191)	(1,128,359)	—	—
	(4,782,589)	(9,792,168)	(3,988,889)	(4,822,991)

Capital Share Transactions:
Proceeds from shares sold:
Class A	27,449,762	37,598,776	11,353,228	19,197,484
Institutional Class[2]	4,839,112	176,696,611	211,229	457,470
Class R6[3]	49,703	35,842,234	—	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,067,179	6,298,169	3,814,699	4,582,076
Class B1	—	—	—	—
Institutional Class[2]	479,570	2,061,691	16,134	26,041
Class R6[3]	11,506	21,676	—	—
	36,896,832	258,519,157	15,395,290	24,263,071
Cost of shares redeemed:
Class A	(85,051,361)	(74,562,975)	(53,922,946)	(40,650,338)
Institutional Class[2]	(52,937,018)	(159,637,535)	(489,108)	(688,192)
Class R6[3]	(47,834,532)	(27,257,693)	—	—
	(185,822,911)	(261,458,203)	(54,412,054)	(41,338,530)
Increase (decrease) in net assets derived from capital share transactions	(148,926,079)	(2,939,046)	(39,016,764)	(17,075,459)
Net Increase (Decrease) in Net Assets	(146,445,313)	2,781,449	(38,394,018)	(15,218,119)

Net Assets:
Beginning of year	325,003,427	322,221,978	137,721,183	152,939,302
End of year	$178,558,114	$325,003,427	$99,327,165	$137,721,183
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

	Delaware Covered Call Strategy Fund		Delaware Hedged U.S. Equity Opportunities Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,532,386	$3,750,010	$(39.903)	$288,569
Net realized gain (loss)	(4,963,332)	(12,573,241)	20,051,043	12,517,641
Net change in unrealized appreciation (depreciation)	(13,267,870)	8,864,550	(11,743,058)	3,210,979
Net increase (decrease) in net assets resulting from operations	(15,698,816)	41,319	8,268,082	16,017,189

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,835,673)	(2,445,494)	(11,099,496)	(1,268,295)
Institutional Class[2]	(673,147)	(1,174,712)	(4,445,817)	(1,748,223)
Class R6[3]	(12,223)	(33,338)	(49,879)	(9,534)
	(2,521,043)	(3,653,544)	(15,595,192)	(3,026,052)

Capital Share Transactions:
Proceeds from shares sold:
Class A	18,268,580	44,574,129	7,719,313	24,887,381
Institutional Class[2]	7,106,153	55,309,828	6,202,399	157,532,297
Class R6[3]	76,426	307,194	80,032	254,983

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,811,286	2,403,312	10,953,456	1,255,237
Class B1	—	—	—	—
Institutional Class[2]	625,930	1,083,507	4,430,714	1,740,439
Class R6[3]	11,557	33,020	49,879	9,534
	27,899,932	103,710,990	29,435,793	185,679,871
Cost of shares redeemed:
Class A	(96,821,816)	(71,836,104)	(36,331,747)	(18,330,956)
Institutional Class[2]	(31,441,208)	(101,320,736)	(33,680,974)	(218,918,208)
Class R6[3]	(1,233,538)	(1,727,818)	(353,825)	(515,075)
	(129,496,562)	(174,884,658)	(70,366,546)	(237,764,239)
Increase (decrease) in net assets derived from capital share transactions	(101,596,630)	(71,173,668)	(40,930,753)	(52,084,368)
Net Increase (Decrease) in Net Assets	(119,816,489)	(74,785,893)	(48,257,863)	(39,093,231)

Net Assets:
Beginning of year	279,505,177	354,291,070	123,181,304	162,274,535
End of year	$159,688,688	$279,505,177	$74,923,441	$123,181,304
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Group® Equity Funds IV (Trust)
	Delaware Premium Income Fund		Delaware Total Return Fund
	Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,189,714	$2,116,901	$12,357,635	$13,035,330
Net realized gain (loss)	(9,955,759)	3,452,367	102,760,183	55,471,198
Net change in unrealized appreciation (depreciation)	1,029,161	(2,128,498)	(149,042,507)	(31,701,223)
Net increase (decrease) in net assets resulting from operations	(6,736,884)	3,440,770	(33,924,689)	36,805,305
Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,633,590)	(2,048,419)	(156,963,527)	(79,846,565)
Class B1	—	—	—	(471,925)
Institutional Class[2]	(1,969,385)	(2,126,770)	(193,281)	(105,598)
Class R6[3]	(3,282)	(20,972)	(363,775)	(3,088,864)
Return of capital:
Class A	—	—	(250,419)	—
Institutional Class	—	—	(348)	—
Class R6	—	—	(345)	—
	(3,606,257)	(4,196,161)	(157,771,695)	(83,512,952)
Capital Share Transactions:
Proceeds from shares sold:
Class A	7,031,159	32,786,671	37,411,499	70,130,360
Class B1	—	—	—	361,645
Institutional Class[2]	13,762,407	77,670,239	1,066,775	696,193
Class R6[3]	27,712	27,464	156,157	347,661
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,601,078	2,001,143	155,382,017	78,807,381
Class B1	—	—	—	471,902
Institutional Class[2]	1,869,625	2,001,731	176,086	91,540
Class R6[3]	3,073	15,731	364,120	3,088,864
	24,295,054	114,502,979	194,556,654	153,995,546
Cost of shares redeemed:
Class A	(33,215,498)	(15,332,080)	(252,634,094)	(192,814,710)
Class B1	—	—	—	(6,418,944)
Institutional Class[2]	(45,142,958)	(45,830,176)	(1,432,600)	(568,268)
Class R6[3]	(20,372)	(3,618,214)	(1,293,618)	(34,529,019)
	(78,378,828)	(64,780,470)	(255,360,312)	(234,330,941)
Increase (decrease) in net assets derived from capital share transactions	(54,083,774)	49,722,509	(60,803,658)	(80,335,395)
Net Increase (Decrease) in Net Assets	(64,426,915)	48,967,118	(252,500,042)	(127,043,042)
Net Assets:
Beginning of year	128,702,137	79,735,019	804,051,351	931,094,393
End of year	$64,275,222	$128,702,137	$551,551,309	$804,051,351
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares. See Notes to Financial Statements.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares. See Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Equity Income Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.68	$11.09	$10.71	$9.72	$8.99

Income (loss) from investment operations:
Net investment income[2]	0.11	0.15	0.26	0.16	0.16
Net realized and unrealized gain (loss)	(0.51)	(0.16)	0.65	1.22	1.08
Total from investment operations	(0.40)	(0.01)	0.91	1.38	1.24

Less dividends and distributions from:
Net investment income	(0.13)	(0.26)	(0.17)	(0.21)	(0.16)
Net realized gain	(2.91)	(1.14)	(0.36)	(0.18)	(0.35)
Total dividends and distributions	(3.04)	(1.40)	(0.53)	(0.39)	(0.51)

Net asset value, end of period	$6.24	$9.68	$11.09	$10.71	$9.72

Total return[3]	(7.89%)	1.83%	8.68%	14.46%	14.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$304,917	$468,634	$545,810	$564,918	$529,327
Ratio of expenses to average net assets[4]	1.16%	1.19%	1.20%	1.20%	1.22%
Ratio of net investment income to average net assets	1.56%	1.58%	2.42%	1.58%	1.72%
Portfolio turnover	114%[5]	39%	35%	15%	22%
[1]	On October 4, 2019, Class A shares of First Investors Equity Income Fund were reorganized into Class A shares of Delaware Equity Income Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Class A shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Equity Income Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.73	$11.16	$10.77	$9.74	$9.00

Income (loss) from investment operations:
Net investment income[2]	0.13	0.20	0.31	0.19	0.20
Net realized and unrealized gain (loss)	(0.53)	(0.20)	0.65	1.23	1.08
Total from investment operations	(0.40)	—	0.96	1.42	1.28

Less dividends and distributions from:
Net investment income	(0.14)	(0.29)	(0.21)	(0.21)	(0.19)
Net realized gain	(2.91)	(1.14)	(0.36)	(0.18)	(0.35)
Total dividends and distributions	(3.05)	(1.43)	(0.57)	(0.39)	(0.54)

Net asset value, end of period	$6.28	$9.73	$11.16	$10.77	$9.74

Total return[3]	(7.72%)	1.97%	9.09%	14.87%	14.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$926	$1,786	$80,387	$71,611	$54,576
Ratio of expenses to average net assets[4]	0.89%	0.86%	0.85%	0.84%	0.85%
Ratio of expenses to average net assets prior to fees waived[4]	0.94%	0.86%	0.85%	0.84%	0.85%
Ratio of net investment income to average net assets	1.86%	2.08%	2.79%	1.94%	2.08%
Ratio of net investment income to average net assets prior to fees waived	1.81%	2.08%	2.79%	1.94%	2.08%
Portfolio turnover	114%[5]	39%	35%	15%	22%
[1]	On October 4, 2019, Adviser Class shares of First Investors Equity Income Fund were reorganized into Institutional Class shares of
Delaware Equity Income Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Adviser Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Equity Income Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.67	$11.12	$10.72	$9.78	$9.04

Income (loss) from investment operations:
Net investment income[2]	0.14	0.19	0.31	0.37	0.20
Net realized and unrealized gain (loss)	(0.52)	(0.17)	0.66	1.06	1.09
Total from investment operations	(0.38)	0.02	0.97	1.43	1.29

Less dividends and distributions from:
Net investment income	(0.15)	(0.33)	(0.21)	(0.31)	(0.20)
Net realized gain	(2.91)	(1.14)	(0.36)	(0.18)	(0.35)
Total dividends and distributions	(3.06)	(1.47)	(0.57)	(0.49)	(0.55)

Net asset value, end of period	$6.23	$9.67	$11.12	$10.72	$9.78

Total return	(7.54%)	2.18%	9.21%	14.84%	14.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$679	$1,411	$2,499	$2,193	$2,448
Ratio of expenses to average net assets[3]	0.82%	0.81%	0.80%	0.80%	0.78%
Ratio of expenses to average net assets prior to fees waived[3]	0.88%	0.81%	0.80%	0.80%	0.78%
Ratio of net investment income to average net assets	1.92%	1.94%	2.81%	2.02%	2.08%
Ratio of net investment income to average net assets prior to fees waived	1.86%	1.94%	2.81%	2.02%	2.08%
Portfolio turnover	114%[4]	39%	35%	15%	22%
[1]	On October 4, 2019, Institutional Class shares of First Investors Equity Income Fund were reorganized into Class R6 shares of Delaware Equity Income Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Institutional Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Growth and Income Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$19.85	$24.41	$23.30	$21.51	$20.35

Income (loss) from investment operations:
Net investment income[2]	0.23	0.27	0.26	0.25	0.26
Net realized and unrealized gain (loss)	(0.95)	(0.54)	2.11	2.66	2.07
Total from investment operations	(0.72)	(0.27)	2.37	2.91	2.33

Less dividends and distributions from:
Net investment income	(0.25)	(0.27)	(0.32)	(0.37)	(0.24)
Net realized gain	(6.94)	(4.02)	(0.94)	(0.75)	(0.93)
Total dividends and distributions	(7.19)	(4.29)	(1.26)	(1.12)	(1.17)

Net asset value, end of period	$11.94	$19.85	$24.41	$23.30	$21.51

Total return[3]	(7.99%)	2.02%	10.35%	13.99%	11.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,023,821	$1,464,393	$1,653,563	$1,675,590	$1,588,423
Ratio of expenses to average net assets[4]	1.10%	1.13%	1.14%	1.15%	1.16%
Ratio of net investment income to average net assets	1.71%	1.37%	1.08%	1.13%	1.28%
Portfolio turnover	113%[5]	55%	34%	16%	23%
[1]	On October 4, 2019, Class A shares of First Investors Growth & Income Fund were reorganized into Class A shares of Delaware Growth and Income Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Class A shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Growth and Income Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$19.87	$24.58	$23.46	$21.67	$20.46

Income (loss) from investment operations:
Net investment income[2]	0.30	0.33	0.35	0.33	0.35
Net realized and unrealized gain (loss)	(0.98)	(0.55)	2.11	2.69	2.08
Total from investment operations	(0.68)	(0.22)	2.46	3.02	2.43

Less dividends and distributions from:
Net investment income	(0.26)	(0.47)	(0.40)	(0.48)	(0.29)
Net realized gain	(6.94)	(4.02)	(0.94)	(0.75)	(0.93)
Total dividends and distributions	(7.20)	(4.49)	(1.34)	(1.23)	(1.22)

Net asset value, end of period	$11.99	$19.87	$24.58	$23.46	$21.67

Total return[3]	(7.68%)[4]	2.26%	10.73%	14.42%	12.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,063	$21,597	$142,220	$166,851	$132,486
Ratio of expenses to average net assets[5]	0.85%	0.83%	0.79%	0.78%	0.77%
Ratio of expenses to average net assets prior to fees waived[5]	0.86%	0.83%	0.79%	0.78%	0.77%
Ratio of net investment income to average net assets	1.98%	1.66%	1.44%	1.50%	1.68%
Ratio of net investment income to average net assets prior to fees waived	1.97%	1.66%	1.44%	1.50%	1.68%
Portfolio turnover	113%[6]	55%	34%	16%	23%
[1]	On October 4, 2019, Adviser Class shares of First Investors Growth & Income Fund were reorganized into Institutional Class shares of
Delaware Growth and Income Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Adviser Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Growth and Income Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$19.92	$24.52	$23.39	$21.58	$20.39

Income (loss) from investment operations:
Net investment income[2]	0.29	0.35	0.36	0.34	0.35
Net realized and unrealized gain (loss)	(0.96)	(0.56)	2.12	2.67	2.07
Total from investment operations	(0.67)	(0.21)	2.48	3.01	2.42

Less dividends and distributions from:
Net investment income	(0.30)	(0.37)	(0.41)	(0.45)	(0.30)
Net realized gain	(6.94)	(4.02)	(0.94)	(0.75)	(0.93)
Total dividends and distributions	(7.24)	(4.39)	(1.35)	(1.20)	(1.23)

Net asset value, end of period	$12.01	$19.92	$24.52	$23.39	$21.58

Total return[3]	(7.63%)[4]	2.34%	10.85%	14.47%	12.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,710	$5,597	$11,067	$10,839	$10,596
Ratio of expenses to average net assets[5]	0.76%	0.75%	0.74%	0.74%	0.74%
Ratio of expenses to average net assets prior to fees waived[5]	0.81%	0.75%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets	2.07%	1.75%	1.49%	1.54%	1.70%
Ratio of net investment income to average net assets prior to fees waived	2.02%	1.75%	1.49%	1.54%	1.70%
Portfolio turnover	113%[6]	55%	34%	16%	23%
[1]	On October 4, 2019, Institutional Class shares of First Investors Growth & Income Fund were reorganized into Class R6 shares of
Delaware Growth and Income Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Institutional Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Growth Equity Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$12.09	$13.61	$12.04	$11.24	$11.64

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.02	(0.01)	—	0.02
Net realized and unrealized gain (loss)	2.93	(0.92)	2.66	2.38	0.73
Total from investment operations	2.90	(0.90)	2.65	2.38	0.75

Less dividends and distributions from:
Net investment income	(0.02)	—	(0.01)	(0.03)	(0.02)
Net realized gain	(1.30)	(0.62)	(1.07)	(1.55)	(1.13)
Total dividends and distributions	(1.32)	(0.62)	(1.08)	(1.58)	(1.15)

Net asset value, end of period	$13.67	$12.09	$13.61	$12.04	$11.24

Total return[3]	25.53%	(6.01%)[4]	23.22%	24.16%	6.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$472,795	$507,351	$570,309	$444,933	$373,279
Ratio of expenses to average net assets[5]	1.14%	1.19%	1.22%	1.25%	1.27%
Ratio of expenses to average net assets prior to fees waived[5]	1.14%	1.20%	1.22%	1.25%	1.27%
Ratio of net investment income (loss) to average net assets	(0.22%)	0.16%	(0.06%)	0.00%	0.22%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.22%)	0.15%	(0.06%)	0.00%	0.22%
Portfolio turnover	37%	51%	37%	58%	59%
[1]	On October 4, 2019, Class A shares of First Investors Select Growth Fund were reorganized into Class A shares of Delaware Growth Equity Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Class A shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Growth Equity Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$12.38	$13.89	$12.23	$11.37	$11.73

Income (loss) from investment operations:
Net investment income[2]	0.01	0.06	0.04	0.05	0.07
Net realized and unrealized gain (loss)	3.00	(0.94)	2.71	2.40	0.73
Total from investment operations	3.01	(0.88)	2.75	2.45	0.80

Less dividends and distributions from:
Net investment income	(0.06)	(0.01)	(0.02)	(0.04)	(0.03)
Net realized gain	(1.30)	(0.62)	(1.07)	(1.55)	(1.13)
Total dividends and distributions	(1.36)	(0.63)	(1.09)	(1.59)	(1.16)

Net asset value, end of period	$14.03	$12.38	$13.89	$12.23	$11.37

Total return[3]	25.88%[4]	(5.74%)[4]	23.74%	24.61%	6.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$121,478	$143,304	$194,554	$81,203	$66,588
Ratio of expenses to average net assets[5]	0.86%	0.88%	0.83%	0.84%	0.86%
Ratio of expenses to average net assets prior to fees waived[5]	0.89%	0.89%	0.83%	0.84%	0.86%
Ratio of net investment income to average net assets	0.06%	0.50%	0.34%	0.40%	0.62%
Ratio of net investment income to average net assets prior to fees waived	0.03%	0.49%	0.34%	0.40%	0.62%
Portfolio turnover	37%	51%	37%	58%	59%
[1]	On October 4, 2019, Adviser Class shares of First Investors Select Growth Fund were reorganized into Institutional Class shares of
Delaware Growth Equity Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Adviser Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Delaware Growth Equity Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$12.46	$13.97	$12.29	$11.42	$11.77

Income (loss) from investment operations:
Net investment income[2]	0.02	0.07	0.05	0.05	0.07
Net realized and unrealized gain (loss)	3.02	(0.95)	2.72	2.41	0.74
Total from investment operations	3.04	(0.88)	2.77	2.46	0.81

Less dividends and distributions from:
Net investment income	(0.07)	(0.01)	(0.02)	(0.04)	(0.03)
Net realized gain	(1.30)	(0.62)	(1.07)	(1.55)	(1.13)
Total dividends and distributions	(1.37)	(0.63)	(1.09)	(1.59)	(1.16)

Net asset value, end of period	$14.13	$12.46	$13.97	$12.29	$11.42

Total return[3]	25.97%[4]	(5.66%)[4]	23.81%	24.61%	7.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,561	$4,044	$7,836	$4,950	$3,915
Ratio of expenses to average net assets[5]	0.79%	0.79%	0.80%	0.82%	0.83%
Ratio of expenses to average net assets prior to fees waived[5]	0.83%	0.80%	0.80%	0.82%	0.83%
Ratio of net investment income to average net assets	0.12%	0.57%	0.35%	0.43%	0.66%
Ratio of net investment income to average net assets prior to fees waived	0.08%	0.56%	0.35%	0.43%	0.66%
Portfolio turnover	37%	51%	37%	58%	59%
[1]	On October 4, 2019, Institutional Class shares of First Investors Select Growth Fund were reorganized into Class R6 shares of Delaware Growth Equity Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Institutional Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Opportunity Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$37.79	$42.06	$41.86	$37.29	$37.79

Income (loss) from investment operations:
Net investment income[2]	0.16	0.12	0.39	0.11	0.20
Net realized and unrealized gain (loss)	(3.01)	(0.60)	2.31	6.03	2.52
Total from investment operations	(2.85)	(0.48)	2.70	6.14	2.72

Less dividends and distributions from:
Net investment income	(0.24)	(0.38)	(0.12)	(0.22)	(0.04)
Net realized gain	(11.44)	(3.41)	(2.38)	(1.35)	(3.18)
Total dividends and distributions	(11.68)	(3.79)	(2.50)	(1.57)	(3.22)

Net asset value, end of period	$23.26	$37.79	$42.06	$41.86	$37.29

Total return[3]	(13.31%)[4]	0.80%	6.49%	16.99%	7.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$599,543	$915,339	$1,010,312	$1,002,618	$880,274
Ratio of expenses to average net assets[5]	1.21%	1.20%	1.20%	1.20%	1.22%
Ratio of expenses to average net assets prior to fees waived[5]	1.24%	1.20%	1.20%	1.20%	1.22%
Ratio of net investment income to average net assets	0.62%	0.32%	0.93%	0.27%	0.54%
Ratio of net investment income to average net assets prior to fees waived	0.59%	0.32%	0.93%	0.27%	0.54%
Portfolio turnover	120%[6]	47%	35%	32%	36%
[1]	On October 4, 2019, Class A shares of First Investors Opportunity Fund were reorganized into Class A shares of Delaware Opportunity Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Class A shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Opportunity Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$38.75	$42.91	$42.56	$37.79	$38.18

Income (loss) from investment operations:
Net investment income[2]	0.24	0.23	0.61	0.24	0.30
Net realized and unrealized gain (loss)	(3.18)	(0.58)	2.27	6.12	2.56
Total from investment operations	(2.94)	(0.35)	2.88	6.36	2.86

Less dividends and distributions from:
Net investment income	—	(0.40)	(0.15)	(0.24)	(0.07)
Net realized gain	(11.44)	(3.41)	(2.38)	(1.35)	(3.18)
Total dividends and distributions	(11.44)	(3.81)	(2.53)	(1.59)	(3.25)

Net asset value, end of period	$24.37	$38.75	$42.91	$42.56	$37.79

Total return[3]	(13.04%)[4]	1.14%	6.82%	17.37%	7.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,490	$10,325	$149,481	$81,773	$73,477
Ratio of expenses to average net assets[5]	0.95%	0.92%	0.89%	0.88%	0.93%
Ratio of expenses to average net assets prior to fees waived[5]	1.04%	0.92%	0.89%	0.88%	0.93%
Ratio of net investment income to average net assets	0.83%	0.62%	1.42%	0.59%	0.83%
Ratio of net investment income to average net assets prior to fees waived	0.74%	0.62%	1.42%	0.59%	0.83%
Portfolio turnover	120%[6]	47%	35%	32%	36%
[1]	On October 4, 2019, Adviser Class shares of First Investors Opportunity Fund were reorganized into Institutional Class shares of
Delaware Opportunity Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Adviser Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Opportunity Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$38.71	$42.87	$42.49	$37.71	$38.07

Income (loss) from investment operations:
Net investment income[2]	0.28	0.27	0.59	0.27	0.36
Net realized and unrealized gain (loss)	(3.11)	(0.59)	2.33	6.12	2.54
Total from investment operations	(2.83)	(0.32)	2.92	6.39	2.90

Less dividends and distributions from:
Net investment income	(0.40)	(0.43)	(0.16)	(0.26)	(0.08)
Net realized gain	(11.44)	(3.41)	(2.38)	(1.35)	(3.18)
Total dividends and distributions	(11.84)	(3.84)	(2.54)	(1.61)	(3.26)

Net asset value, end of period	$24.04	$38.71	$42.87	$42.49	$37.71

Total return[3]	(12.93%)[4]	1.23%	6.95%	17.49%	7.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,029	$2,338	$5,793	$5,678	$4,975
Ratio of expenses to average net assets[5]	0.79%	0.78%	0.77%	0.78%	0.79%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%	0.78%	0.77%	0.78%	0.79%
Ratio of net investment income to average net assets	1.00%	0.73%	1.38%	0.70%	0.98%
Ratio of net investment income to average net assets prior to fees waived	0.84%	0.73%	1.38%	0.70%	0.98%
Portfolio turnover	120%[6]	47%	35%	32%	36%
[1]	On October 4, 2019, Institutional Class shares of First Investors Opportunity Fund were reorganized into Class R6 shares of Delaware Opportunity Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Institutional Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Special Situations Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$25.11	$32.62	$31.18	$26.34	$25.27

Income (loss) from investment operations:
Net investment income[2]	0.11	0.09	0.03	—[3]	0.17
Net realized and unrealized gain (loss)	(4.43)	(3.69)	2.29	5.24	2.36
Total from investment operations	(4.32)	(3.60)	2.32	5.24	2.53

Less dividends and distributions from:
Net investment income	(0.08)	(0.08)	(0.01)	(0.16)	(0.02)
Net realized gain	(3.44)	(3.83)	(0.87)	(0.24)	(1.44)
Total dividends and distributions	(3.52)	(3.91)	(0.88)	(0.40)	(1.46)

Net asset value, end of period	$17.27	$25.11	$32.62	$31.18	$26.34

Total return[4]	(20.91%)[5]	(9.54%)	7.50%	20.06%	10.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$276,604	$476,826	$580,730	$549,780	$472,720
Ratio of expenses to average net assets[6]	1.28%	1.31%	1.29%	1.31%	1.34%
Ratio of expenses to average net assets prior to fees waived[6]	1.31%	1.31%	1.29%	1.31%	1.34%
Ratio of net investment income (loss) to average net assets	0.55%	0.36%	0.08%	(0.01%)	0.68%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.52%	0.36%	0.08%	(0.01%)	0.68%
Portfolio turnover	129%[7]	51%	48%	27%	39%
[1]	On October 4, 2019, Class A shares of First Investors Special Situations Fund were reorganized into Class A shares of Delaware Special Situations Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Special Situations Fund Class A shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Special Situations Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$25.55	$33.02	$31.47	$26.52	$25.38

Income (loss) from investment operations:
Net investment income[2]	0.14	0.18	0.14	0.08	0.23
Net realized and unrealized gain (loss)	(4.52)	(3.72)	2.32	5.29	2.39
Total from investment operations	(4.38)	(3.54)	2.46	5.37	2.62

Less dividends and distributions from:
Net investment income	—	(0.10)	(0.04)	(0.18)	(0.04)
Net realized gain	(3.44)	(3.83)	(0.87)	(0.24)	(1.44)
Total dividends and distributions	(3.44)	(3.93)	(0.91)	(0.42)	(1.48)

Net asset value, end of period	$17.73	$25.55	$33.02	$31.47	$26.52

Total return[3]	(20.67%)[4]	(9.19%)	7.86%	20.45%	10.67%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,603	$12,228	$140,657	$120,912	$59,159
Ratio of expenses to average net assets[5]	1.08%	1.01%	0.95%	0.97%	1.03%
Ratio of expenses to average net assets prior to fees waived[5]	1.11%	1.01%	0.95%	0.97%	1.04%
Ratio of net investment income to average net assets	0.62%	0.69%	0.43%	0.34%	0.94%
Ratio of net investment income to average net assets prior to fees waived	0.59%	0.69%	0.43%	0.34%	0.93%
Portfolio turnover	129%[6]	51%	48%	27%	39%
[1]	On October 4, 2019, Adviser Class shares of First Investors Special Situations Fund were reorganized into Institutional Class shares of Delaware Special Situations Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Special Situations Fund Adviser Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Special Situations Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$25.75	$33.25	$31.66	$26.65	$25.47

Income (loss) from investment operations:
Net investment income[2]	0.19	0.21	0.17	0.12	0.28
Net realized and unrealized gain (loss)	(4.54)	(3.76)	2.34	5.31	2.39
Total from investment operations	(4.35)	(3.55)	2.51	5.43	2.67

Less dividends and distributions from:
Net investment income	(0.19)	(0.12)	(0.05)	(0.18)	(0.05)
Net realized gain	(3.44)	(3.83)	(0.87)	(0.24)	(1.44)
Total dividends and distributions	(3.63)	(3.95)	(0.92)	(0.42)	(1.49)

Net asset value, end of period	$17.77	$25.75	$33.25	$31.66	$26.65

Total return[3]	(20.57%)[4]	(9.16%)	7.98%	20.56%	10.84%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,612	$3,898	$9,592	$8,712	$6,914
Ratio of expenses to average net assets[5]	0.88%	0.88%	0.86%	0.87%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.03%	0.88%	0.86%	0.87%	0.90%
Ratio of net investment income to average net assets	0.92%	0.79%	0.52%	0.42%	1.11%
Ratio of net investment income to average net assets prior to fees waived	0.77%	0.79%	0.52%	0.42%	1.10%
Portfolio turnover	129%[6]	51%	48%	27%	39%
[1]	On October 4, 2019, Institutional Class shares of First Investors Special Situations Fund were reorganized into Class R6 shares of Delaware Special Situations Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Special Situations Fund Institutional Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Global Equity Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$7.50	$8.81	$8.60	$7.30	$7.26

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	0.04	(0.01)	0.02	0.01
Net realized and unrealized gain (loss)	0.23	(0.35)	0.89	1.29	0.43
Total from investment operations	0.29	(0.31)	0.88	1.31	0.44

Less dividends and distributions from:
Net investment income	(0.08)	—	(0.04)	(0.01)	—[3]
Net realized gain	(1.04)	(1.00)	(0.63)	—	(0.40)
Total dividends and distributions	(1.12)	(1.00)	(0.67)	(0.01)	(0.40)

Net asset value, end of period	$6.67	$7.50	$8.81	$8.60	$7.30

Total return[4]	3.89%	(1.48%)	10.69%	17.99%	6.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$271,088	$344,592	$393,697	$379,176	$339,956
Ratio of expenses to average net assets[5]	1.41%	1.44%	1.43%	1.44%	1.47%
Ratio of expenses to average net assets prior to fees waived[5]	1.42%	1.46%	1.48%	1.49%	1.52%
Ratio of net investment income (loss) to average net assets	0.86%	0.55%	(0.16%)	0.30%	0.09%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.85%	0.53%	(0.21%)	0.25%	0.04%
Portfolio turnover	128%	119%	132%	117%	94%
[1]	On October 4, 2019, Class A shares of First Investors Global Fund were reorganized into Class A shares of Delaware Global Equity Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Class A shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Delaware Global Equity Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$7.74	$9.03	$8.78	$7.43	$7.36

Income (loss) from investment operations:
Net investment income[2]	0.07	0.07	0.02	0.06	0.04
Net realized and unrealized gain (loss)	0.25	(0.36)	0.91	1.31	0.44
Total from investment operations	0.32	(0.29)	0.93	1.37	0.48

Less dividends and distributions from:
Net investment income	(0.05)	—	(0.05)	(0.02)	(0.01)
Net realized gain	(1.04)	(1.00)	(0.63)	—	(0.40)
Total dividends and distributions	(1.09)	(1.00)	(0.68)	(0.02)	(0.41)

Net asset value, end of period	$6.97	$7.74	$9.03	$8.78	$7.43

Total return[3]	4.24%	(1.20%)	11.03%	18.46%	6.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,475	$75,077	$228,234	$191,839	$169,088
Ratio of expenses to average net assets[4]	1.09%	1.09%	1.05%	1.04%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.18%	1.11%	1.10%	1.09%	1.10%
Ratio of net investment income to average net assets	0.93%	0.95%	0.25%	0.70%	0.53%
Ratio of net investment income to average net assets prior to fees waived	0.84%	0.93%	0.20%	0.65%	0.48%
Portfolio turnover	128%	119%	132%	117%	94%
[1]	On October 4, 2019, Adviser Class shares of First Investors Global Fund were reorganized into Institutional Class shares of Delaware Global Equity Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Adviser Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Global Equity Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$7.80	$9.08	$8.82	$7.47	$7.39

Income (loss) from investment operations:
Net investment income[2]	0.08	0.07	0.03	0.06	0.04
Net realized and unrealized gain (loss)	0.25	(0.35)	0.91	1.31	0.45
Total from investment operations	0.33	(0.28)	0.94	1.37	0.49

Less dividends and distributions from:
Net investment income	(0.11)	—	(0.05)	(0.02)	(0.01)
Net realized gain	(1.04)	(1.00)	(0.63)	—	(0.40)
Total dividends and distributions	(1.15)	(1.00)	(0.68)	(0.02)	(0.41)

Net asset value, end of period	$6.98	$7.80	$9.08	$8.82	$7.47

Total return[3]	4.32%	(1.08%)	11.12%	18.38%	6.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,317	$1,946	$4,419	$3,800	$3,288
Ratio of expenses to average net assets[4]	1.03%	1.02%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.04%	1.05%	1.05%	1.06%
Ratio of net investment income to average net assets	1.21%	0.95%	0.29%	0.74%	0.55%
Ratio of net investment income to average net assets prior to fees waived	1.11%	0.93%	0.24%	0.69%	0.50%
Portfolio turnover	128%	119%	132%	117%	94%
[1]	On October 4, 2019, Institutional Class shares of First Investors Global Fund were reorganized into Class R6 shares of Delaware Global Equity Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Institutional Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Delaware International Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$15.87	$15.95	$15.68	$13.71	$12.65

Income from investment operations:
Net investment income[2]	0.09	0.03	0.01	0.02	0.06
Net realized and unrealized gain	0.07	0.88	0.28	2.02	1.05
Total from investment operations	0.16	0.91	0.29	2.04	1.11

Less dividends and distributions from:
Net investment income	(0.01)	(0.03)	(0.02)	(0.07)	(0.05)
Net realized gain	(3.50)	(0.96)	—	—	—
Total dividends and distributions	(3.51)	(0.99)	(0.02)	(0.07)	(0.05)

Net asset value, end of period	$12.52	$15.87	$15.95	$15.68	$13.71

Total return[3]	0.35%	7.01%	1.83%	15.00%	8.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$176,947	$248,302	$259,683	$238,770	$209,205
Ratio of expenses to average net assets[4]	1.43%	1.55%	1.56%	1.58%	1.61%
Ratio of expenses to average net assets prior to fees waived[4]	1.43%	1.55%	1.56%	1.58%	1.61%
Ratio of net investment income to average net assets	0.70%	0.19%	0.09%	0.17%	0.45%
Ratio of net investment income to average net assets prior to fees waived	0.70%	0.19%	0.09%	0.17%	0.45%
Portfolio turnover	127%[5]	76%	36%	38%	28%
[1]	On October 4, 2019, Class A shares of First Investors International Fund were reorganized into Class A shares of Delaware International Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors International Fund Class A shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware International Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$16.23	$16.24	$15.92	$13.87	$12.76

Income from investment operations:
Net investment income[2]	0.11	0.09	0.08	0.08	0.11
Net realized and unrealized gain	0.08	0.90	0.27	2.05	1.06
Total from investment operations	0.19	0.99	0.35	2.13	1.17

Less dividends and distributions from:
Net investment income	(0.07)	(0.04)	(0.03)	(0.08)	(0.06)
Net realized gain	(3.50)	(0.96)	—	—	—
Total dividends and distributions	(3.57)	(1.00)	(0.03)	(0.08)	(0.06)

Net asset value, end of period	$12.85	$16.23	$16.24	$15.92	$13.87

Total return[3]	0.59%	7.43%	2.21%	15.50%	9.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,790	$200,720	$136,628	$111,334	$81,525
Ratio of expenses to average net assets[4]	1.18%	1.17%	1.18%	1.18%	1.24%
Ratio of expenses to average net assets prior to fees waived[4]	1.18%	1.17%	1.18%	1.18%	1.24%
Ratio of net investment income to average net assets	0.86%	0.61%	0.48%	0.59%	0.85%
Ratio of net investment income to average net assets prior to fees waived	0.86%	0.61%	0.48%	0.59%	0.85%
Portfolio turnover	127%[5]	76%	36%	38%	28%
[1]	On October 4, 2019, Adviser Class shares of First Investors International Fund were reorganized into Institutional Class shares of
Delaware International Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors International Fund Adviser Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware International Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$16.29	$16.30	$15.96	$13.91	$12.78

Income from investment operations:
Net investment income[2]	0.11	0.07	0.09	0.09	0.13
Net realized and unrealized gain	0.10	0.93	0.29	2.05	1.07
Total from investment operations	0.21	1.00	0.38	2.14	1.20

Less dividends and distributions from:
Net investment income	(0.08)	(0.05)	(0.04)	(0.09)	(0.07)
Net realized gain	(3.50)	(0.96)	—	—	—
Total dividends and distributions	(3.58)	(1.01)	(0.04)	(0.09)	(0.07)

Net asset value, end of period	$12.92	$16.29	$16.30	$15.96	$13.91

Total return[3]	0.69%[4]	7.46%	2.36%	15.54%	9.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$623	$1,352	$3,509	$3,274	$2,695
Ratio of expenses to average net assets[5]	1.10%	1.09%	1.09%	1.09%	1.12%
Ratio of expenses to average net assets prior to fees waived[5]	1.11%	1.09%	1.09%	1.09%	1.12%
Ratio of net investment income to average net assets	0.85%	0.44%	0.56%	0.65%	0.95%
Ratio of net investment income to average net assets prior to fees waived	0.84%	0.44%	0.56%	0.65%	0.95%
Portfolio turnover	127%[6]	76%	36%	38%	28%
[1]	On October 4, 2019, Institutional Class shares of First Investors International Fund were reorganized into Class R6 shares of Delaware International Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors International Fund Institutional Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Floating Rate II Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.58	$9.71	$9.67	$9.66	$9.58

Income (loss) from investment operations:
Net investment income[2]	0.40	0.39	0.32	0.27	0.27
Net realized and unrealized gain (loss)	(0.32)	(0.13)	0.04	0.05	0.09
Total from investment operations	0.08	0.26	0.36	0.32	0.36

Less dividends and distributions from:
Net investment income	(0.38)	(0.39)	(0.32)	(0.31)	(0.28)
Total dividends and distributions	(0.38)	(0.39)	(0.32)	(0.31)	(0.28)

Net asset value, end of period	$9.28	$9.58	$9.71	$9.67	$9.66

Total return[3]	1.00%[4]	2.71%	3.83%[4]	3.47%[4]	3.69%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,672	$64,136	$68,567	$66,769	$61,243
Ratio of expenses to average net assets[5]	1.05%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets prior to fees waived[5]	1.24%	1.10%	1.21%	1.24%	1.27%
Ratio of net investment income to average net assets	4.28%	4.12%	3.25%	2.90%	2.86%
Ratio of net investment income to average net assets prior to fees waived	4.09%	4.12%	3.14%	2.76%	2.69%
Portfolio turnover	176%[6]	88%	60%	89%	38%
[1]	On October 4, 2019, Class A shares of First Investors Floating Rate Fund were reorganized into Class A shares of Delaware Floating Rate II Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Floating Rate Fund Class A shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Floating Rate II Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.57	$9.72	$9.68	$9.65	$9.58

Income (loss) from investment operations:
Net investment income[2]	0.41	0.39	0.34	0.26	0.29
Net realized and unrealized gain (loss)	(0.31)	(0.13)	0.04	0.09	0.08
Total from investment operations	0.10	0.26	0.38	0.35	0.37

Less dividends and distributions from:
Net investment income	(0.40)	(0.41)	(0.34)	(0.32)	(0.30)
Total dividends and distributions	(0.40)	(0.41)	(0.34)	(0.32)	(0.30)

Net asset value, end of period	$9.27	$9.57	$9.72	$9.68	$9.65

Total return	1.17%	2.72%	4.03%	3.70%	3.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,481	$40,542	$144,799	$98,958	$61,844
Ratio of expenses to average net assets[3]	0.91%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets prior to fees waived[3]	1.01%	0.84%	0.86%	0.92%	0.98%
Ratio of net investment income to average net assets	4.44%	4.09%	3.46%	3.07%	3.06%
Ratio of net investment income to average net assets prior to fees waived	4.34%	4.15%	3.50%	3.05%	2.98%
Portfolio turnover	176%[4]	88%	60%	89%	38%
[1]	On October 4, 2019, Adviser Class shares of First Investors Floating Rate Fund were reorganized into Institutional Class shares of
Delaware Floating Rate II Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Floating Rate Fund Adviser Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Floating Rate II Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.59	$9.71	$9.67	$9.64	$9.57

Income (loss) from investment operations:
Net investment income[2]	0.44	0.41	0.36	0.26	0.31
Net realized and unrealized gain (loss)	(0.33)	(0.11)	0.04	0.11	0.08
Total from investment operations	0.11	0.30	0.40	0.37	0.39

Less dividends and distributions from:
Net investment income	(0.41)	(0.42)	(0.36)	(0.34)	(0.32)
Total dividends and distributions	(0.41)	(0.42)	(0.36)	(0.34)	(0.32)

Net asset value, end of period	$9.29	$9.59	$9.71	$9.67	$9.64

Total return	1.33%	3.21%	4.20%	3.87%	4.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35	$497	$32,019	$21,277	$11,456
Ratio of expenses to average net assets[3]	0.77%	0.75%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to fees waived[3]	0.97%	0.78%	0.75%	0.80%	0.83%
Ratio of net investment income to average net assets	4.61%	4.31%	3.68%	3.23%	3.27%
Ratio of net investment income to average net assets prior to fees waived	4.41%	4.28%	3.63%	3.13%	3.14%
Portfolio turnover	176%[4]	88%	60%	89%	38%
[1]	On October 4, 2019, Institutional Class shares of First Investors Floating Rate Fund were reorganized into Class R6 shares of Delaware Floating Rate II Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Floating Rate Fund Institutional Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Fund for Income Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$2.45	$2.44	$2.52	$2.48	$2.39

Income (loss) from investment operations:
Net investment income[2]	0.11	0.12	0.11	0.11	0.11
Net realized and unrealized gain (loss)	(0.04)	0.02	(0.06)	0.05	0.10
Total from investment operations	0.07	0.14	0.05	0.16	0.21

Less dividends and distributions from:
Net investment income[2]	(0.12)	(0.13)	(0.13)	(0.12)	(0.12)
Total dividends and distributions	(0.12)	(0.13)	(0.13)	(0.12)	(0.12)

Net asset value, end of period	$2.40	$2.45	$2.44	$2.52	$2.48

Total return[3]	2.95%	5.80%[4]	1.88%[4]	6.79%[4]	9.07%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$369,996	$477,952	$523,932	$572,631	$571,028
Ratio of expenses to average net assets[5]	1.16%	1.20%	1.22%	1.21%	1.22%
Ratio of expenses to average net assets prior to fees waived[5]	1.16%	1.22%	1.24%	1.23%	1.24%
Ratio of net investment income to average net assets	4.68%	4.72%	4.46%	4.57%	4.76%
Ratio of net investment income to average net assets prior to fees waived	4.68%	4.70%	4.44%	4.55%	4.74%
Portfolio turnover	162%[6]	71%	67%	65%	55%
[1]	On October 4, 2019, Class A shares of First Investors Fund For Income were reorganized into Class A shares of Delaware Fund for Income. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Fund For Income Class A shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Fund for Income Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$2.43	$2.44	$2.52	$2.48	$2.39

Income (loss) from investment operations:
Net investment income[2]	0.12	0.12	0.12	0.12	0.12
Net realized and unrealized gain (loss)	(0.05)	—	(0.07)	0.05	0.10
Total from investment operations	0.07	0.12	0.05	0.17	0.22

Less dividends and distributions from:
Net investment income	(0.12)	(0.13)	(0.13)	(0.13)	(0.13)
Total dividends and distributions	(0.12)	(0.13)	(0.13)	(0.13)	(0.13)

Net asset value, end of period	$2.38	$2.43	$2.44	$2.52	$2.48

Total return[3]	3.20%	5.13%[4]	2.17%[4]	7.05%[4]	9.34%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,960	$28,107	$79,880	$73,403	$68,198
Ratio of expenses to average net assets[5]	0.89%	1.01%	0.93%	0.94%	0.93%
Ratio of expenses to average net assets prior to fees waived[5]	0.89%	1.03%	0.95%	0.96%	0.96%
Ratio of net investment income to average net assets	4.89%	4.98%	4.76%	4.84%	5.02%
Ratio of net investment income to average net assets prior to fees waived	4.89%	4.96%	4.74%	4.82%	5.00%
Portfolio turnover	162%[6]	71%	67%	65%	55%
[1]	On October 4, 2019, Adviser Class shares of First Investors Fund For Income were reorganized into Institutional Class shares of
Delaware Fund for Income. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Fund For Income Adviser Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Fund for Income Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$2.46	$2.45	$2.54	$2.49	$2.40

Income (loss) from investment operations:
Net investment income[2]	0.12	0.13	0.12	0.13	0.12
Net realized and unrealized gain (loss)	(0.04)	0.02	(0.07)	0.05	0.10
Total from investment operations	0.08	0.15	0.05	0.18	0.22

Less dividends and distributions from:
Net investment income	(0.13)	(0.14)	(0.14)	(0.13)	(0.13)
Total dividends and distributions	(0.13)	(0.14)	(0.14)	(0.13)	(0.13)

Net asset value, end of period	$2.41	$2.46	$2.45	$2.54	$2.49

Total return	3.34%	6.23%	1.91%	7.59%	9.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,066	$36,692	$33,545	$78,784	$62,340
Ratio of expenses to average net assets[3]	0.89%	0.80%	0.79%	0.78%	0.79%
Ratio of expenses to average net assets prior to fees waived[3]	0.95%	0.82%	0.81%	0.80%	0.81%
Ratio of net investment income to average net assets	5.00%	5.12%	4.88%	4.99%	5.19%
Ratio of net investment income to average net assets prior to fees waived	4.94%	5.10%	4.86%	4.97%	5.17%
Portfolio turnover	162%[4]	71%	67%	65%	55%
[1]	On October 4, 2019, Institutional Class shares of First Investors Fund For Income were reorganized into Class R6 shares of Delaware Fund for Income. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Fund For Income Institutional Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Government Cash Management Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[2]	0.01	0.02	0.01	—[3]	—
Net realized and unrealized gain	—[3]	—[3]	—[3]	—[3]	—
Total from investment operations	0.01	0.02	0.01	—	—

Less dividends and distributions from:
Net investment income	(0.01)	(0.02)	(0.01)	—[3]	—
Total dividends and distributions	(0.01)	(0.02)	(0.01)	—[3]	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.51%	1.73%	0.96%	0.08%	0.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$124,152	$168,905	$153,695	$127,079	$122,037
Ratio of expenses to average net assets	0.30%	0.60%	0.60%	0.60%	0.33%
Ratio of expenses to average net assets prior to fees waived	0.83%	0.85%	1.01%	1.02%	1.05%
Ratio of net investment income to average net assets	0.50%	1.72%	0.98%	0.08%	0.00%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.03%)	1.47%	0.57%	(0.34%)	(0.72%)
[1]	On October 4, 2019, Class A shares of First Investors Government Cash Management Fund were reorganized into Class A shares of Delaware Government Cash Management Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Government Cash Management Fund Class A shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
See accompanying notes, which are an integral part of the financial statements.

Delaware International Opportunities Bond Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$8.57	$8.78	$9.49	$9.21	$8.63

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.25	0.23	0.22	0.20
Net realized and unrealized gain (loss)	0.32	(0.30)	(0.64)	0.21	0.51
Total from investment operations	0.29	(0.05)	(0.41)	0.43	0.71

Less dividends and distributions from:
Net investment income	(0.25)	(0.16)	(0.30)	(0.15)	(0.13)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.25)	(0.16)	(0.30)	(0.15)	(0.13)

Net asset value, end of period	$8.61	$8.57	$8.78	$9.49	$9.21

Total return[3]	3.39%[4]	(0.56%)[4]	(4.50%)	4.70%	8.30%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,033	$42,814	$54,060	$59,782	$65,456
Ratio of expenses to average net assets[5]	1.38%	1.36%	1.40%	1.41%	1.38%
Ratio of expenses to average net assets prior to fees waived[5]	1.62%	1.41%	1.40%	1.41%	1.41%
Ratio of net investment income (loss) to average net assets	(0.40%)	2.92%	2.49%	2.35%	2.29%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.64%)	2.87%	2.49%	2.35%	2.26%
Portfolio turnover	281%[6]	85%	41%	76%	72%
[1]	On October 4, 2019, Class A shares of First Investors International Opportunities Bond Fund were reorganized into Class A shares of Delaware International Opportunities Bond Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors International Opportunities Bond Fund Class A shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware International Opportunities Bond Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$8.68	$8.87	$9.56	$9.25	$8.64

Income (loss) from investment operations:
Net investment income[2]	—[3]	0.28	0.27	0.24	0.23
Net realized and unrealized gain (loss)	0.31	(0.31)	(0.66)	0.23	0.51
Total from investment operations	0.31	(0.03)	(0.39)	0.47	0.74

Less dividends and distributions from:
Net investment income	(0.27)	(0.16)	(0.30)	(0.16)	(0.13)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.27)	(0.16)	(0.30)	(0.16)	(0.13)

Net asset value, end of period	$8.72	$8.68	$8.87	$9.56	$9.25

Total return[4]	3.65%[5]	(0.30%)[5]	(4.17%)	5.07%	8.70%[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,198	$50,335	$87,491	$68,162	$50,749
Ratio of expenses to average net assets[6]	1.09%	1.08%	1.08%	1.11%	1.08%
Ratio of expenses to average net assets prior to fees waived[6]	1.36%	1.13%	1.08%	1.11%	1.08%
Ratio of net investment income to average net assets	0.04%	3.26%	2.82%	2.66%	2.60%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.23%)	3.21%	2.82%	2.66%	2.60%
Portfolio turnover	281%[7]	85%	41%	76%	72%
[1]	On October 4, 2019, Adviser Class shares of First Investors International Opportunities Bond Fund were reorganized into Institutional Class shares of Delaware International Opportunities Bond Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors International Opportunities Bond Fund Adviser Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware International Opportunities Bond Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$8.77	$8.92	$9.59	$9.29	$8.67

Income (loss) from investment operations:
Net investment income[2]	0.37	0.30	0.28	0.22	0.24
Net realized and unrealized gain (loss)	(0.03)	(0.33)	(0.65)	0.27	0.52
Total from investment operations	0.34	(0.03)	(0.37)	0.49	0.76

Less dividends and distributions from:
Net investment income	(0.29)	(0.12)	(0.30)	(0.19)	(0.14)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.29)	(0.12)	(0.30)	(0.19)	(0.14)

Net asset value, end of period	$8.82	$8.77	$8.92	$9.59	$9.29

Total return[3]	3.91%[4]	(0.25%)[4]	(4.03%)	5.27%	8.85%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49	$14,000	$9,868	$8,669	$8,289
Ratio of expenses to average net assets[5]	1.00%	0.91%	0.93%	0.95%	0.93%
Ratio of expenses to average net assets prior to fees waived[5]	1.16%	0.96%	0.93%	0.95%	0.93%
Ratio of net investment income to average net assets	4.21%	3.37%	2.98%	2.80%	2.75%
Ratio of net investment income to average net assets prior to fees waived	4.05%	3.32%	2.98%	2.80%	2.75%
Portfolio turnover	281%[6]	85%	41%	76%	72%
[1]	On October 4, 2019, Institutional Class shares of First Investors International Opportunities Bond Fund were reorganized into Class R6 shares of Delaware International Opportunities Bond Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors International Opportunities Bond Fund Institutional Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Investment Grade Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.93	$9.17	$9.66	$9.90	$9.64

Income (loss) from investment operations:
Net investment income[2]	0.20	0.26	0.26	0.26	0.27
Net realized and unrealized gain (loss)	0.53	0.82	(0.42)	(0.17)	0.35
Total from investment operations	0.73	1.08	(0.16)	0.09	0.62

Less dividends and distributions from:
Net investment income	(0.27)	(0.32)	(0.33)	(0.33)	(0.36)
Net realized gain	(0.33)	—	—	—	—
Total dividends and distributions	(0.60)	(0.32)	(0.33)	(0.33)	(0.36)

Net asset value, end of period	$10.06	$9.93	$9.17	$9.66	$9.90

Total return[3]	7.74%	12.00%[4]	(1.69%)[4]	0.97%[4]	6.55%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$264,482	$363,366	$400,673	$462,999	$477,010
Ratio of expenses to average net assets[5]	1.02%	1.07%	1.06%	1.04%	1.05%
Ratio of expenses to average net assets prior to fees waived[5]	1.02%	1.16%	1.17%	1.15%	1.15%
Ratio of net investment income to average net assets	2.06%	2.83%	2.80%	2.68%	2.78%
Ratio of net investment income to average net assets prior to fees waived	2.06%	2.74%	2.69%	2.57%	2.68%
Portfolio turnover	241%[6]	60%	58%	52%	37%
[1]	On October 4, 2019, Class A shares of First Investors Investment Grade Fund were reorganized into Class A shares of Delaware Investment Grade Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Investment Grade Fund Class A shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Investment Grade Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.99	$9.23	$9.71	$9.94	$9.67

Income (loss) from investment operations:
Net investment income[2]	0.23	0.30	0.30	0.26	0.30
Net realized and unrealized gain (loss)	0.53	0.82	(0.42)	(0.14)	0.34
Total from investment operations	0.76	1.12	(0.12)	0.12	0.64

Less dividends and distributions from:
Net investment income	(0.30)	(0.36)	(0.36)	(0.35)	(0.37)
Net realized gain	(0.33)	—	—	—	—
Total dividends and distributions	(0.63)	(0.36)	(0.36)	(0.35)	(0.37)

Net asset value, end of period	$10.12	$9.99	$9.23	$9.71	$9.94

Total return[3]	8.02%	12.37%	(1.25%)	1.32%	6.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,764	$11,518	$180,286	$136,316	$83,659
Ratio of expenses to average net assets[4]	0.81%	0.75%	0.72%	0.72%	0.74%
Ratio of expenses to average net assets prior to fees waived[4]	0.85%	0.84%	0.83%	0.82%	0.85%
Ratio of net investment income to average net assets	2.36%	3.22%	3.15%	2.99%	3.08%
Ratio of net investment income to average net assets prior to fees waived	2.32%	3.13%	3.04%	2.89%	2.97%
Portfolio turnover	241%[5]	60%	58%	52%	37%
[1]	On October 4, 2019, Adviser Class shares of First Investors Investment Grade Fund were reorganized into Institutional Class shares of Delaware Investment Grade Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Investment Grade Fund Adviser Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Investment Grade Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.96	$9.20	$9.68	$9.92	$9.66

Income (loss) from investment operations:
Net investment income[2]	0.24	0.30	0.31	0.31	0.31
Net realized and unrealized gain (loss)	0.52	0.82	(0.42)	(0.18)	0.35
Total from investment operations	0.76	1.12	(0.11)	0.13	0.66

Less dividends and distributions from:
Net investment income	(0.30)	(0.36)	(0.37)	(0.37)	(0.40)
Net realized gain	(0.33)	—	—	—	—
Total dividends and distributions	(0.63)	(0.36)	(0.37)	(0.37)	(0.40)

Net asset value, end of period	$10.09	$9.96	$9.20	$9.68	$9.92

Total return[3]	8.10%	12.43%	(1.18%)	1.41%	6.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$763	$23,083	$23,974	$26,127	$31,395
Ratio of expenses to average net assets[4]	0.75%	0.67%	0.64%	0.63%	0.63%
Ratio of expenses to average net assets prior to fees waived[4]	0.83%	0.76%	0.75%	0.74%	0.74%
Ratio of net investment income to average net assets	2.41%	3.19%	3.23%	3.10%	3.17%
Ratio of net investment income to average net assets prior to fees waived	2.33%	3.10%	3.12%	2.99%	3.06%
Portfolio turnover	241%[5]	60%	58%	52%	37%
[1]	On October 4, 2019, Institutional Class shares of First Investors Investment Grade Fund were reorganized into Class R6 shares of Delaware Investment Grade Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Investment Grade Fund Institutional Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Limited Duration Bond Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.31	$9.17	$9.47	$9.66	$9.76

Income (loss) from investment operations:
Net investment income (loss)[2]	0.15	0.21	—	0.08	(0.03)
Net realized and unrealized gain (loss)	0.17	0.19	(0.05)	(0.06)	0.15
Total from investment operations	0.32	0.40	(0.05)	0.02	0.12

Less dividends and distributions from:
Net investment income	(0.20)	(0.26)	(0.25)	(0.21)	(0.22)
Total dividends and distributions	(0.20)	(0.26)	(0.25)	(0.21)	(0.22)

Net asset value, end of period	$9.43	$9.31	$9.17	$9.47	$9.66

Total return[3]	3.56%	4.37%	(0.52%)	0.22%	1.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$169,570	$220,830	$247,902	$62,841	$48,342
Ratio of expenses to average net assets[4]	0.74%	0.79%	0.89%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.06%	0.99%	1.11%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets	1.57%	2.22%	0.02%	0.85%	(0.25%)
Ratio of net investment income (loss) to average net assets prior to fees waived	1.25%	2.02%	(0.20%)	0.68%	(0.43%)
Portfolio turnover	162%[5]	87%	102%	60%	54%
[1]	On October 4, 2019, Class A shares of First Investors Limited Duration Bond Fund were reorganized into Class A shares of Delaware Limited Duration Bond Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Limited Duration Bond Fund Class A shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Limited Duration Bond Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.34	$9.20	$9.50	$9.69	$9.80

Income (loss) from investment operations:
Net investment income[2]	0.18	0.23	0.03	0.13	—
Net realized and unrealized gain (loss)	0.17	0.19	(0.05)	(0.08)	0.14
Total from investment operations	0.35	0.42	(0.02)	0.05	0.14

Less dividends and distributions from:
Net investment income	(0.23)	(0.28)	(0.28)	(0.24)	(0.25)
Total dividends and distributions	(0.23)	(0.28)	(0.28)	(0.24)	(0.25)

Net asset value, end of period	$9.46	$9.34	$9.20	$9.50	$9.69

Total return	3.80%	4.65%	(0.25%)	0.54%	1.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,680	$56,209	$35,498	$31,638	$50,645
Ratio of expenses to average net assets[3]	0.51%	0.51%	0.62%	0.75%	0.75%
Ratio of expenses to average net assets prior to fees waived[3]	0.82%	0.69%	0.84%	1.02%	1.01%
Ratio of net investment income to average net assets	1.96%	2.47%	0.33%	1.14%	0.04%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.65%	2.29%	0.11%	0.87%	(0.22%)
Portfolio turnover	162%[4]	87%	102%	60%	54%
[1]	On October 4, 2019, Adviser Class shares of First Investors Limited Duration Bond Fund were reorganized into Institutional Class shares of Delaware Limited Duration Bond Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Limited Duration Bond Fund Adviser Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Limited Duration Bond Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.35	$9.21	$9.52	$9.70	$9.81

Income (loss) from investment operations:
Net investment income[2]	0.20	0.25	0.04	0.11	0.02
Net realized and unrealized gain (loss)	0.17	0.19	(0.06)	(0.04)	0.14
Total from investment operations	0.37	0.44	(0.02)	0.07	0.16

Less dividends and distributions from:
Net investment income	(0.24)	(0.30)	(0.29)	(0.25)	(0.27)
Total dividends and distributions	(0.24)	(0.30)	(0.29)	(0.25)	(0.27)

Net asset value, end of period	$9.48	$9.35	$9.21	$9.52	$9.70

Total return	4.06%	4.83%	(0.19%)	0.77%	1.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$308	$47,965	$38,822	$41,065	$22,296
Ratio of expenses to average net assets[3]	0.35%	0.36%	0.47%	0.60%	0.60%
Ratio of expenses to average net assets prior to fees waived[3]	0.59%	0.56%	0.68%	0.82%	0.82%
Ratio of net investment income to average net assets	2.14%	2.64%	0.46%	1.30%	0.20%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.90%	2.44%	0.25%	1.08%	(0.02%)
Portfolio turnover	162%[4]	87%	102%	60%	54%
[1]	On October 4, 2019, Institutional Class shares of First Investors Limited Duration Bond Fund were reorganized into Class R6 shares of Delaware Limited Duration Bond Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Limited Duration Bond Fund Institutional Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Strategic Income II Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.32	$9.20	$9.53	$9.48	$9.30

Income (loss) from investment operations:
Net investment income[2]	0.28	0.30	0.31	0.30	0.30
Net realized and unrealized gain (loss)	0.16	0.12	(0.32)	0.05	0.22
Total from investment operations	0.44	0.42	(0.01)	0.35	0.52

Less dividends and distributions from:
Net investment income	(0.32)	(0.30)	(0.32)	(0.30)	(0.32)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.32)	(0.30)	(0.32)	(0.30)	(0.34)

Net asset value, end of period	$9.44	$9.32	$9.20	$9.53	$9.48

Total return[3]	4.89%	4.67%[4]	(0.10%)	3.73%	5.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,020	$137,155	$152,180	$162,789	$149,190
Ratio of expenses to average net assets[5]	1.14%	0.53%	0.56%	0.57%	0.58%
Ratio of expenses to average net assets prior to fees waived[5]	1.14%	0.55%	0.56%	0.57%	0.58%
Ratio of net investment income to average net assets	3.00%	3.24%	3.36%	3.24%	3.19%
Ratio of net investment income to average net assets prior to fees waived	3.00%	3.22%	3.36%	3.24%	3.19%
Portfolio turnover	244%[6]	70%	58%	37%	49%
[1]	On October 4, 2019, Class A shares of First Investors Strategic Income were reorganized into Class A shares of Delaware Strategic Income II Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Strategic Income Class A shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Strategic Income II Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$9.32	$9.19	$9.52	$9.47	$9.29

Income (loss) from investment operations:
Net investment income[2]	0.30	0.33	0.34	0.29	0.33
Net realized and unrealized gain (loss)	0.15	0.13	(0.32)	0.09	0.23
Total from investment operations	0.45	0.46	0.02	0.38	0.56

Less dividends and distributions from:
Net investment income	(0.34)	(0.33)	(0.35)	(0.33)	(0.36)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.34)	(0.33)	(0.35)	(0.33)	(0.38)

Net asset value, end of period	$9.43	$9.32	$9.19	$9.52	$9.47

Total return[3]	5.06%	5.11%[4]	0.22%	4.14%	6.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$307	$566	$759	$963	$415
Ratio of expenses to average net assets[5]	0.89%	0.19%	0.21%	0.18%	0.17%
Ratio of expenses to average net assets prior to fees waived[5]	0.89%	0.21%	0.21%	0.18%	0.17%
Ratio of net investment income to average net assets	3.24%	3.60%	3.70%	3.66%	3.59%
Ratio of net investment income to average net assets prior to fees waived	3.24%	3.58%	3.70%	3.66%	3.59%
Portfolio turnover	244%[6]	70%	58%	37%	49%
[1]	On October 4, 2019, Adviser Class shares of First Investors Strategic Income were reorganized into Institutional Class shares of Delaware Strategic Income II Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Strategic Income Adviser Class shares.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Covered Call Strategy Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended				4/1/16[1] to 9/30/16
	9/30/20[2]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.81	$11.83	$11.18	$10.36	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.13	0.12	0.11	0.10	0.06
Net realized and unrealized gain (loss)	(0.82)	(0.02)	0.64	0.85	0.33
Total from investment operations	(0.69)	0.10	0.75	0.95	0.39

Less dividends and distributions from:
Net investment income	(0.13)	(0.12)	(0.10)	(0.11)	(0.03)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.13)	(0.12)	(0.10)	(0.13)	(0.03)

Net asset value, end of period	$10.99	$11.81	$11.83	$11.18	$10.36

Total return[4]	(5.75%)	0.97%	6.79%	9.17%	3.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$121,566	$211,777	$237,103	$167,906	$48,514
Ratio of expenses to average net assets[5]	1.32%	1.30%	1.30%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[5]	1.37%	1.28%	1.28%	1.36%	1.73%
Ratio of net investment income to average net assets	1.15%	1.11%	0.95%	1.18%	1.19%
Ratio of net investment income to average net assets prior to fees waived	1.10%	1.13%	0.97%	1.12%	0.76%
Portfolio turnover	49%	34%	107%	121%	83%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Class A shares of First Investors Covered Call Strategy Fund were reorganized into Class A shares of Delaware Covered Call Strategy Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Class A shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Delaware Covered Call Strategy Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended				4/1/16[1] to 9/30/16
	9/30/20[2]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.78	$11.80	$11.16	$10.34	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.15	0.16	0.14	0.13	0.08
Net realized and unrealized gain (loss)	(0.81)	(0.02)	0.64	0.86	0.32
Total from investment operations	(0.66)	0.14	0.78	0.99	0.40

Less dividends and distributions from:
Net investment income	(0.16)	(0.16)	(0.14)	(0.15)	(0.06)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.16)	(0.16)	(0.14)	(0.17)	(0.06)

Net asset value, end of period	$10.96	$11.78	$11.80	$11.16	$10.34

Total return[4]	(5.54%)	1.25%	7.09%	9.62%	4.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,887	$66,252	$114,275	$109,360	$39,129
Ratio of expenses to average net assets[5]	1.10%	1.00%	0.97%	0.97%	0.97%
Ratio of expenses to average net assets prior to fees waived[5]	1.12%	0.96%	1.03%	1.06%	1.50%
Ratio of net investment income to average net assets	1.38%	1.41%	1.25%	1.53%	1.64%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.45%	1.19%	1.44%	1.11%
Portfolio turnover	49%	34%	107%	121%	83%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Adviser Class shares of First Investors Covered Call Strategy Fund were reorganized into Institutional Class shares of Delaware Covered Call Strategy Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Adviser Class shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Covered Call Strategy Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended				4/1/16[1] to 9/30/16
	9/30/20[2]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.69	$11.72	$11.17	$10.35	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.18	0.17	0.16	0.16	0.09
Net realized and unrealized gain (loss)	(0.81)	(0.02)	0.63	0.85	0.33
Total from investment operations	(0.63)	0.15	0.79	1.01	0.42

Less dividends and distributions from:
Net investment income	(0.15)	(0.18)	(0.24)	(0.17)	(0.07)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.15)	(0.18)	(0.24)	(0.19)	(0.07)

Net asset value, end of period	$10.91	$11.69	$11.72	$11.17	$10.35

Total return[4]	(5.30%)	1.42%	7.19%	9.77%	4.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$236	$1,477	$2,913	$7,334	$4,214
Ratio of expenses to average net assets[5]	0.89%	0.87%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	1.07%	0.90%	0.89%	0.96%	1.25%
Ratio of net investment income to average net assets	1.64%	1.54%	1.38%	1.65%	1.76%
Ratio of net investment income to average net assets prior to fees waived	1.46%	1.51%	1.33%	1.53%	1.35%
Portfolio turnover	49%	34%	107%	121%	83%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Institutional Class shares of First Investors Covered Call Strategy Fund were reorganized into Class R6 shares of Delaware Covered Call Strategy Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Institutional Class shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Delaware Hedged U.S. Equity Opportunities Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended				8/1/16[1] to 9/30/16
	9/30/20[2]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$12.36	$11.90	$10.77	$9.91	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.02)	(0.01)	(0.03)	(0.02)	—
Net realized and unrealized gain (loss)	1.23	0.68	1.16	0.88	(0.09)
Total from investment operations	1.21	0.67	1.13	0.86	(0.09)

Less dividends and distributions from:
Net investment income	(0.05)	—	—	—	—
Net realized gain	(1.91)	(0.21)	—	—	—
Total dividends and distributions	(1.96)	(0.21)	—	—	—

Net asset value, end of period	$11.61	$12.36	$11.90	$10.77	$9.91

Total return[4]	10.91%	5.92%	10.49%	8.68%	(0.90%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,603	$78,297	$66,746	$44,228	$9,265
Ratio of expenses to average net assets[5]	1.66%	1.75%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets prior to fees waived[5]	1.85%	1.68%	1.76%	2.09%	4.24%
Ratio of net investment loss to average net assets	(0.14%)	(0.05%)	(0.22%)	(0.21%)	(0.02%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.33%)	0.02%	(0.23%)	(0.55%)	(2.51%)
Portfolio turnover	109%	124%	56%	75%	7%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Class A shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class A shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Class A shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Hedged U.S. Equity Opportunities Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended				8/1/16[1] to 9/30/16
	9/30/20[2]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$12.48	$11.99	$10.81	$9.91	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.02	0.03	0.02	0.01	—
Net realized and unrealized gain (loss)	1.25	0.67	1.16	0.89	(0.09)
Total from investment operations	1.27	0.70	1.18	0.90	(0.09)

Less dividends and distributions from:
Net investment income	(0.05)	—[4]	—	—[4]	—
Net realized gain	(1.91)	(0.21)	—	—	—
Total dividends and distributions	(1.96)	(0.21)	—	—[4]	—

Net asset value, end of period	$11.79	$12.48	$11.99	$10.81	$9.91

Total return[5]	11.28%	6.14%	10.92%	9.11%	(0.90%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,229	$44,543	$94,955	$33,770	$24,539
Ratio of expenses to average net assets[6]	1.33%	1.42%	1.42%	1.42%	1.42%
Ratio of expenses to average net assets prior to fees waived[6]	1.62%	1.39%	1.40%	1.76%	3.37%
Ratio of net investment income to average net assets	0.21%	0.27%	0.16%	0.10%	0.26%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.08%)	0.30%	0.18%	(0.24%)	(1.69%)
Portfolio turnover	109%	124%	56%	75%	7%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Adviser Class shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Institutional Class shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Adviser Class shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Amount is less than $0.005 per share.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Delaware Hedged U.S. Equity Opportunities Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended				8/1/16[1] to 9/30/16
	9/30/20[2]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$12.53	$12.01	$10.82	$9.91	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.04	0.04	0.02	0.02	0.01
Net realized and unrealized gain (loss)	1.24	0.69	1.17	0.89	(0.10)
Total from investment operations	1.28	0.73	1.19	0.91	(0.09)

Less dividends and distributions from:
Net investment income	(0.10)	—[4]	—	—[4]	—
Net realized gain	(1.91)	(0.21)	—	—	—
Total dividends and distributions	(2.01)	(0.21)	—	—[4]	—

Net asset value, end of period	$11.80	$12.53	$12.01	$10.82	$9.91

Total return[5]	11.41%	6.39%	11.00%	9.21%	(0.90%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91	$341	$574	$472	$99
Ratio of expenses to average net assets[6]	1.23%	1.31%	1.31%	1.31%	1.31%
Ratio of expenses to average net assets prior to fees waived[6]	1.57%	1.30%	1.39%	1.74%	3.24%
Ratio of net investment income to average net assets	0.31%	0.37%	0.21%	0.23%	0.30%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.03)%	0.38%	0.13%	(0.20%)	(1.63%)
Portfolio turnover	109%	124%	56%	75%	7%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Institutional Class shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class R6 shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Institutional Class shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Amount is less than $0.005 per share.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Premium Income Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended		4/2/18[1] to 9/30/18
	9/30/20[2]	9/30/19
Net asset value, beginning of period	$10.14	$10.26	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.21	0.18	0.08
Net realized and unrealized gain (loss)	(0.65)	0.05	0.23
Total from investment operations	(0.44)	0.23	0.31

Less dividends and distributions from:
Net investment income	(0.21)	(0.17)	(0.05)
Net realized gain	(0.13)	(0.18)	—
Total dividends and distributions	(0.34)	(0.35)	(0.05)

Net asset value, end of period	$9.36	$10.14	$10.26

Total return[4]	(4.24%)	2.33%	3.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,472	$60,830	$41,688
Ratio of expenses to average net assets[5]	1.30%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[5]	1.44%	1.35%	2.07%
Ratio of net investment income to average net assets	2.19%	1.74%	1.57%
Ratio of net investment income to average net assets prior to fees waived	2.05%	1.69%	0.80%
Portfolio turnover	32%	63%	77%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Class A shares of First Investors Premium Income Fund were reorganized into Class A shares of Delaware Premium Income Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Class A shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Delaware Premium Income Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended		4/2/18[1] to 9/30/18
	9/30/20[2]	9/30/19
Net asset value, beginning of period	$10.16	$10.26	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.23	0.20	0.10
Net realized and unrealized gain (loss)	(0.65)	0.07	0.22
Total from investment operations	(0.42)	0.27	0.32

Less dividends and distributions from:
Net investment income	(0.24)	(0.19)	(0.06)
Net realized gain	(0.13)	(0.18)	—
Total dividends and distributions	(0.37)	(0.37)	(0.06)

Net asset value, end of period	$9.37	$10.16	$10.26

Total return[4]	(4.05%)	2.67%	3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,769	$67,844	$34,170
Ratio of expenses to average net assets[5]	1.05%	1.05%	1.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.19%	1.10%	1.52%
Ratio of net investment income to average net assets	2.45%	1.98%	1.86%
Ratio of net investment income to average net assets prior to fees waived	2.31%	1.93%	1.36%
Portfolio turnover	32%	63%	77%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Adviser Class shares of First Investors Premium Income Fund were reorganized into Institutional Class shares of Delaware Premium Income Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Adviser Class shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Premium Income Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended		4/2/18[1] to 9/30/18
	9/30/20[2]	9/30/19
Net asset value, beginning of period	$5.53	$10.16	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.13	0.20	0.10
Net realized and unrealized gain (loss)	(0.37)	(0.27)	0.23
Total from investment operations	(0.24)	(0.07)	0.33

Less dividends and distributions from:
Net investment income	(0.29)	(4.38)	(0.17)
Net realized gain	(0.13)	(0.18)	—
Total dividends and distributions	(0.42)	(4.56)	(0.17)

Net asset value, end of period	$4.87	$5.53	$10.16

Total return[4]	(3.95%)	2.90%	3.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34	$29	$3,877
Ratio of expenses to average net assets[5]	0.90%	0.90%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.13%	1.05%	1.88%
Ratio of net investment income to average net assets	2.63%	2.06%	1.88%
Ratio of net investment income to average net assets prior to fees waived	2.40%	1.91%	0.89%
Portfolio turnover	32%	63%	77%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	On October 4, 2019, Institutional Class shares of First Investors Premium Income Fund were reorganized into Class R6 shares of Delaware Premium Income Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Institutional Class shares.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Delaware Total Return Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$19.03	$20.22	$19.88	$19.00	$18.21

Income (loss) from investment operations:
Net investment income[2]	0.29	0.28	0.31	0.23	0.23
Net realized and unrealized gain (loss)	(0.88)	0.39	0.74	1.27	1.26
Total from investment operations	(0.59)	0.67	1.05	1.50	1.49

Less dividends and distributions from:
Net investment income	(0.33)	(0.34)	(0.36)	(0.32)	(0.27)
Net realized gain	(3.73)	(1.52)	(0.35)	(0.30)	(0.43)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(4.07)	(1.86)	(0.71)	(0.62)	(0.70)

Net asset value, end of period	$14.37	$19.03	$20.22	$19.88	$19.00

Total return[3]	(4.48%) [4]	4.58%	5.32%	8.09%	8.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$550,020	$800,910	$889,473	$877,311	$845,726
Ratio of expenses to average net assets[5]	1.16%	1.17%	1.18%	1.19%	1.19%
Ratio of expenses to average net assets prior to fees waived[5]	1.17%	1.17%	1.18%	1.19%	1.19%
Ratio of net investment income to average net assets	1.89%	1.50%	1.55%	1.22%	1.27%
Ratio of net investment income to average net assets prior to fees waived	1.88%	1.50%	1.55%	1.22%	1.27%
Portfolio turnover	151% [6]	59%	53%	39%	63%
[1]	On October 4, 2019, Class A shares of First Investors Total Return Fund were reorganized into Class A shares of Delaware Total Return Fund. See Notes to Financial Statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Class A shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Total Return Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$19.10	$20.32	$19.98	$19.04	$18.26

Income (loss) from investment operations:
Net investment income[2]	0.33	0.34	0.37	0.32	0.26
Net realized and unrealized gain (loss)	(0.90)	0.40	0.75	1.30	1.27
Total from investment operations	(0.57)	0.74	1.12	1.62	1.53

Less dividends and distributions from:
Net investment income	(0.36)	(0.44)	(0.43)	(0.38)	(0.32)
Net realized gain	(3.73)	(1.52)	(0.35)	(0.30)	(0.43)
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(4.10)	(1.96)	(0.78)	(0.68)	(0.75)

Net asset value, end of period	$14.43	$19.10	$20.32	$19.98	$19.04

Total return[3]	(4.29%)	4.93%	5.69%	8.69%	8.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$769	$1,166	$1,006	$996	$1,213
Ratio of expenses to average net assets[4]	0.90%	0.85%	0.84%	0.80%	0.82%
Ratio of net investment income to average net assets	2.12%	1.80%	1.83%	1.61%	1.63%
Portfolio turnover	151% [5]	59%	53%	39%	63%
[1]	On October 4, 2019, Adviser Class shares of First Investors Total Return Fund were reorganized into Institutional Class shares of
Delaware Total Return Fund. See Notes to Financial Statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Adviser Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Delaware Total Return Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	9/30/20[1]	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$19.14	$20.38	$20.05	$19.13	$18.29

Income (loss) from investment operations:
Net investment income[2]	0.35	0.35	0.40	0.32	0.31
Net realized and unrealized gain (loss)	(0.90)	0.41	0.74	1.27	1.28
Total from investment operations	(0.55)	0.76	1.14	1.59	1.59

Less dividends and distributions from:
Net investment income	(0.39)	(0.48)	(0.46)	(0.37)	(0.32)
Net realized gain	(3.73)	(1.52)	(0.35)	(0.30)	(0.43)
Return of capital	—[3]	—	—	—	—
Total dividends and distributions	(4.12)	(2.00)	(0.81)	(0.67)	(0.75)

Net asset value, end of period	$14.47	$19.14	$20.38	$20.05	$19.13

Total return[4]	(4.17%)[5]	5.06%	5.77%	8.50%	8.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$762	$1,976	$34,555	$33,545	$32,525
Ratio of expenses to average net assets[6]	0.81%	0.79%	0.77%	0.77%	0.77%
Ratio of expenses to average net assets prior to fees waived[6]	0.89%	0.79%	0.77%	0.77%	0.77%
Ratio of net investment income to average net assets	2.23%	1.86%	1.96%	1.65%	1.68%
Ratio of net investment income to average net assets prior to fees waived	2.15%	1.86%	1.96%	1.65%	1.68%
Portfolio turnover	151%[7]	59%	53%	39%	63%
[1]	On October 4, 2019, Institutional Class shares of First Investors Total Return Fund were reorganized into Class R6 shares of Delaware Total Return Fund. See Notes to Financial Statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Institutional Class shares.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The Fund’s portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
September 30, 2020
Delaware Group Equity Funds IV (Trust) is organized as a Delaware statutory trust and offers 21 series. These financial statements and the related notes pertain to 18 funds listed below (each a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Institutional Class and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Delaware Growth and Income Fund, Delaware Equity Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Global Equity Fund, Delaware International Fund, Delaware Total Return Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund; 4.50% for Delaware Fund for Income, Delaware Investment Grade Fund, Delaware Strategic Income II Fund, and Delaware International Opportunities Bond Fund; and 2.75% for Delaware Limited Duration Bond Fund and Delaware Floating Rate II Fund. There is no front-end sales charge for Delaware Government Cash Management Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Institutional Class and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries.
Before each Fund commenced operations, on October 4, 2019, all of the assets and liabilities of the corresponding fund identified as its respective Predecessor Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a Foresters Reorganization) between the Trust, on behalf of the Funds, and Foresters Investment Management Company, Inc., on behalf of the Predecessor Funds. As a result of each Foresters Reorganization, the applicable Fund assumed the performance and accounting history of its corresponding Predecessor Fund. Financial information included for the dates prior to the Foresters Reorganization is that of the Predecessor Funds.
Fund	Predecessor Fund
Delaware Equity Income Fund	First Investors Equity Income Fund
Delaware Growth and Income Fund	First Investors Growth & Income Fund
Delaware Growth Equity Fund	First Investors Select Growth Fund
Delaware Opportunity Fund	First Investors Opportunity Fund
Delaware Special Situations Fund	First Investors Special Situations Fund
Delaware Global Equity Fund	First Investors Global Fund
Delaware International Fund	First Investors International Fund
Delaware Floating Rate II Fund	First Investors Floating Rate Fund
Delaware Fund for Income	First Investors Fund For Income
Delaware Government Cash Management Fund	First Investors Government Cash Management Fund
Delaware International Opportunities Bond Fund	First Investors International Opportunities Bond Fund
Delaware Investment Grade Fund	First Investors Investment Grade Fund
Delaware Limited Duration Bond Fund	First Investors Limited Duration Bond Fund
Delaware Strategic Income II Fund	First Investors Strategic Income
Delaware Covered Call Strategy Fund	First Investors Covered Call Strategy Fund
Delaware Hedged U.S. Equity Opportunities Fund	First Investors Hedged U.S. Equity Opportunities Fund
Delaware Premium Income Fund	First Investors Premium Income Fund
Delaware Total Return Fund	First Investors Total Return Fund

1. Significant Accounting Policies
Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services − Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap contracts (CDS) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Delaware Government Cash Management Fund uses the amortized cost method to value its portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing.) Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended September 30, 2020 and for all open tax years (years ended September 30, 2017–September 30, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, a Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended September 30, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes for each Fund on the basis of daily net assets of each class. For Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Government Cash Management Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, and Delaware Strategic Income II Fund, investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each respective Fund. Realized and unrealized

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
1. Significant Accounting Policies (continued)
gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Foreign Currency Transactions —  Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds' prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Government Cash Management Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, and Delaware Strategic Income II Fund declare dividends daily from net investment income and pay the dividends monthly. Delaware Total Return Fund declares and pays dividends monthly. Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Covered Call Strategy Fund, and Delaware Premium Income Fund declare and pay dividends quarterly. Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Global Equity Fund, Delaware International Fund, and Delaware Hedged U.S. Equity Opportunities Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.”
For the year ended September 30, 2020, each Fund earned the following amounts under this arrangement:
Fund	Custody credits
Delaware Equity Income Fund	$2,683
Delaware Growth and Income Fund	10,021
Delaware Growth Equity Fund	6,460
Delaware Opportunity Fund	8,224
Delaware Special Situations Fund	5,796
Delaware Global Equity Fund	—
Delaware International Fund	1,478
Delaware Floating Rate II Fund	2,534
Delaware Fund for Income	6,265
Delaware Government Cash Management Fund	—
Delaware International Opportunities Bond Fund	7,102
Delaware Investment Grade Fund	4,729
Delaware Limited Duration Bond Fund	3,396
Delaware Strategic Income II Fund	3,197
Delaware Covered Call Strategy Fund	2,486
Delaware Hedged U.S. Equity Opportunities Fund	14,965
Delaware Premium Income Fund	1,474
Delaware Total Return Fund	22,053
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, effective close of business on October 4, 2019, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:
	On the first $500 million	On the next $500 million	On the next $1.5 billion	In excess of $2.5 billion
Delaware Equity Income Fund	0.650%	0.600%	0.550%	0.500%
Delaware Growth and Income Fund	0.650%	0.600%	0.550%	0.500%
Delaware Growth Equity Fund	0.650%	0.600%	0.550%	0.500%
Delaware Opportunity Fund	0.750%	0.700%	0.650%	0.600%
Delaware Special Situations Fund	0.750%	0.700%	0.650%	0.600%
Delaware Global Equity Fund	0.850%	0.800%	0.750%	0.700%
Delaware International Fund	0.850%	0.800%	0.750%	0.700%
Delaware Floating Rate II Fund	0.500%	0.475%	0.450%	0.425%
Delaware Fund for Income	0.650%	0.600%	0.550%	0.500%
Delaware International Opportunities Bond Fund	0.750%	0.700%	0.650%	0.600%
Delaware Investment Grade Fund	0.500%	0.475%	0.450%	0.425%
Delaware Limited Duration Bond Fund	0.500%	0.475%	0.450%	0.425%
Delaware Strategic Income II Fund	0.550%	0.500%	0.450%	0.425%
Delaware Total Return Fund	0.650%	0.600%	0.550%	0.500%
	On the first $300 million	On the next $200 million	On the next $500 million	On the next $1 billion	On the next $1 billion	In excess $3 billion
Delaware Covered Call Strategy Fund	0.8000%	0.7500%	0.7000%	0.6500%	0.600%	0.550%

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
	On the first $300 million	On the next $200 million	On the next $500 million	On the next $1 billion	On the next $1 billion	In excess $3 billion
Delaware Hedged U.S. Equity Opportunities Fund	1.1500%	1.1000%	1.0500%	1.0000%	0.950%	0.900%
Delaware Government Cash Management Fund and Delaware Premium Income Fund pay 0.45% and 0.80% of each Fund’s average daily net assets, respectively.
Prior to October 4, 2019, each Fund paid Foresters Investment Management Company, Inc. (FIMCO), an annual fee which was calculated daily and paid monthly based on each Fund’s average daily net assets at the following annual rates: Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, and Delaware Opportunity Fund paid 0.75% on the first $300 million; 0.72% on the next $200 million; 0.69% on the next $250 million; 0.66% on the next $500 million; 0.64% on the next $500 million; 0.62% on the next $500 million and 0.60% in excess of $2.25 billion; Delaware Special Situations Fund paid 0.90% on the first $200 million; 0.75% on the next $300 million; 0.72% on the next $250 million; 0.69% on the next $250 million; 0.66% on the next $500 million and 0.64% in excess of $1.5 billion; Delaware Global Equity Fund paid 0.95% on the first $600 million; 0.92% on the next $400 million; 0.90% on the next $500 million and 0.88% in excess of $1.5 billion; Delaware International Fund paid 0.98% on the first $300 million; 0.95% on the next $300 million; 0.92% on the next $400 million; 0.90% on the next $500 million and 0.88% in excess of $1.5 billion; Delaware Floating Rate II Fund paid 0.60% on the first $250 million; 0.55% on the next $250 million; 0.50% on the next $500 million; 0.45% on the next $1 billion and 0.40% on average daily net assets in excess of $2 billion; Delaware Fund For Income and Delaware International Opportunities Bond Fund paid 0.75% on the first $250 million; 0.72% on the next $250 million; 0.69% on the next $250 million; 0.66% on the next $500 million; 0.64% on the next $500 million; 0.62% on the next $500 million and 0.60% in excess of $2.25 billion; Delaware Government Cash Management Fund paid 0.50% of average daily net assets, Delaware Investment Grade Fund paid 0.66% on the first $500 million; 0.64% on the next $500 million; 0.62% on the next $500 million and 0.60% in excess of $1.5 billion; Delaware Limited Duration Bond Fund paid 0.41% on the first $500 million; 0.39% on the next $500 million; 0.37% on the next $500 million and 0.35% in excess of $1.5 billion; Delaware Strategic Income II Fund paid 0.05% of average daily net assets, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund paid 0.80% on the first $300 million; 0.75% on the next $200 million; 0.70% on the next $500 million; 0.65% on the next $1 billion; 0.60% on the next $1 billion and 0.55% in excess of $3 billion; Delaware Hedged U.S. Equity Opportunities Fund paid 1.15% on the first $100 million; 1.10% on the next $400 million; 1.05% on the next $500 million; 1.00% on the next $1 billion; 0.95% on the next $1 billion and 0.90% in excess of $3 billion; Delaware Total Return Fund paid 0.75% on the first $300 million; 0.70% on the next $200 million; 0.65% on the next $500 million; 0.60% on the next $1 billion; 0.55% on the next $1 billion and 0.50% in excess of $3 billion.

DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from October 4, 2019 through September 30, 2020.* These waivers and reimbursements may only be terminated by agreement of the DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.
Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Institutional Class	Operating expense limitation as a percentage of average daily net assets Class R6
Delaware Equity Income Fund	1.17%	0.85%	0.81%
Delaware Growth and Income Fund	1.11%	0.82%	0.75%
Delaware Growth Equity Fund	1.17%	0.86%	0.79%
Delaware Opportunity Fund	1.21%	0.90%	0.78%
Delaware Special Situations Fund	1.27%	1.02%	0.87%
Delaware Global Equity Fund	1.41%	1.07%	1.02%
Delaware International Fund	1.53%	1.18%	1.09%
Delaware Floating Rate II Fund	1.05%	0.89%	0.74%
Delaware Fund for Income	1.18%	1.03%	0.80%
Delaware Government Cash Management Fund	0.02%*	N/A	0.60%
Delaware International Opportunities Bond Fund	1.39%	1.09%	0.94%
Delaware Investment Grade Fund	1.03%	0.74%	0.66%
Delaware Limited Duration Bond Fund	0.74%	0.51%	0.36%
Delaware Strategic Income II Fund	1.20%	0.92%	N/A
Delaware Covered Call Strategy Fund	1.31%	1.09%	0.88%
Delaware Hedged U.S. Equity Opportunities Fund	1.64%	1.30%	1.20%
Delaware Premium Income Fund	1.30%	1.05%	0.90%
Delaware Total Return Fund	1.15%	0.91%	0.79%
*Effective August 20, 2020. The voluntary waivers were 0.55% (from 10/4/19-3/22/20); 0.50% (for 3/23/20); 0.30% (for 3/24/20);
0.21% (from 3/25/20-3/26/20); 0.14% (from 3/27/20-4/1/20); 0.10% (from 4/2/20-4/26/20); 0.05% (from 4/27/20-8/18/20); and
0.04% (for 8/19/20).
Prior to October 4, 2019, FIMCO had waived to limit the advisory fee to each Fund’s daily net assets as follows:
Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Institutional Class	Operating expense limitation as a percentage of average daily net assets Class R6
Delaware Floating Rate II Fund	1.10%	n/a	n/a
Delaware Government Cash Management Fund	0.80%	0.80%	n/a
Delaware Limited Duration Bond Fund	0.79%	0.51%	0.36%
Delaware Covered Call Strategy Fund	1.30%	0.97%	0.84%
Delaware Hedged U.S. Equity Opportunities Fund	1.75%	1.42%	1.31%
Delaware Premium Income Fund	1.30%	1.06%	0.99%
Effective October 4, 2019, DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.
Effective October 4, 2019, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended September 30, 2020, each Fund was charged for these services as follows:
Fund	Fees
Delaware Equity Income Fund	$16,532
Delaware Growth and Income Fund	44,724
Delaware Growth Equity Fund	24,577
Delaware Opportunity Fund	28,378
Delaware Special Situations Fund	16,407
Delaware Global Equity Fund	14,993
Delaware International Fund	15,847
Delaware Floating Rate II Fund	6,534
Delaware Fund for Income	18,988
Delaware Government Cash Management Fund	10,236
Delaware International Opportunities Bond Fund	6,107
Delaware Investment Grade Fund	14,392
Delaware Limited Duration Bond Fund	11,019
Delaware Strategic Income II Fund	7,844
Delaware Covered Call Strategy Fund	11,024
Delaware Hedged U.S. Equity Opportunities Fund	6,991
Delaware Premium Income Fund	7,158
Delaware Total Return Fund	25,926
Effective October 4, 2019, DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

For the year ended September 30, 2020, each Fund was charged for these services as follows:
Fund	Fees
Delaware Equity Income Fund	$33,710
Delaware Growth and Income Fund	109,606
Delaware Growth Equity Fund	55,484
Delaware Opportunity Fund	65,507
Delaware Special Situations Fund	33,302
Delaware Global Equity Fund	29,618
Delaware International Fund	31,860
Delaware Floating Rate II Fund	6,935
Delaware Fund for Income	40,428
Delaware Government Cash Management Fund	16,862
Delaware International Opportunities Bond Fund	5,646
Delaware Investment Grade Fund	28,023
Delaware Limited Duration Bond Fund	18,912
Delaware Strategic Income II Fund	10,354
Delaware Covered Call Strategy Fund	18,873
Delaware Hedged U.S. Equity Opportunities Fund	8,045
Delaware Premium Income Fund	8,478
Delaware Total Return Fund	59,038
Prior to May 4, 2020, Foresters Investor Services, Inc. was the transfer agent of the Funds.
Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis. Prior to May 4, 2020, Foresters Investor Services, Inc. provided sub-transfer agency services to each Fund.
Effective October 4, 2019, pursuant to a distribution agreement and distribution plan, each Fund, other than Delaware Government Cash Management Fund, pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. DDLP has contracted to limit Delaware Limited Duration Bond Fund Class A shares’ 12b-1 fees to no more than 0.15% of average daily net assets from October 4, 2019 through September 30, 2020.* This waiver may be terminated only by agreement of DDLP and the Fund. The fees are calculated daily and paid monthly. From October 1, 2019 through October 4, 2019, each Fund, other than Delaware Government Cash Management Fund, was authorized to pay Foresters Financial Services, Inc. a fee up to 0.30% (and for certain Funds, up to 0.25%), of the average daily net assets of the Class A shares, on an annual basis, payable monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.
As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.”

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
For the period October 4, 2019 through September 30, 2020, each Fund was charged for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees as follows:
Fund	Fees
Delaware Equity Income Fund	$10,130
Delaware Growth and Income Fund	32,990
Delaware Growth Equity Fund	16,918
Delaware Opportunity Fund	19,822
Delaware Special Situations Fund	9,971
Delaware Global Equity Fund	8,940
Delaware International Fund	9,523
Delaware Floating Rate II Fund	2,064
Delaware Fund for Income	11,782
Delaware Government Cash Management Fund	12,633
Delaware International Opportunities Bond Fund	1,635
Delaware Investment Grade Fund	8,510
Delaware Limited Duration Bond Fund	5,695
Delaware Strategic Income II Fund	7,447
Delaware Covered Call Strategy Fund	5,652
Delaware Hedged U.S. Equity Opportunities Fund	2,425
Delaware Premium Income Fund	2,535
Delaware Total Return Fund	24,993
For the year ended September 30, 2020, DDLP earned commissions on sales of Class A shares for each Fund as follows:
Fund	Commissions
Delaware Equity Income Fund	$36,113
Delaware Growth and Income Fund	156,339
Delaware Growth Equity Fund	92,214
Delaware Opportunity Fund	119,213
Delaware Special Situations Fund	66,552
Delaware Global Equity Fund	29,563
Delaware International Fund	31,586
Delaware Floating Rate II Fund	982
Delaware Fund for Income	13,963
Delaware Government Cash Management Fund	—
Delaware International Opportunities Bond Fund	1,830
Delaware Investment Grade Fund	12,863
Delaware Limited Duration Bond Fund	4,567
Delaware Strategic Income II Fund	8,489
Delaware Covered Call Strategy Fund	28,765
Delaware Hedged U.S. Equity Opportunities Fund	12,942
Delaware Premium Income Fund	5,217
Delaware Total Return Fund	101,819

For the year ended September 30, 2020, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:
Fund	Class A
Delaware Equity Income Fund	$2,690
Delaware Growth and Income Fund	3,392
Delaware Growth Equity Fund	5,721
Delaware Opportunity Fund	2,316
Delaware Special Situations Fund	1,776
Delaware Global Equity Fund	833
Delaware International Fund	1,701
Delaware Floating Rate II Fund	101
Delaware Fund for Income	1,550
Delaware Government Cash Management Fund	4,680
Delaware International Opportunities Bond Fund	19
Delaware Investment Grade Fund	1,473
Delaware Limited Duration Bond Fund	40
Delaware Strategic Income II Fund	601
Delaware Covered Call Strategy Fund	1,175
Delaware Hedged U.S. Equity Opportunities Fund	3,786
Delaware Premium Income Fund	3,277
Delaware Total Return Fund	3,875
Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.
In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
Cross trades for the year ended September 30, 2020, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended September 30, 2020, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, as follows:
	Purchases	Sales	Net realized gain (loss)
Delaware Fund for Income	$3,211,905	$—	$—
Delaware Total Return Fund	7,144,171	2,100,130	—
The sales did not result in any realized gain or loss.

*The aggregate contractual waiver period covering this report is from October 4, 2019 through October 31, 2021.

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment of FIMCO. Affiliated investments of the Fund and the corresponding investment activity for the year ended September 30, 2020, were as follows:
	Value, beginning of period	Purchases	Sales Proceeds	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares
Delaware Strategic Income II Fund
Affiliated Mutual Fund—0.0%
Delaware Fund for Income	$34,934,908	$—	$34,792,896	$(2,682,901)	$2,540,890	$—	—
Delaware International Opportunities Bond Fund	13,772,958	—	13,725,844	(1,109,285)	1,062,171	—	—
Delaware Investment Grade Fund	21,792,074	—	21,901,472	60,320	49,078	—	—
Delaware Limited Duration Bond Fund	47,365,275	—	47,466,591	(826,656)	927,972	—	—
Delaware Tax-Exempt Opportunities Fund	6,888,970	—	6,917,777	(12,346)	41,152	—	—
Total	$124,754,185	$—	$124,804,580	$(4,570,868)	$4,621,263	$—
3. Investments
For the year ended September 30, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Equity Income Fund	$421,359,004	$—	$529,630,113	$—
Delaware Growth and Income Fund	1,350,991,661	—	1,646,965,171	—
Delaware Growth Equity Fund	225,526,821	—	405,770,939	—
Delaware Opportunity Fund	864,302,061	—	1,041,788,546	—
Delaware Special Situations Fund	472,512,737	—	579,354,505	—
Delaware Global Equity Fund	418,537,194	—	540,151,505	—
Delaware International Fund	446,176,928	—	545,697,575	—
Delaware Floating Rate II Fund	132,563,571	—	174,929,172	—
Delaware Fund for Income	699,606,921	—	813,580,959	—
Delaware Government Cash Management Fund	—	—	1,005,000	—
Delaware International Opportunities Bond Fund	101,119,480	69,829,604	171,827,120	68,976,126
Delaware Investment Grade Fund	675,121,202	61,838,805	803,052,659	65,599,466
Delaware Limited Duration Bond Fund	143,581,956	179,597,125	271,157,688	187,536,313
Delaware Strategic Income II Fund	187,822,866	85,508,443	216,834,395	95,240,881
Delaware Covered Call Strategy Fund	106,683,387	—	232,803,149	—
Delaware Hedged U.S. Equity Opportunities Fund	91,745,289	—	141,565,108	—
Delaware Premium Income Fund	35,645,055	—	103,523,202	—
Delaware Total Return Fund	916,200,987	34,665,367	987,310,711	132,080,878

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At September 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes were as follows:
Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Equity Income Fund	$310,488,508	$30,797,833	$(35,541,890)	$(4,744,057)
Delaware Growth and Income Fund	1,040,551,775	103,277,029	(117,526,755)	(14,249,726)
Delaware Growth Equity Fund	408,449,733	202,010,602	(11,406,380)	190,604,222
Delaware Opportunity Fund	637,699,320	57,965,081	(95,520,318)	(37,555,237)
Delaware Special Situations Fund	336,125,414	17,355,873	(73,471,851)	(56,115,978)
Delaware Global Equity Fund	281,383,722	34,935,274	(27,325,605)	7,609,669
Delaware International Fund	292,450,263	36,832,535	(39,438,635)	(2,606,100)
Delaware Floating Rate II Fund	59,799,528	941,739	(654,621)	287,118
Delaware Fund for Income	414,145,733	11,106,961	(5,200,822)	5,906,139
Delaware Government Cash Management Fund	121,386,944	—	—	—
Delaware International Opportunities Bond Fund	33,234,008	2,034,890	(351,474)	1,683,416
Delaware Investment Grade Fund	260,695,735	8,944,953	(2,421,788)	6,523,165
Delaware Limited Duration Bond Fund	176,181,949	3,038,148	(490,998)	2,547,150
Delaware Strategic Income II Fund	99,678,223	2,451,472	(1,603,801)	847,671
Delaware Covered Call Strategy Fund	118,319,342	48,464,643	(6,794,980)	41,669,663
Delaware Hedged U.S. Equity Opportunities Fund	65,582,296	11,582,824	(3,144,528)	8,438,296
Delaware Premium Income Fund	66,974,489	6,143,951	(9,814,397)	(3,670,446)
Delaware Total Return Fund	552,403,958	37,968,924	(37,831,729)	137,195
US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including each Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
3. Investments  (continued)
comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
Delaware Equity Income Fund
Level 1
Securities
Assets:
Common Stock	$302,614,607
Short-Term Investments	3,129,844
Total Value of Securities	$305,744,451
Delaware Growth and Income Fund
Level 1
Securities
Assets:
Common Stock	$1,017,063,608
Short-Term Investments	9,238,441
Total Value of Securities	$1,026,302,049
Delaware Growth Equity Fund
Level 1
Securities
Assets:
Common Stock	$591,073,048
Short-Term Investments	7,980,907
Total Value of Securities	$599,053,955
Delaware Opportunity Fund
Level 1
Securities
Assets:
Common Stock	$597,290,909
Short-Term Investments	2,853,174
Total Value of Securities	$600,144,083

Delaware Special Situations Fund
Level 1
Securities
Assets:
Common Stock	$277,996,678
Short-Term Investments	2,012,758
Total Value of Securities	$280,009,436
	Delaware Global Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Denmark	$—	$13,317,190	$13,317,190
France	—	43,898,443	43,898,443
Germany	—	19,374,550	19,374,550
Ireland	—	3,040,754	3,040,754
Japan	—	36,745,134	36,745,134
Netherlands	—	13,664,337	13,664,337
Sweden	—	14,178,942	14,178,942
Switzerland	—	33,957,909	33,957,909
United Kingdom	—	22,185,574	22,185,574
United States	88,342,429	—	88,342,429
Exchange-Traded Fund	289,191	—	289,191
Total Value of Securities	$88,631,620	$200,362,833	$288,994,453

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,062)	$(1,062)
1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Delaware International Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$—	$286,698,926	$286,698,926
Exchange-Traded Funds	3,146,239	—	3,146,239
Total Value of Securities	$3,146,239	$286,698,926	$289,845,165

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,002)	$(1,002)
[1]Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
3. Investments  (continued)
	Delaware Floating Rate II Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$181,081	$181,081
Corporate Bonds	—	3,421,858	3,421,858
Loan Agreements	—	56,017,288	56,017,288
Short-Term Investments	466,419	—	466,419
Total Value of Securities	$466,419	$59,620,227	$60,086,646
	Delaware Fund for Income
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$551,049	$551,049
Corporate Bonds	—	374,287,783	374,287,783
Loan Agreements	—	34,856,595	34,856,595
Short-Term Investments	10,356,445	—	10,356,445
Total Value of Securities	$10,356,445	$409,695,427	$420,051,872
Delaware Government Cash Management Fund
Level 2
Short-Term Investments	$121,386,944
Total Value of Securities	$121,386,944
	Delaware International Opportunities Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Corporate Bonds	$—	$3,100,661	$3,100,661
Regional Bonds	—	4,468,771	4,468,771
Sovereign Bonds	—	24,637,564	24,637,564
Supranational Banks	—	2,498,725	2,498,725
US Treasury Obligation	—	100,117	100,117
Short-Term Investments	91,377	—	91,377
Total Value of Securities	$91,377	$34,805,838	$34,897,215

Derivatives[1]
Assets:
Futures Contracts	$8,265	$—	$8,265
Foreign Currency Exchange Contracts	—	36,883	36,883
Liabilities:
Foreign Currency Exchange Contracts	$—	$(17,268)	$(17,268)

	Delaware International Opportunities Bond Fund
	Level 1	Level 2	Total
Futures Contracts	(7,671)	—	(7,671)
[1] Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Delaware Investment Grade Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bonds	$—	$2,113,214	$2,113,214
Corporate Bonds	—	259,459,706	259,459,706
Loan Agreements	—	788,858	788,858
Preferred Stock	—	1,872,826	1,872,826
Short-Term Investments	2,968,969	—	2,968,969
Total Value of Securities	$2,968,969	$264,234,604	$267,203,573

Derivatives[1]
Assets:
Futures Contracts	$15,327	$—	$15,327
[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Delaware Limited Duration Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Commercial Mortgage-Backed Security	$—	$3,161,785	$3,161,785
Agency Mortgage-Backed Securities	—	20,160,406	20,160,406
Collateralized Debt Obligations	—	3,695,858	3,695,858
Corporate Bonds	—	79,030,889	79,030,889
Non-Agency Asset-Backed Securities	—	36,649,650	36,649,650
US Treasury Obligations	—	35,177,988	35,177,988
Short-Term Investments	852,523	—	852,523
Total Value of Securities	$852,523	$177,876,576	$178,729,099
	Delaware Strategic Income II Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$8,896,286	$—	$8,896,286
Agency Commercial Mortgage-Backed Security	—	1,040,039	—	1,040,039
Collateralized Debt Obligations	—	2,083,255	—	2,083,255
Convertible Bonds	—	1,706,768	—	1,706,768
Corporate Bonds[1]	—	55,235,619	40,000	55,275,619
Loan Agreements	—	4,519,258	—	4,519,258

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
3. Investments  (continued)
	Delaware Strategic Income II Fund
	Level 1	Level 2	Level 3	Total
Non-Agency Collateralized Mortgage Obligations	$—	$11,181,574	$—	$11,181,574
Non-Agency Commercial Mortgage-Backed Securities	—	5,614,262	—	5,614,262
Preferred Stock	—	319,511	—	319,511
Sovereign Bonds	—	5,633,241	—	5,633,241
Supranational Bank	—	636,012	—	636,012
Short-Term Investments	3,610,668	—	—	3,610,668
Total Value of Securities	$3,610,668	$96,865,825	$40,000	$100,516,493

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$13,058	$—	$13,058
Liabilities:
Futures Contracts	(3,657)	—	—	(3,657)
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Corporate Bonds	—	99.93%	0.07%	100.00%
[2] Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
Delaware Covered Call Strategy Fund
Level 1
Securities
Assets:
Common Stock	$162,947,236
Short-Term Investments	2,541,634
Total Value of Securities Before Options Written	$165,488,870
Liabilities:
Options Written	$(5,499,865)
	Delaware Hedged U.S. Equity Opportunities Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Communication Services	$4,753,090	$—	$4,753,090
Consumer Discretionary	10,918,992	262,220	11,181,212
Consumer Staples	5,162,631	661,144	5,823,775
Energy	357,842	—	357,842

	Delaware Hedged U.S. Equity Opportunities Fund
	Level 1	Level 2	Total
Financials	$7,118,236	$—	$7,118,236
Healthcare	11,493,077	—	11,493,077
Industrials	9,150,156	126,805	9,276,961
Information Technology	15,398,488	126,427	15,524,915
Materials	2,313,673	64,339	2,378,012
Real Estate	2,601,689	—	2,601,689
Utilities	1,235,713	—	1,235,713
Exchange-Traded Fund	40,342	—	40,342
Short-Term Investments	1,742,460	—	1,742,460
Options Purchased	—	880,860	880,860
Total Value of Securities Before Written Options	$72,286,389	$2,121,795	$74,408,184
Liabilities:
Options Written	$(430,400)	$—	$(430,400)

Derivatives[1]
Assets:
Futures Contracts	$51,564	$—	$51,564
Foreign Currency Exchange Contracts	—	44,802	44,802
Liabilities:
Foreign Currency Exchange Contracts	$—	$(43)	$(43)
Futures Contracts	(53,515)	—	(53,515)
[1] Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
Delaware Premium Income Fund
Level 1
Securities
Assets:
Common Stock	$75,420,073
Short-Term Investments	137,377
Total Value of Securities Before Options Written	$75,557,450
Liabilities:
Options Written	$(12,253,407)
	Delaware Total Return Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$3,279,429	$—	$3,279,429
Collateralized Debt Obligations	—	994,730	—	994,730
Common Stock
Communication Services	28,612,648	2,431,490	—	31,044,138
Consumer Discretionary	14,401,452	3,417,653	—	17,819,105

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
3. Investments  (continued)
	Delaware Total Return Fund
	Level 1	Level 2	Level 3	Total
Consumer Staples	$22,135,497	$8,641,511	$—	$30,777,008
Energy	5,900,297	—	—	5,900,297
Financials	34,700,675	—	—	34,700,675
Healthcare	42,574,338	4,768,461	—	47,342,799
Industrials	20,203,489	3,118,331	—	23,321,820
Information Technology	41,590,784	—	—	41,590,784
Materials	7,129,180	1,589,853	—	8,719,033
REIT Diversified	847,595	—	—	847,595
REIT Healthcare	2,692,025	417,605	—	3,109,630
REIT Hotel	2,003,456	—	—	2,003,456
REIT Industrial	3,465,239	—	—	3,465,239
REIT Information Technology	4,796,187	—	—	4,796,187
REIT Mall	1,159,583	—	—	1,159,583
REIT Manufactured Housing	1,748,838	—	—	1,748,838
REIT Multifamily	11,306,064	417,311	—	11,723,375
REIT Office	3,462,595	—	—	3,462,595
REIT Self-Storage	1,609,377	—	—	1,609,377
REIT Shopping Center	916,938	—	—	916,938
REIT Single Tenant	786,374	—	—	786,374
REIT Specialty	928,654	—	—	928,654
Utilities	6,492,268	—	—	6,492,268
Convertible Bonds	—	53,074,252	—	53,074,252
Convertible Preferred Stock[1]	10,126,320	7,375,439	—	17,501,759
Corporate Bonds	—	88,233,307	—	88,233,307
Exchange-Traded Funds	46,282,568	—	—	46,282,568
Limited Liability Corporation	—	—	6,840,000	6,840,000
Loan Agreements	—	760,395	—	760,395
Municipal Bonds	—	28,066,177	—	28,066,177
Non-Agency Commercial Mortgage-Backed Securities	—	3,250,714	—	3,250,714
Preferred Stock	—	817,246	—	817,246
Sovereign Bonds	—	8,046,805	—	8,046,805
Supranational Banks	—	736,110	—	736,110
US Treasury Obligations	—	3,001,162	—	3,001,162
Short-Term Investments[1]	6,705,360	700,000	—	7,405,360
Total Value of Securities	$322,577,801	$223,137,981	$6,840,000	$552,555,782

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$1,624	$—	$1,624
Liabilities:
Foreign Currency Exchange Contracts	$—	$(6,561)	$—	$(6,561)

	Delaware Total Return Fund
	Level 1	Level 2	Level 3	Total
Futures Contracts	(2,979)	—	—	(2,979)
Swap Contracts	$—	$(6,713)	$—	$(6,713)
[1]Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	57.86%	42.14%	—	100.00%
Short-Term Investments	90.55%	9.45%	—	100.00%
2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
Limited Liability Corporation
Balance as of 9/30/19	$—
Net change in unrealized appreciation (depreciation)	(270,000)
Purchases	7,200,000
Distributions	(90,000)
Balance as of 9/30/20	$6,840,000
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 9/30/20	$(270,000)
Securities valued at zero on the “Schedules of investments” are considered to be Level 3 investments in these tables.
As a result of utilizing international fair value pricing at September 30, 2020, a majority of Delaware Global Equity Fund and Delaware International Fund’s common stock investments were categorized as Level 2.
During the year ended September 30, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Funds’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Funds’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to that Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year except for Delaware Total Return Fund. There were no Level 3 investments during the year ended September 30, 2020 for Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Global Equity Fund, Delaware International Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Government Cash Management Fund, Delaware International Opportunities Bond Fund, Delaware Strategic Income II Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund and Delaware Premium Income Fund.
When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
3. Investments  (continued)
receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.
A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for Delaware Total Return Fund are as follows:
Assets	Value	Valuation Techniques	Unobservable Inputs
Limited Liability Corporation	$6,840,000	Cost method	Fair value cost adjusted for liquidity

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended September 30, 2020 and 2019 were as follows:
	Ordinary income	Long-term capital gains	Return of capital	Total
Year ended September 30, 2020:
Delaware Equity Income Fund	$10,489,987	$123,030,001	$—	$133,519,988
Delaware Growth and Income Fund	57,572,252	438,795,186	—	496,367,438
Delaware Growth Equity Fund	1,620,611	64,606,404	—	66,227,015
Delaware Opportunity Fund	27,128,425	235,527,764	—	262,656,189
Delaware Special Situations Fund	1,384,892	61,083,718	—	62,468,610
Delaware Global Equity Fund	16,870,014	34,692,705	—	51,562,719
Delaware International Fund	25,489,048	65,346,510	—	90,835,558
Delaware Floating Rate II Fund	3,315,038	—	—	3,315,038
Delaware Fund for Income	22,286,388	—	—	22,286,388
Delaware Government Cash Management Fund	929,890	4	—	929,894
Delaware International Opportunities Bond Fund	1,227,091	—	—	1,227,091
Delaware Investment Grade Fund	18,275,287	1,485,433	—	19,760,720
Delaware Limited Duration Bond Fund	4,782,589	—	—	4,782,589
Delaware Strategic Income II Fund	3,988,889	—	—	3,988,889
Delaware Covered Call Strategy Fund	2,521,043	—	—	2,521,043
Delaware Hedged U.S. Equity Opportunities Fund	6,319,232	9,275,960	—	15,595,192
Delaware Premium Income Fund	2,476,042	1,130,214	—	3,606,256
Delaware Total Return Fund	35,326,624	122,193,959	251,112	157,771,695
Year ended September 30, 2019:
Delaware Equity Income Fund	14,534,135	63,672,704	—	78,206,839
Delaware Growth and Income Fund	27,212,978	288,031,290	—	315,244,268
Delaware Growth Equity Fund	139,861	36,242,180	—	36,382,041
Delaware Opportunity Fund	11,273,772	93,509,315	—	104,783,087
Delaware Special Situations Fund	7,966,976	79,456,117	—	87,423,093
Delaware Global Equity Fund	2,520,015	68,121,835	—	70,641,850
Delaware International Fund	805,814	24,167,313	—	24,973,127
Delaware Floating Rate II Fund	8,275,922	—	—	8,275,922
Delaware Fund for Income	31,278,634	—	—	31,278,634
Delaware Government Cash Management Fund	2,943,310	—	—	2,943,310
Delaware International Opportunities Bond Fund	2,748,448	—	—	2,748,448
Delaware Investment Grade Fund	19,183,394	—	—	19,183,394
Delaware Limited Duration Bond Fund	9,792,168	—	—	9,792,168
Delaware Strategic Income II Fund	4,822,991	—	—	4,822,991
Delaware Covered Call Strategy Fund	3,653,544	—	—	3,653,544
Delaware Hedged U.S. Equity Opportunities Fund	2,127,641	898,411	—	3,026,052
Delaware Premium Income Fund	4,196,161	—	—	4,196,161
Delaware Total Return Fund	15,493,514	68,019,438	—	83,512,952

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
5. Components of Net Assets on a Tax Basis
As of September 30, 2020, the components of net assets on a tax basis were as follows:
	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Growth Equity Fund
Shares of beneficial interest	$301,486,538	$1,020,993,496	$360,810,728
Undistributed ordinary income	—	393,459	—
Undistributed long-term capital gains	20,349,367	55,932,508	47,295,543
Qualified late year loss deferrals	(10,570,192)	(32,475,800)	(876,519)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(4,744,057)	(14,249,726)	190,604,222
Net assets	$306,521,656	$1,030,593,937	$597,833,974
	Delaware Opportunity Fund	Delaware Special Situations Fund	Delaware Global Equity Fund
Shares of beneficial interest	$655,477,025	$349,513,179	$271,969,683
Undistributed ordinary income	2,550,376	2,586,224	7,469,634
Undistributed long-term capital gains	—	—	2,831,382
Qualified late year loss deferrals	(17,410,331)	(16,164,438)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(37,555,237)	(56,115,978)	7,609,669
Net assets	$603,061,833	$279,818,987	$289,880,368
	Delaware International Fund	Delaware Floating Rate II Fund	Delaware Fund for Income
Shares of beneficial interest	$290,200,483	$67,964,513	$473,346,059
Undistributed ordinary income	—	287,261	379,164
Undistributed long-term capital gains	2,937,596	—	—
Qualified late year loss deferrals	(172,071)	—	—
Distributions payable	—	(3,064)	(159,748)
Capital loss carryforwards	—	(9,347,844)	(56,449,494)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(2,606,100)	287,118	5,906,139
Net assets	$290,359,908	$59,187,984	$423,022,120
	Delaware Government Cash Management Fund	Delaware International Opportunities Bond Fund	Delaware Investment Grade Fund
Shares of beneficial interest	$124,152,202	$43,680,555	$253,974,002
Undistributed ordinary income	77	—	7,466,327
Undistributed long-term capital gains	—	—	—
Qualified late year loss deferrals	—	(32,914)	(931,499)
Distributions payable	(73)	(8,093)	(22,607)
Capital loss carryforwards	—	(10,043,349)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	—	1,683,416	6,523,165
Net assets	$124,152,206	$35,279,615	$267,009,388

	Delaware Limited Duration Bond Fund	Delaware Strategic Income II Fund	Delaware Covered Call Strategy Fund
Shares of beneficial interest	$208,775,511	$107,311,164	$147,657,165
Undistributed ordinary income	38,890	12,464	148,844
Undistributed long-term capital gains	—	—	—
Qualified late year loss deferrals	—	—	—
Distributions payable	(8,205)	(6,801)	—
Capital loss carryforwards	(32,795,232)*	(8,837,333)	(29,786,984)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	2,547,150	847,671	41,669,663
Net assets	$178,558,114	$99,327,165	$159,688,688
	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Shares of beneficial interest	$51,017,702	$74,591,513	$552,321,190
Undistributed ordinary income	3,948,756	143,995	—
Undistributed long-term capital gains	11,518,687	—	—
Qualified late year loss deferrals	—	—	(907,076)
Distributions payable	—	—	—
Capital loss carryforwards	—	(6,789,840)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	8,438,296	(3,670,446)	137,195
Net assets	$74,923,441	$64,275,222	$551,551,309
*	Includes $26,188,273 of long term capital losses acquired from the Fund’s merger with the First Investors Government Fund on September 21, 2018. Per the IRS, use of these losses is limited to $4,374,271 per year.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, trust preferred securities, partnership interest and deemed dividend income.
Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from
January 1, 2020 through September 30, 2020 and November 1, 2019 through September 30, 2020, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2020, the Funds recorded the following reclassifications:
	Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Growth Equity Fund
Paid-in capital	$(50,141)	$—	$(128,226)
Total distributable earnings (loss)	50,141	—	128,226
	Delaware Opportunity Fund	Delaware Special Situations Fund	Delaware Global Equity Fund
Paid-in capital	$(1)	$(107,035)	$—
Total distributable earnings (loss)	1	107,035	—

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
5. Components of Net Assets on a Tax Basis (continued)
	Delaware International Fund	Delaware Floating Rate II Fund	Delaware Fund for Income
Paid-in capital	$—	$—	$—
Total distributable earnings (loss)	—	—	—
	Delaware Government Cash Management Fund	Delaware International Opportunities Bond Fund	Delaware Investment Grade Fund
Paid-in capital	$—	$(15,905,512)	$—
Total distributable earnings (loss)	—	15,905,512	—
	Delaware Limited Duration Bond Fund	Delaware Strategic Income II Fund	Delaware Covered Call Strategy Fund
Paid-in capital	$—	$—	$—
Total distributable earnings (loss)	—	—	—
	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
Paid-in capital	$6	$(2)	$(1)
Total distributable earnings (loss)	(6)	2	1
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At
September 30, 2020, the Funds utilized the following capital loss carryforwards:

Delaware Global Equity Fund	$5,175,460
Delaware Investment Grade Fund	5,860,069
Delaware Limited Duration Bond Fund	1,644,408

At September 30, 2020, capital loss carryforwards available to offset future realized capital gains are as follows:
	Loss carryforward character
	Short-term	Long-term	Total
Delaware Floating Rate II Fund	$ 3,631,838	$ 5,716,006	$ 9,347,844
Delaware Fund for Income	13,946,777	42,502,717	56,449,494
Delaware International Opportunities Bond Fund	1,788,878	8,254,471	10,043,349
Delaware Limited Duration Bond Fund	—	32,795,232	32,795,232
Delaware Strategic Income II Fund	1,251,469	7,585,864	8,837,333
Delaware Covered Call Strategy Fund	29,786,984	—	29,786,984
Delaware Premium Income Fund	—	6,789,840	6,789,840
6. Capital Shares
Transactions in capital shares were as follows:
	Delaware Equity Income Fund		Delaware Growth and Income Fund		Delaware Growth Equity Fund
	Year ended		Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19
Shares sold:
Class A	2,992,548	4,318,513	4,254,765	5,299,151	3,435,618	7,533,890
Class B1	—	9,779	—	16,927	—	17,259
Institutional Class[2]	133,502	1,007,631	217,768	4,759,495	2,384,153	9,508,471
Class R6[3]	20,663	170,775	24,186	35,949	89,882	95,065

Shares issued upon reinvestment of dividends and distributions:
Class A	18,307,597	7,811,540	35,494,393	16,609,882	4,229,857	2,467,703
Class B1	—	34,733	—	131,250	—	17,170
Institutional Class[2]	43,326	1,129,571	202,939	1,493,783	1,150,149	826,513
Class R6[3]	54,036	33,369	137,914	97,916	32,832	27,950
	21,551,672	14,515,911	40,331,965	28,444,353	11,322,491	20,494,021

Shares redeemed:
Class A	(20,820,065)	(12,957,709)	(27,778,176)	(15,851,008)	(15,057,768)	(9,937,934)
Class B1	—	(281,000)	—	(679,786)	—	(301,167)
Institutional Class[2]	(212,950)	(9,157,830)	(1,168,583)	(10,952,002)	(6,455,203)	(12,767,501)
Class R6[3]	(111,573)	(283,093)	(217,274)	(304,391)	(195,369)	(359,535)
	(21,144,588)	(22,679,632)	(29,164,033)	(27,787,187)	(21,708,340)	(23,366,137)
Net increase (decrease)	407,084	(8,163,721)	11,167,932	657,166	(10,385,849)	(2,872,116)

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
6. Capital Shares (continued)
	Delaware Opportunity Fund		Delaware Special Situations Fund		Delaware Global Equity Fund
	Year ended		Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19
Shares sold:
Class A	1,669,138	2,344,495	1,293,804	2,227,577	1,923,851	3,761,672
Class B1	—	7,413	—	5,576	—	13,695
Institutional Class[2]	56,774	691,255	33,536	1,032,850	625,902	15,755,958
Class R6[3]	11,619	17,522	12,086	25,687	25,591	46,725

Shares issued upon reinvestment of dividends and distributions:
Class A	9,042,987	2,871,812	2,586,471	3,073,060	7,061,434	6,812,821
Class B1	—	29,959	—	25,368	—	69,696
Institutional Class[2]	46,419	428,350	31,777	735,406	546,442	3,965,640
Class R6[3]	21,109	13,787	21,329	43,308	40,587	61,926
	10,848,046	6,404,593	3,979,003	7,168,832	10,223,807	30,488,133

Shares redeemed:
Class A	(9,158,482)	(5,017,572)	(6,858,417)	(4,110,417)	(14,277,425)	(9,301,139)
Class B1	—	(230,205)	—	(139,106)	—	(422,809)
Institutional Class[2]	(267,463)	(4,336,855)	(453,465)	(5,548,821)	(8,362,693)	(35,292,779)
Class R6[3]	(50,306)	(106,041)	(94,115)	(206,063)	(126,778)	(345,679)
	(9,476,251)	(9,690,673)	(7,405,997)	(10,004,407)	(22,766,896)	(45,362,406)
Net increase (decrease)	1,371,795	(3,286,080)	(3,426,994)	(2,835,575)	(12,543,089)	(14,874,273)

	Delaware International Fund		Delaware Floating Rate II Fund		Delaware Fund for Income
	Year ended		Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19
Shares sold:
Class A	1,131,315	2,053,028	463,052	2,065,800	6,868,436	13,476,860
Class B1	—	2,681	—	—	—	44,612
Institutional Class[2]	1,712,839	8,826,954	752,980	5,835,139	16,670,935	18,487,987
Class R6[3]	6,039	22,233	4,088	334,873	216,507	7,440,769

Shares issued upon reinvestment of dividends and distributions:
Class A	3,838,262	1,218,911	210,379	274,136	7,481,579	9,418,798
Class B1	—	6,043	—	—	—	17,139
Institutional Class[2]	3,088,953	648,458	134,116	450,372	750,973	1,141,753
Class R6[3]	20,038	13,729	902	3,167	31,509	69,202
	9,797,446	12,792,037	1,565,517	8,963,487	32,019,939	50,097,120

Shares redeemed:
Class A	(6,479,613)	(3,907,855)	(3,310,795)	(2,704,754)	(55,446,953)	(42,476,056)
Class B1	—	(92,547)	—	—	—	(792,185)
Institutional Class[2]	(8,393,338)	(5,518,155)	(2,807,003)	(16,951,823)	(7,191,422)	(40,822,238)
Class R6[3]	(60,827)	(168,329)	(53,049)	(3,582,801)	(14,710,234)	(6,284,488)
	(14,933,778)	(9,686,886)	(6,170,847)	(23,239,378)	(77,348,609)	(90,374,967)
Net increase (decrease)	(5,136,332)	3,105,151	(4,605,330)	(14,275,891)	(45,328,670)	(40,277,847)

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
6. Capital Shares (continued)
	Delaware Government Cash Management Fund		Delaware International Opportunities Bond Fund		Delaware Investment Grade Fund
	Year ended		Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19
Shares sold:
Class A	289,874,456	243,937,757	227,387	485,499	1,978,035	3,829,184
Class B1	—	119,589	—	—	—	11,272
Institutional Class[2]	—	—	625,993	4,176,296	1,175,153	4,017,946
Class R6[3]	10,011	—	3,413	1,130,170	19,516	430,263

Shares issued upon reinvestment of dividends and distributions:
Class A	877,365	2,848,143	92,826	105,950	1,941,424	1,301,394
Class B1	—	1,039	—	—	—	2,845
Institutional Class[2]	—	—	46,130	188,480	23,631	562,605
Class R6[3]	44	18	255	948	7,724	5,680
	290,761,876	246,906,546	996,004	6,087,343	5,145,483	10,161,189

Shares redeemed:
Class A	(335,504,289)	(231,576,163)	(2,176,651)	(1,748,393)	(14,224,983)	(12,223,963)
Class B1	—	(222,047)	—	—	—	(175,762)
Institutional Class[2]	—	—	(5,532,684)	(8,430,675)	(2,177,865)	(22,966,280)
Class R6[3]	(11,083)	—	(1,594,152)	(641,884)	(2,269,498)	(724,416)
	(335,515,372)	(231,798,210)	(9,303,487)	(10,820,952)	(18,672,346)	(36,090,421)
Net increase (decrease)	(44,753,496)	15,108,336	(8,307,483)	(4,733,609)	(13,526,863)	(25,929,232)

	Delaware Limited Duration Bond Fund		Delaware Strategic Income II Fund		Delaware Covered Call Strategy Fund
	Year ended		Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19
Shares sold:
Class A	2,935,741	4,079,233	1,231,284	2,087,007	1,596,672	3,985,940
Class B1	—	—	—	—	—	—
Institutional Class[2]	517,035	19,055,875	22,515	49,781	670,475	4,880,542
Class R6[3]	5,310	3,860,217	—	—	6,854	28,045

Shares issued upon reinvestment of dividends and distributions:
Class A	435,451	682,501	415,462	498,900	174,427	218,650
Class B1	—	—	—	—	—	—
Institutional Class[2]	51,287	222,074	1,757	2,842	60,139	99,537
Class R6[3]	1,227	2,338	—	—	1,130	3,036
	3,946,051	27,902,238	1,671,018	2,638,530	2,509,697	9,215,750

Shares redeemed:
Class A	(9,114,188)	(8,074,919)	(5,872,020)	(4,409,875)	(8,645,575)	(6,306,714)
Class B1	—	—	—	—	—	—
Institutional Class[2]	(5,671,832)	(17,117,131)	(52,490)	(74,483)	(2,899,249)	(9,039,296)
Class R6[3]	(5,102,484)	(2,948,547)	—	—	(112,687)	(153,194)
	(19,888,504)	(28,140,597)	(5,924,510)	(4,484,358)	(11,657,511)	(15,499,204)
Net increase (decrease)	(15,942,453)	(238,359)	(4,253,492)	(1,845,828)	(9,147,814)	(6,283,454)

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
6. Capital Shares (continued)
	Delaware Hedged U.S. Equity Opportunities Fund		Delaware Premium Income Fund		Delaware Total Return Fund
	Year ended		Year ended		Year ended
	9/30/20	9/30/19	9/30/20	9/30/19	9/30/20	9/30/19
Shares sold:
Class A	704,041	2,150,509	712,665	3,248,351	2,400,615	3,777,984
Class B1	—	—	—	—	—	20,382
Institutional Class[2]	551,142	13,176,303	1,458,295	7,684,713	66,974	36,742
Class R6[3]	6,543	21,405	5,166	2,832	9,344	18,636

Shares issued upon reinvestment of dividends and distributions:
Class A	1,008,606	119,206	171,054	199,417	9,940,920	4,657,392
Class B1	—	—	—	—	—	28,672
Institutional Class[2]	402,426	164,038	201,128	199,392	11,210	5,359
Class R6[3]	4,534	896	634	2,970	23,123	181,206
	2,677,292	15,632,357	2,548,942	11,337,675	12,452,186	8,726,373

Shares redeemed:
Class A	(3,257,788)	(1,540,989)	(3,518,739)	(1,512,611)	(16,153,621)	(10,344,862)
Class B1	—	—	—	—	—	(353,408)
Institutional Class[2]	(2,890,833)	(17,694,623)	(4,842,640)	(4,532,696)	(85,982)	(30,566)
Class R6[3]	(30,593)	(42,838)	(3,956)	(382,162)	(83,015)	(1,792,261)
	(6,179,214)	(19,278,450)	(8,365,335)	(6,427,469)	(16,322,618)	(12,521,097)
Net increase (decrease)	(3,501,922)	(3,646,093)	(5,816,393)	4,910,206	(3,870,432)	(3,794,724)
1	All Class B shares were converted into Class A shares on June 14, 2019.
2	On October 4, 2019, Advisor Class shares were reorganized into Institutional Class shares.
3	On October 4, 2019, Institutional Class shares were reorganized into Class R6 shares.
All Class B shares converted into Class A shares on June 14, 2019. These transactions are included as subscriptions and redemptions in the tables on the previous pages and the “Statements of changes in net assets.” The share transactions associated with the conversion are as follows:
	Year ended 9/30/2019
	Class B Shares	Class A Shares	Value
Delaware Equity Income Fund	231,179	225,289	$2,122,225
Delaware Growth and Income Fund	542,744	492,479	9,465,453
Delaware Growth Equity Fund	232,779	188,891	2,274,251
Delaware Opportunity Fund	185,936	136,323	4,981,232
Delaware Special Situations Fund	114,318	79,647	1,961,695
Delaware Global Equity Fund	350,438	256,571	1,867,835
Delaware International Fund	74,800	68,624	1,047,200
Delaware Fund for Income	614,684	614,684	1,493,683
Delaware Government Cash Management Fund	139,584	139,584	139,584
Delaware Investment Grade Fund	147,125	146,512	1,406,515
Delaware Total Return Fund	285,193	279,964	5,190,520

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the “Statements of changes in net assets.” For the year ended
September 30, 2020, each Fund had the following exchange transactions:
	Exchange Redemptions	Exchange Subscriptions
	Class A Shares	Institutional Class Shares	Value
Delaware Equity Income Fund
Year ended
9/30/20	12,523	12,426	$80,751
Delaware Growth and Income Fund
Year ended
9/30/20	504	502	6,167
Delaware Opportunity Fund
Year ended
9/30/20	1,511	1,443	36,216
Delaware Special Situations Fund
Year ended
9/30/20	363	354	6,229
Delaware Global Equity Fund
Year ended
9/30/20	462	442	2,855
Delaware Fund for Income
Year ended
9/30/20	8,468	8,517	20,526
Delaware Growth Equity Fund, Delaware International Fund, Delaware Floating Rate II Fund, Delaware Government Cash Management Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund and Delaware Total Return Fund did not have any exchange transactions for the year ended September 30, 2020.
7. Line of Credit
On November 4, 2019, each Fund, along with certain other funds in the Delaware Funds (Participants), is a participant in a $250,000,000 revolving line of credit (Agreement) to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expires on November 2, 2020.
The Funds had no amounts outstanding as of September 30, 2020, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts —  Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
8. Derivatives (continued)
currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover each Fund’s exposure to the counterparty.
During the year ended September 30, 2020, Delaware Global Equity Fund and Delaware International Fund entered into foreign currency exchange contracts and foreign cross currency contracts in order to fix the US dollar value of a security between the trade date and settlement date. Delaware Hedged U.S. Equity Opportunities Bond Fund, Delaware Strategic Income II Fund, Delaware International Opportunities Bond Fund and Delaware Total Return Fund entered into foreign currency exchange contracts and foreign cross currency contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. Delaware Total Return Fund also entered into foreign currency contracts and foreign cross currency contracts to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts —  A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware International Opportunities Bond Fund posted $108,401, Delaware Investment Grade Fund posted $179,025, Delaware Strategic Income II Fund posted $33,134, Delaware Hedged U.S. Equity Opportunities Bond Fund posted $1,166,394 and Delaware Total Return Fund posted $42,460 cash collateral as margin for open futures contracts.
During the year ended September 30, 2020, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Strategic Income II Fund, Delaware Hedged U.S. Equity Opportunities Bond Fund and Delaware Total Return Fund invested in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Delaware Total Return Fund also invested in futures contracts as a cash management tool.
Options Contracts —  During the year ended September 30, 2020, the Funds entered into options contracts in the normal course of pursuing their investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.
During the year ended September 30, 2020, Delaware International Opportunities Bond Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund used options contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions. In addition, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund used options contracts to receive premiums for writing options and to protect the value of portfolio securities.
Swap Contracts —  Delaware Total Return Fund enters into CDS contracts in the normal course of pursuing its investment objective. The Fund entered into CDS contracts in order to hedge against a credit event and to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. In addition, an upfront payment may be made or received by Delaware Total Return Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended September 30, 2020, Delaware Total Return Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended September 30, 2020, the Fund did not enter into any contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.
CDS contracts may involve greater risks than if Delaware Total Return Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.
Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by Delaware Total Return Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Delaware Total Return Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Delaware Total Return Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
8. Derivatives (continued)
Fair values of derivative instruments as of September 30, 2020 were as follows:
	Delaware International Opportunities Bond Fund
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$36,883	$—	$—	$—	$36,883
Variation margin due from HSBC on futures contracts*	—	—	8,265	—	8,265
Total	$36,883	$—	$8,265	$—	$45,148
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(17,268)	—	—	—	$(17,268)
Variation margin due to HSBC on futures contracts*	—	—	(7,671)	—	(7,671)
Total	$(17,268)	$—	$(7,671)	$—	$(24,939)
	Delaware Strategic Income II Fund
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$13,058	$—	$—	$—	$13,058
Total	$13,058	$—	$—	$—	$13,058
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Variation margin due to HSBC on futures contracts*	$—	$—	$(3,657)	$—	$(3,657)
	Delaware Hedged U.S. Equity Opportunities Fund
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$44,802	$—	$—	$—	$44,802
Variation margin due from Morgan Stanley on futures contracts*	—	—	51,564	—	51,564
Total	$44,802	$—	$51,564	$—	$96,366

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(43)	$—	$—	$—	$ (43)
Variation margin due to Morgan Stanley on futures contracts*	—	—	(53,515)	—	(53,515)
Total	$(43)	$—	$(53,515)	—	$(53,558)
	Delaware Total Return Fund
	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$1,624	$—	$—	$—	$1,624
Total	$1,624	$—	$—	$—	$1,624
	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(6,561)	$—	$—	$—	$(6,561)
Variation margin due to HSBC on futures contracts*	—	—	(2,979)	—	(2,979)
Unrealized depreciation on credit default swap contracts	—	—	—	(6,713)	(6,713)
Total	$(6,561)	$—	$(2,979)	$(6,713)	$(16,253)
*Includes cumulative appreciation (depreciation) of futures, from the date the contracts were opened through September 30, 2020. Only current day variation margin is reported on the Fund’s “Statements of assets and liabilities.”
The effect of derivative instruments on Delaware International Opportunities Bond Fund's “Statement of operations” for the year ended September 30, 2020 was as follows:
	Delaware International Opportunities Bond Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Currency contracts	$(1,405,789)	$—	$—	$—	$(1,405,789)
Interest rate contracts	—	(79,983)	—	—	(79,983)
Equity contracts	—	—	211,610	—	211,610
Total	$(1,405,789)	$(79,983)	$211,610	$—	$(1,274,162)

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
8. Derivatives (continued)
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$1,001,655	$—	$—	$1,001,655
Interest rate contracts	—	594	—	594
Total	$1,001,655	$594	$—	$1,002,249
The effect of derivative instruments on Delaware Strategic Income II Fund “Statement of operations” for the year ended
September 30, 2020 was as follows:
	Delaware Strategic Income II Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$46,744	$—	$—	$46,744
Interest rate contracts	—	105,572	—	105,572
Total	$46,744	$105,572	$—	$152,316
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$13,058	$—	$—	$13,058
Interest rate contracts	—	(3,657)	—	(3,657)
Total	$13,058	$(3,657)	$—	$9,401

The effect of derivative instruments on Delaware Hedged U.S. Equity Opportunities Fund's “Statement of operations” for the year ended September 30, 2020 was as follows:
	Delaware Hedged U.S. Equity Opportunities Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(76,454)	$—	$—	$—	$—	$(76,454)
Equity contracts	—	(701,537)	561,808	(794,013)	—	(933,742)
Total	$(76,454)	$(701,537)	$561,808	$(794,013)	$—	$(1,010,196)
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$24,736	$—	$—	$—	$—	$24,736
Equity contracts	—	(167,511)	794,567	(420,108)	—	206,948
Total	$24,736	$(167,511)	$794,567	$(420,108)	$—	$231,684
The effect of derivative instruments on Delaware Total Return Fund's “Statement of operations” for the year ended September 30, 2020 was as follows:
	Delaware Total Return Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(143,254)	$—	$—	$(143,254)
Interest rate contracts	—	(161,505)	—	(161,505)
Equity contracts	—	(223,588)	—	(223,588)
Credit contracts	—	—	154,240	154,240
Total	$(143,254)	$(385,093)	$154,240	$(374,107)

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
8. Derivatives (continued)
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Currency contracts	$(4,937)	$—	$—	$(4,937)
Interest rate contracts	—	(2,979)	—	(2,979)
Credit contracts	—	—	(6,996)	(6,996)
Total	$(4,937)	$(2,979)	$(6,996)	$(14,912)
During the year ended September 30, 2020, Delaware Global Equity Fund, Delaware International Fund and Delaware Floating Rate II Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”
During the year ended September 30, 2020, Delaware Investment Grade Fund and Delaware Strategic Income II Fund experienced net realized and unrealized gains or losses attributable to futures contract holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”
During the year ended September 30, 2020, Delaware Covered Call Strategy Fund and Delaware Premium Income Fund experienced net realized and unrealized gains or losses attributable to options contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”
The table below summarizes the average balance of derivative holdings by each Fund during the year ended September 30, 2020:

	Long Derivative Volume
	Delaware Global Equity Fund	Delaware International Fund	Delaware International Opportunities Bond Fund
Foreign currency exchange contracts (average notional value)	577,805	642,348	16,222,044
Futures contracts (average notional value)	—	—	8,038,621

	Long Derivative Volume
	Delaware Investment Grade Fund	Delaware Strategic Income II Fund	Delaware Hedged U.S. Equity Opportunities Fund
Foreign currency exchange contracts (average notional value)	$—	$—	317,289
Futures contracts (average notional value)	11,462,063	1,379,213	—
Options contracts (average notional value)	—	—	918,550

Long Derivative Volume
Delaware Total Return Fund
Foreign currency exchange contracts (average notional value)	133,049
Futures contracts (average notional value)	140,534
CDS contracts (average notional value)	596,800

	Short Derivative Volume
	Delaware Global Equity Fund	Delaware International Fund	Delaware International Opportunities Bond Fund
Futures Contracts (average notional value)	$—	$—	5,577,668
Foreign currency exchange contracts (average notional value)	631,741	1,344,341	8,532,432

	Short Derivative Volume
	Delaware Strategic Income II Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund
Options contracts (average notional value)	$—	9,966,622	502,698
Futures Contracts (average notional value)	1,307,363	—	16,828,162
Foreign currency exchange contracts (average notional value)	215,383	—	3,035,068

	Short Derivative Volume
	Delaware Premium Income Fund	Delaware Total Return Fund
Options contracts (average notional value)	19,140,846	$—
Futures Contracts (average notional value)	—	2,170,528
Foreign currency exchange contracts (average notional value)	—	548,405
9. Offsetting
Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define their contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
9. Offsetting  (continued)
At September 30, 2020, each Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Delaware Global Equity Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$-	$(1,062)	$(1,062)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
The Bank of New York Mellon	$(1,062)	$-	$-	$-	$-	$(1,062)
Delaware International Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$ —	$(1,002)	$(1,002)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
The Bank of New York Mellon	$(1,002)	$—	$—	$—	$—	$(1,002)
Delaware International Opportunities Bond Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$5,370	$—	$5,370
TD Bank	31,512	(17,252)	14,260
The Bank of New York Mellon	1	(16)	(15)
Total	$36,883	$(17,268)	$19,615
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
JPMorgan Chase Bank	$5,370	$—	$—	$—	$—	$5,370
TD Bank	14,260	—	—	—	—	14,260
The Bank of New York Mellon	(15)	—	—	—	—	(15)
Total	$19,615	$—	$—	$—	$—	$19,615
Delaware Strategic Income II Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
TD Bank	$13,058	$-	$13,058
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
TD Bank	$13,058	$-	$-	$-	$-	$13,058

Delaware Hedged U.S. Equity Opportunities Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$11	$(43)	$(32)
BNP Paribas	22,724	—	22,724
JPMorgan Chase Bank	22,067	—	22,067
Total	$44,802	$(43)	$44,759
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
The Bank of New York Mellon	$(32)	$—	$—	$—	$—	$(32)
BNP Paribas	22,724	—	—	—	—	22,724
JPMorgan Chase Bank	22067	—	—	—	—	22067
Total	$44,759	$—	$—	$—	$—	$44,759
Delaware Total Return Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$1,624	$(13,222)	$(11,598)
The Bank of New York Mellon	—	(52)	(52)
Total	$1,624	$(13,274)	$(11,650)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
JPMorgan Chase Bank	$(11,598)	$—	$—	$—	$—	$(11,598)
The Bank of New York Mellon	(52)	—	—	—	—	(52)
Total	$(11,650)	$—	$—	$—	$—	$(11,650)
(a)The value of the related collateral exceeded the value of the derivatives as of September 30, 2020, as applicable.
(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
10. Securities Lending
Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
10. Securities Lending (continued)
Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.
Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.
During the year ended September 30, 2020, the Funds had no securities out on loan.
11. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates ("IBORs"), such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, and Delaware Total Return Fund invest in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, and Delaware Total Return Fund invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, and Delaware Total Return Fund invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Funds more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Funds may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.
As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds.
Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, and Delaware Total Return Fund invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Total Return Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate

Notes to financial statements
Delaware Group® Equity Funds IV (Trust)
11. Credit and Market Risk (continued)
holdings during the year ended September 30, 2020. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.
Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”
12. Contractual Obligations
Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.
13. Recent Accounting Pronouncements
In March 2017, FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to each Fund’s net assets at the end of the period is not material.
In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.
14. Subsequent Events
On November 2, 2020, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on November 1, 2021.

On November 18, 2020, the Board unanimously voted and approved a proposal to change, effective December 1, 2020, the Delaware International Opportunities Bond Fund's distribution frequency from daily (distributed monthly) to monthly.
Management has determined that no other material events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Delaware Group® Equity Funds IV and Shareholders of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Global Equity Fund, Delaware International Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Government Cash Management Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, Delaware Covered Call Strategy Fund, Delaware Hedge U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Global Equity Fund, Delaware International Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Government Cash Management Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, Delaware Covered Call Strategy Fund, Delaware Hedge U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund (eighteen of the funds constituting Delaware Group® Equity Funds IV, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position each of the Funds as of September 30, 2020, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.
The financial statements of First Investors Equity Income Fund, First Investors Growth & Income Fund, First Investors Select Growth Fund, First Investors Opportunity Fund, First Investors Special Situations Fund, First Investors Global Fund, First Investors International Fund, First Investors Floating Rate Fund, First Investors Fund For Income, First Investors Government Cash Management Fund, First Investors International Opportunities Bond Fund, First Investors Investment Grade Fund, First Investors Limited Duration Bond Fund, First Investors Strategic Income Fund, First Investors Covered Call Strategy Fund, First Investors Hedged U.S. Equity Opportunities Fund, First Investors Premium Income Fund, and First Investors Total Return Fund (subsequent to reorganization, known as Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Global Equity Fund, Delaware International Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Government Cash Management Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, Delaware Covered Call Strategy Fund, Delaware Hedge U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund, respectively) as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included

Report of Independent Registered Public Accounting Firm
confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 25, 2020
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Liquidity Risk Management Program
The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage a fund’s “liquidity risk,” defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.
The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for the Funds.
As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of each Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).
In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.
At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with its HLIM at all times during the reporting period.
Tax Information
The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2020, each Fund reports distributions paid during the year as follows:
	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)	(D) Qualifying Dividends[1]
Delaware Equity Income Fund	92.14%	7.86%	—	100.00%	94.41%
Delaware Growth and Income Fund	88.40%	11.60%	—	100.00%	55.56%
Delaware Growth Equity Fund	97.55%	2.45%	—	100.00%	100.00%
Delaware Opportunity Fund	89.67%	10.33%	—	100.00%	42.33%
Delaware Special Situations Fund	97.78%	2.22%	—	100.00%	100.00%
Delaware Global Equity Fund	67.28%	32.72%	—	100.00%	15.76%
Delaware International Fund	71.94%	28.06%	—	100.00%	—
Delaware Floating Rate II Fund	—	100.00%	—	100.00%	—
Delaware Fund for Income	—	100.00%	—	100.00%	—
Delaware Government Cash Management Fund	—	100.00%	—	100.00%	—
Delaware International Opportunities Bond Fund	—	100.00%	—	100.00%	—
Delaware Investment Grade Fund	7.52%	92.48%	—	100.00%	—
Delaware Limited Duration Bond Fund	—	100.00%	—	100.00%	—
Delaware Strategic Income II Fund	—	100.00%	—	100.00%	—
Delaware Covered Call Strategy Fund	—	100.00%	—	100.00%	100.00%
Delaware Hedged U.S. Equity Opportunities Fund	59.48%	40.52%	—	100.00%	15.82%
Delaware Premium Income Fund	31.34%	68.66%	—	100.00%	100.00%
Delaware Total Return Fund	77.45%	22.39%	0.16%	100.00%	25.04%

(A), (B), and (C) are based on a percentage of each Fund’s total distributions.
(D) is based on a percentage of each Fund’s ordinary income distributions.
1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Other Fund information (Unaudited)
*For the fiscal year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
Delaware Equity Income Fund	Delaware Growth and Income Fund	Delaware Growth Equity Fund	Delaware Opportunity Fund	Delaware Special Situations Fund	Delaware Global Equity Fund
96.07%	56.57%	100.00%	43.29%	100.00%	15.76%
Delaware International Fund	Delaware Covered Call Strategy Fund	Delaware Hedged U.S. Equity Opportunities Fund	Delaware Premium Income Fund	Delaware Total Return Fund
30.24%	100.00%	18.59%	100.00%	27.23%

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Global Equity Fund, Delaware Government Cash Management Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware International Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Special Situations Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for each series of Delaware Group Equity Funds (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Smith Asset Management Group, L.P. (“Smith”), Wellington Management Company, LLP (“Wellington”), and Ziegler Capital Management, LLC (“Ziegler”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of each Fund’s advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by Smith to Delaware Growth Equity Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Smith personnel with its Code of Ethics; and adherence to fair value pricing

Other Fund information (Unaudited)
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Global Equity Fund, Delaware Government Cash Management Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware International Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Special Situations Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund at a meeting held August 11-13, 2020 (continued)
procedures as established by the Board. The Board was pleased with the current staffing of Smith and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by Smith.
Nature, extent, and quality of services. The Board considered the services provided by Wellington to Delaware Hedged U.S. Equity Opportunities Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Wellington personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Wellington and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by Wellington.
Nature, extent, and quality of services. The Board considered the services provided by Ziegler to Delaware Covered Call Strategy Fund and Delaware Premium Income Fund and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of Ziegler personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Ziegler and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by Ziegler.
Nature, extent, and quality of services. The Board considered the services provided by MIMGL to Delaware Equity Income Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware International Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund and to their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.
Nature, extent, and quality of services. The Board considered the services provided by MFMHK to Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware International Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, and Delaware Total Return Fund and to their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.
Nature, extent, and quality of services. The Board considered the services provided by MIMEL to Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund and to their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of MIMEL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMEL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMEL.
Nature, extent, and quality of services. The Board considered the services provided by MIMAK to Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund and to their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of MIMAK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMAK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMAK.
Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
Delaware Covered Call Strategy Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year and since inception periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.
Delaware Equity Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional equity income funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Floating Rate II Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional loan participation funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the since inception period was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Fund for Income – The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019.

Other Fund information (Unaudited)
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Global Equity Fund, Delaware Government Cash Management Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware International Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Special Situations Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund at a meeting held August 11-13, 2020 (continued)
The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Global Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional global large-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Government Cash Management Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional US government money market funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Growth and Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the fourth quartile and second quartile, respectively, of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Growth Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-cap funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Hedged U.S. Equity Opportunities Fund – Broadridge currently classifies the Fund as a multi-cap core fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Fund in October 2019, it would be more appropriate to include the Fund in the alternative long/short funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional multi-cap core funds and the other consisting of the Fund and all retail and institutional alternative long/short funds. When compared to multi-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. When compared to alternative long/short funds, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board observed that, when compared to other multi-cap core funds, the Fund’s performance was not in line with the Board’s objective; however, when compared to other alternative long/short funds, the Fund’s performance results were in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware International Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international large-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universes. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the first quartile of its Performance Universes. The Board observed that the Fund’s performance results were mixed, but tended toward above median, which was acceptable.
Delaware International Opportunities Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international income funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Investment Grade Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Limited Duration Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment-grade debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year, 5-year, and since inception periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Opportunity Fund – Broadridge currently classifies the Fund as a multi-cap core fund. However, Management believes that, after implementing strategy changes in connection with the acquisition of the Fund in October 2019, it would be more appropriate to include the Fund in the alternative long/short funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional multi-cap core funds and the other consisting of the Fund and all retail and institutional alternative long/short funds. When compared to multi-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the third quartile and first quartile, respectively, of its Performance Universe. When compared to other alternative long/short funds, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.
Delaware Premium Income Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional alternative long/short equity funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the since inception period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Other Fund information (Unaudited)
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Global Equity Fund, Delaware Government Cash Management Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware International Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Special Situations Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund at a meeting held August 11-13, 2020 (continued)
Delaware Special Situations Fund – Broadridge currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the fourth quartile of the Performance Universe. The report further showed that the Fund’s total return for the 3-and 5-year periods was in the third quartile of its Performance Universe. When compared to other small-cap value funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of the Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Board observed that, when compared to other small-cap value funds, the Fund’s performance was in line with the Board’s objective; however, when compared to other small-cap core funds, the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Strategic Income II Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered that much of the Fund’s underperformance preceded Management’s acquisition of the Fund in October 2019. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware Total Return Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and
10-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were mixed, but tended toward median, which was acceptable.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Covered Call Strategy Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund.
Delaware Equity Income Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware Floating Rate II Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware Fund for Income – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware Global Equity Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware Government Cash Management Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Delaware Growth and Income Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware Growth Equity Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Delaware Hedged U.S. Equity Opportunities Fund – When compared to other multi-cap core funds and alternative long/short funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of

Other Fund information (Unaudited)
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Global Equity Fund, Delaware Government Cash Management Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware International Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Special Situations Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund at a meeting held August 11-13, 2020 (continued)
lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware International Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware International Opportunities Bond Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of the Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware Investment Grade Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through August 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware Limited Duration Bond Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Delaware Opportunity Fund – When compared to other multi-cap core funds and alternative long/short funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Delaware Premium Income Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Delaware Special Situations Fund –When compared to other small-cap core funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. When compared to small-cap value funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Delaware Strategic Income II Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Delaware Total Return Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through October 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by Smith in relation to the services being provided to Delaware Growth Equity Fund and in relation to Smith’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Smith in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Management profitability. Trustees were also given available information on profits being realized by Wellington in relation to the services being provided to Delaware Hedged U.S. Equity Opportunities Fund and in relation to Wellington’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Wellington in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Management profitability. Trustees were also given available information on profits being realized by Ziegler in relation to the services being provided to Delaware Covered Call Strategy Fund and Delaware Premium Income Fund and in relation to Ziegler’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Ziegler in connection with its relationship to the Funds, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Management profitability. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to Delaware Equity Income Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware International Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited

Other Fund information (Unaudited)
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Global Equity Fund, Delaware Government Cash Management Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware International Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Special Situations Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund at a meeting held August 11-13, 2020 (continued)
relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Funds, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Management profitability. Trustees were also given available information on profits being realized by MFMHK in relation to the services being provided to Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware International Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, and Delaware Total Return Fund and in relation to MFMHK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MFMHK in connection with its relationship to the Funds, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Management profitability. Trustees were also given available information on profits being realized by MIMEL in relation to the services being provided to Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund and in relation to MIMEL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMEL in connection with its relationship to the Funds, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Management profitability. Trustees were also given available information on profits being realized by MIMAK in relation to the services being provided to Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, and Delaware Total Return Fund and in relation to MIMAK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMAK in connection with its relationship to the Funds, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, assets for each of Delaware Growth equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, and Delaware Total Return Fund exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Funds and their shareholders. The Board also noted that, although, as of March 31, 2020, the other Funds had not reached a size at which they could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fees were structured so that, if the Funds increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	93	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	93	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	93	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005– 2011) — J.P. Morgan Chase & Co.	93	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 610 Market Street Philadelphia, PA 19106 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	93	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 610 Market Street Philadelphia, PA 19106 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	93	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	93	None
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011– March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	93	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–
					December 2019)
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	93	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–
					April 2018)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	93	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–
Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
					Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006– July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	93	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	93	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	93	None[3]
Richard Salus 610 Market Street Philadelphia, PA 19106 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	93	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 231-8002.

About the organization
This annual report is for the information of Delaware Group® Equity Funds IV Funds shareholders.
Board of directors/trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds® by Macquarie
Philadelphia, PA
Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor
Rosemont, PA
Jerome D. Abernathy
Managing Member
Stonebrook Capital Management, LLC
Jersey City, NJ
Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
New York, NY
Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and Treasurer
Delaware Funds by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie
Philadelphia, PA
This annual report is for the information of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund, Delaware Opportunity Fund, Delaware Special Situations Fund, Delaware Global Equity Fund, Delaware International Fund, Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Government Cash Management Fund, Delaware International Opportunities Bond Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, Delaware Strategic Income II Fund, Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds

i        This page is not part of the annual report.

Delaware Funds® by Macquarie privacy practices notice
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited
Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
                      Revised February 2020

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Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund
• Delaware Growth and Income Fund
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund1
• Delaware Small Cap Core Fund2
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
2Closed to certain new investors.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in each Fund’s prospectus and, if available, its summary prospectus. A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
iii        This page is not part of the annual report.

Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
•  Delaware Emerging Markets Debt Corporate Fund
(formerly, Delaware Emerging Markets Debt Fund)
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware Government Cash Management Fund3
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund
Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Exempt Income Fund4
• Delaware Tax-Exempt Opportunities Fund4
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free California II Fund4
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free New York II Fund4
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
3On May 20, 2020, the Board of Trustees unanimously voted and approved a proposal to liquidate and dissolve Delaware Government Cash Management Fund (“Fund”). The liquidation and dissolution are expected to take effect on or about December 4, 2020. The Fund closed to new investors and all sales efforts ceased as of the close of business on Thursday, July 2, 2020. However, the Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until close of business Wednesday, December 2, 2020. Until the liquidation, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any other Delaware Funds® by Macquarie fund. Any exchange would be made at the current net asset value of the Fund and the selected Delaware Fund. The Fund’s shareholders would not incur front-end or contingent deferred sales charges upon these exchanges as the funds do not typically carry loads or sales charges.
4On August 12, 2020, the Board of Trustees approved the reorganizations (together, the “Reorganizations”) of each of Delaware Tax-Exempt Income Fund, Delaware Tax-Exempt Opportunities Fund, Delaware Tax-Free California II Fund, and Delaware Tax-Free New York II Fund (collectively, the “Acquired Funds”) into and with Delaware Tax-Free USA Intermediate Fund, Delaware Tax-Free USA Fund, Delaware Tax-Free California Fund, and Delaware Tax-Free New York Fund, respectively (collectively, the “Acquiring Funds”). Effective as of the close of business on November 13, 2020, the Acquired Funds will be closed to new investors. It is anticipated that the Acquired Funds’ shareholders will receive a prospectus/information statement in October 2020 providing them with information about the Reorganizations and the Acquiring Funds. The Reorganizations are expected to take place in December 2020. The Acquired Funds will continue to accept purchases (including reinvested dividends and capital gains) from existing shareholders until November 25, 2020. Contingent deferred sales charges will be waived on redemptions from the Acquired Funds through the date of the Reorganizations.
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Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
(1)	Move assets all at once at any time.
(2)	Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
(3)	Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

v        This page is not part of the annual report.

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959
(Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Funds are governed by US laws and regulations.
(1395727)
AR-FOR-1120
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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $567,680 for the fiscal year ended September 30, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $903,282 for the fiscal year ended September 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $96,510 for the fiscal year ended September 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2020.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended September 30, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended September 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser was $5,607,000 for the registrant’s fiscal year ended September 30, 2020.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS IV

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	December 3, 2020

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	December 3, 2020